THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

      This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

      Please note that the Money Market Portfolio:

      o     is not a bank deposit;

      o     is not federally insured;

      o is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

      o is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

      o     is not guaranteed to achieve its goal(s); and

      o may not be able to maintain a stable $1 share price and you may lose money.

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 31, 2005

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

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================================================================

A LOOK AT THE GOALS, STRATEGIES, RISKS, EXPENSES AND FINANCIAL HISTORY OF THE PORTFOLIO.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE PORTFOLIO.

DETAILS ON DISTRIBUTION PLAN.

================================================================================

INTRODUCTION TO THE RISK/RETURN SUMMARY ...........................            5

MONEY MARKET PORTFOLIO ............................................            6

PORTFOLIO MANAGEMENT
   Investment Adviser .............................................           11
   Disclosure of Portfolio Holdings ...............................           11
   Other Service Providers ........................................           12

SHAREHOLDER INFORMATION
   Pricing Shares .................................................           13
   Market Timing ..................................................           13
   Purchase of Shares .............................................           13
   Redemption of Shares ...........................................           15
   Dividends and Distributions ....................................           18
   Taxes ..........................................................           18

DISTRIBUTION ARRANGEMENTS .........................................           19

FOR MORE INFORMATION ..............................................   Back Cover

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

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

      The class of common stock (the "Bedford Class") of the Company offered by this prospectus represents interests in the Bedford Class of the Portfolio.

      This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Bedford Class ("Bedford Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

================================================================================

INVESTMENT GOAL

      The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

      To achieve this goal, we invest in a diversified  investment  portfolio of
short  term,  high  quality,   U.S.-dollar-denominated   instruments,  including
government, bank, commercial and other obligations.

      Specifically, we may invest in:

      o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

      o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's Investor's Service, Inc., or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

      o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

      o Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

      o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

      o     Dollar-denominated   securities  issued  or  guaranteed  by  foreign
            governments   or   their   political   subdivisions,   agencies   or
            authorities.

      o Securities issued or guaranteed by state or local governmental bodies.

      o     Repurchase  agreements  relating  to  the  above  instruments.

      The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in banking obligations.

      QUALITY

      Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

      MATURITY

      The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

KEY RISKS

      o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

      o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

      o The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

      o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

      o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

      o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

      o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. governmental agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

      o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

      o The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

      o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

      ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

      RISK / RETURN INFORMATION

      The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   5.18%  4.65%  4.88%   4.75%   4.38%   5.64%   3.42%   1.20%  0.29%  0.49%
--------------------------------------------------------------------------------
   1995   1996   1997    1998    1999    2000    2001    2002   2003   2004

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:     1.46%     (quarter ended September 30, 2000)
Worst Quarter:    0.05%     (quarter ended June 30, 2004)

Year-to-date total return for the nine months ended September 30, 2005:    1.55%

AVERAGE ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31, 2004

                                   1 YEAR   5 YEARS   10 YEARS
                                   ------   -------   --------
MONEY MARKET PORTFOLIO              0.49%    2.19%      3.48%

      CURRENT YIELD: The seven-day yield for the period ended December 31, 2004 for the Portfolio was 1.28%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the Portfolio.

EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

      The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

================================================================================

                              IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for the portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.

================================================================================

      ANNUAL FUND OPERATING EXPENSES*
      (Expenses that are deducted from Portfolio assets)
      Management Fees(1) ...............................   0.45%
      Distribution and Service (12b-1) Fees(2) .........   0.65%
      Other Expenses(3) ................................   0.13%
                                                           -----
      Total Annual Fund Operating Expenses(1) ..........   1.23%
                                                           =====

      * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

      (1) The Adviser expects to continue to voluntarily waive a portion of its Management Fees for the Portfolio during the current fiscal year. The Portfolio's service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during the current fiscal year. After these fee waivers and/or reimbursements, the Portfolio's Management Fees and Total Annual Fund Operating Expenses are expected to be:

                     Management Fee             0.06%
                     Total Expenses             0.81%

            Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time.

      (2) Distribution and Service (12b-1) Fees reflect current fees expected to be incurred by the Portfolio during the current fiscal year. The Portfolio may reimburse expenses up to a maximum of 0.65% under the Portfolio's distribution plan during the current fiscal year. The Portfolio expects such reimbursement to be 0% during the current fiscal year.

      (3) A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

      EXAMPLE:

      The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ------   -------   -------   --------
BEDFORD SHARES        $125      $390      $676     $1,489

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 and August 31, 2005 has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2001 through August 31, 2003 was audited by the Portfolio's former independent registered public accounting firm.

FINANCIAL HIGHLIGHTS (1)

      (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)

MONEY MARKET PORTFOLIO

                                                  FOR THE          FOR THE           FOR THE          FOR THE          FOR THE
                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              AUGUST 31, 2005  AUGUST 31, 2004   AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001
                                              ---------------  ---------------   ---------------  ---------------  ---------------
Net asset value, beginning of year .........  $          1.00  $          1.00   $          1.00  $          1.00  $          1.00
                                              ---------------  ---------------   ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income ...................           0.0162           0.0025            0.0046           0.0157           0.0460
   Net gain on securities ..................               --               --            0.0005               --               --
                                              ---------------  ---------------   ---------------  ---------------  ---------------
      Total from investment
         operations ........................           0.0162           0.0025            0.0051           0.0157           0.0460
                                              ---------------  ---------------   ---------------  ---------------  ---------------
Less distributions
   Dividends (from net investment income) ..          (0.0162)         (0.0025)          (0.0046)         (0.0157)         (0.0460)
   Distributions (from capital gains) ......               --               --           (0.0005)              --               --
                                              ---------------  ---------------   ---------------  ---------------  ---------------
   Total distributions .....................          (0.0162)         (0.0025)           0.0051          (0.0157)         (0.0460)
                                              ---------------  ---------------   ---------------  ---------------  ---------------
Net asset value, end of year ...............  $          1.00  $          1.00   $          1.00  $          1.00  $          1.00
                                              ===============  ===============   ===============  ===============  ===============
Total Return ...............................            1.63%            0.25%             0.53%            1.59%            4.70%
Ratios/Supplemental Data
   Net assets, end of year (000) ...........  $       109,495  $        72,001   $        80,406  $        52,878  $       676,964
   Ratios of expenses to average
      net assets (2) .......................            0.97%            0.94%             0.98%            1.00%            1.00%
   Ratios of net investment income to
      average net assets ...................            1.68%            0.24%             0.46%            1.75%            4.46%

(1) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

(2) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been 1.23%, 1.34%, 1.30%, 1.25% and 1.19% for the years ended August 31, 2005, 2004,
      2003, 2002 and 2001, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with $428 billion in assets under management as of September 30, 2005. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

      For the fiscal year ended August 31, 2005, BIMC received an advisory fee of 0.06% of the Portfolio's average net assets.

      A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2005.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

      The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

                                                   ========================================
                                                                 SHAREHOLDERS
                                                   ========================================
                                        _______________________________|____________________________
                                       |                                                            |
Distribution       =========================================                 =========================================
and
Shareholder                  PRINCIPAL DISTRIBUTOR                                       TRANSFER AGENT AND
Services                                                                                  DISBURSING AGENT
                             PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD                                              PFPC INC.
                            KING OF PRUSSIA, PA 19406                                  301 BELLEVUE PARKWAY*
                                                                                        WILMINGTON, DE 19809
                      Distributes shares of the Portfolio.
                                                                                   Handles shareholder services,
                   =========================================                        including recordkeeping and
Asset              =========================================                   statements, distribution of dividends
Management                                                                         and processing of buy and sell
                               INVESTMENT ADVISER                                            requests.

                             BLACKROCK INSTITUTIONAL                                *DO NOT USE THIS ADDRESS FOR
                             MANAGEMENT CORPORATION                              PURCHASES AND REDEMPTIONS. PLEASE
                              100 BELLEVUE PARKWAY                                SEE "PURCHASE OF FUND SHARES" AND
                              WILMINGTON, DE 19809                               "REDEMPTION OF FUNDS" SECTIONS FOR
                                                                                       FURTHER INSTRUCTIONS.
                        Manages the Portfolio's business                     =========================================
                           and investment activities.                        =========================================
                                                                                             CUSTODIAN
                   =========================================
Portfolio          =========================================                             PFPC TRUST COMPANY
Operations                                                                             8800 TINICUM BOULEVARD
                           ADMINISTRATOR AND PORTFOLIO                                       SUITE 200
                                ACCOUNTING AGENT                                       PHILADELPHIA, PA 19153

                                    PFPC INC.                                  Holds the Portfolio's assets, settles
                              301 BELLEVUE PARKWAY                             all portfolio trades and collects most
                              WILMINGTON, DE 19809                               of the valuation data required for
                                                                                  calculating the Portfolio's NAV.
                       Provides facilities, equipment and                    =========================================
                      personnel to carry out administrative
                      services related to the Portfolio and
                         calculates the Portfolio's NAV,
                       dividends and distributions.

                   =========================================
                                                                       |
                                                   ========================================
                                                              BOARD OF DIRECTORS
                                                    Supervises the Portfolio's activities.
                                                   ========================================

SHAREHOLDER INFORMATION

PRICING SHARES

      PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.

      During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

      On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.

      The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

      GENERAL. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

      Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the NYSE and the FRB are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that Business Day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a Business Day will be processed as of the deadline on the following Business Day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

      A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

      If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

      DIRECT PURCHASES. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund - Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

      Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

            A.    Telephone the Company's  transfer  agent,  PFPC,  toll-free at
                  (800) 533-7719 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

            B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank N.A.

                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM: (shareholder or account name)
                  ACCOUNT NUMBER: (assigned account number)
                  FOR PURCHASE OF: The RBB Fund - Money Market Portfolio (Bedford Class)
                  AMOUNT: (amount to be invested)

            C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

      For subsequent investments, you should follow steps A and B above.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

      RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

REDEMPTION OF SHARES

      GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

      REDEMPTION OF SHARES IN AN ACCOUNT. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

      Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

      Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

      REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Bedford Class) c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 533-7719. Neither the Company, the Distributor, the Portfolio, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records;
(3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

      Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

      REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

      When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

      ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

      The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

      If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

      The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

      The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

      Distributions   from  the   Portfolio   will   generally   be  taxable  to
shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

      The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate for 2006 is 28%.

      The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

      The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

      Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

      The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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

================================================================================

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Philadelphia, Pennsylvania

================================================================================



================================================================================

PROSPECTUS
THE BEDFORD SHARES

MONEY MARKET PORTFOLIO

DECEMBER 31, 2005

================================================================================

                            THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-533-7719

FOR MORE INFORMATION:

      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These  reports  contain  additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.

STATEMENT OF ADDITIONAL INFORMATION

      An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the Bedford Shares, along with the Bedford Shares annual and semi-annual reports, are not available on the Adviser's website but may be obtained free of charge, by calling (800) 533-7719. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 533-7719.

PURCHASES AND REDEMPTIONS

      Call your broker or (800) 533-7719.

WRITTEN CORRESPONDENCE

Street Address:         Bedford Shares
                        c/o PFPC Inc.
                        101 Sabin Street
                        Pawtucket, RI 02860-1427

SECURITIES AND EXCHANGE COMMISSION (SEC)

      You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at
WWW.SEC.GOV. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                                                    ShareBuilder
                                                                  Bedford Shares
                                               of The RBB Money Market Portfolio

                       Managed by BlackRock Institutional Management Corporation

                                                                 SHAREBUILDER(R)


                                                                      Prospectus
                                                               December 31, 2005
                                                            www.sharebuilder.com

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



                            THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

      This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

      Please note that the Money Market Portfolio:

      o     is not a bank deposit;

      o     is not federally insured;

      o is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

      o is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

      o     is not guaranteed to achieve its goal(s); and

      o may not be able to maintain a stable $1 share price and you may lose money.

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 31, 2005

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================================================================

A LOOK AT THE GOALS, STRATEGIES, RISKS, EXPENSES AND FINANCIAL HISTORY OF THE PORTFOLIO.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE PORTFOLIO.

DETAILS ON DISTRIBUTION PLAN.

================================================================================

INTRODUCTION TO THE RISK/RETURN SUMMARY ...........................            5

MONEY MARKET PORTFOLIO ............................................            6

PORTFOLIO MANAGEMENT
   Investment Adviser .............................................           11
   Disclosure of Portfolio Holdings ...............................           11
   Other Service Providers ........................................           12

SHAREHOLDER INFORMATION
   Pricing Shares .................................................           13
   Market Timing ..................................................           13
   Purchase of Shares .............................................           13
   Redemption of Shares ...........................................           15
   Dividends and Distributions ....................................           18
   Taxes ..........................................................           18

DISTRIBUTION ARRANGEMENTS .........................................           19

FOR MORE INFORMATION ..............................................   Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

      The class of common stock (the "Bedford Class") of the Company offered by this prospectus represents interests in the Bedford Class of the Portfolio.

      This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Bedford Class ("Bedford Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

================================================================================

INVESTMENT GOAL

      The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

      To achieve this goal, we invest in a diversified  investment  portfolio of
short  term,  high  quality,   U.S.-dollar-denominated   instruments,  including
government, bank, commercial and other obligations.

      Specifically, we may invest in:

      o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

      o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's Investor's Service, Inc., or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

      o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

      o Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

      o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

      o     Dollar-denominated   securities  issued  or  guaranteed  by  foreign
            governments   or   their   political   subdivisions,   agencies   or
            authorities.

      o Securities issued or guaranteed by state or local governmental bodies.

      o     Repurchase  agreements  relating  to  the  above  instruments.

      The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in banking obligations.

      QUALITY

      Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

      MATURITY

      The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

KEY RISKS

      o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

      o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

      o The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

      o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

      o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

      o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

      o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. governmental agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

      o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

      o The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

      o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

      ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

      RISK / RETURN INFORMATION

      The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   5.18%  4.65%  4.88%   4.75%   4.38%   5.64%   3.42%   1.20%  0.29%  0.49%
--------------------------------------------------------------------------------
   1995   1996   1997    1998    1999    2000    2001    2002   2003   2004

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:     1.46%     (quarter ended September 30, 2000)
Worst Quarter:    0.05%     (quarter ended June 30, 2004)

Year-to-date total return for the nine months ended September 30, 2005:    1.55%

AVERAGE ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31, 2004

                                   1 YEAR   5 YEARS   10 YEARS
                                   ------   -------   --------
MONEY MARKET PORTFOLIO              0.49%    2.19%      3.48%

      CURRENT YIELD: The seven-day yield for the period ended December 31, 2004 for the Portfolio was 1.28%. Past performance is not an indication of future results. Yields will vary. You may call (800) 533-7719 to obtain the current seven-day yield of the Portfolio.

EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

      The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

================================================================================

                              IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for the portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.

================================================================================

      ANNUAL FUND OPERATING EXPENSES*
      (Expenses that are deducted from Portfolio assets)
      Management Fees(1) ...............................   0.45%
      Distribution and Service (12b-1) Fees(2) .........   0.65%
      Other Expenses(3) ................................   0.13%
                                                           -----
      Total Annual Fund Operating Expenses(1) ..........   1.23%
                                                           =====

      * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

      (1) The Adviser expects to continue to voluntarily waive a portion of its Management Fees for the Portfolio during the current fiscal year. The Portfolio's service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during the current fiscal year. After these fee waivers and/or reimbursements, the Portfolio's Management Fees and Total Annual Fund Operating Expenses are expected to be:

                     Management Fee             0.06%
                     Total Expenses             0.81%

            Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time.

      (2) Distribution and Service (12b-1) Fees reflect current fees expected to be incurred by the Portfolio during the current fiscal year. The Portfolio may reimburse expenses up to a maximum of 0.65% under the Portfolio's distribution plan during the current fiscal year. The Portfolio expects such reimbursement to be 0% during the current fiscal year.

      (3) A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

      EXAMPLE:

      The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                     ------   -------   -------   --------
BEDFORD SHARES        $125      $390      $676     $1,489

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 and August 31, 2005 has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2001 through August 31, 2003 was audited by the Portfolio's former independent registered public accounting firm.

FINANCIAL HIGHLIGHTS (1)

      (FOR A BEDFORD SHARE OUTSTANDING THROUGHOUT EACH YEAR)

MONEY MARKET PORTFOLIO

                                                  FOR THE          FOR THE           FOR THE          FOR THE          FOR THE
                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              AUGUST 31, 2005  AUGUST 31, 2004   AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001
                                              ---------------  ---------------   ---------------  ---------------  ---------------
Net asset value, beginning of year .........  $          1.00  $          1.00   $          1.00  $          1.00  $          1.00
                                              ---------------  ---------------   ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income ...................           0.0162           0.0025            0.0046           0.0157           0.0460
   Net gain on securities ..................               --               --            0.0005               --               --
                                              ---------------  ---------------   ---------------  ---------------  ---------------
      Total from investment
         operations ........................           0.0162           0.0025            0.0051           0.0157           0.0460
                                              ---------------  ---------------   ---------------  ---------------  ---------------
Less distributions
   Dividends (from net investment income) ..          (0.0162)         (0.0025)          (0.0046)         (0.0157)         (0.0460)
   Distributions (from capital gains) ......               --               --           (0.0005)              --               --
                                              ---------------  ---------------   ---------------  ---------------  ---------------
   Total distributions .....................          (0.0162)         (0.0025)           0.0051          (0.0157)         (0.0460)
                                              ---------------  ---------------   ---------------  ---------------  ---------------
Net asset value, end of year ...............  $          1.00  $          1.00   $          1.00  $          1.00  $          1.00
                                              ===============  ===============   ===============  ===============  ===============
Total Return ...............................            1.63%            0.25%             0.53%            1.59%            4.70%
Ratios/Supplemental Data
   Net assets, end of year (000) ...........  $       109,495  $        72,001   $        80,406  $        52,878  $       676,964
   Ratios of expenses to average
      net assets (2) .......................            0.97%            0.94%             0.98%            1.00%            1.00%
   Ratios of net investment income to
      average net assets ...................            1.68%            0.24%             0.46%            1.75%            4.46%

(1) Financial Highlights relate solely to the Bedford Class of shares within the Portfolio.

(2) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been 1.23%, 1.34%, 1.30%, 1.25% and 1.19% for the years ended August 31, 2005, 2004,
      2003, 2002 and 2001, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with $428 billion in assets under management as of September 30, 2005. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

      For the fiscal year ended August 31, 2005, BIMC received an advisory fee of 0.06% of the Portfolio's average net assets.

      A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2005.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

      The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

                                                   ========================================
                                                                 SHAREHOLDERS
                                                   ========================================
                                        _______________________________|____________________________
                                       |                                                            |
Distribution       =========================================                 =========================================
and
Shareholder                  PRINCIPAL DISTRIBUTOR                                       TRANSFER AGENT AND
Services                                                                                  DISBURSING AGENT
                             PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD                                              PFPC INC.
                            KING OF PRUSSIA, PA 19406                                  301 BELLEVUE PARKWAY*
                                                                                        WILMINGTON, DE 19809
                      Distributes shares of the Portfolio.
                                                                                   Handles shareholder services,
                   =========================================                        including recordkeeping and
Asset              =========================================                   statements, distribution of dividends
Management                                                                         and processing of buy and sell
                               INVESTMENT ADVISER                                            requests.

                             BLACKROCK INSTITUTIONAL                                *DO NOT USE THIS ADDRESS FOR
                             MANAGEMENT CORPORATION                              PURCHASES AND REDEMPTIONS. PLEASE
                              100 BELLEVUE PARKWAY                                SEE "PURCHASE OF FUND SHARES" AND
                              WILMINGTON, DE 19809                               "REDEMPTION OF FUNDS" SECTIONS FOR
                                                                                       FURTHER INSTRUCTIONS.
                        Manages the Portfolio's business                     =========================================
                           and investment activities.                        =========================================
                                                                                             CUSTODIAN
                   =========================================
Portfolio          =========================================                             PFPC TRUST COMPANY
Operations                                                                             8800 TINICUM BOULEVARD
                           ADMINISTRATOR AND PORTFOLIO                                       SUITE 200
                                ACCOUNTING AGENT                                       PHILADELPHIA, PA 19153

                                    PFPC INC.                                  Holds the Portfolio's assets, settles
                              301 BELLEVUE PARKWAY                             all portfolio trades and collects most
                              WILMINGTON, DE 19809                               of the valuation data required for
                                                                                  calculating the Portfolio's NAV.
                       Provides facilities, equipment and                    =========================================
                      personnel to carry out administrative
                      services related to the Portfolio and
                         calculates the Portfolio's NAV,
                       dividends and distributions.

                   =========================================
                                                                       |
                                                   ========================================
                                                              BOARD OF DIRECTORS
                                                    Supervises the Portfolio's activities.
                                                   ========================================

SHAREHOLDER INFORMATION

PRICING SHARES

      PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.

      During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

      On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.

      The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

      GENERAL. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

      Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two Business Days after the check is received. A "Business Day" is any day that both the NYSE and the FRB are open. On any Business Day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that Business Day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a Business Day will be processed as of the deadline on the following Business Day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      PURCHASES THROUGH AN ACCOUNT. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

      A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

      If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

      DIRECT PURCHASES. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a "Dealer"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund - Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

      Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

            A.    Telephone the Company's  transfer  agent,  PFPC,  toll-free at
                  (800) 533-7719 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

            B. Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC's account with PNC Bank N.A.

                  PNC Bank, N.A., Philadelphia, PA
                  ABA-0310-0005-3.
                  FROM: (shareholder or account name)
                  ACCOUNT NUMBER: (assigned account number)
                  FOR PURCHASE OF: The RBB Fund - Money Market Portfolio (Bedford Class)
                  AMOUNT: (amount to be invested)

            C. Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

      For subsequent investments, you should follow steps A and B above.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

      RETIREMENT PLANS. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

REDEMPTION OF SHARES

      GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

      REDEMPTION OF SHARES IN AN ACCOUNT. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

      Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

      Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

      REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Bedford Class) c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted.

      If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 533-7719. Neither the Company, the Distributor, the Portfolio, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records;
(3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information;
(4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

      Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

      REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

      When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

      ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

      The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

      If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

      The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

      The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

      Distributions   from  the   Portfolio   will   generally   be  taxable  to
shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

      The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate for 2006 is 28%.

      The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

      The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

      Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

      The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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

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

================================================================================

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Philadelphia, Pennsylvania

================================================================================



================================================================================

PROSPECTUS
THE BEDFORD SHARES

MONEY MARKET PORTFOLIO

DECEMBER 31, 2005

================================================================================

                            THE BEDFORD SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-533-7719

FOR MORE INFORMATION:

      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These  reports  contain  additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.

STATEMENT OF ADDITIONAL INFORMATION

      An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the Bedford Shares, along with the Bedford Shares annual and semi-annual reports, are not available on the Adviser's website but may be obtained free of charge, by calling (800) 533-7719. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 533-7719.

PURCHASES AND REDEMPTIONS

      Call your broker or (800) 533-7719.

WRITTEN CORRESPONDENCE

Street Address:         Bedford Shares
                        c/o PFPC Inc.
                        101 Sabin Street
                        Pawtucket, RI 02860-1427

SECURITIES AND EXCHANGE COMMISSION (SEC)

      You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at
WWW.SEC.GOV. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

CUSTOMER CARE
For questions regarding your ShareBuilder account please call 1-800-SHRBLDR (1-800-747-2537) or visit ShareBuilder online at ShareBuilder.com. Please be aware that ShareBuilder Customer Care Agents are not able to place a trade for you over the phone, open your account over the phone, or provide any type of financial advice or recommendations.

WRITTEN CORRESPONDENCE
Post Office Address:    ShareBuilder - Bedford Shares of The RBB Money Market Portfolio
                        c/o Sharebuilder Securities Corporation
                        PO Box 1728
                        Bellevue, WA 98009

Street Address:         ShareBuilder - Bedford Shares of The RBB Money Market Portfolio
                        c/o Sharebuilder Securities Corporation
                        1445 - 120th Avenue Northeast
                        Bellevue, WA 98005




INVESTMENT COMPANY ACT FILE NO. 811-05518

                           SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

      This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

      Please note that the Money Market Portfolio:

      o     is not a bank deposit;

      o     is not federally insured;

      o is not an obligation of, or guaranteed or endorsed by PNC Bank, N.A., PFPC Trust Company or any other bank;

      o is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

      o     is not guaranteed to achieve its goals; and

      o may not be able to maintain a stable $1 share price and you may lose money.

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 31, 2005

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================================================================

A LOOK AT THE GOALS, STRATEGIES, RISKS, EXPENSES AND FINANCIAL HISTORY OF THE PORTFOLIO.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE PORTFOLIO.

DETAILS ON THE DISTRIBUTION PLAN.

================================================================================

INTRODUCTION TO THE RISK/RETURN SUMMARY ...........................            5

MONEY MARKET PORTFOLIO ............................................            6

PORTFOLIO MANAGEMENT
  Investment Adviser ..............................................           11
  Disclosure of Portfolio Holdings ................................           11
  Other Service Providers .........................................           12

SHAREHOLDER INFORMATION
  Pricing Shares ..................................................           13
  Market Timing ...................................................           13
  Purchase of Shares ..............................................           13
  Redemption of Shares ............................................           14
  Dividends and Distributions .....................................           17
  Taxes ...........................................................           17

DISTRIBUTION ARRANGEMENTS .........................................           17

FOR MORE INFORMATION ..............................................   Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Sansom Street shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

      The class of common stock (the "Sansom Street Class") of the Company offered by this prospectus represents interests in the Sansom Street Class of the Portfolio.

      This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Sansom Street Class ("Sansom Street Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

================================================================================

INVESTMENT GOAL

      The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

      To achieve this goal, we invest in a diversified  investment  portfolio of
short  term,  high  quality,  U.S.  dollar-denominated  instruments,   including
government, bank, commercial and other obligations.

      Specifically, we may invest in:

      o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

      o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

      o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

      o Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

      o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

      o     Dollar-denominated   securities  issued  or  guaranteed  by  foreign
            governments   or   their   political   subdivisions,   agencies   or
            authorities.

      o Securities issued or guaranteed by state or local governmental bodies.

      o     Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in banking obligations.

      QUALITY

      Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

      MATURITY

      The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

      KEY RISKS

      o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

      o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

      o The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

      o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

      o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

      o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

      o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

      o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

      o The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

      o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

      ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

      RISK/RETURN INFORMATION

      The chart and table below illustrate the variability of the Portfolio's long-term performance for Sansom Street Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

    4.96%  5.03%  5.39%  5.23%  4.88%  6.16%  3.94%  1.72%  1.05%  1.25%
   ----------------------------------------------------------------------
    1995   1996   1997   1998   1999   2000   2001   2002   2003   2004

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

  Best Quarter: 1.59% (quarter ended September 30, 2000)

  Worst Quarter: 0.23% (quarter ended June 30, 2004)

  Year-to-date total return for the nine months ended September 30, 2005:  2.13%

AVERAGE ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31, 2004

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
MONEY MARKET PORTFOLIO        1.25%    2.81%      4.00%

      CURRENT YIELD: The seven-day yield for the period ended December 31, 2004 for the Portfolio was 2.05%. Past performance is not an indication of future results. Yields will vary. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

      EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

      The table below describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

================================================================================

                              IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for the portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.

================================================================================

      ANNUAL FUND OPERATING EXPENSES*
      (Expenses that are deducted from Portfolio assets)
      Management Fees(1) ...............................   0.45%
      Distribution and Service (12b-1) Fees(2) .........   0.05%
      Other Expenses(3) ................................   0.17%

      Total Annual Fund Operating Expenses(1) ..........   0.67%

      * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

      (1) The Adviser expects to continue to voluntarily waive a portion of its Management Fees for the Portfolio during the current fiscal year. The Portfolio's service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during the current fiscal year. After these fee waivers and/or reimbursements, the Portfolio's Management Fees and Total Annual Fund Operating Expenses are expected to be:

                      Management Fee             0.06%
                      Total Expenses             0.20%

            Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time.

      (2) Distribution and Service (12b-1) Fees reflect current fees expected to be incurred by the Portfolio during the current fiscal year. The Portfolio may reimburse expenses up to a maximum of 0.05% under the Portfolio's distribution plan during the current fiscal year. The Portfolio expects such reimbursement to be 0.05% during the current fiscal year.

      (3) A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

      EXAMPLE

      The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                               ------   -------   -------   --------
      SANSOM STREET             $ 64     $ 202     $ 351      $786

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 and August 31, 2005 has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2001 through August 31, 2003 was audited by the Portfolio's former independent registered public accounting firm.

FINANCIAL HIGHLIGHTS (1)
      (FOR A SANSOM STREET SHARE OUTSTANDING THROUGHOUT EACH YEAR)

 MONEY MARKET PORTFOLIO

                                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               AUGUST 31, 2005  AUGUST 31, 2004  AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year .........   $          1.00  $          1.00  $          1.00  $          1.00  $          1.00
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income ...................            0.0239           0.0100           0.0114           0.0209           0.0511
   Net gains on securities .................                --               --           0.0005               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Total net income from investment
         operations ........................            0.0239           0.0100           0.0119           0.0209           0.0511
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Less distributions
   Dividends (from net investment income) ..           (0.0239)         (0.0100)         (0.0114)         (0.0209)         (0.0511)
   Distributions (from capital gains) ......                --               --          (0.0005)              --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Total distributions ..................           (0.0239)         (0.0100)         (0.0119)         (0.0209)         (0.0511)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, end of year ...............   $          1.00  $          1.00  $          1.00  $          1.00  $          1.00
                                               ===============  ===============  ===============  ===============  ===============
Total Return ...............................             2.41%            1.00%            1.21%            2.11%            5.23%
Ratios/Supplemental Data
   Net assets, end of year (000) ...........   $        87,304  $       141,372  $       198,373  $       244,212  $       201,632
   Ratios of expenses to average net
      assets (2) ...........................             0.20%             .20%             .30%             .49%             .49%
   Ratios of net investment income to
      average net assets ...................             2.39%             .98%            1.14%            2.10%            5.23%

(1) Financial Highlights relate solely to the Sansom Street Class of shares of the Portfolio.

(2) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been .67%, .59%, .57%, .64% and .61% for the years ended August 31, 2005, 2004, 2003, 2002 and 2001, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      BIMC, is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with $428 billion in assets under management as of September 30, 2005. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

      For the fiscal year ended August 31, 2005, BIMC received an advisory fee of 0.06% of the Portfolio's average net assets.

      A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2005.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

      The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

                                              ======================================
                                                           SHAREHOLDERS
                                              ======================================
                                      __________________________|_________________________
                                      |                                                   |
Distribution      =========================================            =========================================
and
Shareholder                  PRINCIPAL DISTRIBUTOR                             TRANSFER AGENT AND DIVIDEND
Services                                                                             DISPURSING AGENT
                            PFPC DISTRIBUTORS, INC.
                                760 MOORE ROAD                                          PFPC INC.
                           KING OF PRUSSIA, PA 19406                              301 BELLEVUE PARKWAY*
                                                                                   WILMINGTON, DE 19809
                     Distributes shares of the Portfolio.
                                                                         Handles shareholder services, including
                  =========================================                         recordkeeping and
Asset             =========================================               statements, distribution of dividends
Management                                                               and processing of buy and sell requests.
                               INVESTMENT ADVISER
                                                                               *DO NOT USE THIS ADDRESS FOR
                             BLACKROCK INSTITUTIONAL                         PURCHASES AND REDEMPTIONS. PLEASE
                             MANAGEMENT CORPORATION                         SEE "PURCHASES OF FUND SHARES" AND
                              100 BELLEVUE PARKWAY                             "REDEMPTION OF FUND SHARES"
                              WILMINGTON, DE 19809                          SECTIONS FOR FURTHER INSTRUCTIONS.

                             Manages the Portfolio's                   =========================================
                             investment activities.                    =========================================

                  =========================================                             CUSTODIAN
Portfolio         =========================================
Operations                                                                          PFPC TRUST COMPANY
                           ADMINISTRATOR AND PORTFOLIO                            8800 TINICUM BOULEVARD
                                ACCOUNTING AGENT                                        SUITE 200
                                                                                  PHILADELPHIA, PA 19153
                                    PFPC INC.
                              301 BELLEVUE PARKWAY                         Holds the Portfolio's assets, settles
                              WILMINGTON, DE 19809                        all portfolio trades and collects most
                                                                            of the valuation data required for
                       Provides facilities, equipment and                    calculating the Portfolio's NAV.
                      personnel to carry out administrative
                      services related to the Portfolio and            =========================================
                    calculates the Portfolio's NAV, dividends
                               and distributions.

                  =========================================
                                                                 |
                                              ======================================
                                                        BOARD OF DIRECTORS
                                              Supervises the Portfolio's activities.
                                              ======================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES

      PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.

      During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

      On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.

      The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

      GENERAL. Shares may be purchased through PNC Bank, N.A. or its affiliates ("PNC") acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC and who have authorized PNC to invest in the Sansom Street Class on a customer's behalf. Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Company's Distributor (a "Dealer"). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

      Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      PURCHASES THROUGH AN ACCOUNT WITH PNC OR A DEALER. Shares may be purchased through your accounts at PNC or a Dealer through procedures and requirements established by PNC or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC or a Dealer.

      PNC may also impose minimum customer account requirements. Although PNC does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from PNC.

      DIRECT PURCHASES THROUGH A DEALER. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to The RBB Fund
- Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the address above.

      Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

      RETIREMENT PLANS. Sansom Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

REDEMPTION OF SHARES

      GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. It is the responsibility of PNC and Dealers to transmit promptly to PFPC your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

      REDEMPTION OF SHARES IN AN ACCOUNT AT PNC. If you beneficially own Shares through an account at PNC, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at PNC, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although PNC may charge your account for redemption services.

      REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-PNC CUSTOMERS. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by PFPC from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective immediately before 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

      A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

      Each  Dealer   reserves  the  right  to  waive  or  modify   criteria  for
participation in an account or to terminate participation in an account for any reason.

      REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

      If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

      Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

      REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts
("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and forward them to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

      When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

      ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

      The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days' notice, if that account falls below $500 as a result of redemptions, not market movement, and during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

      If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

      The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

      The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

      Distributions   from  the   Portfolio   will   generally   be  taxable  to
shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

      The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate for 2006 is 28%.

      The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      Sansom Street Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

      The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to 0.20% on an annualized basis of the average daily net assets of the Sansom Street Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.05% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

      Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Sansom Street Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Sansom Street Shares. The

Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Sansom Street Class as well as for related direct mail, advertising and promotional expenses.

      The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Philadelphia, Pennsylvania

                                   THE SANSOM
                                  STREET SHARES
                                     OF THE
                                  MONEY MARKET
                                    PORTFOLIO

                                                                  Prospectus
                                                               December 31, 2005

                         THE SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-430-9618

FOR MORE INFORMATION:

      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Sansom Street Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These  reports  contain  additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.

STATEMENT OF ADDITIONAL INFORMATION

      An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the Sansom Street Money Market Portfolio, along with the Sansom Street Money Market Portfolio's annual and semi-annual reports, are not available on the adviser's website but may be obtained free of charge, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

WRITTEN CORRESPONDENCE

                      Sansom Street Money Market Portfolio
                      c/o PFPC Inc.
                      101 Sabin Street
                      Pawtucket, RI 02860-1427

SECURITIES AND EXCHANGE COMMISSION

      You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at
WWW.SEC.GOV. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

[GRAPHIC OMITTED]
KELMOORE STRATEGY (R)


Kelmoore Strategy Funds
Sansom Street Shares of the
Money Market Portfolio*



PROSPECTUS

December 31, 2005







*A money market portfolio of The RBB Fund, Inc.
offered in connection with the Kelmoore Strategy Funds.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                           SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

      This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation ("BIMC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

      Please note that the Money Market Portfolio:

      o     is not a bank deposit;

      o     is not federally insured;

      o is not an obligation of, or guaranteed or endorsed by PNC Bank, N.A., PFPC Trust Company or any other bank;

      o is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

      o     is not guaranteed to achieve its goals; and

      o may not be able to maintain a stable $1 share price and you may lose money.

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS                                                     December 31, 2005

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================================================================

A LOOK AT THE GOALS, STRATEGIES, RISKS, EXPENSES AND FINANCIAL HISTORY OF THE PORTFOLIO.

DETAILS ABOUT THE SERVICE PROVIDERS.

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE PORTFOLIO.

DETAILS ON THE DISTRIBUTION PLAN.

================================================================================

INTRODUCTION TO THE RISK/RETURN SUMMARY ...........................            5

MONEY MARKET PORTFOLIO ............................................            6

PORTFOLIO MANAGEMENT
  Investment Adviser ..............................................           11
  Disclosure of Portfolio Holdings ................................           11
  Other Service Providers .........................................           12

SHAREHOLDER INFORMATION
  Pricing Shares ..................................................           13
  Market Timing ...................................................           13
  Purchase of Shares ..............................................           13
  Redemption of Shares ............................................           14
  Dividends and Distributions .....................................           17
  Taxes ...........................................................           17

DISTRIBUTION ARRANGEMENTS .........................................           17

FOR MORE INFORMATION ..............................................   Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

INTRODUCTION TO THE RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Sansom Street shares of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company").

      The class of common stock (the "Sansom Street Class") of the Company offered by this prospectus represents interests in the Sansom Street Class of the Portfolio.

      This prospectus has been organized so that there is a short section with important facts about the Portfolio's goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Sansom Street Class ("Sansom Street Shares" or "Shares").

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

ASSET-BACKED SECURITIES: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

DOLLAR WEIGHTED AVERAGE MATURITY: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

LIQUIDITY: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

NET ASSET VALUE (NAV): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

REPURCHASE AGREEMENT: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

VARIABLE OR FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

================================================================================

INVESTMENT GOAL

      The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

PRIMARY INVESTMENT STRATEGIES

      To achieve this goal, we invest in a diversified  investment  portfolio of
short  term,  high  quality,  U.S.  dollar-denominated  instruments,   including
government, bank, commercial and other obligations.

      Specifically, we may invest in:

      o U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

      o High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's(R), Prime-2 or higher by Moody's or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

      o Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

      o Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

      o Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

      o     Dollar-denominated   securities  issued  or  guaranteed  by  foreign
            governments   or   their   political   subdivisions,   agencies   or
            authorities.

      o Securities issued or guaranteed by state or local governmental bodies.

      o     Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund's total assets will be invested in banking obligations.

      QUALITY

      Under guidelines established by the Company's Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

      MATURITY

      The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

      KEY RISKS

      o The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

      o The Portfolio's investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

      o The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

      o The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

      o Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

      o The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

      o Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

      o The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

      o The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

      o We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

      ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. WHEN YOU INVEST IN THE PORTFOLIO YOU ARE NOT MAKING A BANK DEPOSIT. YOUR INVESTMENT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY BANK OR GOVERNMENTAL AGENCY.

      RISK/RETURN INFORMATION

      The chart and table below illustrate the variability of the Portfolio's long-term performance for Sansom Street Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

    4.96%  5.03%  5.39%  5.23%  4.88%  6.16%  3.94%  1.72%  1.05%  1.25%
   ----------------------------------------------------------------------
    1995   1996   1997   1998   1999   2000   2001   2002   2003   2004

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

  Best Quarter: 1.59% (quarter ended September 30, 2000)

  Worst Quarter: 0.23% (quarter ended June 30, 2004)

  Year-to-date total return for the nine months ended September 30, 2005:  2.13%

AVERAGE ANNUAL TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31, 2004

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
MONEY MARKET PORTFOLIO        1.25%    2.81%      4.00%

      CURRENT YIELD: The seven-day yield for the period ended December 31, 2004 for the Portfolio was 2.05%. Past performance is not an indication of future results. Yields will vary. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

      EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price.

      The table below describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

================================================================================

                              IMPORTANT DEFINITIONS

MANAGEMENT FEES: Fees paid to the investment adviser for the portfolio management services.

OTHER EXPENSES: Include administration, transfer agency, custody, professional fees and registration fees.

DISTRIBUTION AND SERVICE FEES: Fees that are paid to the Distributor for shareholder account service and maintenance.

================================================================================

      ANNUAL FUND OPERATING EXPENSES*
      (Expenses that are deducted from Portfolio assets)
      Management Fees(1) ...............................   0.45%
      Distribution and Service (12b-1) Fees(2) .........   0.05%
      Other Expenses(3) ................................   0.17%

      Total Annual Fund Operating Expenses(1) ..........   0.67%

      * The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

      (1) The Adviser expects to continue to voluntarily waive a portion of its Management Fees for the Portfolio during the current fiscal year. The Portfolio's service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during the current fiscal year. After these fee waivers and/or reimbursements, the Portfolio's Management Fees and Total Annual Fund Operating Expenses are expected to be:

                      Management Fee             0.06%
                      Total Expenses             0.20%

            Although these fee waivers and/or reimbursements are expected to remain in effect for the current fiscal year, they are voluntary and may be terminated at any time.

      (2) Distribution and Service (12b-1) Fees reflect current fees expected to be incurred by the Portfolio during the current fiscal year. The Portfolio may reimburse expenses up to a maximum of 0.05% under the Portfolio's distribution plan during the current fiscal year. The Portfolio expects such reimbursement to be 0.05% during the current fiscal year.

      (3) A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

      EXAMPLE

      The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                               ------   -------   -------   --------
      SANSOM STREET             $ 64     $ 202     $ 351      $786

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 and August 31, 2005 has been derived from the Portfolio's financial statements audited by Deloitte & Touche LLP, the Portfolio's independent registered public accounting firm. This information should be read in conjunction with the Portfolio's financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2001 through August 31, 2003 was audited by the Portfolio's former independent registered public accounting firm.

FINANCIAL HIGHLIGHTS (1)
      (FOR A SANSOM STREET SHARE OUTSTANDING THROUGHOUT EACH YEAR)

 MONEY MARKET PORTFOLIO

                                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                                  YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                               AUGUST 31, 2005  AUGUST 31, 2004  AUGUST 31, 2003  AUGUST 31, 2002  AUGUST 31, 2001
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year .........   $          1.00  $          1.00  $          1.00  $          1.00  $          1.00
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income ...................            0.0239           0.0100           0.0114           0.0209           0.0511
   Net gains on securities .................                --               --           0.0005               --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Total net income from investment
         operations ........................            0.0239           0.0100           0.0119           0.0209           0.0511
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Less distributions
   Dividends (from net investment income) ..           (0.0239)         (0.0100)         (0.0114)         (0.0209)         (0.0511)
   Distributions (from capital gains) ......                --               --          (0.0005)              --               --
                                               ---------------  ---------------  ---------------  ---------------  ---------------
      Total distributions ..................           (0.0239)         (0.0100)         (0.0119)         (0.0209)         (0.0511)
                                               ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, end of year ...............   $          1.00  $          1.00  $          1.00  $          1.00  $          1.00
                                               ===============  ===============  ===============  ===============  ===============
Total Return ...............................             2.41%            1.00%            1.21%            2.11%            5.23%
Ratios/Supplemental Data
   Net assets, end of year (000) ...........   $        87,304  $       141,372  $       198,373  $       244,212  $       201,632
   Ratios of expenses to average net
      assets (2) ...........................             0.20%             .20%             .30%             .49%             .49%
   Ratios of net investment income to
      average net assets ...................             2.39%             .98%            1.14%            2.10%            5.23%

(1) Financial Highlights relate solely to the Sansom Street Class of shares of the Portfolio.

(2) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been .67%, .59%, .57%, .64% and .61% for the years ended August 31, 2005, 2004, 2003, 2002 and 2001, respectively.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      BIMC, is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with $428 billion in assets under management as of September 30, 2005. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

      For the fiscal year ended August 31, 2005, BIMC received an advisory fee of 0.06% of the Portfolio's average net assets.

      A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BIMC is available in the Portfolio's annual report to shareholders dated August 31, 2005.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

OTHER SERVICE PROVIDERS

      The following chart shows the Portfolio's other service providers and includes their addresses and principal activities.

                                              ======================================
                                                           SHAREHOLDERS
                                              ======================================
                                      __________________________|_________________________
                                      |                                                   |
Distribution      =========================================            =========================================
and
Shareholder                  PRINCIPAL DISTRIBUTOR                             TRANSFER AGENT AND DIVIDEND
Services                                                                             DISPURSING AGENT
                            PFPC DISTRIBUTORS, INC.
                                760 MOORE ROAD                                          PFPC INC.
                           KING OF PRUSSIA, PA 19406                              301 BELLEVUE PARKWAY*
                                                                                   WILMINGTON, DE 19809
                     Distributes shares of the Portfolio.
                                                                         Handles shareholder services, including
                  =========================================                         recordkeeping and
Asset             =========================================               statements, distribution of dividends
Management                                                               and processing of buy and sell requests.
                               INVESTMENT ADVISER
                                                                               *DO NOT USE THIS ADDRESS FOR
                             BLACKROCK INSTITUTIONAL                         PURCHASES AND REDEMPTIONS. PLEASE
                             MANAGEMENT CORPORATION                         SEE "PURCHASES OF FUND SHARES" AND
                              100 BELLEVUE PARKWAY                             "REDEMPTION OF FUND SHARES"
                              WILMINGTON, DE 19809                          SECTIONS FOR FURTHER INSTRUCTIONS.

                             Manages the Portfolio's                   =========================================
                             investment activities.                    =========================================

                  =========================================                             CUSTODIAN
Portfolio         =========================================
Operations                                                                          PFPC TRUST COMPANY
                           ADMINISTRATOR AND PORTFOLIO                            8800 TINICUM BOULEVARD
                                ACCOUNTING AGENT                                        SUITE 200
                                                                                  PHILADELPHIA, PA 19153
                                    PFPC INC.
                              301 BELLEVUE PARKWAY                         Holds the Portfolio's assets, settles
                              WILMINGTON, DE 19809                        all portfolio trades and collects most
                                                                            of the valuation data required for
                       Provides facilities, equipment and                    calculating the Portfolio's NAV.
                      personnel to carry out administrative
                      services related to the Portfolio and            =========================================
                    calculates the Portfolio's NAV, dividends
                               and distributions.

                  =========================================
                                                                 |
                                              ======================================
                                                        BOARD OF DIRECTORS
                                              Supervises the Portfolio's activities.
                                              ======================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING SHARES

      PFPC Inc. ("PFPC") determines the NAV per share twice daily at 12:00 noon and at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding.

      During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

      On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio's closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday and the Friday after Thanksgiving.

      The Portfolio values its securities using amortized cost. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders.

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF SHARES

      GENERAL. Shares may be purchased through PNC Bank, N.A. or its affiliates ("PNC") acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC and who have authorized PNC to invest in the Sansom Street Class on a customer's behalf. Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Company's Distributor (a "Dealer"). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

      Purchases will be effected at the NAV next determined after PFPC, the Company's transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      PURCHASES THROUGH AN ACCOUNT WITH PNC OR A DEALER. Shares may be purchased through your accounts at PNC or a Dealer through procedures and requirements established by PNC or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC or a Dealer.

      PNC may also impose minimum customer account requirements. Although PNC does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from PNC.

      DIRECT PURCHASES THROUGH A DEALER. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to The RBB Fund
- Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the address above.

      Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

      RETIREMENT PLANS. Sansom Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

REDEMPTION OF SHARES

      GENERAL. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company's transfer agent, PFPC. It is the responsibility of PNC and Dealers to transmit promptly to PFPC your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

      REDEMPTION OF SHARES IN AN ACCOUNT AT PNC. If you beneficially own Shares through an account at PNC, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at PNC, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although PNC may charge your account for redemption services.

      REDEMPTION OF SHARES IN AN ACCOUNT FOR NON-PNC CUSTOMERS. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by PFPC from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective immediately before 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

      A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

      Each  Dealer   reserves  the  right  to  waive  or  modify   criteria  for
participation in an account or to terminate participation in an account for any reason.

      REDEMPTION OF SHARES OWNED DIRECTLY. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund - Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program
(MSP). Signature guarantees that are not part of these programs will not be accepted.

      If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

      Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

      REDEMPTION BY CHECK. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts
("checks") payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and forward them to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank's rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

      When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the "1940 Act"), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

      ADDITIONAL REDEMPTION INFORMATION. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

      The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days' notice, if that account falls below $500 as a result of redemptions, not market movement, and during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

      If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Shares" for instructions. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

      The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

      The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

TAXES

      Distributions   from  the   Portfolio   will   generally   be  taxable  to
shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

      The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The backup withholding rate for 2006 is 28%.

      The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      Sansom Street Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

      The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Sansom Street Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to 0.20% on an annualized basis of the average daily net assets of the Sansom Street Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.05% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

      Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Sansom Street Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Sansom Street Shares. The

Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Sansom Street Class as well as for related direct mail, advertising and promotional expenses.

      The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
Wilmington, Delaware

DISTRIBUTOR
PFPC Distributors, Inc.
King of Prussia, Pennsylvania

CUSTODIAN
PFPC Trust Company
Philadelphia, Pennsylvania

ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

COUNSEL
Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Philadelphia, Pennsylvania

                                   THE SANSOM
                                  STREET SHARES
                                     OF THE
                                  MONEY MARKET
                                    PORTFOLIO

                                                                  Prospectus
                                                               December 31, 2005

                         THE SANSOM STREET SHARES OF THE
                             MONEY MARKET PORTFOLIO
                                 1-800-430-9618

FOR MORE INFORMATION:

      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Sansom Street Money Market Portfolio is available free of charge upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These  reports  contain  additional   information  about  the  Portfolio's
investments, describe the Portfolio's performance and list its holdings.

STATEMENT OF ADDITIONAL INFORMATION

      An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the Sansom Street Money Market Portfolio, along with the Sansom Street Money Market Portfolio's annual and semi-annual reports, are not available on the adviser's website but may be obtained free of charge, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

WRITTEN CORRESPONDENCE

                      Sansom Street Money Market Portfolio
                      c/o PFPC Inc.
                      101 Sabin Street
                      Pawtucket, RI 02860-1427

SECURITIES AND EXCHANGE COMMISSION

      You may also view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at
WWW.SEC.GOV. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV., or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

KELMOORE STRATEGY FUNDS
INVESTOR INFORMATION


SHAREHOLDER SERVICING

BY TELEPHONE
(877) 328-9456

ON THE WEB
www.kelmoore.com

BY MAIL
Kelmoore Strategy Funds
c/o PFPC Inc.
PO Box 9790
Providence, RI 02940

INVESTMENTS VIA WIRE
PNC Bank, N.A.
ABA# 031000053
DDA# 86-0690-5927
Kelmoore Strategy Money Market Portfolio
FBO: Shareholder name & account number




The redemption by check privilege is not currently available with this offering of The RBB Fund, Inc., Sansom Street Shares of the Money Market Portfolio, in connection with the Kelmoore Strategy Funds.


KEL-MKT-05

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                               [GRAPHIC OMITTED]

                                                       HILLIARD LYONS

                                  SENBANC FUND

         -------
         SENBANC
         -------

                                       OF
                                     THE RBB
                                   FUND, INC.

                                   PROSPECTUS
                                DECEMBER 31, 2005

        THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED
                   WITH THE SECURITIES AND EXCHANGE COMMISSION
               (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE
        SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE
               ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO
              TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

        --------------------------------------------------------------
           NOT FDIC                               MAY LOSE VALUE
            INSURED                              NO BANK GUARANTEE
        --------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                                 PRIVACY NOTICE


The Senbanc Fund of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

o   Information about your transactions with the Fund

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 444-1854.


                      THIS IS NOT PART OF THE PROSPECTUS.

--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------


                      -----------------------------------------------------------------------

TABLE OF CONTENTS     SUMMARY ..............................................................1

                      PERFORMANCE ..........................................................3

                      FEES & EXPENSES ......................................................5

                      ADDITIONAL INFORMATION ON
                      THE FUND'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS ................6

                         Investment Objective and Principal Types of Investments ...........6

                         Investment Philosophy .............................................7

                         Main Risks ........................................................8

                         Other Types of Investments and Considerations ....................10

                         Portfolio Holdings ...............................................10

                      MANAGEMENT OF THE FUND ..............................................10

                         Adviser ..........................................................10

                         Portfolio Manager ................................................11

                         Other Service Providers ..........................................12

                      SHAREHOLDER INFORMATION .............................................13

                         Pricing of Fund Shares ...........................................13

                         Sales Charges ....................................................14

                         Market Timing ....................................................17

                         Purchase of Fund Shares ..........................................17

                         Redemption of Fund Shares ........................................20

                         Dividends and Distributions ......................................22

                         Taxes ............................................................22

                      FINANCIAL HIGHLIGHTS ................................................26

                      FOR MORE INFORMATION ........................................Back Cover
---------------------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

SUMMARY           INVESTMENT OBJECTIVE

                  The Senbanc Fund (the "Fund") seeks long-term capital appreciation.

                  MAIN INVESTMENT STRATEGIES

                  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. The Fund generally invests in equity securities of Banks that have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

                  Hilliard Lyons Research Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") and the investment adviser to the Fund, uses a value investment style for the Fund. The Advisor seeks to identify the most undervalued Banks by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

                  MAIN RISKS OF INVESTING

                  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government entity. You could lose money by investing in the Fund. Your investment in the Fund is subject to the following main risks:

                  Market Risk:             The Fund is designed for long-term
                                           investors who can accept the risks of
                                           investing in a portfolio with
                                           significant holdings of equity
                                           securities. Equity securities tend to
                                           be more volatile than other
                                           investment choices, such as debt and
                                           money market instruments. The value
                                           of your investment may decrease in
                                           response to overall stock market
                                           movements or the value of individual
                                           securities held by the Fund.


--------------------------------------------------------------------------------
                                        1

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  Industry Concentration   Because the Fund concentrates in a
                    Risk:                  single industry (banking), its
                                           performance is largely dependent on
                                           that specific industry's performance,
                                           which may differ in direction and
                                           degree from that of the overall stock
                                           market. Volatile interest rates or
                                           deteriorating economic conditions can
                                           adversely affect the banking industry
                                           and, therefore, the performance of
                                           the equity securities of Banks.

                  Portfolio Management     The skill of the Adviser will play a
                    Risk:                  significant role in the Fund's
                                           ability to achieve its investment
                                           objective.

                  Smaller and Medium-      Investment in smaller and
                    Sized Company Risk:    medium-sized companies involves
                                           greater risk than investment in
                                           larger, more established companies.
                                           The equity securities of smaller and
                                           medium-sized companies often
                                           fluctuate in price to a greater
                                           degree than equity securities of
                                           larger, more mature companies. In
                                           addition, such companies may have
                                           more limited financial resources and
                                           less liquid trading markets for their
                                           securities.

                  Nondiversification       This is a nondiversified fund;
                    Risk:                  compared to other funds, the Fund may
                                           invest a greater percentage of its
                                           assets in a particular issuer or a
                                           small number of issuers. As a
                                           consequence, the Fund may be subject
                                           to greater risks and larger losses
                                           than diversified funds.


--------------------------------------------------------------------------------
                                        2

                                  SENBANC FUND
--------------------------------------------------------------------------------

PERFORMANCE       The Fund began operations on July 8, 1999 as a series (the
                  "Predecessor Fund") of Hilliard Lyons Research Trust (the
                  "Trust"). After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of The RBB
                  Fund, Inc. (the "Company").

                  The performance information shown on the following page provides an indication of the risks of investing in the Fund by showing changes in the Predecessor Fund's performance for each full calendar year since the Predecessor Fund commenced operations and by showing how the Predecessor Fund's average annual returns compare with those of a relevant, broad-based benchmark, the S&P 500 Index, as well as a bank-related benchmark. Sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. The returns assume that all dividends and capital gains distributions have been reinvested. Performance reflects fee waivers in effect from July 8, 1999 through February 28, 2003. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date total return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to September 1, 2005 and the total return of the Fund for the period September 1, 2005 through September 30, 2005.

                  TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

                                 ANNUAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

         16.46%         20.65%         19.80%       32.62%      11.86%
    ------------------------------------------------------------------------
          2000           2001           2002         2003        2004

  BEST AND WORST QUARTERLY PERFORMANCE (FOR THE PERIODS REFLECTED IN THE CHART
                                     ABOVE)

                  BEST QUARTER: 13.81% (quarter ended September 30, 2000)

                  WORST QUARTER: (5.94)% (quarter ended September 30, 2002)

           YEAR TO DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: (7.33)%
--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Predecessor Fund's past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04(1)                              1 YEAR   5 YEAR   SINCE INCEPTION*
----------------------------------------------                              ----------------------------------
Before Taxes                                                                  9.3%    19.5%         15.9%
After Taxes on Distributions                                                  7.5%    17.9%         14.4%
After Taxes on Distributions and Sale of Fund Shares                          7.1%    16.5%         13.3%
--------------------------------------------------------------------------------------------------------------
Nasdaq Bank Index(2) (reflects no deduction for fees, expenses or taxes)     13.7%    16.5%         13.2%
S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)         10.9%    (2.3)%        (1.1)%

(1) The Predecessor Fund's returns assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(2) The Nasdaq Bank Index is an unmanaged index of unlisted banks. The index returns assume reinvestment of all dividends.

(3) The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends.

*     The Predecessor Fund's inception was July 8, 1999.


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

FEES &            INVESTOR EXPENSES
EXPENSES
                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder fees are paid directly from your investment. Annual Fund operating expenses are paid out of the Fund's assets and are reflected in the Fund's share price and dividends; therefore, such expenses are paid indirectly by shareholders.

                  SHAREHOLDER FEES (fees paid directly from your investment)
                     Maximum Sales Charge (Load) Imposed on Purchases
                       (as a percentage of offering price) ...................       2.25%(1)
                     Maximum Deferred Sales Charge (Load) ....................       None(2)
                     Maximum Sales Charge (Load) Imposed on Reinvested
                       Dividends and Other Distributions .....................       None
                     Redemption Fee(3) .......................................       None
                  ANNUAL FUND OPERATING EXPENSES (expenses that are paid
                     out of the Fund's assets)
                     Management Fees .........................................       0.60%
                     Distribution (12b-1) Fees(4) ............................       0.42%
                     Other Expenses(5) .......................................       0.38%
                                                                                     ----
                     Total Annual Fund Operating Expenses(6) .................       1.40%
                                                                                     ----

                  (1) The Fund has a maximum front-end sales charge of 2.25%; however, cumulative investments of at least $500,000 over thirteen (13) months will be assessed a sales charge of 1.75% and cumulative investments of at least $1,000,000 over thirteen (13) months will not be assessed a sales charge. For more detailed information, refer to the section of this Prospectus entitled "Shareholder Information - Sales Charges."

                  (2) Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments, in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

                  (3) Shareholders requesting redemptions by wire are charged a wire redemption fee, currently $7.50.

                  (4) Amount represents the actual distribution fees incurred by the Predecessor Fund for the fiscal year ended August 31, 2005. The Company's Board of Directors has authorized the payment of distribution fees up to 0.60% of the Fund's average daily net assets annually.

                  (5) A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

                  (6) The Adviser has agreed to voluntarily cap the Fund's Total Annual Fund Operating Expenses at 1.75% of the Fund's average daily net assets. The Adviser may terminate the voluntary cap upon notice to the Company's Board of Directors.


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  EXAMPLE

                  This hypothetical example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that:

                        o     You invest $10,000 for the time periods indicated;

                        o You redeem all of your shares at the end of the periods shown;

                        o     Your investment has a 5% return each year; and

                        o     The Fund's operating expenses remain the same.

                  Although actual annual returns and Fund operating expenses may be higher or lower, based on these assumptions, your costs would be:

                        1 YEAR         3 YEARS         5 YEARS          10 YEARS
                        ------         -------         -------          --------
                         $364            $658            $974            $1,867

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                  INVESTMENT OBJECTIVE AND PRINCIPAL TYPES OF INVESTMENTS

                  The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). See, however, "Investment Philosophy" and "Cash Management and Temporary Defensive Investments." Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund's assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.


--------------------------------------------------------------------------------
                                        6

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  Generally, the equity securities in which the Fund will invest are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. Although the Fund seeks opportunities for long-term capital appreciation, the Banks in which the Fund invests may also pay regular dividends.

                  The Board will provide shareholders of the Fund with at least 60 days' prior notice of any change in the Fund's 80% investment policy.

                  INVESTMENT PHILOSOPHY

                  The Adviser uses a VALUE investment style for the Fund. The Adviser seeks to identify the most undervalued Banks on a monthly basis by using an investment model that generates information which allows the Adviser to compare its determinations of current net worth with the underlying market prices of Banks. The investment model considers financial ratios and other quantitative information in evaluating and rating Banks which have twenty-four consecutive quarters of current and predecessor operating history, and at least $500 million in assets. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

                  The Adviser intends to build the Fund's portfolio by investing a portion of available cash each month, if practicable, in the top ten most undervalued Banks eligible for purchase, as determined by its investment model. Comparable dollar amounts will be invested in each of the top ten eligible Banks each month, insofar as liquidity of those issues and the liquid resources of the Fund allow. For example, at the current size of the Fund and its cash position the Fund seeks to invest $5,000,000 per month in the top ten eligible bank stocks as indicated by the model. This amount is allocated evenly among those ten banks. If the cash amount is less than $3,000,000 prior to the Fund investing each month, then no investment is made. The monthly investment target is calculated to be one sixth of the cash available to the Fund rounded up to the nearest one million dollars at the beginning of each month, to secure an expectation of continuous and consistent investment at a similar level for the next six months. So, $30,000,000 or more in cash available would indicate a continued rate of investment at $5,000,000. An increase of cash available above $36,000,000 would indicate a rate of investment at $6,000,000. An increase of cash available above $42,000,000 would indicate a rate of investment at $7,000,000, and so on. A decrease in cash available, for example below $30,000,000, would indicate a rate of investment at $4,000,000; cash available below $24,000,000 a rate of investment of $3,000,000, and so on. The disciplined approach seeks to assure a steady and constant rate of investment by the Fund, and seeks to avoid the weighting of investment in one


--------------------------------------------------------------------------------
                                        7

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  particular month solely because of an increase or decrease in the flow of new money into the Fund. The Adviser generally does not expect significant turnover within the top ten most undervalued Banks from month to month. Therefore, limited turnover will lead to multiple purchases of the securities of the Banks that stay in the top ten for greater than one month. If the Fund receives significant net purchases, this disciplined method of investing may result in the Fund holding a greater percentage of its assets in cash or debt and money market instruments. As a result, THE FUND MAY, FROM TIME TO TIME, HOLD LESS THAN 80% of its net assets in securities of Banks.

                  Generally, securities in the Fund's portfolio will be sold when they are adequately valued (as determined by the investment model) and when the initial purchase of a Bank's securities has been held for a minimum of 366 days. However, if a Bank has announced a major reorganization (e.g. it is being merged into or acquired by another Bank), the Fund will generally sell that Bank's securities regardless of the length of time the original Bank's securities have been held by the Fund, unless the surviving Bank itself is ranked by the model as undervalued. In this case, the original securities would be held until the reorganization takes place, and the replacement securities would then be subject to the sell discipline outlined above. If a Bank is no longer evaluated by the investment model for any reason, the Bank's securities will be sold by the Fund. In addition, sales may be made in order to comply with various regulatory limitations, or in order to enhance the Fund's cash position in the case of unusually large redemption requests of the Fund's shares or as a temporary defensive measure, and such sales would be of those Bank securities then ranked as least undervalued.

                  The Adviser generally expects the Fund's portfolio to represent Banks of wide geographic dispersion within the United States. In addition, the Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

                  MAIN RISKS

                  All investments (including those in mutual funds) have risks, and you could lose money by investing in the Fund. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks entailed in investing in the equity securities of Banks. Of course, there can be no assurance that the Fund will achieve its objective.

                  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government entity. Because the Fund's investments are concentrated in


--------------------------------------------------------------------------------
                                        8

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  the banking industry, an investment in the Fund may be subject to greater market fluctuations than an investment in a fund that does not concentrate in a particular industry. Thus, you should consider an investment in the Fund as only one portion of your overall investment portfolio.

                  MARKET RISK. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

                  INDUSTRY CONCENTRATION RISK. Since the Fund's investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. Healthy economic conditions are important to the operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the financial performance and condition of Banks. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which may limit their activities as well as the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged.

                  NONDIVERSIFICATION RISK. The Fund is NONDIVERSIFIED, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

                  SMALLER AND MEDIUM SIZED COMPANY RISK. The Adviser may invest the Fund's assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund's share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.


--------------------------------------------------------------------------------
                                        9

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  OTHER TYPES OF INVESTMENTS AND CONSIDERATIONS

                  CASH MANAGEMENT AND TEMPORARY DEFENSIVE INVESTMENTS. For cash management purposes, as part of the Adviser's disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may hold part or all of its assets in cash or debt and money market instruments. Except when pursuing such temporary defensive positions in response to cash flows, adverse market, economic, political or other conditions, the Fund's investment in debt, including money market instruments, will not exceed 20% of its net assets. Investments in debt and money market instruments will generally be limited to (1) obligations of the U.S. government, its agencies and instrumentalities; and (2) corporate notes, bonds and debentures rated at least AA by Standard & Poor's Corporation ("Standard & Poor's") or Aa by Moody's Investors Service ("Moody's") (see Appendix A to the Statement of Additional Information ("SAI")--"Description of Securities Ratings").

                  Investments in debt and money market instruments are subject to interest rate risk and credit risk. In general, the market value of debt instruments in the Fund's portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt instruments, there is the risk that an issuer will be unable to make principal and interest payments when due. The risks of these types of investments and strategies are described further in the SAI. To the extent that the Fund holds cash or invests in debt and money market instruments (including for the purpose of pursuing a temporary defensive position), the Fund may not achieve its investment objective.

                  There are also specific restrictions on the Fund's investments. These restrictions are detailed in the SAI.

                  PORTFOLIO HOLDINGS

                  A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MANAGEMENT OF     ADVISER
THE FUND
                  The Adviser, which is located at Hilliard Lyons Center, 501
                  South Fourth Street, Louisville, Kentucky 40202, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Directors. Hilliard Lyons, of which the Adviser is a division, is a registered investment adviser, registered broker-dealer and member firm of the New York Stock Exchange, Inc. ("NYSE"), other principal exchanges and the National Association of Securities Dealers, Inc. ("NASD"). Hilliard Lyons is an indirect,

--------------------------------------------------------------------------------
                                       10

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  wholly owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707.

                  Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854 and has been registered as an investment adviser since 1973. The Adviser serves as investment adviser to the Hilliard Lyons Government Fund, Inc., an open-end money market mutual fund with assets as of November 30, 2005 of approximately $1.4 billion and as sub-adviser to the Constellation HLAM Quality Stock Fund, an open-end mutual fund with assets as of November 30, 2005 of approximately $16.2 million, and the First Trust Strategic High Income Fund, an open-end mutual fund with assets as of November 30, 2005 of approximately $172.1 million. As of November 30, 2005, Hilliard Lyons managed individual, corporate, fiduciary and institutional accounts with assets totaling approximately $3.2 billion. Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is paid a management fee at an annual rate of 0.60% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive its management fee and/or reimburse the Fund for expenses such that the Fund's total annual operating expenses for any year does not exceed 1.75% of average daily net assets. This arrangement may be terminated by the Adviser upon notice to the Company's Board of Directors. For the fiscal year ended June 30, 2005, the Adviser received advisory fees from the Predecessor Fund at the effective rate of 0.60% of the Predecessor Fund's average daily net assets. For the fiscal period from July 1, 2005 to August 31, 2005, the Adviser received advisory fees from the Fund at the effective rate of 0.60% of the Fund's average daily net assets.

                  PORTFOLIO MANAGER

                  Alan F. Morel is the person primarily responsible for the day-to-day operations of the Fund. He is also the designer and originator of the proprietary programs that generate The Hilliard Lyons Bank Stock Index, upon which the Fund's investment model is based. Therefore, the investment success of the Fund will depend significantly on the efforts of Mr. Morel. Accordingly, the death, incapacity, removal or resignation of Mr. Morel could adversely affect the Fund's performance. Mr. Morel, who has managed the Fund since its inception as the Predecessor Fund, is a Senior Vice President of Hilliard Lyons and has been employed by Hilliard Lyons as an analyst since 1976. Neither Hilliard Lyons nor the Adviser currently has a written employment agreement with Mr. Morel.

                  The SAI provides more information about Mr. Morel's compensation, other accounts managed by him and his ownership of shares in the Fund.


--------------------------------------------------------------------------------
                                       11

                                  SENBANC FUND
--------------------------------------------------------------------------------

OTHER SERVICE PROVIDERS

      The following chart shows the Fund's other service providers and includes their addresses and principal activities.

                                                   ===================================
                                                               SHAREHOLDERS
                                                   ===================================
                                              _______________________|_________________________
                                             |                                                 |
Distribution and      =============================================        ================================================
Shareholder
Services                            PRINCIPAL DISTRIBUTOR                    TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

                                   PFPC DISTRIBUTORS, INC.                                   PFPC INC. 301
                                        760 MOORE ROAD                                     BELLEVUE PARKWAY*
                                 KING OF PRUSSIA, PA 19406                               WILMINGTON, DE 19809

                               Distributes shares and provides                *DO NOT USE THIS ADDRESS FOR PURCHASES AND
                                 administrative services to                   REDEMPTIONS. PLEASE SEE "PURCHASES OF FUND
                            beneficial shareholders of the Fund.              SHARES" SECTIONS FOR FURTHER INSTRUCTIONS.

                      =============================================        ================================================
Asset                 =============================================        ================================================
Management
                                     INVESTMENT ADVISER                                        CUSTODIAN

                             HILLIARD LYONS RESEARCH ADVISORS, A                          PFPC TRUST COMPANY
                       DIVISION OF J.J.B. HILLIARD, W.L. LYONS, INC.                    8800 TINICUM BOULEVARD
                                   501 SOUTH FOURTH STREET                                     SUITE 200
                                    LOUISVILLE, KY 40202                                PHILADELPHIA, PA 19153

                          Manages the Fund's investment activities.                Holds the Fund's assets, settles
                                                                                   all portfolio trades and collects
                      =============================================             most of the valuation data required for
Fund                  =============================================             calculating the Fund's net asset value.
Operations
                                   ADMINISTRATOR AND FUND                  ================================================
                                      ACCOUNTING AGENT

                                          PFPC INC.
                                    301 BELLEVUE PARKWAY
                                    WILMINGTON, DE 19809

                               Provides facilities, equipment
                                 and personnel to carry out
                           administrative services related to the
                          Fund and calculates the Fund's net asset
                            value, dividends and distributions.

                      =============================================
                                                                     |
                                                   ===================================
                                                             BOARD OF DIRECTORS
                                                    Supervises the Fund's activities.
                                                   ===================================


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                                  SENBANC FUND
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SHAREHOLDER       PRICING OF FUND SHARES
INFORMATION
                  Shares of the Fund are sold at their net asset value ("NAV") plus a front-end sales charge, if applicable. This is commonly referred to as the "public offering price." The NAV of the Fund is calculated as follows:

                  NAV =   Value of Assets Attributable to the Fund
                        - Value of Liabilities Attributable to the Fund
                        ---------------------------------------------------
                          Number of Outstanding Shares of the Fund

                  The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the public offering price next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form less any applicable contingent deferred sales charge.

                  The Fund's securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee in accordance with procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.


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                                       13

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                                  SENBANC FUND
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                  SALES CHARGES

                  GENERAL. Purchases of the Fund's shares are subject to a front-end sales charge of two and one-quarter percent (2.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term "offering price" includes the front-end sales charge.

                                                             SALES CHARGE AS A    SALES CHARGE AS A
                                                               % OF OFFERING       % OF NET AMOUNT
                  AMOUNT OF PURCHASE                               PRICE              INVESTED
                  ------------------                         -----------------    -----------------
                  Less than $500,000                               2.25%                2.30%
                  At least $500,000 but less than
                    $1,000,000                                     1.75%                1.78%
                  $1,000,000 or greater                            0.00%                0.00%

                  No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See the section entitled "Contingent Deferred Sales Charge on Certain Redemptions." The Distributor may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals (collectively "Service Organizations") who initiate and are responsible for purchases of $1 million or more.

                  COMBINED PURCHASE PRIVILEGE. Certain purchases of Fund shares made at the same time by you, your spouse and your children under age 25 may be combined for purposes of determining the "Amount of Purchase." The combined purchase privilege may also apply to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the "Amount of Purchase:" (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a "Company", as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the "1940 Act"), solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act


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                                       14

                                  SENBANC FUND
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                  (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your Hilliard Lyons investment broker or other Service Organization. In order to take advantage of the combined purchase privilege, the purchases combined must be brought to the attention of your Hilliard Lyons investment broker or other Service Organization.

                  CUMULATIVE QUANTITY DISCOUNT. You may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if you hold shares having a value of $475,000 and purchase $25,000 of additional shares, the sales charge applicable to the additional investment would be 1.75%, the rate applicable to a single purchase of $500,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of your Hilliard Lyons investment broker or other Service Organization.

                  LETTER OF INTENT. If you anticipate purchasing at least $500,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the "Letter"), which can be provided to you by your Hilliard Lyons investment broker or other Service Organization. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Fund shares pending completion of the intended purchase.

                  SALES CHARGE WAIVERS. The Fund sells shares at net asset value without imposition of a sales charge to the following persons:

                        o current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

                        o any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;


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                                       15

                                  SENBANC FUND
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                        o     Directors of the Company and registered
                              representatives of Service Organizations;

                        o existing advisory clients of the Adviser on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

                        o trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000;

                        o employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants; and

                        o accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor.

                  In order to take advantage of a sales charge waiver, a purchaser must certify to a Hilliard Lyons investment broker or other Service Organization eligibility for a waiver and must notify a Hilliard Lyons investment broker or other Service Organization whenever eligibility for a waiver ceases to exist. A Hilliard Lyons investment broker or Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible.

                  Information regarding sales charges, discounts and waivers is available free of charge at www.hilliard.com.

                  CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is further discussed in the SAI.


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                                       16

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                                  SENBANC FUND
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                  MARKET TIMING

                  Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

                  The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

                  PURCHASE OF FUND SHARES

                  Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor"). The Board of Directors of the Company has approved and adopted a Plan of Distribution for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is reimbursed from the Fund for distribution expenses actually incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                  Amounts reimbursed to the Distributor under the Plan may be for expenses in connection with the sale of shares of the Fund, including ongoing servicing and/or maintenance of the accounts of shareholders. The Distributor may delegate some or all of these functions to Service Organizations (which may include Hilliard Lyons). See "Purchases Through Intermediaries" below.

                  GENERAL. Initial investments in the Fund must be at least $250, and subsequent minimum investments must be at least $100. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements. After an initial purchase is made, PFPC Inc., the Fund's transfer agent (the "Transfer Agent"), will set up an account for you in the Company records.


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                                       17

                                  SENBANC FUND
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                  PURCHASES THROUGH INTERMEDIARIES. Shares of the Fund are
                  available through Service Organizations, including Hilliard Lyons. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Fund and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be executed at the Fund's public offering price next determined after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Company in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

                  The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations have properly submitted to it all purchase and redemption orders received from the Service Organizations' customers before the time for determination of the Fund's public offering price in order to obtain that day's price.

                  AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With your authorization and bank approval, your bank account is automatically charged by your Hilliard Lyons investment broker or other Service Organization for the amount specified ($100 minimum), which is automatically invested in shares at the public offering price on or about the date you specify. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement showing the current transaction. To participate in the automatic investment plan, contact your Hilliard Lyons investment broker or other Service Organization for an authorization agreement, which contains details about the automatic investment plan. If your bank account


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                                       18

                                  SENBANC FUND
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                  cannot be charged due to insufficient funds, a stop payment order or the closing of your account, the automatic investment plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the automatic investment plan at any time by notifying your Hilliard Lyons investment broker or other Service Organization.

                  RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts ("IRAs"), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Hilliard Lyons investment broker or other Service Organization. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact your Hilliard Lyons investment broker or other Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

                  OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, including the Directors of the Company, who may be subject to cumulative, maximum purchase amounts.

                  If the Fund closes to new investments, distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

                  Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.

                  The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

                  GOOD ORDER. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.


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                                       19
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                                  SENBANC FUND
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                  CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the
                  Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

                  REDEMPTION OF FUND SHARES

                  You may submit redemption requests to your Hilliard Lyons investment broker or other Service Organization in person or by telephone, mail or wire. Redemption requests are effective at the NAV next calculated, less any applicable contingent deferred sales charge, after receipt of the redemption request by your Hilliard Lyons investment broker or other Service Organization in proper form and transmission of the request to the Transfer Agent. You can only redeem shares of the Fund on days the NYSE is open. Your Hilliard Lyons investment broker or other Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Hilliard Lyons investment broker or other Service Organization reasonably believes that the instructions are genuine.

                  TELEPHONE REDEMPTIONS. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Hilliard Lyons investment broker or other Service Organization because of increased telephone volume.

                  SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to Senbanc Fund, 501 South 4th Street, Louisville, Kentucky 40202. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service


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                                       20

                                 SENBANC FUND
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                  charges for maintenance; the minimum amount that you may
                  withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

                  You will ordinarily not be allowed to make additional investments of less than the aggregate approval withdrawals under the Systematic Withdrawal Plan during the time you have the Plan in effect. While the Systematic Withdrawal then is in effect you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

                  OTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

                  Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

                  If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will


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                                       21

                                  SENBANC FUND
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                  incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

                  PROPER FORM. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

                  INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption.

                  You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

                  DIVIDENDS AND DISTRIBUTIONS

                  The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

                  The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

                  TAXES

                  The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                  FEDERAL TAXES. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment


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                                       22
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                                  SENBANC FUND
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                  income will generally be taxable to you as ordinary income, except as discussed below.

                  Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

                  Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

                  Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

                  A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

                  If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  SALES AND EXCHANGES. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

                  Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

                  IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

                  BACKUP WITHHOLDING. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

                  U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Distributions by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

                  U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by the Fund from U.S. sources are also generally not subject to withholding tax.

                  STATE AND LOCAL TAXES. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

                  SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

                  Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

                  More information about taxes is contained in the Statement of Additional Information.

                  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


--------------------------------------------------------------------------------

                                  SENBANC FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the Predecessor Fund for the periods indicated, including per share information results for a single share of the Predecessor Fund. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Predecessor Fund's financial statements audited by the Predecessor Fund's independent registered public accounting firm. Information for the period July 1, 2005 through August 31, 2005 and for the years ended June 30, 2002, 2003, 2004 and 2005 has been audited by Deloitte & Touche LLP, whose report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's Interim Report dated August 31, 2005, which is available, without charge, upon request. Information for the year ended June 30, 2001 was audited by another independent registered public accounting firm.

                                                      FOR THE PERIOD                 FOR THE YEARS FISCAL YEARS ENDED
                                                        JULY 1, TO       -------------------------------------------------------
                                                        AUGUST 31,        JUNE 30,    JUNE 30,    JUNE 30,   JUNE 30,   JUNE 30,
                                                          2005*             2005        2004       2003        2002       2001
                                                      --------------     ---------   ---------   ---------   --------   --------
Net asset value:
Beginning of period ................................  $        16.13     $   16.54   $   14.86   $   13.47   $  12.05+  $   8.62
                                                      --------------     ---------   ---------   ---------   --------   --------
Net investment income (loss) .......................            0.03          0.15        0.04       (0.01)      0.03+      0.18
Net realized and unrealized gain (loss)
   on investments ..................................            0.11          0.78        2.59        2.05       2.38+      3.38
                                                      --------------     ---------   ---------   ---------   --------   --------
Total from investment operations ...................            0.14          0.93        2.63        2.04       2.41       3.56
                                                      --------------     ---------   ---------   ---------   --------   --------
Less distributions from:
Net investment income ..............................              --         (0.10)      (0.02)      (0.01)     (0.11)     (0.06)
Net realized gain on investments ...................              --         (1.24)      (0.93)      (0.64)     (0.88)     (0.07)
                                                      --------------     ---------   ---------   ---------   --------   --------
Total distributions ................................              --         (1.34)      (0.95)      (0.65)     (0.99)     (0.13)
                                                      --------------     ---------   ---------   ---------   --------   --------
Net asset value:
End of period ......................................  $        16.27     $   16.13   $   16.54   $   14.86   $  13.47   $  12.05
                                                      ==============     =========   =========   =========   ========   ========
Total investment return (excludes sales
   charge) .........................................            0.87%**       5.25%      17.84%      15.87%     21.64%     41.64%
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses to average
   net assets, including waivers ...................            1.43%***      1.40%       1.25%       1.64%      1.75%      1.75%
Ratio of operating expenses to average
   net assets, excluding waivers ...................            1.43%***      1.40%       1.25%       1.64%      2.01%      2.75%
Ratio of net investment income (loss) to
   average net assets, including waivers ...........            0.93%***      0.91%       0.29%      (0.13)%     0.13%      1.74%
Ratio of net investment income (loss) to
   average net assets, excluding waivers ...........            0.93%***      0.91%       0.29%      (0.13)%    (0.13)%     0.74%
Portfolio turnover rate ............................            0.94%**      19.90%      51.01%      60.14%     40.27%     43.15%
Net assets, end of period (000's omitted) ..........  $      230,250     $ 231,651   $ 217,494   $ 104,837   $ 49,638   $ 25,241

+     Calculated based on average shares outstanding.

* As a result of a reorganization that was effective August 31, 2005, the Fund changed its fiscal year end from June 30 to August 31.

**    Not annualized.

***   Annualized.


--------------------------------------------------------------------------------

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

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Senbanc Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports will contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report will include Fund strategies that significantly affected the Fund's performance during its last fiscal year. The annual and semi-annual reports of the Fund and the Predecessor Fund are available on the Adviser's website at www.hilliard.com.

STATEMENT OF ADDITIONAL INFORMATION (SAI).

An SAI dated December 31, 2005 has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 444-1854. The Fund's most recent SAI is available on the Fund's website at www.hilliard.com. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:00 p.m. (Central time) Monday-Friday. Call: (800) 444-1854.

PURCHASES AND REDEMPTIONS

Call (800) 444-1854.

WRITTEN CORRESPONDENCE

Senbanc Fund
501 South 4th Street
Louisville, Kentucky 40202

SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File No.: 811-05518

                             -----------------------
                              INSTITUTIONAL CLASS
                             ROBECO INVESTMENT FUNDS
                             -----------------------

                              OF THE RBB FUND, INC.

                                -----------------
                                   PROSPECTUS
                                DECEMBER 31, 2005
                                -----------------

                   ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

                    ROBECO BOSTON PARTNERS MID CAP VALUE FUND

                 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                    ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                 ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

                           ROBECO WPG CORE BOND FUND

                        ROBECO WPG LARGE CAP GROWTH FUND

                             ROBECO WPG TUDOR FUND

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                [LOGO OF ROBECO]

                                     ROBECO

                                TABLE OF CONTENT

===================================
                                      INTRODUCTION ..............................................    3
A LOOK AT THE GOALS, STRATEGIES,      DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS
RISKS, EXPENSES AND FINANCIAL            Robeco Boston Partners Large Cap Value Fund ............    4
HISTORY OF EACH OF THE                   Robeco Boston Partners Mid Cap Value Fund ..............    9
ROBECO INVESTMENT FUNDS.                 Robeco Boston Partners Small Cap Value Fund II .........   14
                                         Robeco Boston Partners All-Cap Value Fund ..............   19
                                         Robeco Boston Partners Long/Short Equity Fund ..........   24
                                         Robeco WPG Core Bond Fund ..............................   30
                                         Robeco WPG Large Cap Growth Fund .......................   35
                                         Robeco WPG Tudor Fund ..................................   39
                                         More About the WPG Funds' Investments and Risks ........   44
                                         Disclosure of Portfolio Holdings .......................   45

DETAILS ABOUT THE ROBECO INVESTMENT   MANAGEMENT OF THE FUNDS
FUNDS' SERVICE PROVIDERS.                Investment Advisers ....................................   46
                                         Portfolio Managers .....................................   46
                                         Other Service Providers ................................   49

POLICIES AND INSTRUCTIONS FOR         SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND CLOSING         Pricing of Fund Shares .................................   50
AN ACCOUNT IN ANY OF THE                 Market Timing ..........................................   50
ROBECO INVESTMENT FUNDS.                 Shareholder Services Fees ..............................   50
                                         Purchase of Fund Shares ................................   51
===================================      Redemption of Fund Shares ..............................   53
                                         Exchange Privilege .....................................   55
                                         Dividends and Distributions ............................   56
                                         Taxes ..................................................   56
                                         Multi-Class Structure ..................................   57

                                      FOR MORE INFORMATION ..............................   Back Cover

INTRODUCTION
--------------------------------------------------------------------------------

      This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Institutional Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").

      The eight mutual funds of the Company offered by this prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund (collectively, the "Boston Partners Funds"), Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund (collectively, the "WPG Funds"). Throughout the Prospectus, each Boston Partners Fund and each WPG Fund will be known as a "Fund" and collectively as the "Funds." Boston Partners Asset Management, L.L.C. ("Boston Partners") provides investment advisory services to the Boston Partners Funds and Weiss, Peck and Greer Investments ("WPG") provides investment advisory services to the WPG Funds. Boston Partners and WPG are referred to in this Prospectus individually as an "Adviser" and collectively as the "Advisers."

      This Prospectus has been organized so that each Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to all the Funds offered by this Prospectus.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund. Please read "Other Purchase Information" beginning on page 52 for more information.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

       1997     1998     1999     2000     2001     2002     2003     2004
      -----    -----    -----    -----    -----    -----    -----    -----
      31.09%   (0.64)%   4.03%   19.34%    4.04%  (19.65)%  25.88%   16.03%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):

      Best Quarter: 15.39% (quarter ended June 30, 1997)

      Worst Quarter:(18.08)%  (quarter ended September 20, 2002)

      Year-to-date  total return for the nine months ended  September  30, 2005:
      8.53%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                          FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                          ---------------------------------------
                                                                          1 YEAR   5 YEARS    SINCE INCEPTION (1)
                                                                          ------   -------    -------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
Return Before Taxes                                                        16.03%     7.82%           8.88%
Return After Taxes on Distributions                                        15.71%     6.45%           7.33%
Return After Taxes on Distributions and Sale of Fund Shares                10.41%     5.94%           6.79%
-----------------------------------------------------------------------------------------------------------------
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(2)    10.88%    (2.30)%          7.98%
Russell 1000(R) Value Index (reflects no deduction for fees, expenses
   or taxes)(3)                                                            16.49%     5.27%          10.17%

(1)   Commenced operations on January 2, 1997.

(2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index. Currently, the market capitalization range of the companies in the S&P 500(R) Index is $1 billion to $4 billion. Please note that this range is as of a particular point in time and is subject to change.

(3) The Russell 1000(R) Value Index is not the primary benchmark of the Fund. Results of the index's performance are presented for general comparative purposes. The Russell 1000(R) Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000(R) Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 1000(R) Value Index is $658 million to $360 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000(R) Value Index contains stocks from the Russell 3000(R) with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                            INSTITUTIONAL CLASS
                                                            -------------------
ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)
Management fees ..........................................          0.75%
Distribution (12b-1) fees ................................          None
Other expenses(1) ........................................          0.60%
                                                                  ------
      Total annual Fund operating expenses ...............          1.35%
Fee waivers(2) ...........................................         (0.35)%
                                                                  ------
Net expenses .............................................          1.00%
                                                                  ======

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.00%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions.Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                            ------   --------   --------   ---------
      INSTITUTIONAL CLASS   $  102    $  393     $  706     $ 1,593

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions.This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                               LARGE CAP VALUE FUND
                                                         -------------------------------------------------------------------
                                                           FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                         AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,     AUGUST 31,
                                                            2005          2004          2003          2002           2001
                                                         -------------------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS
                                                         -------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .................   $    12.67    $    10.84    $    10.33    $    13.52     $    12.82
                                                         ----------    ----------    ----------    ----------     ----------
Net investment income/(loss) .........................         0.11          0.09**        0.09**        0.08**         0.12**
Net realized and unrealized gain/(loss) on
   investments .......................................         2.33          1.84**        0.57**       (1.54)**        1.10**
                                                         ----------    ----------    ----------    ----------     ----------
Net increase/(decrease) in net assets resulting
   from operations ...................................         2.44          1.93          0.66         (1.46)          1.22
                                                         ----------    ----------    ----------    ----------     ----------
Dividends to shareholders from:
Net investment income ................................        (0.11)        (0.10)        (0.06)        (0.12)         (0.13)
Net realized capital gains ...........................           --            --         (0.09)        (1.61)         (0.39)
                                                         ----------    ----------    ----------    ----------     ----------
Total dividends and distributions to shareholders ....        (0.11)        (0.10)        (0.15)        (1.73)         (0.52)
                                                         ----------    ----------    ----------    ----------     ----------
Net asset value, end of period .......................   $    15.00    $    12.67    $    10.84    $    10.33     $    13.52
                                                         ==========    ==========    ==========    ==========     ==========
Total investment return (1) ..........................        19.30%        17.87%         6.54%       (12.67)%         9.65%
                                                         ==========    ==========    ==========    ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .........   $   27,172    $   42,066    $   43,722    $   45,067     $   40,368
   Ratio of expenses to average net assets ...........         1.00%         1.00%         1.00%         1.00%          1.00%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements .............         1.35%         1.22%         1.41%         1.40%          1.43%
   Ratio of net investment income to average
      net assets .....................................         0.83%         0.73%         0.94%         0.62%          0.89%
   Portfolio turnover rate ...........................        76.91%        47.21%        81.13%        88.65%        105.71%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of between $200 million and $6 billion and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o Securities of companies with mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

          1998      1999     2000   2001    2002      2003    2004
         ------    -----    -----   ----   ------    -----   -----
          (2.20)%  (4.20)%  14.66%  8.59%  (14.44)%  36.53%  20.91%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):

      Best Quarter: 18.73% (quarter ended June 30, 2003)
      Worst Quarter:(20.90)% (quarter ended September 30, 1998)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      6.76%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                               ---------------------------------------
                                                               1 YEAR    5 YEARS    SINCE INCEPTION(1)
                                                               ------    -------    ------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
Returns Before Taxes                                           20.91%     11.95%          8.91%
Returns After Taxes on Distributions                           16.68%      9.71%          7.31%
Returns After Taxes on Distributions and Sale of Fund Shares   15.81%      9.13%          6.86%
------------------------------------------------------------------------------------------------------
Russell 2500(R) Index (reflects no deduction for fees,
   expenses or taxes)(2)                                       18.29%      8.35%         10.72%
Russell 2500(R) Value Index (reflects no deduction for fees,
   expenses or taxes)(3)                                       21.58%     16.05%         13.06%

(1)   Commenced operations on June 2, 1997.

(2) The Russell 2500(R) Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. Currently, the market capitalization range of the companies in the Russell 2500(R) Index is $37 million to $9 billion. Please note that this range is as of a particular point in time and is subject to change.

(3) The Russell 2500(R) Value Index contains stocks from the Russell 2500(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2500(R) Value Index is $52 million to $9 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                            INSTITUTIONAL CLASS
                                                            -------------------
ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)
Management fees .........................................         0.80%
Distribution (12b-1) fees ...............................         None
Other expenses(1) .......................................         0.51%
                                                                 -----

   Total annual Fund operating expenses .................         1.31%
Fee waivers(2) ..........................................        (0.31)%
                                                                 -----

Net expenses ............................................         1.00%
                                                                 =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.00%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                  ------   --------   --------   ---------
            INSTITUTIONAL CLASS    $102      $385       $688      $1,552

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                   MID CAP VALUE FUND
                                                         ---------------------------------------------------------------------
                                                           FOR THE         FOR THE       FOR THE       FOR THE        FOR THE
                                                         YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                         AUGUST 31,      AUGUST 31,    AUGUST 31,    AUGUST 31,     AUGUST 31,
                                                            2005            2004          2003          2002           2001
                                                         ---------------------------------------------------------------------
                                                                                 INSTITUTIONAL CLASS
                                                         ---------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .................   $    13.16      $    11.57    $     9.69    $    12.55     $    11.66
                                                         ----------      ----------    ----------    ----------     ----------
Net investment income/(loss) .........................           -- (2)        0.01**        0.05**        0.00**         0.04**
Net realized and unrealized gain/(loss) on
   investments .......................................         3.22            1.65**        1.83**       (0.94)**        0.91**
                                                         ----------      ----------    ----------    ----------     ----------
Net increase/(decrease) in net assets resulting
   from operations ...................................         3.22            1.66          1.88         (0.94)          0.95
                                                         ----------      ----------    ----------    ----------     ----------
Dividends to shareholders from:
Net investment income ................................        (0.01)          (0.07)           --(2)      (0.06)         (0.06)
Net realized capital gains ...........................        (2.35)             --            --         (1.86)            --
                                                         ----------      ----------    ----------    ----------     ----------
Total dividends and distributions to shareholders ....        (2.36)          (0.07)           --(2)      (1.92)         (0.06)
                                                         ----------      ----------    ----------    ----------     ----------
Net asset value, end of period .......................   $    14.02      $    13.16    $    11.57    $     9.69     $    12.55
                                                         ==========      ==========    ==========    ==========     ==========
Total investment return(1) ...........................        25.97%          14.39%        19.41%        (8.97)%         8.23%
                                                         ==========      ==========    ==========    ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .........   $   54,187      $   42,240    $   57,052    $   50,073     $  116,605
Ratio of expenses to average net assets ..............         1.00%           1.00%         1.00%         1.00%          1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements ................         1.31%           1.26%         1.40%         1.33%          1.30%
Ratio of net investment income to average
   net assets ........................................         0.03%           0.07%         0.55%         0.01%          0.29%
Portfolio turnover rate ..............................        74.08%          67.40%        77.87%        99.23%        234.52%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Amount is less than $0.01 per share.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with market capitalizations that do not exceed $1.5 billion when purchased by the Fund and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1.5 billion and are more susceptible to changes in the business cycle.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                  1999    2000    2001    2002     2003    2004
                  ----   -----   -----   ------   -----   -----
                  6.42%  44.59%  47.86%  (15.69)% 53.21%  16.84%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 29.30% (quarter ended June 30, 2003)
      Worst Quarter:(21.11)% (quarter ended September 30, 2002)
      Year-to-date total return for the nine months ended September 30, 2005:
      5.24%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                               ---------------------------------------
                                                               1 YEAR    5 YEARS    SINCE INCEPTION(1)
                                                               ------    -------    ------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
Returns Before Taxes                                            16.84%     26.40%         17.16%
Returns After Taxes on Distributions                            14.21%     25.41%         16.45%
Returns After Taxes on Distributions and Sale of Fund
  Shares                                                        12.96%     23.19%         15.01%
------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction for
  fees, expenses or taxes)(2)                                   22.25%     17.23%         10.85%

(1)   Commenced operations on July 1, 1998.

(2) The Russell 2000(R) Value Index is an unmanaged index that contains stocks from the Russell 2000(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2000(R) Value Index is $52 million to $3 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                             INSTITUTIONAL CLASS
                                                             -------------------
SHAREHOLDER FEES (fees paid directly
   from your investment)
Maximum sales charge imposed on purchases ...................       None
Maximum deferred sales charge ...............................       None
Maximum sales charge imposed on reinvested dividends ........       None
Redemption Fee(1) ...........................................       1.00%
Exchange Fee ................................................       None

ANNUAL FUND OPERATING EXPENSES* (expenses that
  are deducted from Fund assets)
Management fees .............................................       1.25%
Distribution (12b-1) fees ...................................       None
Other expenses(2) ...........................................       0.29%
                                                                   -----
   Total annual Fund operating expenses .....................       1.54%
Fee waivers and expense reimbursements(3) ...................      (0.01)
                                                                   -----
Net expenses ................................................       1.53%
                                                                   =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders.

(2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.55%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                 ------   -------   -------   --------
            INSTITUTIONAL CLASS  $  157   $   486   $   839   $  1,834

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                               SMALL CAP VALUE FUND II
                                          -----------------------------------------------------------------
                                            FOR THE      FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          AUGUST 31,   AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                             2005         2004          2003          2002          2001
                                          -----------------------------------------------------------------
                                                                  INSTITUTIONAL CLASS
                                          -----------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ...  $    22.80   $    20.19    $    15.71    $    17.17    $    11.39
                                          ----------   ----------    ----------    ----------    ----------

Net investment income/(loss)                   (0.10)       (0.12)**      (0.09)**      (0.13)**      (0.05)**
Net realized and unrealized gain/(loss)
  on investments .......................        5.07         2.92**        4.55**       (1.23)**       6.05**
                                          ----------   ----------    ----------    ----------    ----------

Net increase/(decrease) in net assets
  resulting from operations ............        4.97         2.80          4.46         (1.36)         6.00
                                          ----------   ----------    ----------    ----------    ----------

Dividends to shareholders from:
Net investment income ..................          --           --            --            --            --
Net realized capital gains .............       (3.03)       (0.20)           --(3)      (0.21)        (0.29)
                                          ----------   ----------    ----------    ----------    ----------
Total dividends and distributions
  to shareholders ......................       (3.03)       (0.20)           --         (0.21)        (0.29)
                                          ----------   ----------    ----------    ----------    ----------
Redemption fees ........................        0.01         0.01**        0.02**        0.11**        0.07**
                                          ----------   ----------    ----------    ----------    ----------
Net asset value, end of period .........  $    24.75   $    22.80    $    20.19    $    15.71    $    17.17
                                          ==========   ==========    ==========    ==========    ==========
Total investment return(1)(2) ..........       22.65%       13.96%        28.55%        (7.39)%       54.57%
                                          ==========   ==========    ==========    ==========    ==========

Ratios/Supplemental Data
   Net assets, end of period
     (000's omitted) ...................  $  138,143   $  133,060    $   98,383    $   40,475    $   21,547
   Ratio of expenses to average
     net assets ........................        1.53%        1.49%         1.55%         1.55%         1.55%
   Ratio of expenses to average net
     assets without waivers and
     expense reimbursements ............        1.54%        1.49%         1.79%         1.71%         2.03%
   Ratio of net investment
     income/(loss) to average
     net assets ........................       (0.42)%      (0.53)%       (0.54)%       (0.76)%       (0.32)%

   Portfolio turnover rate .............       37.61%       47.06%        72.72%       119.30%        35.50%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

(3)   Amount is less than $.01 per share.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

      The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

      o Securities that can be converted into common stock, such as certain securities and preferred stock are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                2003         2004
                               -----        -----
                               37.13%       20.57%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 18.57% (quarter ended June 30, 2003)
      Worst Quarter:(4.36)% (quarter ended March 31, 2003)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      8.73%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                                     FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                     ---------------------------------------
                                                                     1 YEAR              SINCE INCEPTION(1)
                                                                     ------              -------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
Return Before Taxes                                                  20.57%                    18.27%
Return After Taxes on Distributions                                  19.63%                    17.76%
Return After Taxes on Distributions and Sale of Fund Shares          14.27%                    15.64%
------------------------------------------------------------------------------------------------------------
Russell 3000(R) Value Index (reflects no deduction for
   fees, expenses or taxes)(2)                                       16.94%                    12.85%

(1)   Commenced operations on July 1, 2002.

(2) The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indices. The Russell 3000(R)

            Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Currently, the market capitalization range of the companies in the Russell 3000(R) Value Index is $52 million to $359 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                             INSTITUTIONAL CLASS
                                                             -------------------
      ANNUAL FUND OPERATING EXPENSES* (expenses that
      are deducted from Fund assets)
      Management fees ....................................          1.00%
      Distribution (12b-1) fees ..........................          None
      Other expenses(1) ..................................          2.90%
                                                                    ----

      Total annual Fund operating expenses ...............          3.90%
      Fee waivers(2) .....................................         (2.65)%
                                                                    ----

      Net expenses .......................................          1.25%
                                                                    ====

      *     Shareholders   requesting   redemptions   by  wire  are   charged  a
            transaction fee of $7.50.

      (1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

      (2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.25%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR    3 YEARS*   5 YEARS*   10 YEARS*
                               ------    --------   --------   ---------
      INSTITUTIONAL CLASS      $  127     $  946    $  1,782   $  3,954

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                      ALL-CAP VALUE FUND
                                                             ---------------------------------------------------------------------
                                                                                                                   FOR THE PERIOD
                                                                 FOR THE           FOR THE           FOR THE        JULY 1, 2002*
                                                               YEAR ENDED         YEAR ENDED       YEAR ENDED          THROUGH
                                                             AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002
                                                             ---------------------------------------------------------------------
                                                                                      INSTITUTIONAL CLASS
                                                             ---------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .....................      $   13.29         $   10.82         $    9.45         $   10.00
                                                                ---------         ---------         ---------         ---------
Net investment income/(loss) .............................           0.07              0.06              0.06                --
Net realized and unrealized gain/(loss) on investments ...           2.83              2.48              1.34             (0.55)
                                                                ---------         ---------         ---------         ---------
Net increase/(decrease) in net assets resulting from
   operations ............................................           2.90              2.54              1.40             (0.55)
                                                                ---------         ---------         ---------         ---------
Dividends to shareholders from:
Net investment income ....................................          (0.05)            (0.07)            (0.03)               --
Net realized capital gains ...............................          (0.60)               --                --                --
                                                                ---------         ---------         ---------         ---------
Total dividends and distributions to shareholders ........           0.65)            (0.07)            (0.03)               --
Redemption fees ..........................................             --                --                --                --
                                                                ---------         ---------         ---------         ---------
Net asset value, end of period ...........................      $   15.54         $   13.29         $   10.82         $    9.45
                                                                =========         =========         =========         =========
Total investment return(1) ...............................          22.33%            23.50%            14.84%            (5.50)%
                                                                =========         =========         =========         =========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .............      $   7,315         $   5,177         $   2,890         $   1,810
   Ratio of expenses to average net assets................           1.25%             1.25%             1.25%             1.25%(2)
   Ratio of expenses to average net assets without
      waivers and expense reimbursements .................           3.90%             5.82%             9.49%            14.54%(2)
   Ratio of net investment income to  average net
      assets .............................................           0.53%             0.51%             0.62%             0.16%(2)
   Portfolio turnover rate ...............................          28.72%            27.40%            38.36%             6.61%(2)

*     Commencement of operations

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Annualized.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

SHORT SALE: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

SHORT-TERM CASH INSTRUMENTS: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

FEDERAL FUNDS RATE: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

================================================================================

INVESTMENT GOALS

      The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500(R) Index over a full market cycle.

PRIMARY INVESTMENT STRATEGIES

      The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund intends, under normal circumstances, to invest at least 80% of net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

      To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

      The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitations, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

      o Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

      o Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

      o Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

      o The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

      1999          2000        2001      2002        2003        2004
    -------        -----       -----     ------      -----        ----
     (12.81)%      60.20%      25.24%     (0.51)%    (1.96)%      8.21%

Best and Worst Quarterly Performance (for the periods reflected in the chart above):
Best Quarter: 18.36% (quarter ended December 31, 2000)
Worst Quarter:(10.93)% (quarter ended December 31, 1999)
Year-to-date total return for the nine months ended September 30, 2005: 14.66%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                   FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                   ---------------------------------------
                                                                   1 YEAR     5 YEARS   SINCE INCEPTION(1)
                                                                   ------     -------   ------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
Returns Before Taxes                                                 8.21%      16.19%        9.58%
Returns After Taxes on Distributions                                 8.21%      15.50%        8.92%
Returns After Taxes on Distributions and Sale of Fund Shares         5.34%      13.87%        7.98%
----------------------------------------------------------------------------------------------------------
S&P 500(R) Index(2)                                                 10.88%     (2.30)%        2.16%

(1)   Commenced operations on November 17, 1998.

(2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

      EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                   INSTITUTIONAL
                                                                       CLASS
                                                                   -------------

         SHAREHOLDER FEES (fees paid directly from your
         investment)
         Maximum sales charge imposed on purchases ..............       None
         Maximum deferred sales charge ..........................       None
         Maximum sales charge imposed on reinvested dividends ...       None
         Redemption Fee(1) ......................................       2.00%
         Exchange Fee ...........................................       None

         ANNUAL FUND OPERATING EXPENSES* (expenses that are
         deducted from Fund assets)
         Management fees ........................................       2.25%
         Distribution (12b-1) fees ..............................       None
         Other expenses(2) ......................................       1.05%
                                                                       -----
            Total annual Fund operating expenses ................       3.30%
         Fee waivers and expense reimbursements(3) ..............      (0.17)%
                                                                       -----
         Net expenses ...........................................       3.13%
                                                                        ====

      *     Shareholders   requesting   redemptions   by  wire  are   charged  a
            transaction fee of $7.50.

      (1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

      (2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. "Other expenses" and "Total annual Fund operating expenses" include dividends on securities which the Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund's total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.52% of average net assets for the most recent fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

      (3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 2.50% (excluding short sale dividend expense).

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR     3 YEARS*      5 YEARS*    10 YEARS*
                             ------     --------      --------    ---------
      INSTITUTIONAL CLASS    $  316     $  1,000      $  1,707    $  3,583

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                   LONG/SHORT EQUITY FUND
                                                            --------------------------------------------------------------------
                                                             FOR THE       FOR THE        FOR THE        FOR THE        FOR THE
                                                            YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                            AUGUST 31,    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                               2005          2004           2003           2002          2001
                                                            --------------------------------------------------------------------
                                                                                    INSTITUTIONAL CLASS
                                                            --------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ....................   $   14.70     $   14.31      $   15.17      $   15.88      $   10.57
                                                            ---------     ---------      ---------      ---------      ---------
Net investment income/(loss) ............................       (0.25)        (0.32)**       (0.28)**        0.05**         0.07**
Net realized and unrealized gain/(loss) on investments ..        3.43          0.69**         0.10**        (0.31)**        5.14**
                                                            ---------     ---------      ---------      ---------      ---------
Net increase/(decrease) in net assets resulting from
   operations ...........................................        3.18          0.37          (0.18)         (0.26)          5.21
                                                            ---------     ---------      ---------      ---------      ---------
Dividends to shareholders from:
Net investment income ...................................          --            --             --          (0.02)         (0.13)
Net realized capital gains ..............................          --            --          (0.51)         (0.50)            --
Tax return of capital ...................................          --            --          (0.20)            --             --
                                                            ---------     ---------      ---------      ---------      ---------
Total dividends and distributions to shareholders .......          --            --          (0.71)         (0.52)         (0.13)
                                                            ---------     ---------      ---------      ---------      ---------
Redemption fee ..........................................        0.01          0.02**         0.03**         0.07**         0.23**
                                                                                                        ---------      ---------
Net asset value, end of period ..........................   $   17.89     $   14.70      $   14.31      $   15.17      $   15.88
                                                            =========     =========      =========      =========      =========
Total investment return(1)(2) ...........................       21.70%         2.73%         (1.13)%        (1.17)%        51.85%
                                                            =========     =========      =========      =========      =========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .........      $  99,748     $  58,293      $  57,351      $  65,951      $  25,857
   Ratio of expenses to average net assets (including
      dividend expense) .................................        3.13%         3.02%          3.05%          3.04%          3.22%
   Ratio of expenses to average net assets (excluding
      dividend expense) .................................        2.92%         2.50%          2.50%          2.50%          2.50%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (excluding
      dividend expense) .................................        3.09%         2.68%          2.90%          2.85%          4.25%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (including
      dividend expense) .................................        3.30%         3.20%          3.44%          3.39%          4.97%
   Ratio of net investment income to average net assets..       (1.82)%       (2.26)%        (1.94)%         0.30%          0.46%
   Portfolio turnover rate ..............................      107.14%       239.06%        282.36%        219.52%        332.25%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

ROBECO WPG CORE BOND FUND
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

BONDS: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

DERIVATIVES: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

DURATION: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security's cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

================================================================================

INVESTMENT GOAL

      Current  income,   consistent  with  capital   preservation.   The  Fund's
investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      INVESTMENTS: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including (without limitation) mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

      CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are believed by the Adviser to be of comparable credit quality.

      DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

      STRATEGIES: There are three principal factors in the Adviser's selection process - maturity allocation, sector allocation and individual security selection.

      o The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

      o The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

      o After the Fund's maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

            o     Stable or improving issuer credit quality;

            o Market inefficiencies that cause individual bonds to have high relative values; and

            o     Structural  features  of  securities,   such  as  callability,
                  liquidity, and prepayment characteristics and expectations.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

      o Interest rates rise, causing the bonds in the Fund's portfolio to drop in value.

      o The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

      o As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

ROBECO INVESTMENT FUNDS
 (INSTITUTIONAL CLASS)                                          [LOGO OF ROBECO]

                                                                          ROBECO

--------------------------------------------------------------------------------
                              ---------------------
                               ACCOUNT APPLICATION
                              ----------------------

PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

-------------               (Please check the appropriate box(es))     [ ] Individual   [ ] Joint Tenant   [ ] Other
1
ACCOUNT                     --------------------------------------------------------------------------------------------------------
REGISTRATION:               NAME                       DATE OF BIRTH             SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER
-------------
                            --------------------------------------------------------------------------------------------------------
                            NAME OF JOINT OWNER        DATE OF BIRTH                  JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                            For joint accounts,  the account  registrants  will be joint tenants with right of survivorship  and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:              [ ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------

                            UNDER THE                        UGMA/UTMA (circle one)
                                      ----------------------
                                              STATE

                            --------------------------------------------------------------------------------------------------------
                            NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)   CUSTODIAN'S SOCIAL SECURITY NUMBER **    DATE OF BIRTH**

                            --------------------------------------------------------------------------------------------------------
                            NAME OF MINOR (ONLY ONE PERMITTED)             MINOR'S SOCIAL SECURITY NUMBER **        DATE OF BIRTH**

-------------               --------------------------------------------------------------------------------------------------------
CORPORATION,                NAME OF CORPORATION, PARTNERSHIP, OR OTHER (NAME OF LEGAL ENTITY) NAME(S) OF FIDUCIARY/ TRUSTEE(S)
PARTNERSHIP,
TRUST OR                    --------------------------------------------------------------------------------------------------------
OTHER ENTITY:               TAXPAYER IDENTIFICATION NUMBER
-------------

-------------               RESIDENCY ADDRESS**: (YOU MUST PROVIDE A STREET ADDRESS)
2
ADDRESS                     --------------------------------------------------------------------------------------------------------
INFORMATION:                STREET                                                                               APARTMENT NUMBER
-------------
                            --------------------------------------------------------------------------------------------------------
                            CITY                                             STATE                                    ZIP CODE

                            --------------------------------------------------------------------------------------------------------
                            DAY PHONE NUMBER                                                                   EVENING PHONE NUMBER

                            JOINT OWNER OR MINOR'S RESIDENCY ADDRESS

                            --------------------------------------------------------------------------------------------------------
                            STREET                                                                                APARTMENT NUMBER

                            --------------------------------------------------------------------------------------------------------
                            CITY                                             STATE                                    ZIP CODE

                            **IDENTITY  VERIFICATION  PROCEDURES  NOTICE.  The USA  PATRIOT  ACT  requires  financial  institutions, including mutual funds, to adopt certain  policies and programs to prevent money laundering  activities, including  procedures to verify the identity of all investors opening new accounts.  When completing the
                            New  Account  Application,  you will be required to supply the Funds with  certain  information  for all persons owning or permitted to act on an account, that will assist the Funds in verifying your identity.
                            This includes date of birth, taxpayer  identification number and street address. Until such verification is made, the Funds may temporarily  limit additional share purchases.  In addition,  the Funds may limit additional  share  purchases  or close an account if it is unable to verify a  customer's  identity.  As required by law, the Funds may employ  various  procedures,  such as comparing the  information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

                                       --------------------------
                                       NOT PART OF THE PROSPECTUS
                                       --------------------------

                      MAILING ADDRESS: (you may provide a P.O. Box)
                      [ ] CHECK HERE IF YOUR MAILING ADDRESS IS THE SAME AS YOUR RESIDENCY ADDRESS.

                      --------------------------------------------------------------------------------------------------------------
                      STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

                      --------------------------------------------------------------------------------------------------------------
                      CITY                                             STATE                                                ZIP CODE

-------------         Minimum initial investment of $100,000 per fund (except Core Bond). Total amount of investments $_________
3
INVESTMENT            Make check payable to Robeco Investment Funds.
INFORMATION:
-------------         Shareholders  may not purchase shares of any fund with a check issued by a third party and endorsed over to the fund.

                      Robeco Boston Partners Large Cap Value Fund (70) $______  Robeco Boston Partners Mid Cap Value Fund (73) $____

                      Robeco Boston Partners Small Cap Value Fund II (77) $____ Robeco Boston Partners All-Cap Value Fund (81) $____

                      Robeco Boston Partners Long/Short Equity Fund (79) $_____ Robeco WPG Large Cap Growth Fund (01) $_____

                      Robeco WPG Tudor Fund (02) $______

                      Minimum initial investment of $50,000 for Robeco WPG Core Bond Fund.      Robeco WPG Core Bond Fund (03) $____

-------------
DISTRIBUTION          DIVIDENDS: Pay by check [ ]   Reinvest [ ]            CAPITAL GAINS: Pay by check [ ]  Reinvest [ ]
OPTIONS:
-------------         NOTE:  Dividends and capital gains may be reinvested or paid by check. If no options are selected above,  both dividends and capital gains will be reinvested in additional fund shares.

-------------
4                     To use this option,  you must initial the  appropriate  line below.
TELEPHONE
EXCHANGE AND          I authorize the Transfer  Agent to accept  instructions  from any persons to redeem or exchange  shares in my
REDEMPTION:           account(s) by telephone in accordance  with the  procedures and conditions set forth in the Fund's current
-------------         prospectus.

                      ------------------------        -----------------------
                         Individual initial                joint initial        Redeem shares, and send the proceeds to the address
                                                                                of record.

                      ------------------------        -----------------------
                         Individual initial                joint initial        Exchange shares for shares of Robeco Investment
                                                                                Funds.

-------------
5                     The Automatic  Investment  Plan which is available to shareholders  of the Fund,  shares to allow  dollar-cost
AUTOMATIC             averaging. The Fund's  Transfer  Agent can arrange for an amount of money selected by you to be deducted makes
INVESTMENT            possible regularly  scheduled  purchases of Fund from your checking account and used to purchase shares of the
PLAN:                 Fund.
-------------
                      Please debit $______  (minimum  $5000.00)  from my checking  account (named below) on or about the 20th of the month.

                      PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.
                      [ ] Monthly     [ ] Quarterly    [ ] Annually

---------------       --------------------------------------------------------------------------------------------------------------
BANK RECORD:          BANK NAME                                                                           STREET ADDRESS OR P.O. BOX
---------------
                      --------------------------------------------------------------------------------------------------------------
                      CITY                                               STATE                                     ZIP CODE

                      --------------------------------------------------------------------------------------------------------------
                      BANK ABA NUMBER                              BANK ACCOUNT OWNER                        BANK ACCOUNT NUMBER

                                       --------------------------
                                       NOT PART OF THE PROSPECTUS
                                       --------------------------

-------------         --------------------------------------------------------------------------------------------------------------
6                     The undersigned  warrants that I (we) have full authority and, if a natural  person,  I (we) am (are) of legal
SIGNATURES:           age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for
-------------         the Fund in which I (we) am (are) investing.

                      Under the  Interest  and  Dividend  Tax  Compliance  Act of 1983,  the Fund is required to have the  following certification:

                      Under penalties of perjury, I certify that:

                      (1)   The number shown on this form is my correct  identification number (or I am waiting for a number to be issued to me), and

                      (2)   I am not subject to backup withholding because (a) I am exempt from backup withholding,  or (b) I have not been notified by the Internal  Revenue  Service that I am subject to 28% backup  withholding  as a result of a failure to report all Interest or  dividends,  or (c) the IRS has notified me that I am no longer subject to backup withholding.

                      (3)   I am a U.S. person (including a U.S. resident alien).

                      NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
                      BACKUP  WITHHOLDING  BECAUSE YOU HAVE FAILED TO REPORT ALL  INTEREST  AND  DIVIDENDS  ON YOUR TAX RETURN.  THE
                      INTERNAL  REVENUE  SERVICE  DOES NOT REQUIRE YOUR CONSENT TO ANY  PROVISION  OF THIS  DOCUMENT  OTHER THAN THE
                      CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      SIGNATURE OF APPLICANT                                                                           DATE

                      --------------------------------------------------------------------------------------------------------------
                      PRINT NAME                                                                              TITLE (IF APPLICABLE)

                      --------------------------------------------------------------------------------------------------------------
                      SIGNATURE OF JOINT OWNER                                                                         DATE

                      --------------------------------------------------------------------------------------------------------------
                      PRINT NAME                                                                               TITLE (IF APPLICABLE)

                      (If you are signing for a corporation,  you must indicate  corporate  office or title.  If you wish additional signatories  on the  account,  please  include a corporate  resolution.  If signing as a  fiduciary,  you must indicate  capacity.)

                      For information on additional  options,  such as IRA Applications,  rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                      MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:      ROBECO INVESTMENT FUNDS
                                                                            C/O PFPC INC.
                                                                            P.O. BOX 9816
                                                                            PROVIDENCE, RI 02940

                      OVERNIGHT MAILING ADDRESS:                            ROBECO INVESTMENT FUNDS
                                                                            C/O PFPC INC.
                                                                            101 SABIN STREET
                                                                            PAWTUCKET, RI 02860

                                       --------------------------
                                       NOT PART OF THE PROSPECTUS
                                       --------------------------

                                    (This Page Intentionally Left Blank.)

      o     As a result of  declining  interest  rates,  the Fund may be able to
            invest  only  in  lower  yielding   bonds,   decreasing  the  Fund's
            yield. This is known as interest risk.

      o When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

      o The Adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

      o To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

      There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Core Bond Fund's Predecessor Fund, the WPG Core Bond Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985 as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class Shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of the Institutional Class shares Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1995     1996    1997    1998    1999    2000     2001    2002     2003    2004
------   -----   -----   -----   -----   ------   -----   ------   -----   -----
13.25%   3.85%   7.37%   9.26%  (0.12)%  10.66%   9.64%   10.87%   5.04%   4.38%

      Best Quarter: 4.70% (quarter ended September 30, 2002)
      Worst Quarter:(2.62)% (quarter ended June 30, 2004)

      As of September 30, 2005, the Fund's year to date return was 1.64% and the 30-day yield was 3.40%. Call 1-888-261-4073 for current yields.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                              (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                              -----------------------------------------
                                                              1 YEAR          5 YEARS          10 YEARS
                                                              ------          -------          --------
ROBECO WPG CORE BOND FUND
Return Before Taxes (1)                                        4.38%           8.08%            7.35%
Return After Taxes on Distributions (1)                        3.33%           6.34%            5.25%
Return After Taxes on Distributions and Sales of Shares (1)    2.83%           5.85%            4.99%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Index (reflects no
   deduction for fees, expenses or taxes)(2)                   4.34%           7.71%            7.72%

(1) The average annual total returns are based on the historical performance of the Predecessor Fund.

(2) The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S.
      investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                            INSTITUTIONAL CLASS
                                                            --------------------
      SHAREHOLDER FEES
        (fees paid directly from your investment)
      Maximum sales charge imposed on purchases .........          None
      Maximum deferred sales charge .....................          None
      Maximum sales charge imposed on reinvested
         dividends ......................................          None
      Redemption Fee(1) .................................          2.00%
      Exchange Fee ......................................          None

      ANNUAL FUND OPERATING EXPENSES*
         (expenses that are deducted from Fund assets)
      Management fees ...................................          0.45%
      Distribution (12b-1) fees .........................          None
      Other Expenses(2) .................................          0.30%
                                                                  -----
         Total annual Fund operating expenses ...........          0.75%
      Fee waivers/expense reimbursements(3) .............         (0.32)
                                                                  -----
      Net expenses ......................................          0.43%
                                                                  =====

* Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund's average daily net assets attributable to Institutional Shares but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.43% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                             ------   --------   --------   ---------
      INSTITUTIONAL CLASS    $   44   $    208   $    385   $     900

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006.Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                                CORE BOND FUND
                                          ------------------------------------------------------------------------------------------
                                            FOR THE
                                             PERIOD
                                           JANUARY 1,          FOR THE         FOR THE        FOR THE      FOR THE         FOR THE
                                            2005 TO           YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                           AUGUST 31,        DECEMBER 31,    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                            2005(a)              2004            2003          2002          2001           2000
                                          ------------------------------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                          ------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ...  $     10.81        $   10.66      $     10.44     $     9.80   $     9.40     $     9.07
                                          -----------        ---------      -----------     ----------   ----------     ----------
Net investment income ..................         0.25             0.31             0.30           0.40         0.49           0.60
Net realized and unrealized gain on
   investments .........................         0.03             0.15             0.22           0.64         0.40           0.33
                                          -----------        ---------      -----------     ----------   ----------     ----------
Net increase in net assets
   resulting from operations ...........         0.28             0.46             0.52           1.04         0.89           0.93
                                          -----------        ---------      -----------     ----------   ----------     ----------
Dividends to shareholders from:
Net investment income ..................        (0.25)           (0.31)           (0.30)         (0.40)       (0.49)         (0.60)
Net realized capital gains .............         0.00             0.00             0.00           0.00         0.00           0.00
                                          -----------        ---------      -----------     ----------   ----------     ----------
Total dividends and distributions to
   shareholders ........................        (0.25)           (0.31)           (0.30)         (0.40)       (0.49)         (0.60)
                                          -----------        ---------      -----------     ----------   ----------     ----------
Net asset value, end of period .........  $     10.84        $   10.81      $     10.66     $    10.44   $     9.80     $     9.40
                                          ===========        =========      ===========     ==========   ==========     ==========
Total investment return ................         2.65%(b)         4.38%            5.04%         10.87%        9.64%         10.66%
                                          ===========        =========      ===========     ==========   ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period
   (000's omitted) .....................  $   161,761        $ 144,349      $   145,818     $  105,261   $  123,797     $  114,547
   Ratio of expenses to
      average net assets ...............         0.43%            0.43%            0.45%          0.50%        0.50%          0.50%
   Ratio of expenses to
      average net assets without
      waivers and reimbursements
      (including dividend expenses) ....         0.75%(d)         0.71%            0.75%          0.83%        0.81%          0.79%
   Ratio of net investment income to
      average net assets ...............         3.52%(c)         2.90%            2.81%          4.02%        5.04%          6.58%
   Portfolio turnover rate .............       602.95%(c)(e)     805.8%(f)        561.8%         539.2%       431.5%         509.0%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not Annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such effects been included, the ratio would not significantly differ.


(e) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended August 31, 2005, was 295.21%.

(f) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended December 31, 2004, was 573.6%.

ROBECO WPG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

GROWTH CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time. Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRS: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

================================================================================

INVESTMENT GOAL

      Long-term growth of capital. The Fund's investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      INVESTMENTS: The Fund invests at least 80% of its net assets (including any borrows for investment purposes) in equity securities of U.S. large capitalization companies that the Adviser believes offer the prospect of capital appreciation. As used in this Prospectus, "large cap companies" generally means a universe of companies composed of the combination of two well-known large cap benchmarks, the Russell 1000(R) Index and the S&P 500(R) Index.The market capitalization range of the companies represented in Russell 1000(R) Index as of November 30, 2005 was between $594 million and $378.8 billion, with a median market capitalization of approximately $4.9 billion. The market capitalization of the companies represented in the S&P 500(R) Index as of November 30, 2005 was between $290 million and $378.7 billion, with a median market capitalization of approximately $10.7 billion. Please note that these ranges are as of a particular point in time and are subject to change. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

      In order to remain fully invested and instead of purchasing and selling securities directly, the Fund may invest in depository receipts which seek to replicate the price performance and dividend yield of the Russell 1000(R) Growth Index and use derivative contracts (such as futures on the Russell 1000(R) Growth Index).

      STRATEGIES: The Adviser uses quantitative techniques to analyze a universe of companies included in the Russell 1000(R) Index, S&P 500(R) Index, and selected large cap ADRs. Using a proprietary multi-factor stock-selection model, the Adviser identifies stocks that the Adviser believes have rising earnings expectations that sell at low relative valuations when compared with their sector peers. Firmly established through the quantitative research process, the Adviser believes that these are the stocks that will lead to portfolio out-performance.

      Based on this information, and using sophisticated risk measurement tools, the Adviser selects the combination of stocks, together with their appropriate weightings, that it believes will maximize the Fund's expected return with the level of risk taken. The Adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the Fund's portfolio similar to those of the Russell 1000(R) Growth Index.

      The portfolio is rebalanced regularly, generally on a bi-weekly basis, to maintain the optimal risk/return trade-off. The Adviser assesses each stock's changing characteristics relative to its contribution to portfolio risk. A stock is sold when the Adviser believes it no longer offers an appropriate return-to-risk tradeoff.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

      o     The U.S. stock market goes down.

      o     Growth   stocks  or  stocks   of  large   capitalization   companies
            temporarily fall out of favor with investors.

      o Companies in which the Fund invests suffer unexpected losses or lower than expected earnings.

      o     The  Adviser's   judgment  about  the  attractiveness  or  potential
            appreciation of a particular security or sector proves to be wrong.

      o The factors considered by the multi-factor stock-selection model fail to select stocks with better relative performance than those included in the Russell 1000(R) Growth Index.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Large Cap Growth Fund's Predecessor Fund, the WPG Large Cap Growth Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of Institutional Class shares of the Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1995    1996    1997    1998    1999    2000      2001     2002     2003  2004
------  ------  ------  ------  ------  -------  -------  --------  ------ -----
32.73%  24.42%  36.27%  27.51%  12.68%  (1.68)%  (20.45)% (27.59)%  31.89% 3.82%

Best and Worst Quarterly Total Performance (for the periods reflected in the chart above):
Best Quarter: 19.82% (quarter ended June 30, 1997)
Worst Quarter:(18.97)% (quarter ended September 30, 2001)
Year-to-date total return for the nine months ended September 30, 2005: 1.86%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                   AVERAGE ANNUAL TOTAL RETURNS*
                                                             (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                             -----------------------------------------
                                                             1 YEAR          5 YEARS         10 YEARS
                                                             ------          -------         --------
ROBECO WPG LARGE CAP GROWTH FUND
Return Before Taxes(1)                                        3.82%          (4.96)%           9.63%
Return After Taxes on Distributions(1)                        1.96%          (6.15)%           6.93%
Return After Taxes on Distributions and Sales of Shares(1)    4.92%          (4.48)%           7.13%
------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index (reflects no deduction for
   fees, expenses or taxes)(2)                                6.30%          (9.29)%           9.59%

* The Predecessor Fund's performance record shown in the table for periods prior to December 31, 2003 was achieved under the Predecessor Fund's previous qualitative strategy.

(1) The average annual total returns are based on the historical performance of the Predecessor Fund. The average annual total returns of the Institutional Class would have substantially similar annual returns as the Predecessor Fund because the shares are invested in the same portfolio of securities.

(2) The Russell 1000(R) Growth Index contains those securities in the Russell 1000(R) Index with a greater-than-average growth orientation. Currently, the market capitalization range of the companies in the Russell 1000(R) Growth Index is $913 million to $378.8 billion. Please note that this range is as of a particular point in time and is subject to change. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                   INSTITUTIONAL CLASS
                                                                   -------------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases ......................           None
Maximum deferred sales charge ..................................           None
Maximum sales charge imposed on reinvested dividends ...........           None
Redemption Fee (1) .............................................           2.00%
Exchange Fee ...................................................           None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted
from Fund assets)
Management fees ................................................           0.75%
Distribution (12b-1) fees ......................................           None
Other Expenses(2) ..............................................           1.33%
                                                                          -----

   Total annual Fund operating expenses ........................           2.08%
Fee waiver/expense reimbursements(3) ...........................          (0.68)%
                                                                          -----

Net expenses ...................................................           1.40%
                                                                          =====

* Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund's average daily net assets attributable to Institutional Shares but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 1.40% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       1 YEAR   3 YEARS*   5 YEARS*    10 YEARS*
                                       ------   --------   --------    ---------
      INSTITUTIONAL CLASS              $  143     $ 586     $ 1,056     $ 2,356

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006.Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 has been audited by Pricewaterhousecoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                                LARGE CAP GROWTH FUND
                                              --------------------------------------------------------------------------------------
                                               FOR THE PERIOD
                                              JANUARY 1, 2005  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                                     TO           ENDED         ENDED         ENDED         ENDED         ENDED
                                              AUGUST 31, 2005    DECEMBER      DECEMBER      DECEMBER      DECEMBER      DECEMBER
                                                    (a)          31, 2004      31, 2003      31, 2002      31, 2001      31, 2000
                                              --------------------------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                              --------------------------------------------------------------------------------------
Per Share Operating Performance
   Net asset value, beginning of period ...... $   23.10         $  25.27     $  19.16     $   26.46     $   33.60     $   39.88
                                               ---------         --------     --------     ---------     ---------     ---------
   Net investment income/(loss) .............. $   (0.07)        $   0.00     $   0.00     $    0.00     $   (0.01)    $    0.01
Net realized and unrealized gain/(loss)
on investments ............................... $    0.33         $   0.93     $   6.11     $   (7.30)    $   (6.86)    $   (0.94)
                                               ---------         --------     --------     ---------     ---------     ---------
Net increase/(decrease) in net assets
resulting from operations .................... $    0.26         $   0.93     $   6.11     $   (7.30)    $   (6.87)    $   (0.93)
                                               ---------         --------     --------     ---------     ---------     ---------
Dividends to shareholders from:
   Net investment income ..................... $    0.00         $   0.00     $   0.00     $    0.00     $    0.00     $    0.00
   Net realized capital gains ................        --         $  (3.10)    $   0.00     $    0.00     $   (0.27)    $   (5.35)
                                               ---------         --------     --------     ---------     ---------     ---------
Total dividends and distributions
   to shareholders ...........................        --         $  (3.10)    $   0.00     $    0.00     $   (0.27)    $   (5.35)
                                               ---------         --------     --------     ---------     ---------     ---------
Net asset value, end of period ............... $   23.36         $  23.10     $  25.27     $   19.16     $   26.46     $   33.60
                                               =========         ========     ========     =========     =========     =========
Total investment return ......................      1.13%(b)         3.82%       31.89%       (27.59)%      (20.45)%       (1.68)%
                                               =========         ========     ========     =========     =========     =========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) . $  20,626         $ 26,222     $ 52,355     $  43,412     $  74,931     $ 109,347
   Ratio of expenses to average net assets ...      1.40%(c)         1.40%        1.44%         1.25%         1.14%         1.01%
   Ratio of expenses to average net assets
   without waivers and reimbursements
   (including dividend expenses) .............      2.08%(c)(d)      1.50%        1.44%         1.25%         1.14%         1.01%
   Ratio of net investment income/(loss)
   to average net assets .....................     (0.42)%(c)       (0.06)%      (0.52)%       (0.42)%       (0.11)%       (0.03)%
   Portfolio turnover rate ...................    100.01%(c)        138.7%       126.8%        107.9%         56.4%         78.2%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not significantly differ.

ROBECO WPG TUDOR FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

================================================================================

INVESTMENT GOAL

      Capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The Fund's investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      Investments: The Fund invests primarily in common stocks of U.S. companies with market capitalizations of less than $2 billion.

      Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including (without limitation):

      o     Securities convertible into common stocks.

      o     Shares of real estate investment trusts ("REITs").

      o     Warrants and rights to purchase common stocks.

      o     Preferred stocks.

      SPECIAL SITUATIONS: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

      STRATEGIES: The Adviser uses a value approach to select the Fund's investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Adviser believes to be their intrinsic values. The Adviser employs a bottom-up strategy, focusing on undervalued industries that the Adviser believes are experiencing positive change. The Adviser then uses both qualitative and quantitative methods to assess a security's potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

      Factors the Adviser looks for in selecting investments include (without limitation):

      o     Increasing returns on invested capital.

      o Managements who have demonstrated an ability to generate high return on invested capital (ROIC).

      o     Companies which provide solid cash flows with appropriate capital.

      o Potential catalysts such as new products, cyclical upturns and changes in management.

      o Low market valuations relative to earnings forecast, book value, cash flow and sales.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

      o     The stock market goes down.

      o Small capitalization stocks temporarily fall out of favor with investors.

      o     Value stocks temporarily fall out of favor with investors.

      o The Fund's assets remain undervalued or do not have the potential value originally expected.

      o Companies in which the Fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the Fund to be less liquid, will reduce the Fund's net asset value.

      o The Adviser's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the Fund's portfolio prove to be wrong or the special situation that the Adviser anticipated does not occur.

SPECIAL RISKS

      Because the Fund invests primarily in small capitalization stocks, your investment will be subject to higher risks generally associated with smaller companies. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Tudor Fund's Predecessor Fund, the WPG Tudor Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year to year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of Institutional Class shares of the Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1995    1996    1997     1998     1999    2000      2001      2002     2003     2004
------  ------  ------  --------  ------  -------  --------  --------  -------  ------
41.18%  18.82%  11.11%  (22.01)%  63.26%  (5.20)%  (14.78)%  (26.10)%  45.37%   19.35%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 42.13% (quarter ended December 31, 1999)
      Worst Quarter:(29.34)% (quarter ended September 30, 1998)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      0.51%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                    AVERAGE ANNUAL TOTAL RETURNS*
                                                               (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                               -----------------------------------------
                                                               1 YEAR           5 YEARS         10 YEARS
                                                               ------           -------         --------
ROBECO WPG TUDOR FUND
Return Before Taxes(1)                                          19.35%             0.71%            9.41%
Return After Taxes on Distributions(1)                          15.17%            (1.05)%           6.06%
Return After Taxes on Distributions and Sales of Shares(1)      12.51%            (0.35)%           6.24%
----------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction for
   fees, expenses or taxes)(2)                                  22.25%            17.23%           15.17%

* The Predecessor Fund's performance record prior to August 18, 2003 was achieved under the Predecessor Fund's previous growth-related strategy.

(1) The average annual total returns are based on the historical performance of the Predecessor Fund. The average annual total returns of the Institutional Class would have substantially similar annual returns as the Predecessor Fund because the shares are invested in the same portfolio of securities.

(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Institutional Class of the Fund. The table is based on expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                         INSTITUTIONAL CLASS
                                                                         -------------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge imposed on purchases ...........................            None
Maximum deferred sales charge .......................................            None
Maximum sales charge imposed on reinvested dividends ................            None
Redemption Fee (1) ..................................................            2.00%
Exchange Fee ........................................................            None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted
from Fund assets)
Management fees .....................................................            0.90%
Distribution (12b-1) fees ...........................................            None
Other Expenses(2) ...................................................            0.67%
                                                                                 ----
      Total annual Fund operating expenses(3) .......................            1.57%
                                                                                 ====

* Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund's average daily net assets attributable to Institutional Shares but does not expect to incur shareholder servicing fees of more than 0.02% during the current fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse Fund expenses in order to limit Total annual Fund operating expenses to 1.70% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period.The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR        3 YEARS       5 YEARS        10 YEARS
                            ------        -------       -------        --------
   INSTITUTIONAL CLASS       $ 160         $ 496         $ 855          $ 1,867

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions.The information for the period January 1, 2005 through August 31, 2005 has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                             TUDOR FUND
                                      --------------------------------------------------------------------------------------------
                                        FOR THE PERIOD     FOR THE YEAR   FOR THE YEAR  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        JANUARY 1, 2005        ENDED          ENDED         ENDED          ENDED          ENDED
                                             TO              DECEMBER       DECEMBER      DECEMBER       DECEMBER       DECEMBER
                                      AUGUST 31, 2005(a)     31, 2004       31, 2003      31, 2002       31, 2001       31, 2000
                                      --------------------------------------------------------------------------------------------
                                                                         INSTITUTIONAL CLASS
                                      --------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of
   period ............................  $   17.55           $  16.34        $  11.24    $    15.21      $  18.41       $  22.91
                                        ---------           --------        --------    ----------      --------       --------
Net investment income/(loss) .........  $   (0.04)          $   0.00        $   0.00    $     0.00      $   0.00       $   0.00
Net realized and unrealized
   gain/(loss) on investments ........  $   (0.09)          $   3.11        $   5.10    $    (3.97)     $  (2.73)      $  (1.50)
                                        ---------           --------        --------    ----------      --------       --------
Net increase/(decrease) in net
   assets resulting from
   operations ........................  $   (0.13)          $   3.11        $   5.10    $    (3.97)     $  (2.73)      $  (1.50)
                                        ---------           --------        --------    ----------      --------       --------
Dividends to shareholders from:
   Net investment income .............  $    0.00           $   0.00        $   0.00    $     0.00      $   0.00       $   0.00
   Net realized capital gains ........         --           $  (1.90)       $   0.00    $     0.00      $  (0.47)      $  (3.00)
                                        ---------           --------        --------    ----------      --------       --------
Total dividends and distributions to
   shareholders ......................         --           $  (1.90)       $   0.00    $     0.00      $  (0.47)      $  (3.00)
                                        ---------           --------        --------    ----------      --------       --------
Net asset value, end of period .......  $   17.42           $  17.55        $  16.34    $    11.24      $  15.21       $  18.41
                                        =========           ========        ========    ==========      ========       ========
Total investment return ..............      (0.74%)(b)         19.35%          45.37%       (26.10)%      (14.78)%        (5.20)%
                                        =========           ========        ========    ==========      ========       ========
Ratios/Supplemental Data
   Net assets, end of period
     (000's omitted) .................  $  52,368           $ 57,787        $ 58,282    $   47,705      $ 71,324       $ 94,418
   Ratio of expenses to average
     net assets ......................       1.57%(c)           1.55%           1.68%         1.54%         1.38%          1.28%
   Ratio of expenses to average
     net assets without waivers
     and reimbursements
     (including dividend
     expenses) .......................       1.57%(c)(d)        1.55%           1.68%         1.54%         1.38%          1.28%
   Ratio of net investment
     income/(loss) to average
     net assets ......................      (0.35)%(c)         (0.55)%          0.83%        (0.81)%        0.11%         (0.22)%
   Portfolio turnover rate ...........     135.85%(c)          159.2%          228.3%        105.6%        128.1%          84.0%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not Annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not significantly differ.

MORE ABOUT THE WPG FUNDS' INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

      This section provides some additional information about the WPG Funds' investments and certain portfolio management techniques that the WPG Funds may use. More information about the WPG Funds' investments and portfolio management techniques, some of which entail risks, is included in the SAI.

MORE ABOUT THE WPG FUNDS' PRINCIPAL INVESTMENTS AND RISKS

      DERIVATIVE CONTRACTS. Each Fund may, but need not, use derivative contracts for any of the following purposes:

      o To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought

      o As a substitute for buying or selling currencies or securities

      o To seek to enhance the Fund's return in non-hedging situations

      Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. Only the Tudor Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

      EQUITY INVESTMENTS. The Large Cap Growth Fund and Tudor Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

      FIXED INCOME INVESTMENTS. The Core Bond Fund may invest in all types of fixed income securities. The Large Cap Growth Fund and Tudor Fund may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

      The credit quality of securities held in a Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

      FOREIGN SECURITIES. All of the Funds may invest in U.S. dollar-denominated or traded securities of foreign issuers. In addition, the Tudor Fund may invest in securities traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

      Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

      The Core Bond Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's prepayment assumptions are incorrect, a Fund may have performed better had the Fund not entered into the mortgage dollar roll.

      OTHER INVESTMENT COMPANIES. Each of the WPG Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

      PORTFOLIO TURNOVER. The WPG Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

      SECURITIES LENDING. The WPG Funds may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33(1)/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

      TEMPORARY INVESTMENTS. Each of the WPG Funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

      Boston Partners Asset Management, L.L.C. (formerly Boston Partners Asset Management, L.P.), located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, provides investment advisory services to the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund and Robeco Boston Partners Long/Short Equity Fund. Weiss, Peck and Greer Investments located at 909 Third Avenue, 31st Floor, New York, New York 10022, provides investment advisory services to the WPG Funds. Boston Partners and WPG are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations.

      Each Adviser provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts. As of November 1, 2005, Robeco, through its investment management subsidiaries, had approximately $25.5 billion in assets under management.

      Subject to the general supervision of the Company's Board of Directors, each Adviser manages the relevant Funds' portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds' investment objectives and policies.

      A discussion regarding the basis for the Company's Board of Directors approving each Fund's investment advisory agreement with the respective Adviser is available in the Funds' annual report to shareholders dated August 31, 2005.

PORTFOLIO MANAGERS

      The investment results for the different strategies at each Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies at a particular Adviser. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the particular Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

      Mark E. Donovan and David J. Pyle are the primary portfolio managers for the Fund and are both senior portfolio managers of Boston Partners. Mr. Donovan is Chairperson of Boston Partners' Equity Strategy Committee which oversees the investment activities of Boston Partners' $4.5 billion in large cap value institutional equity assets. Prior to joining Boston Partners in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst ("CFA") and has over 22 years of investment experience. Mr. Pyle is an equity portfolio manager for Robeco Boston Partners' Large Cap Value portfolio, and prior to that position, he was a research analyst and specialized in the utilities, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors of the equity market. Prior to joining Boston Partners in January 2000, Mr. Pyle was employed by State Street Research as an Equity Analyst and Associated Portfolio Manager working for the Value Group. For the fiscal year ended August 31, 2005, the Fund paid 0.40% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

      Steven L. Pollack and Joseph F. Feeney, Jr. are the primary portfolio managers for the Fund and are both senior portfolio managers of Boston Partners. Mr. Pollack is a member of the Boston Partners' Equity Strategy Committee. He oversees the investment activities of Boston Partners' $484 million Mid Cap product. Prior to joining Boston Partners, Mr. Pollack was employed by Hughes Investment Management Co. where he was a portfolio manager responsible for managing a portion of the pension plan and overseeing outside investment managers. Mr. Pollack has over 19 years of investment experience and is a CFA. Mr. Feeney is a member of the Equity Investment Team and the Director of Research with Boston Partners. He has oversight of Boston Partners' Fundamental and Quantitative Research Groups and serves as a member of the Equity Strategy Committee. Prior to joining Boston Partners, Mr. Feeney worked for Putnam Investments and Bank of Boston. Mr. Feeney has a total of eighteen years of investment experience. For the fiscal year ended August 31, 2005, the Fund paid 0.49% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

      David M. Dabora is the primary portfolio manager for the Fund and George Gumpert and Christopher K. Hart are the secondary managers. Mr. Dabora is a senior portfolio manager of Boston Partners. Mr. Dabora oversees the investment activites of Boston Partners' $1 billion Small Capitalization and $802 million Small Capitalization II products. Prior to taking on day to day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Boston Partners, an all-cap value institutional product. Before joining Boston Partners in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 16 years of investment experience and is a CFA. Mr. Gumpert is an Assistant Portfolio Manager for Boston Partners' Small Cap Value Products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. Prior to joining Boston Partners, Mr. Gumpert was a commodities analyst at AIG International Asset Management. Mr. Gumpert holds a B.A. degree in Economics from Amherst College. he is a member of the CFA Institute and the Security Analysts Society of San Francisco. Mr. Hart is an Assistant Portfolio Manager for Boston Partners' Small Cap Value Products. Previously, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITS sectors of the equity market. Prior to joining Boston Partners, Mr. Hart was a research analyst with Fidelity Investments. Mr. Hart holds a B.S. degree in Finance, with a concentration in Corporate Finance from Clemson University. He is a member of the CFA Institute and the Boston Security Analysts Society. For the fiscal year ended August 31, 2005, the Fund paid 1.24% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

      Harry Rosenbluth and Duilio Ramallo are the primary portfolio managers for the Fund. Mr. Rosenbluth is a senior portfolio manager of Boston Partners. Mr. Rosenbluth is also a member of the Boston Partners' Equity Strategy Committee and oversees the investment activities of the Boston Partners' $2.4 billion premium equity product, an all-cap institutional product. Prior to joining Boston Partners, Mr. Rosenbluth spent 14 years with The Boston Company Asset Management, Inc. as Senior Vice President and a portfolio manager. Mr. Rosenbluth was also a member of the Equity Policy Group of The Boston Company Asset Management, Inc. Before that, Mr. Rosenbluth was a consultant for Arthur Andersen & Co. Mr. Rosenbluth has a total of 22 years of investment experience and is a CFA. Mr. Ramallo is an equity portfolio manager for Boston Partners' Premium Equity product, and prior to this position, he was the assistant portfolio manager for the Small Cap Value products. Prior to his portfolio management roles, Mr. Ramallo was a research analyst for Boston Partners. Prior to joining Boston Partners in December 1995, Mr. Ramallo spent three years with Deloitte & Touche LLP. For the fiscal year ended August 31, 2005, the Fund paid 0.00% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

      Robert T. Jones is the primary portfolio manager for the Fund and Harry Rosenbluth is the secondary portfolio manager. Mr. Jones is a senior portfolio manager employed by Boston Partners and is a member of the Adviser's Equity Strategy Committee. Mr. Jones also oversees the investment activities of Boston Partners' long/short strategy products which, in addition to the Fund, includes two similar limited partnership private investment funds, two separately managed accounts and an offshore fund of Boston Partners. Prior to taking on day to day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Boston Partners' Director of Research. Before joining Boston Partners in April 1995, Mr. Jones spent seven years with The Boston Company Asset Management, Inc., most recently as Vice President and Equity Portfolio Manager managing institutional separate accounts. Mr. Jones has over sixteen years of investment experience and is a CFA. See "ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND" for information about Mr. Rosenbluth. For the fiscal year ended August 31, 2005, the Fund paid 2.08% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO WPG CORE BOND FUND

      Daniel S. Vandivort and Sid Bakst are the primary portfolio managers for the Fund. Since 1995, Mr. Vandivort has served as the senior managing director of WPG. He is the senior macro economic policymaker for the fixed income group for WPG. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The "yield curve" is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Vandivort currently serves as President of WPG. Since 1998, Mr. Bakst has served as the managing director of WPG. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector. For the fiscal year ended August 31, 2005, the Fund paid 0.09% (expressed as a percentage of average net assets) to its Adviser for its services. During the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.17% (expressed as a percentage of average net assets) to the Adviser.

ROBECO WPG LARGE CAP GROWTH FUND

      Easton Ragsdale and Peter Albanese serve as co-portfolio managers of the Fund. Since 2003, Mr. Ragsdale has served as managing director of WPG. Prior thereto, Mr. Ragsdale was the managing director and associate head of equity at State Street Research & Management Co. Since 2003, Mr. Albanese has served as principal of WPG. Prior thereto, Mr. Albanese served as senior vice president of US Trust Co. of New York. All responsibilities are shared. Each of the co-managers have specific sectors for which they are responsible. As co-portfolio managers, they seek to reach a consensus whenever prac-tical. This is the situation the vast majority of the time. However, as Head of Quantitative Equities, if there is a disagreement, Mr. Ragsdale's decision is final. For the fiscal period ended August 31, 2005, the Fund paid 0.05% (expressed as a percentage of average net assets) to its Adviser for its services. For the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.65% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO WPG TUDOR FUND

      Richard Shuster and Gregory Weiss serve as co-portfolio managers. Mr. Shuster is the senior portfolio manager. He has served as managing director of WPG since 1999 as well as head of the Adviser's Small Cap Value Team. Prior thereto, Mr. Shuster served as managing director with APM Partners. LP. Mr. Weiss has served as managing director, portfolio manager and research analyst of WPG since 1999. Prior thereto, Mr.Weiss was an equity analyst at Bear Stearns & Co. Although the managers have different sectors for which they are responsible for selecting individual securities, Mr. Shuster has ultimate veto power and is responsible for cash weighting, sector allocations, and capitalization weightings. For the fiscal period ended August 31, 2005, the Fund paid 0.60% (expressed as a percentage of average net assets) to its Adviser for its services. For the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.90% (expressed as a percentage of average net assets) to its Adviser for its services.

MARKETING ARRANGEMENT

      On July 20, 2005, Robeco USA, Inc., parent company of WPG, entered into an agreement with Harbor Capital Advisors, Inc., an affiliate of WPG ("Harbor"), to market all shares of the Core Bond Fund, including the Investor Class Shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA. For these services, Robeco USA will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco USA on a montly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco USA to Harbor quarterly in arrears.

OTHER SERVICE PROVIDERS

      The following chart shows the Funds' service providers and includes their addresses and principal activities.

                                                   ===============================
                                                             SHAREHOLDERS
                                                   ===============================
                                      ____________________________|_______________________________
                                     |                                                            |
                    =======================================                   ==========================================
Distribution and
Shareholder                                                                               TRANSFER AGENT AND
Services                     PRINCIPAL DISTRIBUTOR                                    DIVIDEND DISBURSING AGENT

                            PFPC DISTRIBUTORS, INC.                                           PFPC INC.
                                 760 MOORE ROAD                                         301 BELLEVUE PARKWAY*
                           KING OF PRUSSIA, PA 19406                                     WILMINGTON, DE 19809

                                                                                    Handles shareholder services,
                        Distributes shares and provides                        including recordkeeping and statements,
                           administrative services to                               distribution of dividends and
                           beneficial shareholders of                                processing of buy, sell and
                                   each Fund.                                             exchange requests.

                                                                              *DO NOT USE THIS ADDRESS FOR PURCHASES AND
                    =======================================                   REDEMPTIONS. PLEASE SEE "PURCHASE OF FUND
                                                                              SHARES" AND "REDEMPTION OF FUND SHARES"
Asset               =======================================                      SECTIONS FOR FURTHER INSTRUCTIONS.
Management
                                                                              ==========================================
                              INVESTMENT ADVISERS
                                                                              ==========================================
                             BOSTON PARTNERS ASSET
                               MANAGEMENT, L.L.C.                                             CUSTODIAN
                          28 STATE STREET, 21ST FLOOR                                     PFPC TRUST COMPANY
                                BOSTON, MA 02109                                        8800 TINICUM BOULEVARD
                                                                                              SUITE 200
                          Manages each Boston Partners                                  PHILADELPHIA, PA 19153
                         Fund's investment activities.
                                                                                  Holds each Fund's assets, settles
                       WEISS, PECK AND GREER INVESTMENTS                          all portfolio trades and collects
                          909 THIRD AVENUE, 31ST FLOOR                           most of the valuation data required
                               NEWYORK, NY 10022                                   for calculating each Fund's net
                                                                                             asset value.
                             Manage each WPG Fund's
                             investment activities.                           ==========================================

                    =======================================

Fund                =======================================
Operations
                            ADMINISTRATOR AND FUND
                               ACCOUNTING AGENT

                                   PFPC INC.
                              301 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                       Provides facilities, equipment and
                     personnel to carry out administrative
                       services related to each Fund and
                    calculates each Fund's net asset value,
                          dividends and distributions.

                    =======================================
                                                                  |
                                                  =================================
                                                         BOARD OF DIRECTORS
                                                  Supervises the Funds' activities.
                                                  =================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Institutional Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

             Value of Assets Attributable to the Institutional Class
     NAV = - Value of Liabilities Attributable to the Institutional Class
             ------------------------------------------------------------
             Number of Outstanding Shares of the Institutional Class

      Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

      The Funds' equity securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If the Funds hold foreign equity securities, the calculation of the Funds' NAV will not occur at the same time as the determination of the value of the foreign equity securities in the Funds' portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unrealiable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Small Cap Value Fund II and the Long/Short Equity Fund charge a redemption fee of 1% and 2%, respectively on shares redeemed that have been held for less than one year. The WPG Funds charge a redemption fee of 2% on shares redeemed within 60 days of purchase. In addition, the Funds limit the number of exchanges to six (6) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information -- Redemption of Fund Shares" and "Shareholder Information -- Exchange Privilege."

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

SHAREHOLDER SERVICE FEES

      The Board of Directors of the Company has adopted a Shareholder Services Plan (the "Plan") for the Fund's Institutional Class shares authorizing the Fund to pay securities dealers, plan administrators or other service organizations ("Service Organizations") who agree to provide certain shareholder and administrative services to plans or plan participants holding Institutional Class shares of the Fund a service fee at an annual rate of up to 0.10% of the average daily net asset value of Institutional Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds. Please find more information on Service Organizations under the section entitled "Purchase of Fund Shares - PURCHASES THROUGH INTERMEDIARIES" in this Prospectus.

PURCHASE OF FUND SHARES

      Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor").

      PURCHASES THROUGH INTERMEDIARIES. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the "Transfer Agent") will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

      The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

      For administration, subaccounting, transfer agency and/or other services, each Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual net asset value of accounts with the Company maintained by such Service Organization or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

      GENERAL. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment and the minimum additional investment in the Funds is as follows:

                                           INITIAL INVESTMENT          ADDITIONAL INVESTMENT
----------------------------------------------------------------------------------------------
   Boston Partners Funds                        $100,000                      $5,000
----------------------------------------------------------------------------------------------
   All WPG Funds except Core Bond Fund          $100,000*                     $100
----------------------------------------------------------------------------------------------
   Core Bond Fund                               $50,000                       $5,000
----------------------------------------------------------------------------------------------

* Shareholders of the Large Cap Growth and Tudor Funds prior to April 29, 2005 will not be subject to the minimum initial investment requirement disclosed in the above table with respect to accounts held in such shareholders' record names prior to such date. The minimum initial investment requirement for such shareholders will be $2,500.

      The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and Robeco Investment Management ("Robeco Investment") and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and Robeco Investment and its subsidiaries without being subject to the minimum investment limitations. Boston Partners, WPG, Robeco USA and Robeco-Sage Capital Management, LLC are wholly-owned subsidiaries of Robeco Investment.

      INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000 minimum, except Core Bond Fund $50,000) payable to the Fund. Third party checks will not be accepted.

      REGULAR MAIL:                             OVERNIGHT MAIL:

      ROBECO [NAME OF FUND]                     ROBECO [NAME OF FUND]
      c/o PFPC Inc.                             c/o PFPC Inc.
      P.O. Box 9816                             101 Sabin Street
      Providence, RI 02940                      Pawtucket, RI 02860-1427

      The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account # 86-1108-2507
      F/B/O ROBECO [NAME OF FUND]
      Ref. (Account Number)
      Shareholder or Account Name

      Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time (minimum additional investment $5,000; Large Cap Growth and Tudor Funds $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

      AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan (Boston Partners Funds $5,000 minimum/ WPG Funds $50). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

      RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company and Mellon N.A. act as custodian for the Boston Partners Funds and for the WPG
Funds, respectively. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073.To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board approval, each Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, each Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

      a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

      b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund,

      c. employees of the Adviser and their spouses, parents and children, and

      d.    directors of the Company.

      Other persons who are shareholders of other Robeco Boston Partners Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Funds' shares will be made in full and fractional shares of the Fund calculated to three decimal places.

      The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors, subject to the limitations discussed above. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

      Normally, your investment firm will send your request to redeem shares to the Fund's transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

      You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

      You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company and Mellon N.A. acts as custodians for the Boston Partners Funds and for the WPG Funds, respectively). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 1% or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the WPG Funds redeems Shares held for less than 60 days, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be shares first redeemed.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to ROBECO [name of Fund], c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

      a.    Name of the Fund;

      b.    Account number;

      c. Your share certificates, if any, properly endorsed or with proper powers of attorney;

      d. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

      e. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

      f.    other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemptions.

      Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II, ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND AND THE WPG FUNDS

      The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco WPG Funds require the payment of a transaction fee on redemption of Shares held for less than 60 days equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it.These costs include: (i) brokerage costs; (ii) market impact costs -- i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II and Robeco Boston Partners Long/Short Equity Fund. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

      Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. The short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

      SYSTEMATIC WITHDRAWAL PLAN -- WPG FUNDS ONLY. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds' transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

      INVOLUNTARY REDEMPTION. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and the WPG Funds will not be charged when Shares are involuntarily redeemed.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.

EXCHANGE PRIVILEGE

      The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Class Shares of any Robeco Investment Fund for Institutional Shares of another Robeco Investment Fund, up to six (6) times per year. Such exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco
Boston Partners Long/Short Equity Fund. An exchange of Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Tudor Fund held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 2.00% with respect to the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Tudor Fund. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).

      If the exchanging shareholder does not currently own Institutional Class Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See

"Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

      If an exchange is to a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

      The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

DIVIDENDS AND DISTRIBUTIONS

      Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

      The Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. The Robeco Boston Partners Funds, Robeco WPG Large Cap Growth Fund and Robeco WPG Tudor Fund will declare and pay dividends from net investment income annually. Ordinary income for the Large Cap Growth Fund and the Tudor Fund, in certain circumstances, may be "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate as described below. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco's website at WWW.ROBECOINVEST.COM or a free copy may be obtained by calling (888) 261-4073.

      The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund shares, are subject to U.S. federal income tax.

TAXES

      The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      FEDERAL TAXES. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

      Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

      Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations. In addition, the Core Bond Fund does not expect to pay dividends eligible for this treatment because it will generally invest in debt instruments and not in shares of stock on which dividend income will be received.

      Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

      A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

      If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

      SALES AND EXCHANGES. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

      Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      BACKUP WITHHOLDING. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

      U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Fund from U.S. sources are also generally not subject to withholding tax.

      STATE AND LOCAL TAXES. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

      SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

      Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      More information about taxes is contained in the SAI.

MULTI-CLASS STRUCTURE

      Each Fund, except the Robeco WPG Large Cap Growth and Tudor Funds, also offers Investor Class Shares, which are offered directly to individual investors in a separate prospectus. In addition, the Robeco WPG Core Bond Fund offers Retirement Class Shares to defined contribution plans in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares of a Fund can be expected to differ from the total return on Investor Class Shares of the same Fund. Information concerning other class shares of the Funds can be requested by calling the Funds at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      (This Page Intentionally Left Blank.)

ROBECO INVESTMENT FUNDS
OF
THE RBB FUND, INC.
(888) 261-4073
http://www.robecoinvest.com

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the ROBECO INVESTMENT FUNDS is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the ROBECO INVESTMENT FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is not available on the Advisers' website because a copy may be obtained by calling (888) 261-4073.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

PURCHASES AND REDEMPTIONS

Call (888) 261-4073.

WRITTEN CORRESPONDENCE

      Street Address:              ROBECO INVESTMENT FUNDS,
                                   c/o PFPC Inc.,
                                   101 Sabin Street,
                                   Pawtucket,
                                   RI 02860-1427

      P.O. Box Address:            ROBECO INVESTMENT FUNDS,
                                   c/o PFPC Inc.,
                                   P.O. Box 9816,
                                   Providence,
                                   RI 02940

SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section,Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                [LOGO OF ROBECO]

                                     ROBECO

                             -----------------------
                                 INVESTOR CLASS
                             ROBECO INVESTMENT FUNDS
                             -----------------------

                              OF THE RBB FUND, INC.

                             -----------------------
                                   PROSPECTUS
                                DECEMBER 31, 2005
                             -----------------------

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                   ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

                    ROBECO BOSTON PARTNERS MID CAP VALUE FUND

                 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

                    ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

                  ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

                            ROBECO WPG CORE BOND FUND

                                [LOGO OF ROBECO]

                                     ROBECO

TABLE OF CONTENTS
--------------------------------------------------------------------------------

===================================
                                      INTRODUCTION ..................................................................          3


A LOOK AT THE GOALS, STRATEGIES,      DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS
RISKS, EXPENSES AND FINANCIAL            Robeco Boston Partners Large Cap Value Fund ................................          4
HISTORY OF EACH OF THE                   Robeco Boston Partners Mid Cap Value Fund ..................................          9
ROBECO INVESTMENT FUNDS.                 Robeco Boston Partners Small Cap Value Fund II .............................         14
                                         Robeco Boston Partners All-Cap Value Fund ..................................         19
                                         Robeco Boston Partners Long/Short Equity Fund ..............................         24
                                         Robeco WPG Core Bond Fund ..................................................         30
                                         More About the Core Bond Fund's Investments and Risks ......................         36
                                         Disclosure of Portfolio Holdings ...........................................         37

DETAILS ABOUT THE ROBECO INVESTMENT   MANAGEMENT OF THE FUNDS
FUNDS' SERVICE PROVIDERS.                Investment Advisers ........................................................         38
                                         Portfolio Managers .........................................................         38
                                         Other Service Providers ....................................................         40

POLICIES AND INSTRUCTIONS FOR         SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                 Pricing of Fund Shares .....................................................         41
CLOSING AN ACCOUNT IN ANY OF             Market Timing ..............................................................         41
THE ROBECO INVESTMENT FUNDS.             Purchase of Fund Shares ....................................................         41
                                         Redemption of Fund Shares ..................................................         44
===================================      Exchange Privilege .........................................................         47
                                         Dividends and Distributions ................................................         47
                                         Taxes ......................................................................         47
                                         Multi-Class Structure ......................................................         49

                                      FOR MORE INFORMATION .......................................................... Back Cover

INTRODUCTION
--------------------------------------------------------------------------------

      This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Investor Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").

      The six mutual funds of the Company offered by this prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund (collectively, the "Boston Partners Funds") and Robeco WPG Core Bond Fund (the "Core Bond Fund") (each a "Fund" and collectively, the "Funds"). Boston Partners Asset Management, L.L.C. ("Boston Partners") provides investment advisory services to the Boston Partners Funds and Weiss, Peck and Greer Investments ("WPG") provides investment advisory services to the Core Bond Fund. Boston Partners and WPG are referred to in this Prospectus individually as an "Adviser" and collectively as the "Advisers."

      This Prospectus has been organized so that each Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to all the Funds offered by this Prospectus.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund. Please read "Other Purchase Information" beginning on page 44 for more information.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31:

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

         1997    1998   1999    2000   2001    2002     2003    2004
        -----   -----   ----   -----   ----   ------   -----   -----
        28.34%  (0.77)% 3.86%  19.04%  3.79%  (19.86)% 25.57%  15.71%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 15.30% (quarter ended June 30, 1997)
      Worst Quarter:(18.14)% (quarter ended September 30, 2000)
      Year-to-date total return for the nine months ended September 30, 2005:
      8.32%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                             FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                             ---------------------------------------
                                                                             1 YEAR   5 YEARS    SINCE INCEPTION(1)
                                                                             ------   -------   --------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
Return Before Taxes                                                           15.71%   7.54%            8.42%
Return After Taxes on Distributions                                           15.48%   6.22%            7.01%
Return After Taxes on Distributions and Sale of Fund Shares                   10.21%   5.72%            6.48%
--------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(2)       10.88%  (2.30)%           7.38%
Russell 1000(R) Value Index (reflects no deduction for fees,
   expenses or taxes)(3)                                                      16.49%   5.27%            9.73%

(1)   Commenced operations on January 16, 1997.

(2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index. Currently, the market capitalization range of the companies in the S&P 500(R) Index is $4 billion or more. Please note that this range is as of a particular point in time and is subject to change.

(3) The Russell 1000(R) Value Index is not the primary benchmark of the Fund. Results of the index's performance are presented for general comparative purposes. The Russell 1000(R) Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000(R) Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 1000(R) Value Index is $594 million to $379 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000(R) Value Index contains stocks from the Russell 3000(R) with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                                             INVESTOR CLASS
                                                                                             --------------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)
Management fees ..........................................................................       0.75%
Distribution (12b-1) fees ................................................................       0.25%
Other Expenses(1) ........................................................................       0.61%
                                                                                                -----
   Total annual Fund operating expenses ..................................................       1.61%
Fee waivers(2) ...........................................................................      (0.36)%
                                                                                                -----
Net expenses .............................................................................       1.25%
                                                                                                =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.25%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                 ------   --------   --------   ---------
      INVESTOR CLASS              $127      $473       $842      $1,881

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                     LARGE CAP VALUE FUND
                                                              ------------------------------------------------------------------
                                                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                              AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                                 2005          2004          2003          2002          2001
                                                              ------------------------------------------------------------------
                                                                                        INVESTOR CLASS
                                                              ------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ......................   $    12.86    $    11.01    $    10.50    $    13.73    $    13.02
                                                              ----------    ----------    ----------    ----------    ----------
Net investment income .....................................         0.08**        0.05**        0.07**        0.04**        0.09**
Net realized and unrealized gain/(loss)
   on investments .........................................         2.36**        1.88**        0.57**       (1.56)**       1.13**
                                                              ----------    ----------    ----------    ----------    ----------

Net increase/(decrease) in net assets resulting
   from operations ........................................         2.44          1.93          0.64         (1.52)         1.22
                                                              ----------    ----------    ----------    ----------    ----------
Dividends to shareholders from:
Net investment income .....................................        (0.08)        (0.08)        (0.04)        (0.10)        (0.12)
Net realized capital gains ................................           --            --         (0.09)        (1.61)        (0.39)
                                                              ----------    ----------    ----------    ----------    ----------
Total dividends and distributions to shareholders .........        (0.08)        (0.08)        (0.13)        (1.71)        (0.51)
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, end of period ............................   $    15.22    $    12.86    $    11.01    $    10.50    $    13.73
                                                              ==========    ==========    ==========    ==========    ==========
   Total investment return(1) .............................        19.04%        17.53%         6.22%       (12.87)%        9.45%
                                                              ==========    ==========    ==========    ==========    ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ..............   $   12,827    $    8,112    $    5,116    $    7,893    $    3,746
   Ratio of expenses to average net assets ................         1.25%         1.25%         1.25%         1.25%         1.22%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements ..................         1.61%         1.47%         1.66%         1.61%         1.53%
   Ratio of net investment income to average
      net assets ..........................................         0.53%         0.43%         0.66%         0.37%         0.67%
   Portfolio turnover rate ................................        76.91%        47.21%        81.13%        88.65%       105.71%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of between $200 million and $6 billion and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o Securities of companies with mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

          1998     1999     2000    2001     2002      2003     2004
         -----    -----    -----    ----    ------    -----    -----
         (2.20)%  (4.54)%  14.51%   8.37%   (14.74)%  36.37%   20.51%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 18.74% (quarter ended June 30, 2003)
      Worst Quarter:(20.89)% (quarter ended September 30, 1998)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      6.63%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                             FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                             ---------------------------------------
                                                                             1 YEAR   5 YEARS    SINCE INCEPTION(1)
                                                                             ------   -------   --------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
Returns Before Taxes                                                          20.51%    11.70%          8.68%
Returns After Taxes on Distributions                                          16.28%     9.51%          7.09%
Returns After Taxes on Distributions and Sale of Fund Shares                  15.58%     8.94%          6.67%
--------------------------------------------------------------------------------------------------------------------
Russell 2500(R) Index (reflects no deduction for fees, expenses
   or taxes)(2)                                                               18.29%     8.35%         10.72%
Russell 2500(R) Value Index (reflects no deduction for fees, expenses
   or taxes)(3)                                                               21.58%    16.05%         13.06%

(1)   Commenced operations on June 2, 1997.

(2) The Russell 2500(R) Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. Currently, the market capitalization range of the companies in the Russell 2500(R) Index is $31 million to $11 billion. Please note that this range is as of a particular point in time and is subject to change.

(3) The Russell 2500(R) Value Index contains stocks from the Russell 2500(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2500(R) Value Index is $57 million to $11 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                                                             INVESTOR CLASS
                                                                                                             --------------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ..........................................................................................        0.80%
Distribution (12b-1) fees ................................................................................        0.25%
Other expenses(1) ........................................................................................        0.51%
                                                                                                                 -----
   Total annual Fund operating expenses ..................................................................        1.56%
Fee waivers(2) ...........................................................................................       (0.31)%
                                                                                                                 -----
Net expenses .............................................................................................        1.25%
                                                                                                                 =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.25%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                   ------   --------   --------   ---------
      INVESTOR CLASS                $127      $462       $821       $1,830

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                      MID CAP VALUE FUND
                                                            ----------------------------------------------------------------------
                                                              FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                            AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                               2005           2004           2003           2002           2001
                                                            ----------------------------------------------------------------------
                                                                                        INVESTOR CLASS
                                                            ----------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ....................   $    13.02     $    11.43     $     9.58     $    12.43     $    11.55
                                                            ----------     ----------     ----------     ----------     ----------
Net investment income/(loss) ............................           --(2)       (0.02)**        0.02**        (0.02)**        0.01**
Net realized and unrealized gain/(loss)
   on investments .......................................         3.13           1.65**         1.83**        (0.94)**        0.91**
                                                            ----------     ----------     ----------     ----------     ----------
Net increase/(decrease) in net assets resulting
   from operations ......................................         3.13           1.63           1.85          (0.96)          0.92
                                                            ----------     ----------     ----------     ----------     ----------
Dividends to shareholders from:
Net investment income ...................................           --          (0.04)            --          (0.03)         (0.04)
Net realized capital gains ..............................        (2.35)            --             --          (1.86)            --
                                                            ----------     ----------     ----------     ----------     ----------
Total dividends and distributions to shareholders .......        (2.35)         (0.04)            --          (1.89)         (0.04)
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ..........................   $    13.80     $    13.02     $    11.43     $     9.58     $    12.43
                                                            ==========     ==========     ==========     ==========     ==========
   Total investment return (1) ..........................        25.47%         14.08%         19.31%         (9.26)%         7.96%
                                                            ==========     ==========     ==========     ==========     ==========
Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ............   $    4,462     $    2,819     $    3,159     $    6,232     $    1,787
   Ratio of expenses to average net assets ..............         1.25%          1.25%          1.25%          1.25%          1.22%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements ................         1.56%          1.51%          1.65%          1.57%          1.40%
   Ratio of net investment income to average
      net assets ........................................        (0.22)%        (0.18)%         0.21%         (0.18)%         0.07%
   Portfolio turnover rate ..............................        74.08%         67.40%         77.87%         99.23%        234.52%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Amount is less than $.01 per share.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with market capitalizations that do not exceed $1.5 billion when purchased by the Fund and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1.5 billion and are more susceptible to changes in the business cycle.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

              1999     2000     2001     2002      2003     2004
              ----    -----    -----    ------    -----    -----
              6.25%   44.41%   47.49%   (15.94)%  52.90%   16.47%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 29.19% (quarter ended June 30, 2003)
      Worst Quarter:(21.19)% (quarter ended September 30, 2002)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      5.06%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

                                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                             FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                             ---------------------------------------
                                                                             1 YEAR   5 YEARS    SINCE INCEPTION(1)
                                                                             ------   -------   --------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
Returns Before Taxes                                                          16.47%   26.10%         16.92%
Returns After Taxes on Distributions                                          13.82%   25.10%         16.21%
Returns After Taxes on Distributions and Sale of Fund Shares                  12.74%   22.91%         14.79%
--------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction for fees, expenses
   or taxes) (2)                                                              22.25%   17.23%         10.85%

(1)   Commenced operations on July 1, 1998.

(2) The Russell 2000(R) Value Index is an unmanaged index that contains stocks from the Russell 2000(R) Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2000(R) Value Index is $52 million to $3 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based upon expenses for the Fund for the most recent fiscal year ended August 31, 2005.

                                                                             INVESTOR CLASS
                                                                             --------------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases ................................         None
Maximum deferred sales charge ............................................         None
Maximum sales charge imposed on reinvested dividends .....................         None
Redemption Fee (1) .......................................................         1.00%
Exchange Fee .............................................................         None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ..........................................................         1.25%
Distribution (12b-1) fees ................................................         0.25%
Other expenses (2) .......................................................         0.29%
                                                                                  -----
   Total annual Fund operating expenses ..................................         1.79%
Fee waivers and expense reimbursements (3) ...............................        (0.01)%
                                                                                  -----
Net expenses .............................................................         1.78%
                                                                                  =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.80%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR   3 YEAR   5 YEAR   10 YEAR
                                    ------   ------   ------   -------
      INVESTOR CLASS                $  182   $  563   $  970   $ 2,105

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                          SMALL CAP VALUE FUND II
                                                                 ------------------------------------------------------------------
                                                                   FOR THE     FOR THE       FOR THE       FOR THE        FOR THE
                                                                  YEAR ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                  AUGUST 31,  AUGUST 31,    AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                                     2005        2004          2003          2002          2001
                                                                 ------------------------------------------------------------------
                                                                                             INVESTOR CLASS
                                                                 ------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ........................    $   22.53    $  20.00     $   15.61     $   17.09     $   11.36
                                                                 ---------    --------     ---------     ---------     ---------
Net investment income/(loss) ................................        (0.17)      (0.18)**      (0.12)**      (0.17)**      (0.09)**
Net realized and unrealized gain/(loss) on
   investments ..............................................         5.01        2.90**        4.49**       (1.21)**       6.04**
                                                                 ---------    --------     ---------     ---------     ---------
Net increase/(decrease) in net assets resulting
   from operations ..........................................         4.84        2.72          4.37         (1.38)         5.95
                                                                 ---------    --------     ---------     ---------     ---------
Dividends to shareholders from:
Net investment income .......................................           --          --            --            --            --
Net realized capital gains ..................................        (3.03)      (0.20)           --(3)      (0.21)       (0.29)
                                                                 ---------    --------     ---------     ---------     ---------
Total dividends and distributions to
   shareholders .............................................        (3.03)      (0.20)           --(3)      (0.21)        (0.29)
                                                                 ---------    --------     ---------     ---------     ---------
Redemption fees .............................................         0.01        0.01**        0.02**        0.11**        0.07**
                                                                 ---------    --------     ---------     ---------     ---------
Net asset value, end of period ..............................    $   24.35    $  22.53     $   20.00     $   15.61     $   17.09
                                                                 =========    ========     =========     =========     =========
   Total investment return(1) (2) ...........................        22.32%      13.69%        28.16%        (7.54)%       54.27%
                                                                 =========    ========     =========     =========     =========

Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ................    $ 274,648    $327,569     $ 279,593     $ 253,838     $ 230,507
   Ratio of expenses to average net assets ..................         1.78%       1.74%         1.80%         1.79%         1.77%
   Ratio of expenses to average net assets
      without waivers and expense reimbursements ............         1.79%       1.74%         2.04%         1.92%         2.13%
   Ratio of net investment income to average net assets .....        (0.64)%     (0.77)%       (0.77)%       (1.00)%       (0.54)%
   Portfolio turnover rate ..................................        37.61%      47.06%        72.72%       119.30%        35.50%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

(3)   Amount is less than $0.01 per share.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

VALUE CHARACTERISTICS: Stocks are generally divided into the categories of "growth" or "value." Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

EARNINGS GROWTH: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

================================================================================

INVESTMENT GOALS

      The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

PRIMARY INVESTMENT STRATEGIES

      The Fund pursues its goals by investing, under normal circumstances, at least 80% of net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund may also invest up to 20% of its total assets in non U.S. dollar denominated securities.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

      The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

      The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o At least 80% of the Fund's net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

      o Securities that can be converted into common stock, such as certain securities and preferred stock are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

      o The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.
                                       20

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                               2003      2004
                              -----     -----
                              36.93%    20.26%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 18.47% (quarter ended June 30, 2003)
      Worst Quarter:(4.36)% (quarter ended March 31, 2003)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      8.61%.

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                               FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                               ---------------------------------------
                                                                  1 YEAR         SINCE INCEPTION(1)
                                                               ------------   ------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
Return Before Taxes                                               20.26%              17.98%
Return After Taxes on Distributions                               19.36%              17.55%
Return After Taxes on Distributions and Sale of Fund Shares       14.06%              15.43%
------------------------------------------------------------------------------------------------------
Russell 3000(R) Value Index (reflects no deduction for fees,
  expenses or taxes)(2)                                           16.94%              12.85%

(1)   Commenced operations on July 1, 2002.

(2) The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indices. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Currently, the market capitalization range of the companies in the Russell 3000(R) Value Index is $52 million to $359 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000(R) Value Index is a registered trademark of the Frank Russell Corporation.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based upon expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                                   INVESTOR CLASS
                                                                                   --------------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ................................................................        1.00%
Distribution (12b-1) fees ......................................................        0.25%
Other expenses(1) ..............................................................        2.79%
                                                                                       -----
   Total annual Fund operating expenses ........................................        4.04%
Fee waivers(2) .................................................................       (2.54)%
                                                                                       -----
Net expenses ...................................................................        1.50%
                                                                                       =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 1.50%.

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR      3 YEARS*    5 YEARS*      10 YEARS*
                           ------      --------    --------      ---------
       INVESTOR CLASS      $  153      $   997     $ 1,858       $  4,082

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                      ALL-CAP VALUE FUND
                                                                    -----------------------------------------------------
                                                                                                              FOR THE
                                                                                                            PERIOD ENDED
                                                                      FOR THE      FOR THE      FOR THE    JULY 31, 2002*
                                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED      THROUGH
                                                                    AUGUST 31,   AUGUST 31,   AUGUST 31,     AUGUST 31,
                                                                       2005         2004         2003           2002
                                                                    -----------------------------------------------------
                                                                                         INVESTOR CLASS
                                                                    -----------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ............................   $    13.26   $    10.80   $     9.44   $        10.00
                                                                    ----------   ----------   ----------   --------------
Net investment income/(loss) ....................................         0.03         0.02         0.04              --
Net realized and unrealized gain/(loss) on investments ..........         2.83         2.48         1.34            (0.56)
                                                                    ----------   ----------   ----------   --------------
Net increase/(decrease) in net assets resulting
  from operations ...............................................         2.86         2.50         1.38            (0.56)
                                                                    ==========   ==========   ==========   ==============
Dividends to shareholders from:
Net investment income ...........................................        (0.03)       (0.04)       (0.02)              --
Net realized capital gains ......................................        (0.60)          --           --               --
                                                                    ----------   ----------   ----------   --------------
Total dividends and distributions to shareholders ...............        (0.93)       (0.04)       (0.02)              --
                                                                    ----------   ----------   ----------   --------------
Net asset value, end of period ..................................   $    15.49   $    13.26   $    10.80   $         9.44
                                                                    ==========   ==========   ==========   ==============
Total investment return(1) ......................................        22.06%       23.13%       14.63%           (5.60)%
                                                                    ==========   ==========   ==========   ==============

Ratios/Supplemental Data
   Net assets, end of period (000's omitted) ....................   $    2,840   $      649   $      106   $           84
   Ratio of expenses to average net assets ......................         1.50%        1.50%        1.50%            1.50%(2)
   Ratio of expenses to average net assets without waivers and
     expense reimbursements .....................................         4.04%        5.84%        9.88%           15.34%(2)
   Ratio of net investment income to average net assets .........         0.20%        0.14%        0.41%           (0.01)%(2)
   Portfolio turnover rate ......................................        28.72%       27.40%       38.36%            6.61%(2)

----------
*     Commencement of operations.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)   Annualized.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
--------------------------------------------------------------------------------

================================================================================

                             IMPORTANT DEFINITIONS

EQUITY SECURITY: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

TOTAL RETURN: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

SHORT SALE: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

SHORT-TERM CASH INSTRUMENTS: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

FEDERAL FUNDS RATE: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

MARKET CAPITALIZATION: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

================================================================================

INVESTMENT GOALS

      The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500(R) Index over a full market cycle.

PRIMARY INVESTMENT STRATEGIES

      The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

      The Fund intends, under normal circumstances, to invest at least 80% of net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

      The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

      To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

      The Fund may participate as a purchaser in initial public offerings of securities ("IPOs"). An IPO is a company's first offering of stock to the public.

      The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

      The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

      In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

      The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

KEY RISKS

      o The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions.

      o     Investors may lose money.

      o Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

      o The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

      o The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

      o International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

      o The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

      o Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

      o Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

      o Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

      o The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

      o If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund's performance.

      o A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      o Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely effect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

      o IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

               1999     2000     2001     2002     2003     2004
             ------    -----    -----    -----    -----    -----
             (12.97)%  59.86%   24.97%   (0.82)%  (2.17)%   7.96%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 18.26% (quarter ended December 31, 2001)
      Worst Quarter:(11.19)% (quarter ended December 31, 1999)
      Year-to-date  total return for the nine months ended  September  30, 2005:
      14.43%.

ROBECO INVESTMENT FUNDS                                         [LOGO OF ROBECO]

   (INVESTOR CLASS)                                                  ROBECO
--------------------------------------------------------------------------------
                               --------------------
                               ACCOUNT APPLICATION
                               --------------------

PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

-------------      (Please check the appropriate box(es))     [ ] Individual          [ ] Joint Tenant          [ ] Other
1
ACCOUNT            -----------------------------------------------------------------------------------------------------------------
REGISTRATION:      NAME                                       DATE OF BIRTH      SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER
-------------
                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF JOINT OWNER                        DATE OF BIRTH           JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #

                   For joint accounts,  the account  registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:     [ ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------
                   UNDER THE                                    UGMA/UTMA (circle one)
                             ----------------------------------
                                            STATE

                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)       CUSTODIAN'S SOCIAL SECURITY NUMBER**           DATE OF BIRTH**

                   -----------------------------------------------------------------------------------------------------------------
                   NAME OF MINOR (ONLY ONE PERMITTED)                  MINOR'S SOCIAL SECURITY NUMBER**              DATE OF BIRTH**

-------------      -----------------------------------------------------------------------------------------------------------------
CORPORATION,       NAME OF CORPORATION, PARTNERSHIP, OR OTHER (NAME OF LEGAL ENTITY)                NAME(S) OF FIDUCIARY/ TRUSTEE(S)
PARTNERSHIP,
TRUST OR           -----------------------------------------------------------------------------------------------------------------
OTHER ENTITY:      TAXPAYER IDENTIFICATION NUMBER
-------------

------------       RESIDENCY ADDRESS**: (you must provide a street address)
2
ADDRESS            -----------------------------------------------------------------------------------------------------------------
INFORMATION:       STREET                                                                                           APARTMENT NUMBER
------------
                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                            STATE                                                    ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                   DAY PHONE NUMBER                                                                             EVENING PHONE NUMBER

                   JOINT OWNER OR MINOR'S RESIDENCY ADDRESS

                   -----------------------------------------------------------------------------------------------------------------
                   STREET                                                                                           APARTMENT NUMBER

                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                            STATE                                                    ZIP CODE

                   **IDENTITY VERIFICATION PROCEDURES NOTICE. The USA PATRIOT ACT requires financial institutions,  including mutual funds, to adopt certain policies and programs to prevent money  laundering  activities,  including  procedures to verify the identity of all investors opening new accounts. When completing the New Account Application,  you will be  required  to supply the Funds with  certain  information  for all persons  owning or  permitted  to act on an account,  that  will  assist  the  Funds  in  verifying  your  identity. This  includes  date of  birth, taxpayer identification  number and street  address.  Until such  verification  is made, the Funds may  temporarily  limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.  As required by law, the Funds may employ various procedures,  such as comparing the information to fraud databases or requesting  additional  information or documentation from you, to ensure that the information supplied by you is correct.

                          ----------------------------
                           NOT PART OF THE PROSPECTUS
                          ----------------------------

                   MAILING ADDRESS: (you may provide a P.O. Box)

                   [ ] CHECK HERE IF YOUR MAILING ADDRESS IS THE SAME AS YOUR RESIDENCY ADDRESS.

                   -----------------------------------------------------------------------------------------------------------------
                   STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                              STATE                                                  ZIP CODE

------------       Minimum initial investment of $2500.00 per fund.  Total amount of investments $_________
3
INVESTMENT         Make check payable to Robeco Investment Funds.
INFORMATION:
------------       Shareholders may not purchase shares of any fund with a check issued by a third party and endorsed over to the fund.

                   Robeco Boston Partners Large Cap Value Fund (71) $______   Robeco Boston Partners Mid Cap Value Fund (74) $______

                   Robeco Boston Partners Small Cap Value Fund II (78) $_____ Robeco Boston Partners All-Cap Value Fund (82) $______

                   Robeco Boston Partners Long/Short Equity Fund (80) $______ Robeco WPG Core Bond Fund $______

------------       DIVIDENDS:   Pay by check [ ]      Reinvest [ ]         CAPITAL GAINS:   Pay by check [ ]     Reinvest [ ]
DISTRIBUTION
OPTIONS:           NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected above, both
------------       dividends and capital gains will be reinvested in additional fund shares.

----------         To select this portion please fill out the information below:
4
SYSTEMATIC         Amount $_____________________________________     Startup Month _____________________________________
WITHDRAWAL
PLAN:              o  A minimum account value of $10,000 in a single account is        Frequency:        [ ] Annually
----------            required to establish a Systematic Withdrawal Plan.                                [ ] Monthly
                                                                                                         [ ] Quarterly
                   o  Payments will be made on or near the 25th of the month.

                   Please check one of the following options: __ Please mail checks to Address of Record (Named in Section 2)

                                                              __ Please electronically credit my Bank of Record (Named in Section 6)

------------       To use this option, you must initial the appropriate line below.
5
TELEPHONE          I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my
EXCHANGE AND       account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current
REDEMPTION:        prospectus.
------------

                   ----------------------       -----------------     Redeem shares, and send the proceeds to the address of record.
                     Individual initial          joint initial

                   ----------------------       -----------------     Exchange shares for shares of Robeco Investment Funds.
                     Individual initial          joint initial

                          ----------------------------
                           NOT PART OF THE PROSPECTUS
                          ----------------------------

----------         The Automatic  Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled
6                  purchases of Fund shares to allow dollar-cost  averaging.  The Fund's Transfer Agent can arrange for an amount of
AUTOMATIC          money selected by you to be deducted from your checking account and used to purchase shares of the Fund.
INVESTMENT
PLAN:              Please debit $________ (minimum $100) from my checking account (named below) on or about the 20th of the month.
----------

                   PLEASE ATTACH AN UNSIGNED, VOIDED CHECK.

                   [ ] Monthly       [ ] Quarterly    [ ] Annually

------------       -----------------------------------------------------------------------------------------------------------------
BANK RECORD:       BANK NAME                                                                              STREET ADDRESS OR P.O. BOX
------------
                   -----------------------------------------------------------------------------------------------------------------
                   CITY                                              STATE                                                  ZIP CODE

                   -----------------------------------------------------------------------------------------------------------------
                   BANK ABA NUMBER                           BANK ACCOUNT OWNER                                  BANK ACCOUNT NUMBER

-----------        -----------------------------------------------------------------------------------------------------------------
7                  The undersigned  warrants that I (we) have full authority and, if a natural person,  I (we) am (are) of legal age
SIGNATURES:        to purchase shares pursuant to this Account  Application,  and I (we) have received a current  prospectus for the
-----------        Fund in which I (we) am (are) investing.

                   Under  the  Interest  and  Dividend  Tax  Compliance  Act of 1983,  the Fund is  required  to have the  following certification:

                   Under penalties of perjury, I certify that:

                   (1)  The number shown on this form is my correct identification number (or I am waiting for a number to be issued to me), and

                   (2)  I am not subject to backup withholding  because (a) I am exempt from backup  withholding,  or (b) I have not been notified by the Internal  Revenue Service that I am subject to 28% backup  withholding as a result of a failure to report all Interest or dividends,  or (c) the IRS has notified me that I am no longer  subject to backup withholding.

                   (3)  I am a U.S. person (including a U.S. resident alien).

                   NOTE:  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE  CURRENTLY  SUBJECT TO
                   BACKUP WITHHOLDING  BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE INTERNAL
                   REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY  PROVISION OF THIS  DOCUMENT  OTHER THAN THE  CERTIFICATION
                   REQUIRED TO AVOID BACKUP WITHHOLDING.
                   -----------------------------------------------------------------------------------------------------------------


                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF APPLICANT                                                                              DATE

                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                                  TITLE (IF APPLICABLE)

                   -----------------------------------------------------------------------------------------------------------------
                   SIGNATURE OF JOINT OWNER                                                                            DATE

                   -----------------------------------------------------------------------------------------------------------------
                   PRINT NAME                                                                                  TITLE (IF APPLICABLE)

                   (If you are signing for a  corporation,  you must  indicate  corporate  office or title.  If you wish  additional signatories on the account, please include a corporate resolution.  If signing as a fiduciary,  you must indicate capacity.)

                   For information on additional  options,  such as IRA  Applications,  rollover  requests for qualified  retirement plans, or for wire instructions, please call us at 1-888-261-4073.

                   MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:         ROBECO INVESTMENT FUNDS
                                                                            C/O PFPC INC.
                                                                            P.O. BOX 9816
                                                                            PROVIDENCE, RI 02940

                   OVERNIGHT MAILING ADDRESS:                               ROBECO INVESTMENT FUNDS
                                                                            C/O PFPC INC.
                                                                            101 SABIN STREET
                                                                            PAWTUCKET, RI 02860

                          ----------------------------
                           NOT PART OF THE PROSPECTUS
                          ----------------------------

                      (This Page Intentionally Left Blank.)

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year, five years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                             FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                            ----------------------------------------
                                                              1 YEAR    5 YEARS   SINCE INCEPTION(1)
                                                            ---------   -------   ------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
Returns Before Taxes                                            7.96%    15.92%          9.35%
Returns After Taxes on Distributions                            7.96%    15.25%          8.73%
Returns After Taxes on Distributions and Sale of Fund Shares    5.18%    13.63%          7.79%
----------------------------------------------------------------------------------------------------
S&P 500(R) Index
   (reflects no deduction for fees, expenses or taxes) (2)     10.88%    (2.30)%         2.16%

(1)   Commenced operations on November 17, 1998.

(2) The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the most recent fiscal year ended August 31, 2005.

                                                                 INVESTOR CLASS
                                                                 --------------
SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge imposed on purchases ....................        None
Maximum deferred sales charge ................................        None
Maximum sales charge imposed on reinvested dividends .........        None
Redemption Fee (1) ...........................................        2.00%
Exchange Fee .................................................        None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ..............................................        2.25%
Distribution (12b-1) fees ....................................        0.25%

Other expenses (2) ...........................................        1.05%
                                                                     -----
   Total annual Fund operating expenses ......................        3.55%
Fee waivers and expense reimbursements (3) ...................       (0.18)%
                                                                     -----
Net expenses .................................................        3.37%
                                                                     =====

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) "Other expenses" include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. "Other expenses" and "Total annual Fund operating expenses" include dividends on securities which the Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund's total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.52% of average net assets for the most recent fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that Total annual Fund operating expenses exceed 2.75% (excluding short sale dividend expenses).

EXAMPLE

      The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                             ------   --------   --------   ---------
            INVESTOR CLASS   $  340   $  1,072   $  1,825   $   3,807

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions).

                                                                                       LONG/SHORT EQUITY FUND
                                                             ---------------------------------------------------------------------
                                                               FOR THE       FOR THE        FOR THE       FOR THE         FOR THE
                                                             YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             AUGUST 31,    AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                                2005          2004           2003           2002           2001
                                                             ---------------------------------------------------------------------
                                                                                          INVESTOR CLASS
                                                             ---------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .....................   $    14.62    $    14.27     $    15.13     $    15.87     $    10.57
                                                             ----------    ----------     ----------     ----------     ----------
Net investment income/(loss) .............................        (0.28)        (0.36)**       (0.31)**        0.04**         0.03**
Net realized and unrealized gain/(loss) on investments ...         3.39          0.69**         0.10**        (0.33)**        5.18**
                                                             ----------    ----------     ----------     ----------     ----------

Net increase/(decrease) in net assets resulting from
   operations ............................................         3.11          0.33          (0.21)         (0.29)          5.21
                                                             ----------    ----------     ----------     ----------     ----------

Dividends to shareholders from:
Net investment income ....................................           --            --             --          (0.01)         (0.11)
Net realized capital gains ...............................           --            --          (0.51)         (0.50)            --
Tax return of capital ....................................           --            --          (0.17)            --             --
                                                             ----------    ----------     ----------     ----------     ----------
Total dividends and distributions to shareholders ........           --            --          (0.68)         (0.51)         (0.11)
                                                             ----------    ----------     ----------     ----------     ----------
Redemption fees ..........................................         0.01          0.02**         0.03**         0.06**         0.20**
                                                             ----------    ----------     ----------     ----------     ----------
Net asset value, end of period ...........................   $    17.74    $    14.62     $    14.27     $    15.13     $    15.87
                                                             ==========    ==========     ==========     ==========     ==========
Total investment return (1) (2) ..........................        21.34%         2.45%         (1.32)%        (1.44)%        51.51%
                                                             ==========    ==========     ==========     ==========     ==========

Ratios/Supplemental Data
   Net assets, end of period (000's omitted) .............   $   24,716    $   14,322     $   15,381     $   49,284     $   11,244
   Ratio of expenses to average net assets (including
      dividend expense) ..................................         3.37%         3.27%          3.32%          3.29%          3.44%
   Ratio of expenses to average net assets (excluding
      dividend expense) ..................................         3.17%         2.75%          2.75%          2.75%          2.72%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (excluding
      dividend expenses) .................................         3.34%         2.93%          3.12%          3.06%          4.35%
   Ratio of expenses to average net assets without
      waivers and expense reimbursements (including
      dividend expense) ..................................         3.55%         3.45%          3.69%          3.60%          5.07%
   Ratio of net investment income to average net assets ..        (2.07)%       (2.50)%        (2.13)%         0.27%          0.24%
   Portfolio turnover rate ...............................       107.14%       239.06%        282.36%        219.52%        332.25%

----------
**    Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)   Redemption fees are reflected in total return calculations.

ROBECO WPG CORE BOND FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

BONDS: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond matures when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

DERIVATIVES: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

DURATION: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security's cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.
================================================================================

INVESTMENT GOAL

      Current  income,   consistent  with  capital   preservation.   The  Fund's
investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      INVESTMENTS: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

      CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

      DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

      STRATEGIES: There are three principal factors in the Adviser's selection process -- maturity allocation, sector allocation and individual security selection.

  o The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

  o The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

  o After the Fund's maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

      o     Stable or improving issuer credit quality;

      o Market inefficiencies that cause individual bonds to have high relative values; and

      o Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments if any of the following occurs:

      o Interest rates rise, causing the bonds in the Fund's portfolio to drop in value.

      o The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

      o As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

      o     As a result of  declining  interest  rates,  the Fund may be able to
            invest  only  in  lower  yielding   bonds,   decreasing  the  Fund's
            yield. This is known as interest risk.

      o When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

      o The Adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

      o To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

      There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Core Bond Fund's Predecessor Fund, WPG Core Bond Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985 as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. Total returns will differ to the extent that the Investor Class does not have the same expenses as the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date total return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of the Institutional Class Shares of the Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1995    1996    1997    1998     1999     2000    2001    2002    2003    2004
-----    ----    ----    ----    -----    -----    ----   -----    ----    ----
13.25%   3.85%   7.37%   9.26%   (0.12)%  10.66%   9.64%  10.87%   5.04%   4.38%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):

      Best Quarter:    4.70%  (quarter ended September 30, 2002)

      Worst Quarter:   (2.62)% (quarter ended June 30, 2004)

      As of September 30, 2005, the year to date return was 1.64% and the Fund's 30-day yield was 3.40%. Call 1-888-261- 4073 for current yields.

AVERAGE ANNUAL TOTAL RETURNS

      The table below  compares  the  Predecessor  Fund's  average  annual total returns for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                                      FOR THE PERIODS ENDED DECEMBER 31, 2004
                                                                      ---------------------------------------
                                                                      1 YEAR         5 YEARS         10 YEARS
                                                                      ------         -------         --------
ROBECO WPG CORE BOND FUND
Return Before Taxes (1)                                                4.38%           8.08%           7.35%
Returns After Taxes on Distributions (1)                               3.33%           6.34%           5.25%
Returns After Taxes on Distributions and Sale of Fund Shares (1)       2.83%           5.85%           4.99%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Index (reflects no deduction for
   fees, expenses or taxes) (2)                                        4.34%           7.71%           7.72%

(1) The average annual total returns are based on the historical performance of the Predecessor Fund. The average annual total returns of the Investor Class would have substantially similar annual returns as the Predecessor Fund because the shares are invested in the same portfolio of securities. The annual returns will differ to the extent that the Investor Class does not have the same expenses as the shares previously offered by the Predecessor Fund.

(2) The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S.
      investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

                                                                 INVESTOR CLASS
                                                                 --------------

SHAREHOLDER FEES (paid directly from your investment)

Maximum sales charge imposed on purchases ....................         None
Maximum deferred sales charge ................................         None
Maximum sales charge imposed on reinvested dividends .........         None
Redemption Fee (1) ...........................................         2.00%
Exchange Fee .................................................         None

ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ..............................................         0.45%
Service and Distribution (12b-1) fees ........................         0.25%
Other Expenses (2) ...........................................         0.30%
                                                                      -----
   Total annual Fund operating expenses ......................         1.00%
Fee waivers/expense reimbursements (3) .......................        (0.32)%
                                                                      -----
Net expenses .................................................         0.68%
                                                                      =====

* Shareholders requesting redemptions by wire are also charged a transaction fee, currently $7.50.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.68% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                               ------   --------   --------   ---------
          INVESTOR CLASS        $ 69      $ 287     $ 521      $ 1,196

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006.Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. Because Investor Class shares of the Fund had not commenced operations prior to the date of this prospectus, the financial information in the table for the period after April 29, 2005 is for Institutional Class shares of the Fund. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                                CORE BOND FUND
                                          -----------------------------------------------------------------------------------------
                                           FOR THE
                                            PERIOD
                                          JANUARY 1,           FOR THE          FOR THE      FOR THE       FOR THE        FOR THE
                                           2005 TO           YEAR ENDED       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          AUGUST 31,        DECEMBER 31,     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                           2005(a)              2004             2003          2002          2001          2000
                                          -----------------------------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
                                          -----------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ...  $    10.81        $      10.66     $      10.44  $       9.80  $       9.40  $       9.07
                                          ----------        ------------     ------------  ------------  ------------  ------------
Net investment income ..................        0.25                0.31             0.30          0.40          0.49          0.60
Net realized and unrealized gain on
   investments .........................        0.03                0.15             0.22          0.64          0.40          0.33
                                          ----------        ------------     ------------  ------------  ------------  ------------
Net increase in net assets resulting
   from operations .....................        0.28                0.46             0.52          1.04          0.89          0.93
                                          ----------        ------------     ------------  ------------  ------------  ------------
Dividends to shareholders from:
Net investment income ..................       (0.25)              (0.31)           (0.30)        (0.40)        (0.49)        (0.60)
Net realized capital gains .............        0.00                0.00             0.00          0.00          0.00          0.00
                                          ----------        ------------     ------------  ------------  ------------  ------------
Total dividends and distributions to
   shareholders ........................       (0.25)              (0.31)           (0.30)        (0.40)        (0.49)        (0.60)
                                          ----------        ------------     ------------  ------------  ------------  ------------
Net asset value, end of period .........  $    10.84        $      10.81     $      10.66  $      10.44  $       9.80  $       9.40
                                          ==========        ============     ============  ============  ============  ============
Total investment return ................        2.65%(b)            4.38%            5.04%        10.87%         9.64%        10.66%
                                          ==========        ============     ============  ============  ============  ============
Ratios/Supplemental Data
   Net assets, end of period (000's
     omitted) ..........................  $  161,761        $    144,349     $    145,818  $    105,261  $    123,797  $    114,547
   Ratio of expenses to average net
     assets ............................        0.43%(c)            0.43%            0.45%         0.50%         0.50%         0.50%
   Ratio of expenses to average net
     assets without waivers and
     reimbursements (including
     dividend expenses) ................        0.75%(c)(d)         0.71%            0.75%         0.83%         0.81%         0.79%
   Ratio of net investment income to
     average net assets ................        3.52%(c)            2.90%            2.81%         4.02%         5.04%         6.58%
   Portfolio turnover rate .............      602.95%(c)(e)        805.8%(f)        561.8%        539.2%        431.5%        509.0%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not significantly differ.

(e) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended August 31, 2005 was 295.21%.

(f) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended December 31, 2004, was 573.6%.

MORE ABOUT THE CORE BOND FUND'S INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

      This section provides some additional information about the Core Bond Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Funds' investments and portfolio management techniques, some of which entail risks, is included in the SAI.

MORE ABOUT THE CORE BOND FUND'S PRINCIPAL INVESTMENTS AND RISKS

      DERIVATIVE CONTRACTS. The Core Bond Fund may, but need not, use derivative contracts for any of the following purposes:

      o To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought

      o     As a substitute for buying or selling currencies or securities

      o     To seek to enhance the Fund's return in non-hedging situations

      Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

      FIXED INCOME INVESTMENTS. The Core Bond Fund may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

      The credit quality of securities held in the Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

      FOREIGN SECURITIES. The Core Bond Fund may invest in U.S. dollar-denominated or traded securities of foreign issuers. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

      Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

      The Core Bond Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll.

      OTHER INVESTMENT COMPANIES. The Core Bond Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

      PORTFOLIO TURNOVER. The Core Bond Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund's performance.

      SECURITIES LENDING. The Core Bond Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

      TEMPORARY INVESTMENTS. The Core Bond Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

      Boston Partners Asset Management, L.L.C. (formerly Boston Partners Asset Management, L.P.), located at 28 State Street, 21st Floor, Boston, Massachusetts 02109, provides investment advisory services to the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund and Robeco Boston Partners Long/Short Equity Fund. Weiss, Peck and Greer Investments located at 909 Third Avenue, 31st Floor, New York, New York 10022, provides investment advisory services to the Robeco WPG Core Bond Fund. Boston Partners and WPG are subsidiaries of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations.

      Each Adviser provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts. As of November 1, 2005, Robeco, through its investment management subsidiaries, had approximately $25.5 billion in assets under management.

      Subject to the general supervision of the Company's Board of Directors, each Adviser manages the relevant Funds' portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds' investment objectives and policies.

      A discussion regarding the basis for the Company's Board of Directors approving each Fund's investment advisory agreement with the respective Adviser is available in the Funds' annual report to shareholders dated August 31, 2005.

PORTFOLIO MANAGERS

      The investment results for the different strategies at each Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies at a particular Adviser. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the particular Adviser's general research staff and, very often, by dedicated analysts to the particular strategy.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

      Mark E. Donovan and David J. Pyle are the primary portfolio managers for the Fund and are both senior portfolio managers of Boston Partners. Mr. Donovan is Chairperson of Boston Partners' Equity Strategy Committee which oversees the investment activities of Boston Partners' $4.5 billion in large cap value institutional equity assets. Prior to joining Boston Partners in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.'s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst ("CFA") and has over 22 years of investment experience. Mr. Pyle is an equity portfolio manager for Robeco Boston Partners' Large Cap Value portfolio, and prior to that position, he was a research analyst and specialized in the utilities, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors of the equity market. Prior to joining Boston Partners in January 2000, Mr. Pyle was employed by State Street Research as an Equity Analyst and Associated Portfolio Manager working for the Value Group. For the fiscal year ended August 31, 2005, the Fund paid 0.40% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

      Steven L. Pollack and Joseph F. Feeney, Jr. are the primary portfolio managers for the Fund and are both senior portfolio managers of Boston Partners. Mr. Pollack is a member of the Boston Partners' Equity Strategy Committee. He oversees the investment activities of Boston Partners' $484 million Mid Cap product. Prior to joining Boston Partners, Mr. Pollack was employed by Hughes Investment Management Co. where he was a portfolio manager responsible for managing a portion of the pension plan and overseeing outside investment managers. Mr. Pollack has over 19 years of investment experience and is a CFA. Mr. Feeney is a member of the Equity Investment Team and the Director of Research with Boston Partners. He has oversight of Boston Partners' Fundamental and Quantitative Research Groups and serves as a member of the Equity Strategy Committee. Prior to joining Boston Partners, Mr. Feeney worked for Putnam Investments and Bank of Boston. Mr. Feeney has a total of eighteen years of investment experience. For the fiscal year ended August 31, 2005, the Fund paid 0.49% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

      David M. Dabora is the primary portfolio manager for the Fund and George Gumpert and Christopher K. Hart are the secondary managers. Mr. Dabora is a senior portfolio manager of Boston Partners. Mr. Dabora oversees the investment activites of Boston Partners' $1 billion Small Capitalization and $802 million Small Capitalization II products. Prior to taking on day to day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Boston Partners, an all-cap value institutional product. Before joining Boston Partners in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 16 years of investment experience and is a CFA. Mr. Gumpert is an Assistant Portfolio Manager for Boston's Small Cap Value Products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. Prior to joining Boston Partners, Mr. Gumpert was a commodities analyst at AIG International Asset Management. Mr. Gumpert holds a B.A. degree in Economics from Amherst College. he is a member of the CFA Institute and the Security Analysts Society of San Francisco. Mr. Hart is an Assistant Portfolio Manager for Boston Partners' Small Cap Value Products. Previously, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITS sectors of the equity market. Prior to joining Boston Partners, Mr. Hart was a research analyst with Fidelity Investments. Mr. Hart holds a B.S. degree in Finance, with a concentration in Corporate Finance from Clemson University. He is a member of the CFA Institute and the Boston Security Analysts Society. For the fiscal year ended August 31, 2005, the Fund paid 1.24% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

      Harry Rosenbluth and Duilio Ramallo are the primary portfolio managers for the Fund. Mr. Rosenbluth is a senior portfolio manager of Boston Partners. Mr. Rosenbluth is also a member of the Boston Partners' Equity Strategy Committee and oversees the investment activities of the Boston Parnters' $2.4 billion premium equity product, an all-cap institutional product. Prior to joining Boston Partners, Mr. Rosenbluth spent 14 years with The Boston Company Asset Management, Inc. as Senior Vice President and a portfolio manager. Mr. Rosenbluth was also a member of the Equity Policy Group of The Boston Company Asset Management, Inc. Before that, Mr. Rosenbluth was a consultant for Arthur Andersen & Co. Mr. Rosenbluth has a total of 22 years of investment experience and is a CFA. Mr. Ramallo is an equity portfolio manager for Boston Partners' Premium Equity product, and prior to this position, he was the assistant portfolio manager for the Small Cap Value products. Prior to his portfolio management roles, Mr. Ramallo was a research analyst for Boston Partners. Prior to joining Boston Partners in December 1995, Mr. Ramallo spent three years with Deloitte & Touche L.L.P. For the fiscal year ended August 31, 2005, the Fund paid 0.00% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

      Robert T. Jones is the primary portfolio manager for the Fund and Harry Rosenbluth is the secondary portfolio manager. Mr. Jones is a senior portfolio manager employed by Boston Partners and is a member of Boston Partners' Equity Strategy Committee. Mr. Jones also oversees the investment activities of Boston Partners' long/short strategy products which, in addition to the Fund, includes two similar limited partnership private investment funds, two separately managed accounts and an offshore fund of Boston Partners. Prior to taking on day to day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Boston Partners' Director of Research. Before joining Boston Partners in April 1995, Mr. Jones spent seven years with The Boston Company Asset Management, Inc., most recently as Vice President and Equity Portfolio Manager managing institutional separate accounts. Mr. Jones has over sixteen years of investment experience and is a CFA. See "ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND" for information about Mr. Rosenbluth. For the fiscal year ended August 31, 2005, the Fund paid 2.08% (expressed as a percentage of average net assets) to its Adviser for its services.

ROBECO WPG CORE BOND FUND

      Daniel S.Vandivort and Sid Bakst are the primary portfolio managers for the Fund. Since 1995, Mr. Vandivort serves as the senior managing director of WPG. He is the senior macro economic policymaker for the fixed income group for WPG. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The "yield curve" is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Vandivort currently serves as President of WPG. Since 1998, Mr. Bakst serves as the managing director of WPG. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector. For the fiscal period ended August 31, 2005, the Fund paid 0.09%
(expressed as a percentage of average net assets) to its Adviser for its services. For the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.17% (expressed as a percentage of average net assets) to its Adviser for its services.

MARKETING ARRANGEMENT

      On July 20, 2005, Robeco USA, Inc., parent company of WPG, entered into an agreement with Harbor Capital Advisors, Inc., an affiliate of WPG ("Harbor"), to market all shares of the Core Bond Fund, including the Investor Class shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA. For these services, Robeco USA will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco USA on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco USA to Harbor quarterly in arrears.

OTHER SERVICE PROVIDERS

      The following chart shows the Funds' service providers and includes their addresses and principal activities.

                                                   ========================================
                                                                 SHAREHOLDERS
                                                   ========================================
                                      ________________________________|________________________________
                                     |                                                                 |
                   =========================================                 ==========================================

Distribution and         PRINCIPAL DISTRIBUTOR                                         TRANSFER AGENT AND
Shareholder                                                                         DIVIDEND DISBURSING AGENT
Services                PFPC DISTRIBUTORS, INC.
                            760 MOORE ROAD                                                PFPC INC.
                        KING OF PRUSSIA, PA 19406                                   301 BELLEVUE PARKWAY*
                                                                                     WILMINGTON, DE 19809
                      Distributes shares and provides
                        administrative services to                                 Handles shareholder services,
                        beneficial shareholders of                                  including recordkeeping and
                                each Fund.                                          statements, distribution of
                                                                                  dividends and processing of buy,
                                                                                    sell and exchange requests.
                   =========================================
                                                                               *DO NOT USE THIS ADDRESS FOR PURCHASES
                   =========================================                  AND REDEMPTIONS. PLEASE SEE "PURCHASE OF
                                                                                FUND SHARES" AND "REDEMPTION OF FUND
Asset                       INVESTMENT ADVISERS                                     SHARES" SECTIONS FOR FURTHER
Management                                                                                 INSTRUCTIONS.
                            BOSTON PARTNERS ASSET
                            MANAGEMENT, L.L.C.                               ==========================================
                        28 STATE STREET, 21ST FLOOR
                             BOSTON, MA 02109                                ==========================================


                      Manages each Boston Partners Fund's                                     CUSTODIAN
                             investment activities.
                                                                                           PFPC TRUST COMPANY
                        WEISS, PECK & GREER INVESTMENTS                                  8800 TINICUM BOULEVARD
                          909 THIRD AVENUE, 31ST FLOOR                                         SUITE 200
                              NEW YORK, NY 10022                                         PHILADELPHIA, PA 19153

                            Manage each WPG Fund's                              Holds each Fund's assets, settles all
                            investment activities.                           portfolio trades and collects most of the
                                                                              valuation data required for calculating
                   =========================================                        each Fund's net asset value.

                   =========================================                 ==========================================

Fund                       ADMINISTRATOR AND FUND
Operations                    ACCOUNTING AGENT

                                  PFPC INC.
                           301 BELLEVUE PARKWAY
                           WILMINGTON, DE 19809

                         Provides facilities, equipment
                          and personnel to carry out
                      administrative services related to
                         each Fund and calculates each
                       Fund's net asset value, dividends
                               and distributions.

                   =========================================
                                                                     |
                                                   ========================================
                                                              BOARD OF DIRECTORS
                                                       Supervises the Funds' activities.
                                                   ========================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Investor Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

               Value of Assets Attributable to the Investor Class
       NAV = - Value of Liabilities Attributable to the Investor Class
               --------------------------------------------------------
               Number of Outstanding Shares of the Investor Class

      Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

      The Funds' equity securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If the Funds hold foreign equity securities, the calculation of the Funds' NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Funds' portfolios, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, Funds may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Funds' securities. If market quotations are unavailable or deemed unrealiable, securities will be valued by the Funds' Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Funds will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. The Small Cap Value Fund II and the Long/Short Equity Fund charge a redemption fee of 1% and 2%, respectively on shares redeemed that have been held for less than one year. The Core Bond Fund charges a redemption fee of 2% on shares redeemed within 60 days of purchase. In addition, the Funds limit the number of exchanges to six
(6) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information -- Redemption of Fund Shares" and "Shareholder Information -- Exchange Privilege."

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

      Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor"). The Board of Directors of the Company has approved a Distribution Agreement and adopted a separate Plan of Distribution for the shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Funds' 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" below.

      The Plan obligates the Funds, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

      PURCHASES THROUGH INTERMEDIARIES. Shares of the Funds may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection  with a  purchase  or  redemption  of  Shares  and  should  read this
Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the "Transfer Agent") will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

      The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

      For administration, subaccounting, transfer agency and/or other services, each Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

      GENERAL. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.The minimum initial investment in any Fund is $2,500 and the minimum additional investment is $100. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined.You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and Robeco Investment Management ("Robeco Investment") and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and Robeco Investment and its subsidiaries without being subject to the minimum investment limitations. Boston Partners, WPG, Robeco USA and Robeco-Sage Capital Management, LLC are wholly-owned subsidiaries of Robeco Investment.

      INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

      REGULAR MAIL:                               OVERNIGHT MAIL:

      ROBECO [NAME OF FUND]                       ROBECO [NAME OF FUND]
      c/o PFPC Inc.                               c/o PFPC Inc.
      P.O. Box 9816                               101 Sabin Street
      Providence, RI 02940                        Pawtucket, RI 02860-1427

      The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from nvestors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account # 86-1108-2507
      F/B/O ROBECO [NAME OF FUND]
      Ref. (Account Number)
      Shareholder or Account Name

      Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time (minimum additional investment $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

      AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

      RETIREMENT PLANS. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PFPC Trust Company and Mellon N.A. act as custodian for the Boston Partners Funds and for the Core Bond Fund, respectively. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073.To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board approval, each Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, each Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

      a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

      b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund,

      c. employees of the Advisers and their spouses, parents and children, and

      d.    directors of the Company.

      Other persons who are shareholders of other Robeco Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Each Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Funds' shares will be made in full and fractional shares of the Fund calculated to three decimal places.

      The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors, subject to the limitations discussed above. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUNDS

      Normally, your investment firm will send your request to redeem shares to the Fund's transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

      You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

      You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company and Mellon N.A. acts as custodians for the Boston Partners Funds and for the Core Bond Fund, respectively). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 1% or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the Core Bond Fund redeems Shares held for less than 60 days, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to ROBECO [name of Fund], c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

      a.    Name of the Fund;

      b.    Account number;

      c. Your share certificates, if any, properly endorsed or with proper powers of attorney;

      d. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

      e. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

      f.    other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

      Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100 (Core Bond Fund minimum amount $50). (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan.You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds' transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

      TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II, ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND AND ROBECO WPG CORE BOND FUND

      The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco WPG Core Bond Fund requires the payment of a transaction fee on redemption of Shares held for less than 60 days equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs -- i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and
(iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and Robeco WPG Core Bond Fund. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

      Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. The short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

      INVOLUNTARY REDEMPTION. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and Robeco WPG Core Bond Fund will not be charged when Shares are involuntarily redeemed.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.

EXCHANGE PRIVILEGE

      The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Class Shares of any Robeco Investment Fund for Investor Class Shares of another Robeco Investment Fund, up to six (6) times per year (at least 30 days apart). Such exchange will be effected at the NAV of the exchanged Investor Class Shares and the NAV of the Investor Class Shares to be acquired next determined after PFPC's receipt of a request for an exchange. An exchange of Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of Robeco WPG Core Bond Fund Shares held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 2.00%. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above).

      If the exchanging shareholder does not currently own Investor Class Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption By Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

      If an exchange is to a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum for a new account; if to an existing account, the dollar value must equal or exceed the Fund's minimum for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

      The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (at least 30 days apart) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

DIVIDENDS AND DISTRIBUTIONS

      Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

      The Robeco Boston Partners Funds will declare and pay dividends from net investment income annually. The Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco's website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

      The Funds may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund shares, are subject to U.S. federal income tax.

TAXES

      The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      FEDERAL TAXES. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

      Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%.You will be notified annually of the tax status of distributions to you.

      Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations. In addition, the Core Bond Fund does not expect to pay dividends eligible for this treatment because it will generally invest in debt instruments and not in shares of stock on which dividend income will be received.

      Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

      A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

      If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

      SALES AND EXCHANGES. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

      Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      BACKUP WITHHOLDING. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

      U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by a Fund from U.S. sources are also generally not subject to withholding tax.

      STATE AND LOCAL TAXES. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

      SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

      Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      More information about taxes is contained in the SAI.

MULTI-CLASS STRUCTURE

      Each Fund also offers Institutional Class Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. In addition, the Core Bond Fund also offers Retirement Class Shares, which are offered to certain tax-deferred retirement plans in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Class Shares of a Fund can be expected to differ from the total return on Institutional Class Shares or Retirement Class Shares of the same Fund. Information concerning Institutional class shares of the Funds can be requested by calling the Funds at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     (This Page Intentionally Left Blank.)

                     (This Page Intentionally Left Blank.)

ROBECO INVESTMENT FUNDS
OF
THE RBB FUND, INC.

(888) 261-4073

http://www.robecoinvest.com

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the ROBECO INVESTMENT FUNDS is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the ROBECO INVESTMENT FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is not available on the Advisers' website because a copy may be obtained by calling (888) 261-4073.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Robeco Investment Management at http://www.robecoinvest.com.

PURCHASES AND REDEMPTIONS

Call (888) 261-4073.

WRITTEN CORRESPONDENCE

      Street Address:              ROBECO INVESTMENT FUNDS,
                                   c/o PFPC Inc.,
                                   101 Sabin Street,
                                   Pawtucket, RI 02860-1427

      P.O. Box Address:            ROBECO INVESTMENT FUNDS,
                                   c/o PFPC Inc.,
                                   P.O. Box 9816,
                                   Providence, RI 02940

SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section,Washington, DC 20549-0102.You may obtain information on the operation of the public reference room by calling the SEC at (202) 942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                [LOGO OF ROBECO]

                                     ROBECO

                            ------------------------
                                RETIREMENT CLASS
                            ROBECO INVESTMENT FUNDS
                            ------------------------

                              OF THE RBB FUND, INC.

                               ------------------
                                   PROSPECTUS
                                DECEMBER 31, 2005
                               ------------------

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                            ROBECO WPG CORE BOND FUND

                                [LOGO OF ROBECO]
                                     ROBECO

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================
                                   INTRODUCTION .................................................    3
A LOOK AT THE GOALS, STRATEGIES,
RISKS, EXPENSES AND FINANCIAL      DESCRIPTION OF THE ROBECO INVESTMENT FUND
HISTORY OF THE ROBECO WPG             Robeco WPG Core Bond Fund .................................    4
CORE BOND FUND.
                                   MORE ABOUT THE FUND'S INVESTMENTS AND RISKS ..................    9
                                      Disclosure of Portfolio Holdings ..........................   10

                                   MANAGEMENT OF THE FUND
                                      Investment Adviser ........................................   11
DETAILS ABOUT THE FUND'S SERVICE      Portfolio Managers ........................................   11
PROVIDERS.                            Management Fee ............................................   11

                                   OTHER SERVICE PROVIDERS ......................................   12

                                   SHAREHOLDER INFORMATION
                                      Pricing of Fund Shares ....................................   13
POLICIES AND INSTRUCTIONS FOR         Market Timing .............................................   13
OPENING, MAINTAINING AND              Purchase of Fund Shares ...................................   13
CLOSING AN ACCOUNT IN ANY OF          Redemption of Fund Shares .................................   16
THE ROBECO INVESTMENT FUNDS.          Dividends and Distributions ...............................   18
                                      Taxes .....................................................   18
================================      Shareholder Services Plan .................................   18
                                      Multi-Class Structure .....................................   18

                                   FINANCIAL HIGHLIGHTS .........................................   20

                                   FOR MORE INFORMATION ....................................Back Cover

INTRODUCTION
--------------------------------------------------------------------------------

      This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Retirement Class of the Robeco Investment Funds of The RBB Fund, Inc. (the "Company").

      The mutual fund of the Company offered by this Prospectus is the Robeco WPG Core Bond Fund (the "Fund"). Robeco USA, L.L.C., a Delaware limited liability company ("Robeco USA"), through its division Weiss, Peck & Greer Investments (the "Adviser"), provide investment advisory services to the Fund.

      This Prospectus has been organized so that the Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the Fund. Once you read this section about the Fund, read the "Purchase of Fund Shares" and "Redemption of Fund Shares" sections. These two sections apply to the Fund offered by this Prospectus.

ROBECO WPG CORE BOND FUND
--------------------------------------------------------------------------------

================================================================================

                              IMPORTANT DEFINITIONS

BONDS: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

DERIVATIVES: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

DURATION: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security's cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

================================================================================

INVESTMENT GOAL

      Current  income,   consistent  with  capital   preservation.   The  Fund's
investment goal is not fundamental and may be changed without shareholder approval by the Company's Board of Directors.

PRIMARY INVESTMENT STRATEGIES

      INVESTMENTS: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

      CREDIT QUALITY: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

      DURATION: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund's duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

      STRATEGIES: There are three principal factors in the Adviser's selection process -- maturity allocation, sector allocation and individual security selection.

      o The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

      o The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

      o After the Fund's maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

            o     Stable or improving issuer credit quality;

            o Market inefficiencies that cause individual bonds to have high relative values; and

            o     Structural  features  of  securities,   such  as  callability,
                  liquidity, and prepayment characteristics and expectations.

KEY RISKS

      You could lose money on your investment in the Fund or the Fund could underperform other possible investments if any of the following occurs:

      o Interest rates rise, causing the bonds in the Fund's portfolio to drop in value.

      o The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

      o As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

      o     As a result of  declining  interest  rates,  the Fund may be able to
            invest  only  in  lower  yielding   bonds,   decreasing  the  Fund's
            yield. This is known as interest risk.

      o When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond's duration and reduce the value of the bond. This is known as extension risk.

      o The Adviser's judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

      o To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

      There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund's portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

RISK/RETURN INFORMATION

      The performance shown in the bar chart and table below is for the Robeco WPG Core Bond Fund's Predecessor Fund, WPG Core Bond Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985, as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class Shares of the Fund.

      The bar chart below illustrates the long-term performance of the Predecessor Fund. Total returns will differ to the extent that the Retirement Class does not have the same expenses as the Predecessor Fund. The information shows you how the Predecessor Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Predecessor Fund's performance would be reduced. The year to date total return as of September 30, 2005 shown below represents the total returns of the Predecessor Fund for the period prior to April 29, 2005 and the total return of the Institutional Class Shares of the Fund for the period April 29, 2005 through September 30, 2005.

      TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

1995    13.02%
1996     3.64%
1997     7.06%
1998     9.19%
1999    (0.33)%
2000    10.37%
2001     9.60%
2002    10.53%
2003     5.09%
2004     4.38%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):
      Best Quarter: 4.70% (quarter ended September 30, 2002)
      Worst Quarter:(2.62)% (quarter ended June 30, 2004)

      As of September 30, 2005, the year to date return was 1.64% and the Fund's 30-day yield was 3.40%. Call 1-888-261-4073 for current yields.

      AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Predecessor Fund's average annual total returns both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Predecessor Fund's average annual total returns for one year, five years and 10 years compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                                  (FOR THE PERIODS ENDED DECEMBER 31, 2004)
                                                                  -----------------------------------------
                                                                    1 YEAR     5 YEARS        10 YEARS
                                                                   --------   ---------      ----------
ROBECO WPG CORE BOND FUND
Return Before Taxes(1)                                               4.38%      8.08%           7.35%
Returns After Taxes on Distributions(1)                              3.33%      6.34%           5.25%
Returns After Taxes on Distributions and Sale of Fund Shares(1)      2.83%      5.85%           4.99%
----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Index (reflects no deduction for
  fees, expenses or taxes)(2)                                        4.34%      7.71%           7.72%

(1) The average annual total returns are based on the historical performance of the Predecessor Fund. The average annual total returns of the Retirement Class would have substantially similar annual returns as the Predecessor Fund because the shares are invested in the same portfolio of securities. The annual returns will differ to the extent that the Retirement Class does not have the same expenses as the shares previously offered by the Predecessor Fund.

(2) The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S.
      investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Retirement Class shares of the Fund.

                                                                RETIREMENT CLASS
                                                                ----------------
      SHAREHOLDER FEES (paid directly from your investment)

      Redemption fee .........................................       None

      ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

      Management fees ........................................       0.45%
      Distribution (12b-1) fees ..............................       None
      Other Expenses(1) ......................................       0.40%
                                                                    -----
         Total annual Fund operating expenses ................       0.85%
      Fee waivers/expense reimbursements(2) ..................      (0.32%)
                                                                    -----
      Net expenses ...........................................       0.53%
                                                                    =====

      * Shareholders requesting redemptions by wire are also charged a wire redemption fee, currently $7.50.

      (1) Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency and shareholder services fees and miscellaneous other charges. The Board of Directors approved a Shareholder Services Plan, effective August 19, 2005, which permits the Fund to pay fees of up to 0.10% of the average daily net assets of the Fund's Retirement Class to certain Shareholder Organizations for services for the benefit of customers. A $15.00 custodial maintenance fee is charged per IRA account per year (which are included in Other Expenses).

      (2) The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.53% of the Fund's average daily net assets through December 31, 2006.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR    3 YEARS*    5 YEARS*    10 YEARS*
                             ------    --------    --------    ---------
       RETIREMENT CLASS      $  54     $   239     $   440     $  1,019

----------
* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006.Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

MORE ABOUT THE FUND'S INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

      This section provides some additional information about the Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Fund's investments and portfolio management techniques, some of which entail risks, is included in the SAI.

MORE ABOUT THE FUND'S PRINCIPAL INVESTMENTS AND RISKS

      DERIVATIVE CONTRACTS. The Fund may, but need not, use derivative contracts for any of the following purposes:

      o To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought

      o     As a substitute for buying or selling currencies or securities

      o     To seek to enhance the Fund's return in non-hedging situations

      Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

      FIXED INCOME INVESTMENTS. The Fund may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

      The credit quality of securities held in the Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

      FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated or traded securities of foreign issuers. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

      Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

      The Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll.

      OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with WPG, but not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

      PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund's performance.

      SECURITIES LENDING. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

      TEMPORARY INVESTMENTS. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      The Adviser is located at 909 Third Avenue, 31st Floor, New York, New York 10022, and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco"). Founded in 1929, Robeco is one of the world's oldest asset management organizations. As of November 1, 2005, Robeco, through its investment management subsidiaries, had approximately $25.5 billion in assets under management. Robeco USA has over 30 years experience as an investment adviser to institutional and individual clients.

      Subject to the general supervision of the Company's Board of Directors, the Adviser manages the Fund's portfolio and is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund's investment objective and policies.

      A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2005.

PORTFOLIO MANAGERS

      Daniel S. Vandivort and Sid Bakst are the primary portfolio managers for the Fund. Since 1995, Mr. Vandivort has served as the senior managing director of WPG. He is the senior macro economic policymaker for the fixed income group for WPG. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The "yield curve" is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Vandivort currently serves as President of WPG. Since 1998, Mr. Bakst has served as the managing director of WPG. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector. For the fiscal year ended August 31, 2005, the Fund paid 0.09% (expressed as a percentage of average net assets) to its Adviser for its services. During the fiscal year ended December 31, 2004, the Predecessor Fund paid 0.17% (expressed as a percentage of average net assets) to the Adviser.

      The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

MARKETING ARRANGEMENT

      On July 20, 2005, Robeco USA, Inc., parent company of the Adviser, entered into an agreement with Harbor Capital Advisors, Inc., an affiliate of the Adviser ("Harbor"), to market all shares of the Core Bond Fund, including the Retirement Class shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA. For these services, Robeco USA will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco USA on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco USA to Harbor quarterly in arrears.

OTHER SERVICE PROVIDERS

      The following chart shows the Fund's other service providers and includes their addresses and principal activities.

                                                         ========================
                                                               SHAREHOLDERS
                                                         ========================
                                            _________________________|_____________________________
                                           |                                                       |
                          ==================================                ==========================================

                                 PRINCIPAL DISTRIBUTOR                                  TRANSFER AGENT AND
                                                                                     DIVIDEND DISBURSING AGENT
Distribution and                PFPC DISTRIBUTORS, INC.
Shareholder                         760 MOORE ROAD                                           PFPC INC.
Services                       KING OF PRUSSIA, PA 19406                               301 BELLEVUE PARKWAY*
                                                                                       WILMINGTON, DE 19809
                            Distributes shares and provides
                              administrative services to                            Handles shareholder services,
                            beneficial shareholders of the                           including recordkeeping and
                               Robeco Investment Funds.                              statements, distribution of
                                                                                  dividends and processing of buy,
                          ==================================                         sell and exchange requests.

                                                                             *DO NOT USE THIS ADDRESS FOR PURCHASES AND
                                                                                REDEMPTIONS. PLEASE SEE "PURCHASES OF
                                                                                FUND SHARES" AND "REDEMPTION OF FUND
                                                                             SHARES" SECTIONS FOR FURTHER INSTRUCTIONS.

                                                                            ==========================================

                          ==================================                ==========================================

Asset                              INVESTMENT ADVISER                                        CUSTODIAN
Management
                            WEISS, PECK & GREER INVESTMENTS                              MELLON BANK N.A.
                             909 THIRD AVENUE, 31ST FLOOR                              135 SANTILLI HIGHWAY
                                   NEWYORK, NY 10022                                     EVERETT, MA 02149

                             Manages the Fund's investment
                                      activities.                                Holds the Fund's assets, settles
                                                                                 all portfolio trades and collects
                                                                                most of the valuation data required
                                                                                    for calculating the Fund's
                                                                                         net asset value.
                          ==================================                ==========================================

                          ==================================

Fund                            ADMINISTRATOR AND FUND
Operations                         ACCOUNTING AGENT

                                       PFPC INC.
                                 301 BELLEVUE PARKWAY
                                 WILMINGTON, DE 19809

                            Provides facilities, equipment
                              and personnel to carry out
                          administrative services related to
                          the Fund and calculates the Fund's
                              net asset value, dividends
                                  and distributions.
                          ==================================
                                                                     |
                                                    =================================
                                                          BOARD OF DIRECTORS
                                                    Supervises the Funds' activities.
                                                    =================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Retirement Class shares of the Fund ("Shares") are priced at their net asset value ("NAV"). The NAV per share of the Fund is calculated as follows:

                 Value of Assets Attributable to the Retirement Class
         NAV = - Value of Liabilities Attributable to the Retirement Class
                 ---------------------------------------------------------
                 Number of Outstanding Shares of the Retirement Class

      The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

      The Fund's equity securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued by a pricing service which utilizes matrix pricing based upon both dealer-supplied valuations and other techniques that take into account various factors, such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unrealiable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders.

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

      Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor").

      ELIGIBLE INVESTORS. Retirement Class shares of the Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Retirement Class shares also are available to individual retirement account (IRA) rollovers from eligible retirement plans that offer the Fund's Retirement Class shares as an investment option. Retirement Class shares generally are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most IRAS or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA). A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

      Eligible retirement plans generally may open an account and purchase Retirement Class shares by contacting any investment professional authorized to sell the Fund's shares. Retirement Class shares may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or record keeper.

      PLAN PARTICIPANTS. Participants in retirement plans generally must contact the plan's administrator to purchase or redeem shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this Prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the Fund. If the plan or a participant in the plan places an order through a plan administrator or broker-dealer properly authorized to accept orders as an agent of the Fund, the order may be processed at the net asset value per share next effective after receipt by that institution. If the after-hours trading authority of such agents is limited or restricted then the order may be processed at the net asset value per share next effective after receipt by the Fund.

      PLAN SPONSORS AND ADMINISTRATORS. Eligible retirement plans generally may open an account and purchase Retirement Class shares by contacting any investment firm or plan administrator authorized to sell the Fund's shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Fund at 1-888-261-4073. If the retirement plan invests in Retirement Class shares of the Fund through other financial intermediaries, additional conditions may apply to an investment in the Fund, and the financial intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this Prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

      IRA ROLLOVER ACCOUNTS. IRA rollover from eligible retirement plans that offer the Fund's Retirement Class shares are eligible to open an account and purchase Retirement Class shares by contacting any investment firm authorized to sell the Fund's shares. You can obtain an application from your investment firm or by calling the Fund at 1-888-261-4073. You may also open your Retirement Class shares account by completing an account application and sending it to the Fund's transfer agent by mail. If a retirement plan invests in Retirement Class shares of the Fund through investment professionals or other financial intermediaries, additional conditions may apply, and the investment professional or financial intermediary may charge a transaction-based or other fee for their services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to an IRA rollover account may be different from those discussed in this Prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

      PURCHASES THROUGH INTERMEDIARIES. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection  with a  purchase  or  redemption  of  Shares  and  should  read this
Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the "Transfer Agent") will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

      The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

      For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

      GENERAL. You may also purchase Shares of the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

      You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and Robeco Investment Management ("Robeco Investment") and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and Robeco Investment and its subsidiaries. The Adviser, Robeco USA and Robeco-Sage Capital Management, LLC are wholly-owned subsidiaries of Robeco Investment.

      INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund. Third party checks will not be accepted.

      REGULAR MAIL:                     OVERNIGHT MAIL:

      ROBECO WPG CORE BOND FUND         ROBECO WPG CORE BOND FUND
      c/o PFPC Inc.                     c/o PFPC Inc.
      P.O. Box 9816                     101 Sabin Street
      Providence, RI 02940              Pawtucket, RI 02860-1427

      The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Shares of the Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For the Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA #  0310-0005-3
      Account # 86-1108-2507
      F/B/O ROBECO WPG CORE BOND FUND
      Ref. (Account Number)
      Shareholder or Account Name

      Federal funds purchases will be accepted only on a day on which the NYSE and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to ROBECO WPG CORE BOND FUND) or by wiring monies to PNC Bank, N.A. as outlined under "Initial Investment by Wire." For the Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

      AUTOMATIC INVESTMENT PLAN. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Subject to Board approval, the Adviser will monitor the Fund's total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. Subject to Board approval, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

      a. persons who already hold shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

      b. existing and future clients of financial advisers and planners whose clients already hold shares of the closed Fund,

      c. employees of the Adviser and their spouses, parents and children, and

      d.    directors of the Company.

      Other persons who are shareholders of other Robeco Investment Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.


REDEMPTION OF FUND SHARES

      Normally, your investment firm will send your request to redeem shares to the Fund's transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

      You may redeem Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

      You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where Mellon Bank N.A. acts as custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is generally no charge for a redemption.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to ROBECO WPG CORE BOND FUND, c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to ROBECO WPG CORE BOND FUND, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

      a.    Name of the Fund;

      b.    Account number;

      c. Your share certificates, if any, properly endorsed or with proper powers of attorney;

      d. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

      e. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized

            Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

      f.    other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemptions.

      Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

      INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC.

Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

      The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

      The Fund will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

      The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund's distributions and dividends, whether received in cash or reinvested in additional Fund shares, are subject to U.S. federal income tax.

TAXES

      Distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

SHAREHOLDER SERVICES PLAN

      Shares representing interests in the Retirement Class of the Fund are offered continuously for sale by PFPC Distributors, Inc. (the "Distributor"). The Board of Directors of the Company has adopted a Shareholder Services Plan (the "Plan") for the Fund's Retirement Class Shares authorizing the Fund to pay securities dealers, plan administrators or other service organizations ("Service Organizations") who agree to provide certain shareholder and administrative services to plans or plan participants holding Retirement Class Shares of the Fund a service fee at an annual rate of up to 0.10% of the average daily net asset value of Retirement Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds. Please find more information on Service Organizations under the section entitled "Purchase of Fund Shares -- Purchases through Intermediaries" in this Prospectus.

MULTI-CLASS STRUCTURE

      The Fund also offers Institutional Class Shares and Investor Class Shares which are offered directly to investors in separate Prospectuses. Shares of each class of the Fund represent equal pro rata interests and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Retirement Class Shares of the Fund can be expected to differ from the total return on Institutional Class Shares and Investor Class Shares of the Fund. Information concerning Institutional Class Shares and Investor Class Shares of the Fund can be requested by calling the Fund at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     (This Page Intentionally Left Blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. Because Retirement Class shares of the Fund had not commenced operations prior to August 31, 2005, the financial information in the table for the period after April 29, 2005 is for Institutional Class shares of the Fund. The term
"Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2005, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund's independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund's annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

                                                                    CORE BOND FUND - INSTITUTIONAL CLASS
                                       --------------------------------------------------------------------------------------------
                                        FOR THE
                                         PERIOD
                                       JANUARY 1,           FOR THE         FOR THE         FOR THE        FOR THE        FOR THE
                                        2005 TO           YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       AUGUST 31,        DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005(a)             2004            2003            2002           2001           2000
                                       --------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning
   of period ........................  $    10.81        $      10.66     $      10.44   $       9.80   $       9.40   $       9.07
                                       ----------        ------------     ------------   ------------   ------------   ------------
Net investment income ...............        0.25        $       0.31     $       0.30   $       0.40   $       0.49   $       0.60
Net realized and unrealized
   gain on investments ..............        0.03        $       0.15     $       0.22   $       0.64   $       0.40   $       0.33
                                       ----------        ------------     ------------   ------------   ------------   ------------
Net increase in net assets
   resulting from operations ........        0.28        $       0.46     $       0.52   $       1.04   $       0.89   $       0.93
                                       ----------        ------------     ------------   ------------   ------------   ------------
Dividends to shareholders from:
Net investment income ...............       (0.25)       $      (0.31)    $      (0.30)  $      (0.40)  $      (0.49)  $      (0.60)
Net realized capital gains ..........        0.00        $       0.00     $       0.00   $       0.00   $       0.00   $       0.00
                                       ----------        ------------     ------------   ------------   ------------   ------------
Total dividends and distributions
   to shareholders ..................       (0.25)       $      (0.31)    $      (0.30)  $      (0.40)  $      (0.49)  $      (0.60)
                                       ----------        ------------     ------------   ------------   ------------   ------------

Net asset value, end of period ......  $    10.84        $      10.81     $      10.66   $      10.44   $       9.80   $       9.40
                                       ==========        ============     ============   ============   ============   ============

Total investment return .............        2.65%(b)            4.38%            5.04%         10.87%          9.64%         10.66%
                                       ==========        ============     ============   ============   ============   ============
Ratios/Supplemental Data
   Net assets, end of period
      (000's omitted) ...............  $  161,761        $    144,349     $    145,818   $    105,261   $    123,797   $    114,547
   Ratio of expenses to average
      net assets ....................        0.43%(c)            0.43%            0.45%          0.50%          0.50%          0.50%
   Ratio of expenses to average
      net assets without waivers
      and reimbursements
      (including dividend expense) ..        0.75%(c)(d)         0.71%            0.75%          0.83%          0.81%          0.79%
   Ratio of net investment income
      to average net assets .........        3.52%(c)            2.90%            2.81%          4.02%          5.04%          6.58%
   Portfolio turnover rate ..........      602.95%(c)(e)        805.8%(f)        561.8%         539.2%         431.5%         509.0%

----------
(a) As a result of a reorganization that was effective April 29, 2005, the Fund changed its fiscal year end from December 31 to August 31.

(b)   Not annualized.

(c)   Annualized.

(d) Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not significantly differ.

(e) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended August 31, 2005 was 295.21%.

(f) The portfolio turnover rate excluding mortgage dollar roll transactions for the year ended December 31, 2004, was 573.6%.

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

                      (This Page Intentionally Left Blank.)

                      (This Page Intentionally Left Blank.)

ROBECO INVESTMENT FUNDS
OF
THE RBB FUND, INC.
(888) 261-4073
http://www.robecoinvest.com

FOR MORE INFORMATION:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the ROBECO INVESTMENT FUNDS is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about the Fund's investments, describes the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund's performance during its last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2005 has been filed with the SEC. The SAI, which includes additional information about the ROBECO INVESTMENT FUNDS, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073.The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

The SAI is not available on the Adviser's website because a copy may be obtained by calling (888) 261-4073.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Robeco USA at http: www.Robecoinvest.com.

PURCHASES AND REDEMPTIONS

Call (888) 261-4073.

WRITTEN CORRESPONDENCE

Street Address:                   ROBECO INVESTMENT FUNDS,
                                  c/o PFPC Inc.,
                                  101 Sabin Street,
                                  Pawtucket, RI 02860-1427

P.O. Box Address:                 ROBECO INVESTMENT FUNDS,
                                  c/o PFPC Inc.,
                                  P.O. Box 9816,
                                  Providence, RI 02940

SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102.You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                [LOGO OF ROBECO]

                                     ROBECO

                         SCHNEIDER SMALL CAP VALUE FUND
                                  (THE "FUND")


                  (INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       Supplement dated December 31, 2005
                      to Prospectus dated December 31, 2005

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.




    Effective January 17, 2006, the Schneider Small Cap Value Fund is reopened to new investors and existing shareholders.








               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                            ----------------------
                                 THE SCHNEIDER
                                   SMALL CAP
                                  VALUE FUND
                            ----------------------

                             OF THE RBB FUND, INC.

      This prospectus gives vital information about the Schneider Small Cap Value Fund (the "Fund"), an investment portfolio of The RBB Fund, Inc. (the "Company"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

                            ----------------------
                                   PROSPECTUS
                               DECEMBER 31, 2005
                            ----------------------

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

[LOGO OF SCHNEIDER CAPITAL MANAGEMENT]                         December 31, 2005

SCHNEIDER CAPITAL MANAGEMENT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================
                                   FUND DESCRIPTION
A LOOK AT THE GOALS, STRATEGIES,      Investment Goal ...........................................    3
RISKS AND FINANCIAL HISTORY OF        Primary Investment Strategies .............................    3
THE FUND.                             Key Risks .................................................    3
                                      Risk/Return Information ...................................    4
                                      Expenses and Fees .........................................    5
                                      Financial Highlights ......................................    7
                                      Additional Information on the Fund's
                                         Investment Objective and Principal Strategies ..........    8
                                      Risks of Investing in the Fund ............................    9
                                      Disclosure of Portfolio Holdings ..........................   10

DETAILS ABOUT THE FUND'S SERVICE   MANAGEMENT OF THE FUND
PROVIDERS.                            Investment Adviser ........................................   10
                                      Portfolio Manager .........................................   10
                                      Other Service Providers ...................................   11

POLICIES AND INSTRUCTIONS FOR      SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND              Pricing of Fund Shares ....................................   12
CLOSING AN ACCOUNT IN THE             Market Timing .............................................   12
FUND.                                 Purchase of Fund Shares ...................................   13
                                      Redemption of Fund Shares .................................   15
================================      Dividends and Distributions ...............................   17
                                      Taxes .....................................................   17

                                   FOR MORE INFORMATION .................................   Back Cover

SCHNEIDER SMALL CAP VALUE FUND -- FUND DESCRIPTION
--------------------------------------------------------------------------------

INVESTMENT GOAL

      The Fund seeks long-term capital growth by investing primarily in common stocks of companies that have capitalizations that are less than the largest company in the Russell 2000(R) Index ("small cap companies") and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in small cap companies described above. The Russell 2000(R) Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000(R) Index, a market value weighted index of the 3,000 largest U.S. publicly-traded companies. As of October 31, 2005, the market capitalization range of the companies held by the Fund was $37 million to $3.7 billion. Please note that this range is as of a particular point in time and is subject to change.

KEY RISKS

      o The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money.

      o Stocks of small companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small company securities may make them more difficult to sell than those of larger companies.

      o Value investing involves the risk that the Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart
assumes   reinvestment  of  dividends  and  distributions.   As  with  all  such
investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

               1999     2000     2001     2002      2003      2004
              -----    -----    -----    ------    ------    -----
              47.07%   17.20%   19.37%   (14.85)%  106.05%   27.23%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above)
      Best Quarter: 38.72% (quarter ended June 30, 1999)
      Worst Quarter: (28.86)% (quarter ended September 30, 2002)
      Year-to-date total return for the nine months ended September 30, 2005:
      8.47%

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                               1 YEAR   5 YEARS   SINCE INCEPTION*
Before Taxes                                                   27.23%   25.58%         31.76%
After Taxes on Distributions                                   17.56%   21.18%         26.84%
After Taxes on Distributions and Sale of Fund Shares           23.23%   20.30%         25.73%
--------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (reflects no deduction for fees,
expenses or taxes)(1)                                          22.25%   17.23%         15.32%

----------
*     Commenced operations on September 2, 1998.

(1) The Russell 2000(R) Value Index is an unmanaged index that contains stocks from the Russell 2000(R) Index with greater-than-average value orientation. Companies in this index generally have lower price-to-book and price-to-earnings ratios. Currently, the market capitalization range of the companies in the Russell 2000(R) Value Index is $52 million to $3.2 billion. Please note that this range is as of a particular point in time and is subject to change.

EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

      The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on annual expenses for the most recent fiscal year ended August 31, 2005.

      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Redemption fee(1) .........................    1.75%

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
      ASSETS)

      Management fees ...........................    1.00%

      Distribution and service (12b-1) fees .....    None

      Other expenses(2) .........................    0.71%
                                                    -------

      Total annual Fund operating expenses ......    1.71%

      Fee waiver and expense reimbursements(3) ..   (0.61)%
                                                    -------

      Net expenses ..............................    1.10%
                                                    =======

      (1) Shares of the Fund not purchased through reinvested dividends or capital gains distributions and held less than one year are subject to the above redemption fee. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. See "Redemption of Fund Shares -- Transaction Fee on Certain Redemptions" for more information. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

      (2) A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

      (3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006 to the extent that total annual Fund operating expenses exceed 1.10%.

      EXAMPLE:

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                1 YEAR       3 YEARS*     5 YEARS*      10 YEARS*
                ------       --------     --------      ---------
                $ 112         $ 479        $ 871         $ 1,969

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 years, 5 years and 10 years examples reflect the waiver and reimbursement arrangement, only for the first year.

FINANCIAL HIGHLIGHTS

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

                                               FOR THE           FOR THE           FOR THE           FOR THE           FOR THE
                                             YEAR ENDED         YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001
                                           ---------------   ---------------   ---------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE*
Net asset value, beginning of year .....     $    29.09       $    22.52         $    14.82         $    17.53       $    17.57
Net investment income/(loss) ...........          (0.10)           (0.13)              0.10               0.03             0.09
Net realized and unrealized gain/
   (loss) on investments and foreign
   exchange transactions, if any(1) ....           8.01             8.50               7.71              (1.83)            2.75
                                             ----------       ----------         ----------         ----------       ----------
Net increase/(decrease) in net assets
   resulting from operations ...........           7.91             8.37               7.81              (1.80)            2.84
                                             ----------       ----------         ----------         ----------       ----------
Dividends and distributions to
   shareholders from:
Net investment income ..................                           (0.11)             (0.03)             (0.07)           (0.08)
Net realized capital gains .............         (12.06)           (1.69)             (0.08)             (0.84)           (2.80)
                                             ----------       ----------         ----------         ----------       ----------
Total dividends and distributions to
   shareholders ........................         (12.06)           (1.80)             (0.11)             (0.91)           (2.88)
                                             ----------       ----------         ----------         ----------       ----------
Net asset value, end of year ...........     $    24.94       $    29.09         $    22.52         $    14.82       $    17.53
                                             ==========       ==========         ==========         ==========       ==========
Total investment return(2) .............          31.57%           37.99%             53.10%            (10.76)%          19.94%
                                             ==========       ==========         ==========         ==========       ==========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's
   omitted) ............................     $   55,163       $   48,845         $   48,920         $   45,268       $   38,912
Ratio of expenses to average net
   assets(3) ...........................           1.10%            1.10%              1.10%              1.10%            1.10%
Ratio of expenses to average net
   assets without waivers and expense
   reimbursements ......................           1.71%            1.74%              1.85%              1.65%            2.02%
Ratio of net investment income to
   average net assets(3) ...............          (0.41)%          (0.49)%             0.53%              0.34%            0.71%
Portfolio turnover rate ................          68.87%          110.69%             85.33%            102.46%           79.30%

----------
* Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.

(2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)   Includes waivers and reimbursements.

ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL
STRATEGIES

      The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations that are less than the largest company in the Russell 2000(R) Index and which the Adviser believes are undervalued. The Fund's investment objective and the policies described above may be changed by the Board of Directors without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

      The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

      The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

      o     have low price-to-earnings and low price-to-book value ratios; and

      o are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

      The Fund may sell securities when the Adviser believes:

      o a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

      o a security appreciates in value to the point that it is considered to be overvalued;

      o     the  Fund's   holdings  should  be  rebalanced  to  include  a  more
            attractive stock or stocks; or

      o     an issuer's earnings potential is in jeopardy.

      The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

      The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business is in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers' acceptances issued by foreign or domestic banks or financial institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by Standard & Poor's, Moody's Investors Service or Fitch, Inc. and unrated commercial paper determined to be of comparable quality by the Adviser. The Adviser will determine when market conditions warrant temporary defensive measures.

RISKS OF INVESTING IN THE FUND

      Investing in the Fund involves the following principal risks:

      SMALL COMPANY RISK. Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

      FOREIGN SECURITY RISK. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

      o     seizure, expropriation or nationalization of a company's assets;

      o less publicly available information and differing regulations and standards;

      o     the  impact  of  political,   social  or  economic  instability,  or
            diplomatic events; and

      o securities that are less liquid and harder to value than those of a U.S. issuer.

      As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

      OPPORTUNITY RISK. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      VALUE STOCK RISK. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      TEMPORARY INVESTMENT RISK. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

      CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

      PORTFOLIO TURNOVER. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable gains. It is expected that the Fund's portfolio turnover will range between 50% to 75%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (SAI).

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      Schneider Capital Management Company, located at 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts and had aggregate total assets under management of approximately $4.3 billion as of September 30, 2005. Schneider Capital Management Company is 100% employee-owned, and was founded in 1996.

      For the fiscal year ended August 31, 2005, the Adviser received 0.54% of the Fund's average net assets in investment advisory fees from the Fund.

      A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2005.

PORTFOLIO MANAGER

      The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

      The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

SCHNEIDER SMALL CAP VALUE FUND
SCHNEIDER CAPITAL MANAGEMENT COMPANY

ACCOUNT APPLICATION

PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-520-3277.

-------------               (Please check the appropriate box(es).)    [ ] Individual   [ ] Joint Tenant   [ ] Other
1
Account                     --------------------------------------------------------------------------------------------------------
Registration:               NAME                  SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER**             DATE OF BIRTH**
-------------
                            I AM A [ ] U.S. CITIZEN                    [ ] RESIDENT ALIEN                  [ ] NON-RESIDENT ALIEN**

                            --------------------------------------------------------------------------------------------------------
                            COUNTRY OF TAX RESIDENCY OF PRIMARY OWNER

                            --------------------------------------------------------------------------------------------------------
                            GOVERNMENT ISSUED ID (FOR NON-U.S. CITIZENS) INCLUDE NUMBER, ID TYPE (eg PASSPORT) AND COUNTY OF
                            ISSUANCE

                            --------------------------------------------------------------------------------------------------------
                            NAME OF JOINT OWNER        JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #**             DATE OF BIRTH**

                            I AM A [ ] U.S. CITIZEN                    [ ] RESIDENT ALIEN                  [ ] NON-RESIDENT ALIEN**

                            --------------------------------------------------------------------------------------------------------
                            COUNTRY OF TAX RESIDENCY OF JOINT OWNER**

                            --------------------------------------------------------------------------------------------------------
                            GOVERNMENT ISSUED ID (FOR NON-U.S. CITIZENS) INCLUDE NUMBER, ID TYPE (eg PASSPORT) AND COUNTY OF
                            ISSUANCE

                            For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:              [ ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------
                            UNDER THE                        UGMA/UTMA (circle one)
                                      ----------------------
                                              STATE

                            --------------------------------------------------------------------------------------------------------
                            NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)   CUSTODIAN'S SOCIAL SECURITY NUMBER **    DATE OF BIRTH**

                            --------------------------------------------------------------------------------------------------------
                            NAME OF MINOR (ONLY ONE PERMITTED)             MINOR'S SOCIAL SECURITY NUMBER           DATE OF BIRTH**

------------------          --------------------------------------------------------------------------------------------------------
CORPORATION,                NAME OF CORPORATION, PARTNERSHIP, TRUST OR OTHER (NAME OF LEGAL ENTITY)
PARTNERSHIP, TRUST
OR OTHER ENTITY:            --------------------------------------------------------------------------------------------------------
------------------          CORPORATION, PARTNERSHIP, TRUST OR OTHER'S TAXPAYER ID NUMBER **                          DATE OF TRUST

                            --------------------------------------------------------------------------------------------------------
                            NAME OF FIDUCIARY or TRUSTEE      FIDUCIARY or TRUSTEE SOCIAL SECURITY NUMBER**         DATE OF BIRTH**

                          ----------------------------
                           NOT PART OF THE PROSPECTUS
                          ----------------------------

-------------               RESIDENCY ADDRESS**: (YOU MUST PROVIDE A STREET ADDRESS)
2
Address                     --------------------------------------------------------------------------------------------------------
Information:                STREET                                                                                 APARTMENT NUMBER
-------------
                            --------------------------------------------------------------------------------------------------------
                            CITY                                             STATE                                         ZIP CODE

                            --------------------------------------------------------------------------------------------------------
                            DAY PHONE NUMBER                                                                   EVENING PHONE NUMBER

                            JOINT OWNER OR MINOR'S RESIDENCY ADDRESS

                            --------------------------------------------------------------------------------------------------------
                            STREET                                                                                 APARTMENT NUMBER

                            --------------------------------------------------------------------------------------------------------
                            CITY                                             STATE                                         ZIP CODE

                            MAILING ADDRESS: (YOU MAY PROVIDE A P.O. BOX)

                            [ ] Check here if your mailing address is the same as your residency address.

                            --------------------------------------------------------------------------------------------------------
                            STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

                            --------------------------------------------------------------------------------------------------------
                            CITY                                             STATE                                         ZIP CODE

                            --------------------------------------------------------------------------------------------------------
                            **IDENTITY VERIFICATION PROCEDURES NOTICE. The USA PATRIOT ACT requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the
                            New Account Application, you will be required to supply the Funds with certain information for all persons owning or permitted to act on an account, that will assist the Funds in verifying your identity.
                            This includes date of birth, taxpayer identification number and street address. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
                            --------------------------------------------------------------------------------------------------------

------------                Minimum initial investment of $20,000.                        Amount of investment $ ________
3
Investment                  Make the check payable to Schneider Small Cap Value Fund.
Information:
------------                Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

------------                NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below,
DISTRIBUTION                both dividends and capital gains will be reinvested in additional Fund shares.
OPTIONS:
------------                DIVIDENDS: Pay by check [ ]   Reinvest [ ]            CAPITAL GAINS: Pay by check [ ]  Reinvest [ ]

                          ----------------------------
                           NOT PART OF THE PROSPECTUS
                          ----------------------------

-----------                 To use this option, you must initial the appropriate line below.
4
Telephone                   I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in
Redemption:                 my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's
-----------                 current prospectus.

                            ------------------------------        ------------------------
                                   individual initial                   joint initial           Redeem shares, and send the proceeds
                                                                                                to the address of record.

---------------             --------------------------------------------------------------------------------------------------------
BANK OF RECORD:             BANK NAME                                                                    STREET ADDRESS OR P.O. BOX
---------------
                            --------------------------------------------------------------------------------------------------------
                            CITY                                            STATE                                          ZIP CODE

                            --------------------------------------------------------------------------------------------------------
                            BANK ABA NUMBER                                                                     BANK ACCOUNT NUMBER

-----------                 --------------------------------------------------------------------------------------------------------
5                           THE UNDERSIGNED WARRANTS THAT I (WE) HAVE FULL AUTHORITY AND, IF A NATURAL PERSON, I (WE) AM (ARE) OF
Signatures:                 LEGAL AGE TO PURCHASE SHARES PURSUANT TO THIS ACCOUNT APPLICATION, AND I (WE) HAVE RECEIVED A CURRENT
-----------                 PROSPECTUS FOR THE FUND IN WHICH I (WE) AM (ARE) INVESTING.

                            UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING
                            CERTIFICATION:

                            UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                            (1)   THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A
                                  NUMBER TO BE ISSUED TO ME), AND

                            (2)   I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (a) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (b) I
                                  HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO 28% BACKUP WITHHOLDING
                                  AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED ME THAT
                                  I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

                            (3)   I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

                            NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
                            SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX
                            RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                            OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                            --------------------------------------------------------------------------------------------------------

                            --------------------------------------------------------------------------------------------------------
                            SIGNATURE OF APPLICANT                                                                     DATE

                            --------------------------------------------------------------------------------------------------------
                            PRINT NAME                                                                        TITLE (IF APPLICABLE)

                            --------------------------------------------------------------------------------------------------------
                            SIGNATURE OF JOINT OWNER                                                                   DATE

                            --------------------------------------------------------------------------------------------------------
                            PRINT NAME                                                                         TITLE (IF APPLICABLE)

                            (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                            For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-520-3277.

                            MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:              THE SCHNEIDER SMALL CAP VALUE FUND
                                                                                          C/O PFPC INC.
                                                                                          P.O. BOX 9837
                                                                                          PROVIDENCE, RI 02940

                          ----------------------------
                           NOT PART OF THE PROSPECTUS
                          ----------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

OTHER SERVICE PROVIDERS

      The following chart shows the Fund's service providers and includes their addresses and principal activities.

                                                   ========================================
                                                                 SHAREHOLDERS
                                                   ========================================
                                        _______________________________|____________________________
                                       |                                                            |
Distribution       =========================================                 =========================================
and
Shareholder                  PRINCIPAL DISTRIBUTOR                                        TRANSFER AGENT
Services
                             PFPC DISTRIBUTORS, INC.                                         PFPC INC.
                                 760 MOORE ROAD                                        301 BELLEVUE PARKWAY*
                            KING OF PRUSSIA, PA 19406                                   WILMINGTON, DE 19809

                   Distributes shares of the Fund.                                  Handles shareholder services,
                                                                                    including recordkeeping and
                                                                                 statements, distribution of dividends
                                                                                    and processing of buy and sell
                   =========================================                                 requests.
Asset              =========================================
Management                                                                         *DO NOT USE THIS ADDRESS FOR
                               INVESTMENT ADVISER                               PURCHASES AND REDEMPTIONS. PLEASE
                                                                                SEE "PURCHASE OF FUND SHARES" AND
                                SCHNEIDER CAPITAL                               "REDEMPTION OF FUNDS" SECTIONS FOR
                                MANAGEMENT COMPANY                                  FURTHER INSTRUCTIONS.
                      460 EAST SWEDESFORD ROAD, SUITE 1080
                                 WAYNE, PA 19087                              =========================================
                                                                              =========================================
                    Manages the Fund's investment activities.
                                                                                              CUSTODIAN


                   =========================================                             PFPC TRUST COMPANY
Fund               =========================================                           8800 TINICUM BOULEVARD
Operations                                                                                   SUITE 200
                             ADMINISTRATOR AND FUND                                    PHILADELPHIA, PA 19153
                                ACCOUNTING AGENT
                                                                               Holds the Fund's assets, settles
                                    PFPC INC.                                  all portfolio trades and collects most
                              301 BELLEVUE PARKWAY                             of the valuation data required for
                              WILMINGTON, DE 19809                             calculating the Fund's net asset value.

                      Provides facilities, equipment and                     =========================================
                      personnel to carry out administrative
                      services related to the Fund and
                      calculates the Fund's net asset value,
                         dividends and distributions.

                   =========================================

                                                                       |
                                                   ========================================
                                                              BOARD OF DIRECTORS
                                                    Supervises the Fund's activities.
                                                   ========================================

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                                Value of Assets Attributable to the Fund
                              - Value of Liabilities Attributable to the Fund
            NAV =             -----------------------------------------------
                                Number of Outstanding Shares of the Fund

      The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases or redemptions of Fund Shares at the next NAV calculated after receipt of your order or request in proper form.

      The Fund's securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. In addition, prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund's Valuation Committee may fair value such foreign securities. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. In addition, the Fund charges a redemption fee of 1.75% on shares held for less than one year. For further information on redemptions, please see the section entitled "Shareholder Information - Redemptions of Fund Shares."

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

PURCHASE OF FUND SHARES

      Shares are offered on a continuous basis and are sold without any sales charges. You may purchase Fund shares directly from the Fund at the NAV per share next calculated after your order is received by PFPC Inc. ("Transfer Agent") in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

      Investors may be charged a fee if they effect transactions through a broker or agent. Certain service organizations, including corporations, trusts, foundations or broker-dealers ("Service Organizations") may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

      The Fund relies upon the integrity of the Service Organization to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

      INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Small Cap Value Fund. Third party endorsed checks or foreign checks will not be accepted.

      Schneider Small Cap Value Fund
      c/o PFPC Inc.
      P.O. Box 9837
      Providence, RI 02940

      OR OVERNIGHT TO:

      Schneider Small Cap Value Fund
      c/o PFPC Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427

      Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account #86-0172-6452
      F/B/O Schneider Small Cap Value Fund
      Ref. (Shareholder or Account Name; Account Number)

      Federal funds purchases will be accepted only on a day on which the Fund and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Schneider Small Cap Value Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

      AUTOMATIC INVESTMENT PLAN. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-877-264-5346, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

      RETIREMENT PLANS/IRA ACCOUNTS. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 520-3277. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and, subject to Board approval, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, including the Directors of the Company, who may be subject to cumulative, maximum purchase amounts.

      Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.

      The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

      You may redeem Fund shares at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

      You may redeem Fund shares by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to Schneider Small Cap Value Fund, c/o PFPC Inc., P.O. Box 9837, Providence, RI 02940, or for overnight delivery to Schneider Small Cap Value Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427, and must include:

      o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

      o     any required Medallion signature guarantees, which are required when
            (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

      o     other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. Please note that the Telephone Redemption Option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Transfer Agent at
(888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the Telephone Redemption Option is authorized, the

Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      TRANSACTION FEE ON CERTAIN REDEMPTIONS. The Fund requires the payment of a transaction fee on redemptions of shares held for less than one year equal to 1.75% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, NOT to the Adviser, distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gain distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.75% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.

      SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. The Fund requires the payment of a transaction fee on redemptions of shares held for less than one year equal to 1.75% of the NAV of such shares redeemed at the time of redemtpion. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.

      INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem your account at any time the value of the account falls below $1,000 as the result of a redemption or an exchange request.

      You will be notified in writing that the value of your account is less than $1,000 and will be allowed 30 days to make additional investments before the redemption is processed.

DIVIDENDS AND DISTRIBUTIONS

      The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

      The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

      The ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.

TAXES

      The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      FEDERAL TAXES. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

      Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

      Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

      Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

      A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

      If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

      SALES AND EXCHANGES. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

      Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      IRAs AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      BACKUP WITHHOLDING. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

      U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Distributions by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by the Fund from U.S. sources are also generally not subject to withholding tax.

      STATE AND LOCAL TAXES. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

      SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

      Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      More information about taxes is contained in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THE SCHNEIDER SMALL CAP VALUE FUND

FOR MORE INFORMATION:

      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Schneider Small Cap Value Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

      An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the Fund, along with the Fund's annual and semi-annual reports, are not available on the Adviser's website but may be obtained free of charge, by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

PURCHASES AND REDEMPTIONS

      Call your registered representative or (888) 520-3277.

WRITTEN CORRESPONDENCE

      Post Office Address:         Schneider Small Cap Value Fund
                                   c/o PFPC Inc.
                                   PO Box 9837
                                   Providence, RI 02940

      Street Address:              Schneider Small Cap Value Fund
                                   c/o PFPC Inc.
                                   760 Moore Road
                                   King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION

      You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                                  -------------
                                  THE SCHNEIDER
                                   VALUE FUND
                                  -------------

                              OF THE RBB FUND, INC.

      This prospectus gives vital information about the Schneider Value Fund (the "Fund"), an investment portfolio of The RBB Fund, Inc. (the "Company"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

                                -----------------
                                   PROSPECTUS
                                DECEMBER 31, 2005
                                -----------------

--------------------------------------------------------------------------------
THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

[LOGO OF SCHNEIDER CAPITAL MANAGEMENT]                         December 31, 2005

SCHNEIDER CAPITAL MANAGEMENT

TABLE OF CONTENTS
--------------------------------------------------------------------------------

================================           FUND DESCRIPTION

A LOOK AT THE GOALS, STRATEGIES,               Investment Goal ...............................................................    3
RISKS AND FINANCIAL HISTORY OF                 Primary Investment Strategies .................................................    3
THE FUND.                                      Key Risks .....................................................................    3
                                               Risk/Return Information .......................................................    4
                                               Expenses and Fees .............................................................    5
                                               Financial Highlights ..........................................................    6
                                               Additional Information on the Fund's
                                                 Investment Objective and Principal Strategies ...............................    7
                                               Risks of Investing in the Fund ................................................    8
                                               Disclosure of Portfolio Holdings ..............................................    8

DETAILS ABOUT THE FUND'S SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                                     Investment Adviser ............................................................    9
                                               Portfolio Manager .............................................................    9
                                               Other Service Providers .......................................................   10

POLICIES AND INSTRUCTIONS FOR              SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                       Pricing of Fund Shares ........................................................   11
CLOSING AN ACCOUNT IN THE                      Market Timing .................................................................   11
FUND.                                          Purchase of Fund Shares .......................................................   12
                                               Redemption of Fund Shares .....................................................   14
================================               Dividends and Distributions ...................................................   16
                                               Taxes .........................................................................   16

                                           FOR MORE INFORMATION ......................................................   Back Cover

SCHNEIDER VALUE FUND -- FUND DESCRIPTION
--------------------------------------------------------------------------------

INVESTMENT GOAL

      The Fund seeks long-term capital growth by investing primarily in common stocks of companies that have a market capitalization of $1 billion or greater and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      Under normal circumstances, at least 65% of the Fund's net assets (including borrowings for investment purposes) will be invested in companies with capitalizations as described above. The Adviser examines various factors in determining the value characteristics of such companies including price-to-book value ratios and price-to-earnings ratios.

KEY RISKS

      o The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money.

      o Value investing involves the risk that the Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

RISK/RETURN INFORMATION

      The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart
assumes   reinvestment  of  dividends  and  distributions.   As  with  all  such
investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

   [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED METRIAL.]

                              2003              2004
                             ------            ------
                             57.85%            24.72%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above)

      Best Quarter:  22.75%(quarter ended June 30, 2003)

      Worst Quarter: (3.93)%(quarter ended March 31, 2003)

      Year-to-date total return for the nine months ended September 30, 2005:
      2.80%

AVERAGE ANNUAL TOTAL RETURNS

      The table below compares the Fund's average annual total returns for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for one year and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                       1 YEAR   SINCE INCEPTION*
Before Taxes                                                           24.72%        42.27%
After Taxes on Distributions                                           22.91%        40.40%
After Taxes on Distributions and Sale of Fund Shares                   16.63%        35.88%
------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index (reflects no deduction for fees,
expenses or taxes)(1)                                                  16.49%        25.09%

----------
*     Commenced operations on September 30, 2002.

(1) The Russell 1000(R) Value Index is an unmanaged index composed of the securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is comprised of the 1,000 largest U.S. companies based on total market capitalization. This index is segmented into growth and value categories.

EXPENSES AND FEES

      As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

      The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on annual expenses for the most recent fiscal year ended August 31, 2005.

      SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Redemption fee(1) ........................................           1.00%

      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
      ASSETS)

      Management fees ..........................................           0.70%
      Distribution and service (12b-1) fees ....................            None
      Other expenses(2) ........................................           0.68%
                                                                           -----
      Total annual Fund operating expenses .....................           1.38%
      Fee waiver and expense reimbursements(3) .................           0.53%
                                                                           -----
      Net expenses .............................................           0.85%
                                                                           =====

      (1) Shares of the Fund not purchased through reinvested dividends or capital gains distributions and held less than 90 days are subject to the above redemption fee. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. See "Redemption of Fund Shares -- Transaction Fee on Certain Redemptions" for more information. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

      (2) A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

      (3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006, to the extent that total annual Fund operating expenses exceed 0.85%.

      EXAMPLE:

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

        1 YEAR             3 YEARS*           5 YEARS*           10 YEARS*
        ------             --------           --------           ---------
          $87                $385               $705               $1,611

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 years, 5 years and 10 years examples reflect the waiver and reimbursement arrangement only for the first year.

FINANCIAL HIGHLIGHTS

      The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

                                                                            FOR THE           FOR THE          FOR THE PERIOD
                                                                           YEAR ENDED        YEAR ENDED      SEPTEMBER 30, 2002*
                                                                        AUGUST 31, 2005   AUGUST 31, 2004  THROUGH AUGUST 31, 2003
                                                                        ---------------   ---------------  -----------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .............................          $ 18.22           $ 14.81              $ 10.00
                                                                            -------           -------              -------
Net investment income ............................................             0.07              0.04                 0.07
Net realized and unrealized gain on investments(1) ...............             3.40              4.05                 4.77
                                                                            -------           -------              -------
Net increase in net assets resulting from operations .............             3.47              4.09                 4.84
                                                                            -------           -------              -------
Dividend and Distributions to shareholders from:
Net investment income ............................................            (0.05)            (0.06)               (0.03)
Net realized capital gains .......................................            (1.09)            (0.62)                0.00
                                                                            -------           -------              -------
Total dividends and distributions to shareholders ................            (1.14)            (0.68)               (0.03)
                                                                            -------           -------              -------
Net asset value, end of period ...................................          $ 20.55           $ 18.22              $ 14.81
                                                                            =======           =======              =======

Total investment return(2) .......................................            19.37%            28.21%               48.46%
                                                                            =======           =======              =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........................          $61,146           $38,406              $11,788
Ratio of expenses to average net assets(3) .......................             0.85%             0.85%                0.85%(4)
Ratio of expenses to average net assets without
   waivers and expense reimbursements ............................             1.38%             1.96%                4.01%(4)
Ratio of net investment income to average net assets(3) ..........             0.41%             0.35%                0.72%(4)
Portfolio turnover rate ..........................................            76.66%           116.60%               98.06%

*     Commencement of operations.

** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) The amounts shown for each share outstanding throughout the respective period are not in accordance with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective period.

(2) Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)   Includes waivers and reimbursements.

(4)   Annualized.

ADDITIONAL   INFORMATION  ON  THE  FUND'S  INVESTMENT  OBJECTIVE  AND  PRINCIPAL
STRATEGIES

      The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations of $1 billion or greater and which the Adviser believes are undervalued. The Fund's investment objective and the policies described above may be changed by the Board of Directors without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

      The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

      The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

      o     have low price-to-earnings and low price-to-book value ratios; and

      o are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

      The Fund may sell securities when the Adviser believes:

      o a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

      o a security appreciates in value to the point that it is considered to be overvalued;

      o the Fund's holdings should be rebalanced to include a more attractive stock or stocks; or

      o     an issuer's earnings potential is in jeopardy.

      The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

      The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business is in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

      While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers' acceptances issued by foreign or domestic banks or financial institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by Standard & Poor's, Moody's Investors Service or Fitch, Inc. and unrated commercial paper determined to be of comparable quality by the Adviser. The Adviser will determine when market conditions warrant temporary defensive measures.

RISKS OF INVESTING IN THE FUND

      Investing in the Fund involves the following principal risks:

      COMMON STOCK RISK. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

      FOREIGN SECURITY RISK. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

      o     seizure, expropriation or nationalization of a company's assets;

      o less publicly available information and differing regulations and standards;

      o     the  impact  of  political,   social  or  economic  instability,  or
            diplomatic events; and

      o securities that are less liquid and harder to value than those of a U.S. issuer.

      As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

      OPPORTUNITY RISK. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      VALUE STOCK RISK. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

      TEMPORARY INVESTMENT RISK. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

      CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

      PORTFOLIO TURNOVER. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable gains. It is expected that the Fund's portfolio turnover will range between 50% to 75%, however, it may be higher if the Adviser believes it will improve the Fund's performance.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (SAI).

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      Schneider Capital Management Company, located at 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, serves as the Fund's investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts and had aggregate total assets under management of approximately $4.3 billion as of September 30, 2005. Schneider Capital Management Company is 100% employee-owned, and was founded in 1996.

      For the fiscal year ended August 31, 2005, the Adviser received 0.30% of the Fund's average net assets in investment advisory fees from the Fund.

      A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2005.

PORTFOLIO MANAGER

      The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

      The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

      The following chart shows the Fund's service providers and includes their addresses and principal activities.

                                                   ========================================
                                                                 SHAREHOLDERS
                                                   ========================================
                                        _______________________________|____________________________
                                       |                                                            |
Distribution       =========================================                 =========================================
and
Shareholder                  PRINCIPAL DISTRIBUTOR                                        TRANSFER AGENT
Services
                             PFPC DISTRIBUTORS, INC.                                         PFPC INC.
                                 760 MOORE ROAD                                        301 BELLEVUE PARKWAY*
                            KING OF PRUSSIA, PA 19406                                   WILMINGTON, DE 19809

                   Distributes shares of the Fund.                              Handles shareholder services,
                                                                                including recordkeeping and
                                                                                statements, distribution of dividends
                                                                                and processing of buy and sell
                   =========================================                    requests.
Asset              =========================================
Management                                                                      *DO NOT USE THIS ADDRESS FOR
                               INVESTMENT ADVISER                               PURCHASES AND REDEMPTIONS. PLEASE
                                                                                SEE "PURCHASE OF FUND SHARES" AND
                        BOGLE INVESTMENT MANAGEMENT, L.P.                       "REDEMPTION OF FUNDS" SECTIONS FOR
                                57 RIVER STREET                                 FURTHER INSTRUCTIONS.
                                   SUITE 206
                              WELLESLEY, MA 02481                             =========================================
                                                                              =========================================
                    Manages the Fund's investment activities.
                                                                                              CUSTODIAN


                   =========================================                             PFPC TRUST COMPANY
Fund               =========================================                           8800 TINICUM BOULEVARD
Operations                                                                                   SUITE 200
                             ADMINISTRATOR AND FUND                                    PHILADELPHIA, PA 19153
                                ACCOUNTING AGENT
                                                                               Holds the Fund's assets, settles
                                    PFPC INC.                                  all portfolio trades and collects most
                              301 BELLEVUE PARKWAY                             of the valuation data required for
                              WILMINGTON, DE 19809                             calculating the Fund's net asset value.

                      Provides facilities, equipment and                     =========================================
                      personnel to carry out administrative
                      services related to the Fund and
                      calculates the Fund's net asset value,
                      dividends and distributions.

                   =========================================
                                                                       |
                                                   ========================================
                                                              BOARD OF DIRECTORS
                                                    Supervises the Fund's activities.
                                                   ========================================

SCHNEIDER VALUE FUND
SCHNEIDER CAPITAL MANAGEMENT COMPANY

ACCOUNT APPLICATION

PLEASE NOTE: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-520-3277.

                          (Please check the appropriate box(es).)    [ ] Individual   [ ] Joint Tenant   [ ]  Other

-------------             ----------------------------------------------------------------------------------------------------------
1                         NAME                  SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER**                DATE OF BIRTH**
Account
Registration:             I AM A   [ ] U.S. CITIZEN                   [ ] RESIDENT ALIEN                 [ ]    NON-RESIDENT ALIEN**
-------------
                          ----------------------------------------------------------------------------------------------------------
                          COUNTRY OF TAX RESIDENCY OF PRIMARY OWNER

                          ----------------------------------------------------------------------------------------------------------
                          GOVERNMENT ISSUED ID (FOR NON-U.S. CITIZENS) INCLUDE NUMBER, ID TYPE (eg PASSPORT) AND COUNTY OF ISSUANCE

                          ----------------------------------------------------------------------------------------------------------
                          NAME OF JOINT OWNER   JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #**                     DATE OF BIRTH**

                          I AM A   [ ] U.S. CITIZEN                   [ ] RESIDENT ALIEN                 [ ]    NON-RESIDENT ALIEN**

                          ----------------------------------------------------------------------------------------------------------
                          COUNTRY OF TAX RESIDENCY OF JOINT OWNER**

                          ----------------------------------------------------------------------------------------------------------
                          GOVERNMENT ISSUED ID (FOR NON-U.S. CITIZENS) INCLUDE NUMBER, ID TYPE (eg PASSPORT) AND COUNTY OF ISSUANCE

                          For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

--------------
GIFT TO MINOR:            [ ] UNIFORM GIFTS/TRANSFER TO MINOR'S ACT
--------------

                          UNDER THE ___________________ UGMA/UTMA (circle one)
                                          STATE

                          ----------------------------------------------------------------------------------------------------------
                          NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)     CUSTODIAN'S SOCIAL SECURITY NUMBER **     DATE OF BIRTH**

                          ----------------------------------------------------------------------------------------------------------
                          NAME OF MINOR (ONLY ONE PERMITTED)               MINOR'S SOCIAL SECURITY NUMBER            DATE OF BIRTH**

                          ----------------------------------------------------------------------------------------------------------
                          NAME OF CORPORATION, PARTNERSHIP, TRUST OR OTHER (NAME OF LEGAL ENTITY)
------------------
CORPORATION,              ----------------------------------------------------------------------------------------------------------
PARTNERSHIP, TRUST        CORPORATION, PARTNERSHIP, TRUST OR OTHER'S TAXPAYER ID NUMBER **                             DATE OF TRUST
OR OTHER ENTITY:
------------------        ----------------------------------------------------------------------------------------------------------
                          NAME OF FIDUCIARY or TRUSTEE               FIDUCIARY or TRUSTEE SOCIAL SECURITY NUMBER**   DATE OF BIRTH**

                                                     ---------------------------
                                                     NOT PART OF THE PROSPECTUS
                                                     ---------------------------

------------              RESIDENCY ADDRESS**: (YOU MUST PROVIDE A STREET ADDRESS)
2
Address                   ----------------------------------------------------------------------------------------------------------
Information:              STREET                                                                                    APARTMENT NUMBER
------------
                          ----------------------------------------------------------------------------------------------------------
                          CITY                                             STATE                                            ZIP CODE

                          ----------------------------------------------------------------------------------------------------------
                          DAY PHONE NUMBER                                                                      EVENING PHONE NUMBER

                          JOINT OWNER OR MINOR'S RESIDENCY ADDRESS

                          ----------------------------------------------------------------------------------------------------------
                          STREET                                                                                    APARTMENT NUMBER

                          ----------------------------------------------------------------------------------------------------------
                          CITY                                             STATE                                            ZIP CODE

                          MAILING ADDRESS: (YOU MAY PROVIDE A P.O. BOX)

                          [ ] Check here if your mailing address is the same as your residency address.

                          ----------------------------------------------------------------------------------------------------------
                          STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

                          ----------------------------------------------------------------------------------------------------------
                          CITY                                             STATE                                            ZIP CODE

                          ----------------------------------------------------------------------------------------------------------
                          **  IDENTITY VERIFICATION PROCEDURES NOTICE. The USA PATRIOT ACT requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the
                              New Account Application, you will be required to supply the Funds with certain information for all persons owning or permitted to act on an account, that will assist the Funds in verifying your identity. This includes date of birth, taxpayer identification number and street address. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the
                              Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
                          ----------------------------------------------------------------------------------------------------------

------------              Minimum initial investment of $20,000.                 Amount of investment $__________
3
Investment                Make the check payable to Schneider Value Fund.
Information:
------------
                          Shareholders may not purchase shares of this Fund with a check issued by a third party and endorsed over to the Fund.

------------              NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected below,
DISTRIBUTION              both dividends and capital gains will be reinvested in additional Fund shares.
OPTIONS:
------------              DIVIDENDS:  Pay by check [ ]      Reinvest [ ]   CAPITAL GAINS:   Pay by check [ ]         Reinvest [ ]

                                                     --------------------------
                                                     NOT PART OF THE PROSPECTUS
                                                     --------------------------

-----------               To use this option, you must initial the appropriate line below.
4
Telephone                 I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my
Redemption:               account(s) by telephone in accordance with the procedures and conditions set forth in the Fund's current
-----------               prospectus.

                          ----------------------   --------------
                            individual initial      joint initial    Redeem shares, and send the proceeds to the address of record.

---------------           ----------------------------------------------------------------------------------------------------------
BANK OF RECORD:           BANK NAME                                                                       STREET ADDRESS OR P.O. BOX
---------------
                          ----------------------------------------------------------------------------------------------------------
                          CITY                                             STATE                                            ZIP CODE

                          ----------------------------------------------------------------------------------------------------------
                          BANK ABA NUMBER                                                                        BANK ACCOUNT NUMBER

                          ----------------------------------------------------------------------------------------------------------
-----------               THE UNDERSIGNED WARRANTS THAT I (WE) HAVE FULL AUTHORITY AND, IF A NATURAL PERSON, I (WE) AM (ARE) OF
5                         LEGAL AGE TO PURCHASE SHARES PURSUANT TO THIS ACCOUNT APPLICATION, AND I (WE) HAVE RECEIVED A CURRENT
Signatures:               PROSPECTUS FOR THE FUND IN WHICH I (WE) AM (ARE) INVESTING.
-----------
                          UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOW-
                          ING CERTIFICATION:

                          UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                          (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A
                              NUMBER TO BE ISSUED TO ME), AND

                          (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (a) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (b) I HAVE
                              NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO 28% BACKUP WITHHOLDING AS A
                              RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (c) THE IRS HAS NOTIFIED ME THAT I AM NO
                              LONGER SUBJECT TO BACKUP WITHHOLDING.

                          (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

                          NOTE: YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY
                          SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX
                          RETURN. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
                          THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                          ----------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------------------
                          SIGNATURE OF APPLICANT                                                                       DATE

                          ----------------------------------------------------------------------------------------------------------
                          PRINT NAME                                                                           TITLE (IF APPLICABLE)

                          ----------------------------------------------------------------------------------------------------------
                          SIGNATURE OF JOINT OWNER                                                                     DATE

                          ----------------------------------------------------------------------------------------------------------
                          PRINT NAME                                                                           TITLE (IF APPLICABLE)

                          (If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

                          For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-520-3277.

                          MAIL COMPLETED ACCOUNT APPLICATION AND CHECK TO:        THE SCHNEIDER VALUE FUND
                                                                                  C/O PFPC INC.
                                                                                  P.O. BOX 9837
                                                                                  PROVIDENCE, RI 02940

                                                     --------------------------
                                                     NOT PART OF THE PROSPECTUS
                                                     --------------------------
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SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

      Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

                         Value of Assets Attributable to the Fund
          NAV =        - Value of Liabilities Attributable to the Fund
                       -------------------------------------------------
                         Number of Outstanding Shares of the Fund

      The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

      The Fund's  securities are valued using the closing price or the last sale price on the  national  securities  exchange or on the National  Association  of
Securities  Dealers  Automatic  Quotation System  ("NASDAQ") market system where they are primarily  traded. If there were no sales on that day or the securities are traded on other  over-the-counter  markets, the mean of the last bid and ask price prior to the market close is used.  Short-term  debt  securities  having a remaining  maturity  of 60 days or less are  valued  at  amortized  cost,  which approximates  market  value.  Debt  securities  having a  remaining  maturity of greater  than 60 days are valued at the mean of the bid and ask  prices.  If the
Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.  With the approval of the Company's Board of Directors,  the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's  securities.  If market quotations are unavailable or deemed unreliable,  securities  will  be  valued  by  the  Fund's  Valuation  Committee following  procedures adopted by the Company's Board of Directors.  In addition, the prices of foreign  securities may be affected by events that occur after the close of a foreign  market  but  before  the Fund  prices  its  shares.  In such
instances,   the  Fund's  Valuation   Committee  may  fair  value  such  foreign
securities.  The use of an independent  service and fair  valuation  involve the risk that the values used by the Fund to price its  investments may be higher or lower than the values used by other investment  companies and investors to price the same investments.

MARKET TIMING

      Market  timing is defined as  effecting  frequent  trades into or out of a fund in an effort to  anticipate or time market  movements.  Due to the frequent and disruptive  nature of this activity,  it can adversely impact the ability of the Adviser to invest assets in an orderly,  long-term  manner,  which, in turn, may adversely  impact the  performance  of the Fund. In addition,  such activity also may  result in  dilution  in the  value of Fund  shares  held by  long-term shareholders,  adverse tax consequences to shareholders and increased  brokerage and  administrative  costs.  There is no assurance that the Fund will be able to
identify   market   timers,   particularly   if  they  are   investing   through
intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders. In addition, the Fund charges a redemption fee of 1.00% on shares redeemed within 90 days of purchase. For further information on redemptions, please see the section entitled "Shareholder Information -Redemptions of Fund Shares."

      The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

                                       11


PURCHASE OF FUND SHARES

      Shares are offered on a continuous basis and are sold without any sales charges. You may purchase the Fund's shares directly from the Fund at the NAV per share next calculated after your order is received by PFPC Inc. ("Transfer Agent") in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

      Investors may be charged a fee if they effect transactions through a broker or agent. Certain service organizations, including corporations, trusts, foundations or broker-dealers ("Service Organizations") may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

      The Fund relies upon the integrity of the Service Organization to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Fund's net asset value in order to obtain that day's price.

      INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Value Fund. Third party endorsed checks or foreign checks will not be accepted.

      Schneider Value Fund
      c/o PFPC Inc.
      P.O. Box 9837
      Providence, RI 02940

      OR OVERNIGHT TO:

      Schneider Value Fund
      c/o PFPC Inc.
      101 Sabin Street
      Pawtucket, RI 02860-1427

      Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

      PNC Bank, N.A.
      Philadelphia, Pennsylvania 19103
      ABA# 0310-0005-3
      Account #86-0172-6452
      F/B/O Schneider Value Fund
      Ref. (Shareholder or Account Name; Account Number)

      Federal funds purchases will be accepted only on a day on which the Fund and PNC Bank, N.A. are open for business.

      ADDITIONAL INVESTMENTS. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Schneider Value Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

      AUTOMATIC INVESTMENT PLAN. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-877-264-5346, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

      RETIREMENT PLANS/IRA ACCOUNTS. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the transfer agent at (888) 520-3277. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, including the Directors of the Company, who may be subject to cumulative, maximum purchase amounts.

      Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places.

      The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

      You may redeem shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

      You may redeem shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to Schneider Value Fund, c/o PFPC Inc., P.O. Box 9837, Providence, RI 02940, or for overnight delivery to Schneider Value Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

      o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

      o     any required Medallion signature guarantees, which are required when
            (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

      o     other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Transfer Agent at
(888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the Telephone Redemption Option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      TRANSACTION FEE ON CERTAIN REDEMPTIONS. The Fund requires the payment of a transaction fee on redemptions of shares held for less than 90 days equal to 1.00% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, NOT to the Adviser, distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gains distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.

      SYSTEMATIC WITHDRAWAL PLAN. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. The Fund requires the payment of a transaction fee on redemptions of shares held for less than 90 days equal to 1.00% of the NAV of such shares redeemed at the time of redemption. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

      You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.

      INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem your account at any time the value of the account falls below $1,000 as the result of a redemption or an exchange request.

      You will be notified in writing that the value of your account is less than $1,000 and will be allowed 30 days to make additional investments before the redemption is processed.

DIVIDENDS AND DISTRIBUTIONS

      The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

      The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

      The ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.

TAXES

      The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      FEDERAL TAXES. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

      Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

      Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

      Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

      A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

      If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

      SALES AND EXCHANGES. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

      Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

      IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

      BACKUP WITHHOLDING. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

      U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Distributions by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a ""foreign shareholder"") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by the Fund from U.S. sources are also generally not subject to withholding tax.

      STATE AND LOCAL TAXES. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

      SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

      Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U. S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

      More information about taxes is contained in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                            THE SCHNEIDER VALUE FUND

FOR MORE INFORMATION:

      This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Schneider Value Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These reports will contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report will include Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

      An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the Fund, along with the Fund's annual and semi-annual reports, are not available on the Adviser's website but may be obtained free of charge, by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

SHAREHOLDER ACCOUNT SERVICE REPRESENTATIVES

      Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

PURCHASES AND REDEMPTIONS

      Call your registered representative or (888) 520-3277.

WRITTEN CORRESPONDENCE

      Post Office Address:        Schneider Value Fund
                                  c/o PFPC Inc.
                                  PO Box 9837
                                  Providence, RI 02940

           Street Address:        Schneider Value Fund
                                  c/o PFPC Inc.
                                  760 Moore Road
                                  King of Prussia, PA 19406

SECURITIES AND EXCHANGE COMMISSION

      You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

================================================================================

                                      BOGLE
                                   INVESTMENT
                                   MANAGEMENT

                              SMALL CAP GROWTH FUND
                              OF THE RBB FUND, INC.

                               INSTITUTIONAL CLASS
                                 INVESTOR CLASS

                                   PROSPECTUS
                                DECEMBER 31, 2005

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

================================================================================

================================================================================

                               TABLE OF CONTENTS

A LOOK AT GOALS, STRATEGIES, RISKS AND FINANCIAL HISTORY
   FUND DESCRIPTION

   Investment Objective ...................................................    1
   Primary Investment Strategies ..........................................    1
   Key Risks ..............................................................    1
   Risk/Return Information ................................................    2
   Expenses and Fees ......................................................    4
   Financial Highlights ...................................................    6
   Additional Information on the Fund's Investment Objective and
     Principal Strategies .................................................    7
   Risks of Investing in the Fund .........................................    8
   Disclosure of Portfolio Holdings .......................................    8

DETAILS ON THE MANAGEMENT AND OPERATIONS OF THE FUND
   MANAGEMENT OF THE FUND

   Investment Adviser .....................................................    9
   Other Service Providers ................................................   10

POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN
ACCOUNT IN THE FUND
   SHAREHOLDER INFORMATION

   Pricing of Fund Shares .................................................   11
   Market Timing ..........................................................   11
   Purchase of Fund Shares ................................................   12
   Redemption of Fund Shares ..............................................   16
   Dividends and Distributions ............................................   18
   Taxes ..................................................................   18
   Considerations for Taxable Investors ...................................   21
   FOR MORE INFORMATION ............................................  Back Cover

================================================================================

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                  (THE "FUND")

On March 7, 2002, the Bogle Investment Management Small Cap Growth Fund of The RBB Fund, Inc. (the "Company") was closed to new investors. Please read "OTHER PURCHASE INFORMATION" on page 15 for more information.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The Fund's investment objective is to provide long-term capital appreciation.

--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund seeks to achieve its objective by investing under normal circumstances, at the time of purchase, at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations under $2.0 billion ("Small Cap Stocks") that Bogle Investment Management, L.P. (the "Adviser") believes are likely to appreciate more than the Russell 2000(R) Index as defined below. Shareholders will be notified by the Fund sixty days in advance of any change in this policy. The Fund will primarily invest in securities principally traded in the U.S. markets. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000(R) Index. The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects.

--------------------------------------------------------------------------------
KEY RISKS
--------------------------------------------------------------------------------

o Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

o The Fund will invest in Small Cap Stocks that may be more volatile than investments in issuers with a market value greater than $2.0 billion. Issuers of Small Cap Stocks are not as diversified in their business activities as issuers with market values greater than $2.0 billion and are more susceptible to changes in the business cycle.

o The net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

o Although the Fund will invest in stocks that the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

For more detail on the principal risks summarized here, please see "RISKS OF INVESTING IN THE FUND" on page 8.

--------------------------------------------------------------------------------
RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

The chart below illustrates the long-term performance of the Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

                                 INVESTOR CLASS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED METRIAL.]

                 2000   2001     2002     2003    2004
                -----   ----   -------   -----   -----
                26.83%  5.07%  (17.56)%  58.66%  10.78%

      Best and Worst Quarterly Performance (for the periods reflected in the chart above):

            Best Quarter: 24.31% (quarter ended June 30, 2003)

            Worst Quarter: (18.93)% (quarter ended September 30, 2002)

      Year-to-date total return for the nine months ended September 30, 2005:
      11.28%

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's average annual total returns for the past calendar year, the past five calendar years and the period since inception through December 31, 2004 to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). After-tax returns are shown for only the Investor Class and may vary for the Institutional Class. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                   ANNUALIZED
                                             1 YEAR   5 YEARS   SINCE INCEPTION*
                                             ------   -------   ----------------

Investor Class Before Taxes                   10.78%   14.06%        19.18%
Investor Class After Taxes on Distributions    9.02%   13.39%        18.51%
Investor Class After Taxes on Distributions
   and Sale of Fund Shares                     8.62%   12.03%        16.71%
Institutional Class Before Taxes              10.86%   14.13%        19.25%
--------------------------------------------------------------------------------
Russell 2000(R) Index (reflects no
   deduction for fees, expenses or
   taxes)(1)                                  18.33%    6.61%         9.76%

*     Commenced operations on October 1, 1999.

(1) The Russell 2000(R) Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations. Currently, the market capitalization range of the companies in the Russell 2000(R) Index is $665 million to $1.8 billion. Please note that this range is as of a particular point in time and is subject to change.

--------------------------------------------------------------------------------
EXPENSES AND FEES
--------------------------------------------------------------------------------

As a shareholder, you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on expenses for the most recent fiscal year ended August 31, 2005.

                                                      INSTITUTIONAL   INVESTOR
                                                          CLASS       CLASS(1)
                                                      -------------   ---------
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees ...................................        1.00%         1.00%
Distribution (12b-1) fees .........................        None          None
Other expenses(1)(2) ..............................        0.46%         0.56%
                                                      ---------       -------
Total annual Fund operating expenses ..............        1.46%         1.56%
Fee waivers/reimbursements(3) .....................       (0.21)%       (0.21)%
                                                      ---------       -------
Net expenses ......................................        1.25%         1.35%
                                                      =========       =======

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) The Fund's Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate not to exceed 0.25% of the average daily net asset value of Investor Class Shares for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in the Investor Class' "Other expenses."

(2) "Other expenses" include audit, administration, custody, shareholder servicing (Investor Class only), legal, registration, transfer agency and miscellaneous other charges for Institutional Class and Investor Class. A $15.00 custodial maintenance fee is charged per Investor Class IRA account per year.

(3) The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2006 to the extent that total annual Fund operating expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. The Adviser, in its discretion, has the right to extend this waiver.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

o     you reinvested all dividends and distributions;

o     the average annual total return was 5%;

o     operating expenses remain the same; and

o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*
                                        ------   --------   --------   ---------
               Institutional Class      $  127   $    441   $    777   $   1,728
               Investor Class           $  137   $    472   $    830   $   1,839

* The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2006. Thus, the 3 years, 5 years and 10 years examples reflect the waiver and reimbursement arrangement only for the first year.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

                                                 FOR THE                    FOR THE                    FOR THE
                                                YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                             AUGUST 31, 2005            AUGUST 31, 2004            AUGUST 31, 2003
                                        ------------------------   ------------------------   ------------------------
                                        INSTITUTIONAL   INVESTOR   INSTITUTIONAL   INVESTOR   INSTITUTIONAL   INVESTOR
                                            CLASS         CLASS        CLASS         CLASS        CLASS         CLASS
                                        -------------   --------   -------------   --------   -------------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period ..............................   $   24.99     $  24.91     $   22.71     $  22.65     $   17.83     $  17.80
                                          ---------     --------     ---------     --------     ---------     --------

Net investment loss ...................       (0.22)       (0.23)        (0.16)*      (0.18)*       (0.11)*      (0.12)*
Net realized and unrealized gain
  (loss) on investments ...............        6.49         6.45          2.44*        2.44*         4.99*        4.97*
                                          ---------     --------     ---------     --------     ---------     --------

Net increase (decrease) in net
  assets resulting from
  operations ..........................        6.27         6.22          2.28         2.26          4.88         4.85
                                          ---------     --------     ---------     --------     ---------     --------

Distributions to shareholders
  from:
Net realized capital gains ............       (2.48)       (2.48)           --           --            --           --
                                          ---------     --------     ---------     --------     ---------     --------
Net asset value, end of period ........   $   28.78     $  28.65     $   24.99     $  24.91     $   22.71     $  22.65
                                          =========     ========     =========     ========     =========     ========

Total investment return(1) ............       27.34%       27.22%        10.04%        9.98%        27.37%       27.25%
                                          =========     ========     =========     ========     =========     ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) .....................   $ 177,359     $134,054     $ 175,642     $124,031     $ 132,845     $112,508
Ratio of expenses to average
  net assets with waivers and
  reimbursements ......................        1.25%        1.35%         1.25%        1.35%         1.25%        1.35%
Ratio of expenses to average net
  assets without waivers and
  reimbursements ......................        1.46%        1.56%         1.44%        1.54%         1.50%        1.60%
Ratio of net investment loss to
  average net assets ..................       (0.73)%      (0.83)%       (0.61)%      (0.70)%       (0.60)%      (0.69)%
Portfolio turnover rate ...............      129.18%      129.18%       129.18%      129.18%       122.39%      122.39%

                                                 FOR THE                   FOR THE
                                               YEAR ENDED                 YEAR ENDED
                                             AUGUST 31, 2002            AUGUST 31, 2001
                                        ------------------------   ------------------------
                                        INSTITUTIONAL   INVESTOR   INSTITUTIONAL   INVESTOR
                                            CLASS         CLASS        CLASS         CLASS
                                        -------------   --------   -------------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period ..............................   $   19.52     $  19.49      $  20.91     $  20.89
                                          ---------     --------      --------     --------

Net investment loss ...................       (0.02)       (0.03)        (0.07)*      (0.09)*
Net realized and unrealized gain
  (loss) on investments ...............       (1.67)       (1.66)        (0.66)*      (0.65)*
                                          ---------     --------      --------     --------

Net increase (decrease) in net
  assets resulting from
  operations ..........................       (1.69)       (1.69)        (0.73)       (0.74)
                                          ---------     --------      --------     --------

Distributions to shareholders
  from:
Net realized capital gains ............          --           --         (0.66)       (0.66)
                                          ---------     --------      --------     --------

Net asset value, end of period ........   $   17.83     $  17.80      $  19.52     $  19.49
                                          =========     ========      ========     ========

Total investment return(1) ............       (8.66)%      (8.67)%       (3.39)%      (3.45)%
                                          =========     ========      ========     ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) .....................   $  80,639     $ 88,920      $ 36,526     $ 54,255
Ratio of expenses to average
  net assets with waivers and
  reimbursements ......................        1.25%        1.27%         1.25%        1.35%
Ratio of expenses to average net
  assets without waivers and
  reimbursements ......................        1.50%        1.60%         1.68%        1.78%
Ratio of net investment loss to
  average net assets ..................       (0.11)%      (0.20)%       (0.36)%      (0.46)%
Portfolio turnover rate ...............      140.27%      140.27%       125.99%      125.99%

----------
*     Calculated based on average shares outstanding for the period.

(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL
STRATEGIES
--------------------------------------------------------------------------------

The investment objective of the Fund is to provide long-term capital appreciation. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000(R) Index. The Russell 2000(R) Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations.

The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Fund will primarily invest in securities principally traded in the U.S. markets. The Fund may also invest in futures contracts and options on futures contracts as an alternative to purchasing a specified type of security.

The Adviser will determine the size of each position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Company's Board of Directors can change the investment objective of the Fund. However, shareholders will be given notice before any change is made.

The Fund's long positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored American Depositary Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The ADRs may not necessarily be denominated in the same currency as the foreign securities underlying the ADRs. The Fund will not invest directly in equity securities that are principally traded outside of the United States.

In addition to investments expected to meet the preceding criteria, the Fund may also invest in certain instruments related to the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500(R) Index") and the Russell 2000(R) Index (described above). The S&P 500(R) Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500(R) Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index. The Fund may invest in S&P 500(R) Index futures, options on S&P 500(R) Index futures, Russell 2000(R) Index futures and equity swap contracts.

The Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market or economic situations, as determined by the Adviser, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of U.S. and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money-market deposit accounts. To the extent the Fund employs a temporary investment strategy, the Fund may not achieve its investment objective.

--------------------------------------------------------------------------------
RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of long-term capital appreciation. Additionally, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy and may invest in stocks that underperform the market.

The value of the fixed income securities held by the Fund, and thus the NAV of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates.

The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is more volatile and risky than some other forms of investment.

SECURITIES OF SMALL COMPANIES

Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. While securities of small market value companies may offer greater opportunity for capital appreciation than the securities of larger companies, investment in smaller companies presents greater risks than investment in larger, more established companies. Historically, small market value stocks have been more volatile in price than larger market value stocks. Among the reasons for the greater price volatility of small market value stocks are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and changes in competitive, business, industry and economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. The Fund should not be considered suitable for you if you are unable or unwilling to assume the risks of loss associated with such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (SAI).

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Adviser's principal address is 57 River Street, Suite 206, Wellesley, Massachusetts 02481. The Adviser manages the Fund's investment activities, subject to the authority of the Company's Board of Directors. The Adviser has provided investment management and investment advisory services to the Fund and other institutional accounts since 1999. The Adviser also serves as a shareholder servicing agent to the Investor Class of the Fund pursuant to a Shareholder Servicing Agreement between the Company and the Adviser.

For the fiscal year ended August 31, 2005, the Adviser received 0.93% of the Fund's average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2005.

PORTFOLIO MANAGER

John C. Bogle, Jr. serves as portfolio manager of the Fund. Mr. Bogle founded the Adviser in 1999 and currently serves as its President. From 1990 to 1999, Mr. Bogle was a Managing Director of Numeric Investors LLC(R) (formerly Numeric Investors L.P.), a quantitative investment management firm.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

--------------------------------------------------------------------------------
OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

The following chart shows the Fund's service providers and includes their addresses and principal activities.


                                                   ========================================
                                                                 SHAREHOLDERS
                                                   ========================================
                                        _______________________________|____________________________
                                       |                                                            |
Distribution       =========================================                 =========================================
and
Administrative               PRINCIPAL DISTRIBUTOR                                        TRANSFER AGENT
Services
                             PFPC DISTRIBUTORS, INC.                                         PFPC INC.
                                 760 MOORE ROAD                                        301 BELLEVUE PARKWAY*
                            KING OF PRUSSIA, PA 19406                                   WILMINGTON, DE 19809

                   Distributes shares of the Fund and provides                  Handles shareholder services,
                   various administrative services to beneficial                including recordkeeping and
                   owners of the Fund.                                          statements, distribution of dividends
                                                                                and processing of buy and sell
                   =========================================                    requests.
Asset              =========================================
Management                                                                      *DO NOT USE THIS ADDRESS FOR
and                            INVESTMENT ADVISER                               PURCHASES AND REDEMPTIONS. PLEASE
Shareholder                                                                     SEE "PURCHASE OF FUND SHARES" AND
Services                        SCHNEIDER CAPITAL                               "REDEMPTION OF FUNDS" SECTIONS FOR
                                MANAGEMENT COMPANY                              FURTHER INSTRUCTIONS.
                      460 EAST SWEDESFORD ROAD, SUITE 1080
                                 WAYNE, PA 19087                              =========================================
                                                                              =========================================
                    Manages the Fund's investment activities.
                                                                                              CUSTODIAN

                   =========================================                             PFPC TRUST COMPANY
Fund               =========================================                           8800 TINICUM BOULEVARD
Operations                                                                                   SUITE 200
                             ADMINISTRATOR AND FUND                                    PHILADELPHIA, PA 19153
                                ACCOUNTING AGENT
                                                                               Holds the Fund's assets, settles
                                    PFPC INC.                                  all portfolio trades and collects most
                              301 BELLEVUE PARKWAY                             of the valuation data required for
                              WILMINGTON, DE 19809                             calculating the Fund's net asset value.

                      Provides facilities, equipment and                     =========================================
                      personnel to carry out administrative
                      services related to the Fund and
                      calculates the Fund's net asset value,
                      dividends and distributions.

                   =========================================
                                                                       |
                                                   ========================================
                                                              BOARD OF DIRECTORS
                                                    Supervises the Fund's activities.
                                                   ========================================

                             SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:

                    Value of Assets Attributable to a Class
          NAV  =  - Value of Liabilities Attributable to the same Class
                    -----------------------------------------------------
                    Number of Outstanding Shares of the Class

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases or redemptions of Fund shares at the next NAV calculated after receipt of your order or request in proper form.

The Fund's securities are valued using the closing price or the last sale price on the national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having a remaining maturity of greater than 60 days are valued at the mean of the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee following procedures adopted by the Company's Board of Directors. The use of an independent service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

--------------------------------------------------------------------------------
MARKET TIMING
--------------------------------------------------------------------------------

Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Fund. In addition, such activity also may result in dilution in the value of Fund shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Fund shares by shareholders.

The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------
PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------
On March 7, 2002, the Fund was closed to new investors, subject to the limitations discussed on page 15.

PURCHASE OF INSTITUTIONAL SHARES THROUGH AN INSTITUTIONAL ORGANIZATION

Institutional shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Institutional Organizations"). If you purchase Institutional shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this prospectus in light of the terms governing accounts with their Institutional Organization. The Fund does not pay to or receive compensation from Institutional Organizations for the sale of Institutional shares.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Institutional Organization or its authorized designee. If a purchase order is not received by the Fund in good order, PFPC Inc. (the "Transfer Agent") will contact the Institutional Organizations to determine the status of the purchase order.

The Fund relies upon the integrity of the Institutional Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Institutional Organizations properly submitted to it all purchase and redemption orders received from the Institutional Organization's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

PURCHASE OF INVESTOR SHARES THROUGH A SHAREHOLDER SERVICING AGENT

Purchase orders for Investor shares may be placed through a financial intermediary ("Shareholder Servicing Agent"). Investor shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Investor shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent or the Fund's Distributor.

Certain Shareholder Servicing Agents may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Shareholder Servicing Agent or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when the Shareholder Servicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Shareholder Servicing Agents to determine the status of the purchase order.

The Fund relies upon the integrity of the Shareholder Servicing Agent to ensure that orders are timely and properly submitted. The Fund cannot assure you that Shareholder Servicing Agents properly submitted to it all purchase and redemption orders received from the Shareholder Servicing Agent's customers before the time for determination of the Fund's NAV in order to obtain that day's price.

PURCHASE OF INSTITUTIONAL AND INVESTOR SHARES THROUGH THE FUND'S TRANSFER AGENT

You may also purchase Institutional and Investor shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

INITIAL INVESTMENT BY MAIL. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) payable to Bogle Investment Management Small Cap Growth Fund:

Bogle Investment Management Small Cap Growth Fund
c/o PFPC Inc.
P.O. Box 9809
Providence, RI 02940

or overnight to:
Bogle Investment Management Small Cap Growth Fund
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve
Bank) before acceptance by the Fund. No third party endorsed checks (including checks issued by credit card companies) or foreign checks will be accepted as payment for shares.

INITIAL INVESTMENT BY WIRE. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) to PNC Bank, N.A. (see instructions below). A completed Account Application should be forwarded to the Fund at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m., Eastern time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.
Philadelphia, Pennsylvania
ABA# 0310-0005-3
Account # 86-1282-3004
F/B/O Bogle Investment Management Small Cap Growth Fund
Ref. (Account Number)
Shareholder or Account Name

Federal funds purchases will be accepted only on a day on which the Fund and PNC Bank, N.A. are open for business.

ADDITIONAL INVESTMENTS. Additional investments may be made at any time ($5,000 minimum for Institutional shares and $250 minimum for Investor shares ($100 minimum for IRA accounts accepted for Investor shares)) by purchasing shares at the NAV per share of the Fund by mailing a check to the Fund at the address noted under "Initial Investment by Mail" (payable to Bogle Investment Management Small Cap Growth Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m., Eastern time, on the business day prior to the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

AUTOMATIC INVESTMENT PLAN. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-877-264-5346, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $10,000 for Investor shares and $1,000,000 for Institutional shares. Minimum monthly payments are $100 for Investor Class shares and $1,000 for Institutional Class shares, and minimum quarterly payments are $300 and $3,000 respectively.

RETIREMENT PLANS/IRA ACCOUNTS. A $15.00 retirement custodial maintenance fee is charged per Investor Class IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (877) 264-5346. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of Institutional and Investor shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and, subject to the Board of Director's discretion, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to the Board of Director's discretion, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who may be subject to cumulative, maximum purchase amounts, as follows:

      a. Persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

      b. Existing and future clients of the Adviser and of Financial Advisers and Planners whose clients already hold shares of the Fund,

      c. Employees of the Adviser and their families, and

      d. Directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Director's discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

GOOD ORDER. You must include complete and accurate required information on your purchase request. Please see "Purchase of Fund Shares" for instructions. Purchase requests not in good order may be rejected.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

--------------------------------------------------------------------------------
REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------

You may redeem Institutional and Investor shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem Institutional and Investor shares of the Fund by mail, or, if you are authorized, by telephone (EXCLUDING RETIREMENT ACCOUNTS WHERE PFPC TRUST COMPANY ACTS AS CUSTODIAN). The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

REDEMPTION BY MAIL. Your redemption requests should be addressed to Bogle Investment Management Small Cap Growth Fund, c/o PFPC Inc., P.O. Box 9809, Providence, RI 02940, or for overnight delivery to Bogle Investment Management Small Cap Growth Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

o     the share certificates, if issued;

o a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

o any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $50,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker-dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized signature guarantee Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

o other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

REDEMPTION BY TELEPHONE. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. Please note that the Telephone Redemption Option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Fund at 1-877-264-5346 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is below $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

INVESTOR CLASS

If you purchased Investor shares through a Shareholder Servicing Agent, you must place all redemption orders for Investor shares through that Shareholder Servicing Agent in accordance with instructions or limitations pertaining to your account with your Shareholder Servicing Agent. Redemption orders for Investor shares are effected at the NAV next determined after the order is received by the Fund's Transfer Agent. While no redemption fee is imposed by the Fund, Shareholder Servicing Agents may charge your account for redemption services. You should contact your Shareholder Servicing Agent or the Fund's Transfer Agent for further information regarding redemption of Investor shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

PROPER FORM. You must include complete and accurate required information on your redemption request. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in proper form may be delayed.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares and pays dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, substantially all net realized capital gains, if any, earned. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class may differ.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FEDERAL TAXES. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

SALES AND EXCHANGES. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAs AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2006, the withholding rate is 28%.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Distributions by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. Distributions attributable to interest earned by the Fund from U.S. sources are also generally not subject to withholding tax.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

SUNSET OF TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2008.

Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different U.S. Federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
CONSIDERATIONS FOR TAXABLE INVESTORS
--------------------------------------------------------------------------------

Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently -- only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher portfolio turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, fund short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed to shareholders as ordinary income. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as IRAs and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND

                                  P.O. BOX 9809
                              PROVIDENCE, RI 02940
                                 1-877-264-5346

--------------------------------------------------------------------------------
FOR MORE INFORMATION:
--------------------------------------------------------------------------------

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports to shareholders are not available on the Adviser's website because a copy may be obtained by calling
(877) 264-5346.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2005, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund's Annual and Semi-Annual reports, may be obtained free of charge by calling (877)-264-5346. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus. The SAI is not available on the Adviser's website because a copy may be obtained by calling
(877) 264-5346.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (877) 264-5346.

PURCHASES AND REDEMPTIONS

Call your registered representative or (877) 264-5346.

WRITTEN CORRESPONDENCE

  Post Office Address: Bogle Investment Management Small Cap Growth Fund
                       c/o PFPC Inc., PO Box 9809, Providence, RI 02940

       Street Address: Bogle Investment Management Small Cap Growth Fund
                       c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427


SECURITIES AND EXCHANGE COMMISSION

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: PUBLICINFO@SEC.GOV, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

                  BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2005

      This Statement of Additional Information ("SAI") provides information about the Company's Bedford Class of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information that is contained in the Bedford Family Money Market Portfolio Prospectus dated December 31, 2005 (the "Prospectus").

      This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 2005. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 447-1139. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................3

INVESTMENT INSTRUMENTS AND POLICIES............................................3

   ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.............................3

INVESTMENT LIMITATIONS........................................................13

   FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES............................13
   NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES........................15

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................16

MANAGEMENT OF THE COMPANY.....................................................17

   THE BOARD AND STANDING COMMITTEES..........................................20
   DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY................................20
   DIRECTORS' AND OFFICERS' COMPENSATION......................................21

CODE OF ETHICS................................................................22

PROXY VOTING..................................................................22

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................23

INVESTMENT ADVISORY AND OTHER SERVICES........................................23

   ADVISORY AND SUB-ADVISORY AGREEMENTS.......................................23
   ADMINISTRATION AGREEMENT...................................................25
   CUSTODIAN AND TRANSFER AGENCY AGREEMENTS...................................25
   DISTRIBUTION AND SERVICING AGREEMENT.......................................27

PORTFOLIO TRANSACTIONS........................................................28

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................29

PURCHASE AND REDEMPTION INFORMATION...........................................33

VALUATION OF SHARES...........................................................33

TAXES.........................................................................35

SHAREHOLDER APPROVALS.........................................................35

MISCELLANEOUS.................................................................35

   COUNSEL....................................................................35
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................36

FINANCIAL STATEMENTS..........................................................36

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                               GENERAL INFORMATION

      The Company is an open-end management investment company currently operating or proposing to operate nineteen separate investment portfolios, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940 (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Bedford Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus. BlackRock Institutional Management Corporation ("BIMC" or the "Adviser") serves as the investment adviser to the Portfolio.

                       INVESTMENT INSTRUMENTS AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Money Market Portfolio (the "Portfolio"). The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Portfolio's Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio's investment policies and limitations.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

      ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

      BANK OBLIGATIONS. The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("NRSRO") or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix A to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

      Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

      ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("NRSROs") in the two highest short-term rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's(R) Ratings Services ("S&P(R)"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's"), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term  obligations  of the issuer  that has been rated in  accordance  with
(2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

      GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GICs are considered illiquid securities and will be subject to the Portfolio's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

      ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

      The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

      The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

      MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

      The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

      Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

      Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

      REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

      SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

      STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

      The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

      The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

      The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining ("NAV"). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

      U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

      The Portfolio's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

      VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

      WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

      While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

      A fundamental limitation or policy of the Portfolio may not be changed with respect to the Portfolio without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Portfolio.

      The Company's Board of Directors can change the investment objective of the Portfolio without Shareholder approval. Shareholders will be given notice before any such change is made.

            The Portfolio may not:

      1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

      2.    purchase   securities  on  margin,   except  for  short-term  credit
            necessary for clearance of portfolio transactions;

      3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

      4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

      5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

      6.    purchase or sell commodities or commodity contracts;

      7.    invest in oil, gas or mineral exploration or development programs;

      8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

      9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

      10.   make   investments   for  the  purpose  of  exercising   control  or
            management;

      11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

      12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

      13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

      14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

      * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

      A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

            So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940
      Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

      1. The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

            (i) if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or
                  more  NRSROs  in  the  highest   rating   category   for  such
                  securities;

            (ii) if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities;

            (iii) have no short-term  rating and are  comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or
                  (ii) above; or

            (iv) are Unrated Securities that are determined to be of comparable quality to such securities,

      2. Second Tier Securities (which are eligible securities other than First Tier Securities) to 5% of its total assets; and

      3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

            In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the Guarantees or Demand Features the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio's securities holdings. The policies relating to the disclosure of the Portfolio's securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio's holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio's holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and GCom(2)Solutions, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Portfolio), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Portfolio.

A designated officer of the Adviser must authorize the disclosure of the Portfolio's holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly board meeting.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                           IN FUND         OTHER
                               POSITION(S)  TERM OF OFFICE                                                 COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                Director       1988 to     Since 1969, Director and Vice Chairman,          17       Director,
Comcast Corporation                             present     Comcast Corporation (cable television and                 Comcast
1500 Market Street,                                         communications); Director, NDS Group PLC                  Corporation
35th Floor                                                  (provider of systems and applications for
Philadelphia, PA 19102                                      digital pay TV).
DOB: 7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                 Director       1988 to     Since 2000, Vice President, Fox Chase            17       None
Fox Chase Cancer Center                         present     Cancer Center (biomedical research and
333 Cottman Avenue                                          medical care); prior to 2000, Executive
Philadelphia, PA 19111                                      Vice President, Fox Chase Cancer Center.
DOB: 12/06/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman               Director       1991 to     Since December 2000, Director, Gabelli           17       None
106 Pierrepont Street                           present     Group Capital Partners, L.P. (an
Brooklyn, NY  11201                                         investment partnership); Chief Operating
DOB: 5/21/48                                                Officer and member of the Board of
                                                            Directors of Outercurve Technologies
                                                            (wireless enabling services) until April
                                                            2001; Chief Operating Officer and member
                                                            of the Executive Operating Committee of
                                                            Warburg Pincus Asset Management, Inc.;
                                                            Executive Officer and Director of Credit
                                                            Suisse Asset Management Securities, Inc.
                                                            (formerly Counsellors Securities, Inc.)
                                                            and Director/Trustee of various investment
                                                            companies advised by Warburg Pincus Asset
                                                            Management, Inc. until September 15, 1999;
                                                            Prior to 1997, Managing Director of
                                                            Warburg Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                           IN FUND         OTHER
                               POSITION(S)  TERM OF OFFICE                                                 COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg              Director       1991 to     Since  1974, Chairman, Director and              17       Director,
Moyco Technologies, Inc.                        present     President, Moyco Technologies, Inc.                       Moyco
200 Commerce Drive                                          (manufacturer of precision coated and                     Technologies,
Montgomeryville, PA  18936                                  industrial abrasives).  Since 1999,                       Inc.
DOB: 3/24/34                                                Director, Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                 Director       1991 to     Since July 2002, Senior Vice President and       17       Director,
Oppenheimer & Company, Inc.                     present     prior thereto, Executive Vice President of                Kensington
200 Park Avenue                                             Oppenheimer & Co., Inc., formerly                         Funds
New York, NY 10166                                          Fahnestock & Co., Inc. (a registered
DOB: 4/16/38                                                broker-dealer).  Since November 2004,
                                                            Director of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall               Director       2002 to     Director of PFPC Inc. from January 1987 to       17       Director,
400 Bellevue Parkway                            present     April 2002, Chairman and Chief Executive                  Cornerstone
Wilmington, DE 19809                                        Officer of PFPC Inc. until April 2002,                    Bank
DOB: 9/25/38                                                Executive Vice President of PNC Bank,
                                                            National Association from October 1981 to
                                                            April 2002, Director of PFPC International
                                                            Ltd. (financial services) from August 1993
                                                            to April 2002, Director of PFPC
                                                            International (Cayman) Ltd. (financial
                                                            services) from September 1996 to April
                                                            2002; Governor of the Investment Company
                                                            Institute (investment company industry
                                                            trade organization) from July 1996 to
                                                            January 2002; Director of PNC Asset
                                                            Management, Inc. (investment advisory)
                                                            from September 1994 to March 1998;
                                                            Director of PNC National Bank from October
                                                            1995 to November 1997; Director of Haydon
                                                            Bolts, Inc. (bolt manufacturer) and
                                                            Parkway Real Estate Company (subsidiary of
                                                            Haydon Bolts, Inc.) since 1984; and
                                                            Director of Cornerstone Bank since March
                                                            2004.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF
                                                                                                          PORTFOLIOS
                                                                                                            IN FUND        OTHER
                              POSITION(S)  TERM OF OFFICE                                                   COMPLEX    DIRECTORSHIPS
      NAME, ADDRESS, AND       HELD WITH    AND LENGTH OF              PRINCIPAL OCCUPATION(S)            OVERSEEN BY     HELD BY
        DATE OF BIRTH             FUND     TIME SERVED(1)                DURING PAST 5 YEARS              DIRECTOR *     DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President       1991 to       Certified Public Accountant;  Vice Chairman      N/A           N/A
400 Bellevue Parkway              and        present and     of the  Board,  Fox  Chase  Cancer  Center;
4th Floor                      Treasurer   1988 to present   Trustee Emeritus,  Pennsylvania  School for
Wilmington, DE  19809                                        the  Deaf;  Trustee  Emeritus,   Immaculata
DOB: 6/29/24                                                 University;  President  or  Vice  President
                                                             and   Treasurer   of   various   investment
                                                             companies  advised by  subsidiaries  of PNC
                                                             Bank  Corp.  from  1981 to  1997;  Managing
                                                             General  Partner,   President  since  2002,
                                                             Treasurer  since 1981 and Chief  Compliance
                                                             Officer  since  September  2004 of Chestnut
                                                             Street  Exchange  Fund;   Director  of  the
                                                             Bradford Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                  Secretary   2004 to present   Since 2003,  Vice  President  and Associate      N/A           N/A
301 Bellevue Parkway                                         Counsel,   PFPC  Inc.  (financial  services
2nd Floor                                                    company);   Associate,   Stradley,   Ronon,
Wilmington, DE  19809                                        Stevens & Young,  LLC (law  firm) from 2001
DOB: 5/19/74                                                 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA     Chief       Since 2004      President,  Vigilant  Compliance  Services,      N/A           N/A
Vigilant Compliance            Compliance                    LLC since 2004; Senior Legal Counsel,  PFPC
Services, LLC                   Officer                      Inc.   from  2002  to  2004;   Chief  Legal
186 Dundee Drive, Suite 700                                  Counsel,  Corviant Corporation  (Investment
Williamstown, NJ  08094                                      Adviser,    Broker-Dealer    and    Service
DOB: 12/25/62                                                Provider   to   Investment   Advisers   and
                                                             Separate  Accountant  Providers)  from 2001
                                                             to 2002; Partner,  Pepper Hamilton LLP (law
                                                             firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT  COMMITTEE.  The  Board  has an Audit  Committee  comprised  only of
Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened seven times during the fiscal year ended August 31, 2005.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2005.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2005.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

----------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL REGISTERED
                                                                            INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF                       DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR           EQUITY SECURITIES IN THE PORTFOLIO                 INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------
                                             DISINTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                             NONE                                        NONE

----------------------------------------------------------------------------------------------------------------
Francis J. McKay                              NONE                                    Over $100,000

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL REGISTERED
                                                                            INVESTMENT COMPANIES OVERSEEN BY
                                        DOLLAR RANGE OF                       DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR           EQUITY SECURITIES IN THE PORTFOLIO                 INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                            NONE                                    Over $100,000

----------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                           NONE                                        NONE

----------------------------------------------------------------------------------------------------------------
                                               INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------
J. Richard Carnall                            NONE                                        NONE
----------------------------------------------------------------------------------------------------------------

Robert Sablowsky                              NONE                                    Over $100,000
----------------------------------------------------------------------------------------------------------------

DIRECTORS' AND OFFICERS' COMPENSATION

      The Company pays each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,600 per year for his services in this capacity. Directors are reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2005, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

--------------------------------------------------------------------------------------------------------------------
                                                                                                  TOTAL
                                                         PENSION OR                               COMPENSATION
                                                         RETIREMENT            ESTIMATED          FROM FUND AND
                                    AGGREGATE            BENEFITS ACCRUED      ANNUAL             FUND COMPLEX
                                    COMPENSATION         AS PART OF FUND       BENEFITS UPON      PAID TO DIRECTORS
NAME OF DIRECTOR / OFFICER          FROM REGISTRANT      EXPENSES              RETIREMENT         OR OFFICERS
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director           $28,750                N/A                  N/A               $28,750

Francis J. McKay, Director            $32,875                N/A                  N/A               $32,875

Arnold M. Reichman, Director          $27,375                N/A                  N/A               $27,375

Marvin E. Sternberg, Director         $32,875                N/A                  N/A               $32,875

--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

J. Richard Carnall, Director and
Chairman                              $33,975                N/A                  N/A               $33,975

Robert Sablowsky, Director            $27,375                N/A                  N/A               $27,375

--------------------------------------------------------------------------------------------------------------------
OFFICERS:
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                  TOTAL
                                                         PENSION OR                               COMPENSATION
                                                         RETIREMENT            ESTIMATED          FROM FUND AND
                                    AGGREGATE            BENEFITS ACCRUED      ANNUAL             FUND COMPLEX
                                    COMPENSATION         AS PART OF FUND       BENEFITS UPON      PAID TO DIRECTORS
NAME OF DIRECTOR / OFFICER          FROM REGISTRANT      EXPENSES              RETIREMENT         OR OFFICERS
--------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA          $203,374               N/A                  N/A               $203,374
Chief Compliance Officer

Edward J. Roach
President and Treasurer               $ 36,300              $3,630                N/A               $39,930

      As of December 31, 2004, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

The Company and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio's investments and the rights of shareholders in its determination on voting portfolio securities.

      The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-533-7719 and by visiting the SEC website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2005, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

--------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER AND PERCENTAGE OF
                                                                                       SHARES OWNED AS OF
                                                                                      NOVEMBER 30TH, 2005
                                                                                     *(PERCENTAGE OF SHARES
                                                                                      OWNED ROUNDED TO THE
      NAME OF FUND                     SHAREHOLDER NAME AND ADDRESS                NEAREST WHOLE PERCENTAGE)
      ------------                     ----------------------------                -------------------------
--------------------------------------------------------------------------------------------------------------
Sansom Street Money Market       SAXON & CO                                        162,376,114.000      98%
Portfolio                        C/O PNC BANK NA
                                 8800 TINICUM BLVD
                                 PHILADELPHIA PA 19153-3111
--------------------------------------------------------------------------------------------------------------

      As of November 30, 2005 Directors and officers as a group owned 2.10% of the Robeco Boston Partners Mid Cap Value Fund - Investor Class, 1.63% of the Robeco Boston Partners Long/Short Equity Fund - Institutional Class, 1.89% of the Schneider Value Fund and less than 1% of the shares of each other portfolio or class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AND SUB-ADVISORY AGREEMENTS

      The Company entered into an investment advisory agreement with BIMC on August 16, 1988 and BIMC entered into a sub-advisory agreement with PNC Bank, N.A. ("PNC Bank") on behalf of the Portfolio on August 16, 1988 (the "Advisory Agreements"). As of April 29, 1998, BIMC assumed the obligations of PNC Bank under the sub-advisory agreement and eliminated

BIMC's obligation to pay for such sub-advisory services. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. ("BlackRock") is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

      For the fiscal years ended August 31, the Company on behalf of the Portfolio paid advisory fees to BIMC (excluding fees for administrative services obligated under the Advisory Agreements) as follows:

                           FEES PAID
                       (AFTER WAIVERS AND
             YEAR       REIMBURSEMENTS)       WAIVERS        REIMBURSEMENTS
             ----       ---------------       -------        --------------
             2005           $208,966          $ 72,915           $56,669
             2004           $218,098          $911,521           $78,531
             2003           $470,988          $723,593           $39,272

      The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and Directors who are not affiliated with the Portfolio's investment adviser or distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio's investment adviser under its advisory agreement with the portfolio. The Bedford Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

      Under the Advisory Agreements, BIMC and PNC Bank NA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.

      Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors approval of the continuation of each Fund's investment advisory agreement may be reviewed in the Fund(s)' annual report to shareholders dated August 31, 2005, which may be obtained by calling (800) 553-7719 or visiting the SEC's website at www.sec.gov.

ADMINISTRATION AGREEMENT

      Under the Advisory Agreements BIMC is obligated to render administrative services to the Portfolio. BIMC, pursuant to the terms of a Delegation Agreement with PFPC, dated July 29, 1998, has delegated to PFPC its administrative responsibilities with respect to the Portfolio. The Company pays administrative fees directly to PFPC.

      For the fiscal years ended August 31, the Company on behalf of the Portfolio paid PFPC administration fees as follows:

                           FEES PAID
                       (AFTER WAIVERS AND
             YEAR       REIMBURSEMENTS)      WAIVERS         REIMBURSEMENTS
             ----       ---------------      -------         --------------
             2005           $ 87,396           $0                 $0
             2004           $  8,828           $0                 $0
             2003           $200,134           $0                 $0

      On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2005, PFPC received $31,803, for the fiscal year ended August 31, 2004, PFPC received $41,138 and for the period from June 1, 2003 through August 31, 2003, PFPC received $7,959 in fees from the Portfolio for these services.

CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

      PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, PA 19153, is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

      PFPC, whose principal offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company's Bedford Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Bedford Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Bedford Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses. PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Portfolio's Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

      PFPC has entered and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

DISTRIBUTION AND SERVICING AGREEMENT

      PFPC Distributors whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Company's distributor. Pursuant to the terms of a distribution agreement, dated January 2, 2001 entered into by PFPC Distributors and the Company, (the "Distribution Agreement") and a separate Plan of Distribution, as amended, for the Bedford Class (the "Plan"), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to distribute shares of the Bedford Class. Payments to PFPC Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Bedford Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. PFPC Distributors currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

      The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

      Among other things, the Plan provides that: (1) PFPC Distributors shall be required to submit quarterly reports to the directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Bedford Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company's shares in the Bedford Class; and (4) while the Plan remains in effect, the selection and nomination of the 12b-1 Directors shall be committed to the discretion of the directors who are not interested persons of the Company.

      For the fiscal years ended August 31, 2005, 2004 and 2003, the Portfolio paid PFPC Distributors fees as follows:

                                           DISTRIBUTION FEES PAID
                                             (AFTER WAIVERS AND       FEES PAID TO     FEES RETAINED BY
                                             REIMBURSEMENTS)(1)      BROKER DEALERS   PFPC DISTRIBUTORS
                                             ------------------      --------------   -----------------
FISCAL YEAR ENDED AUGUST 31, 2005                 $616,138              $488,041           $128,097

FISCAL YEAR ENDED AUGUST 31, 2004                 $519,349              $399,538           $119,811

FISCAL YEAR ENDED AUGUST 31, 2003                 $533,380              $410,292           $123,088

(1) There were no waivers or reimbursements for the periods stated.

      The Company believes that the Plan may benefit the Company by increasing sales of shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

      The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's NAV or net income. The Portfolio does not intend to seek profits through short term trading.

      Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to PFPC Distributors or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

      BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

      Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.473 billion shares have been classified into 103 classes as shown in the table below, however, the Company only has 24 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                      NUMBER OF                                               NUMBER OF
                                      AUTHORIZED                                              AUTHORIZED
                                      SHARES                                                  SHARES
CLASS OF COMMON STOCK                 (MILLIONS)          CLASS OF COMMON STOCK               (MILLIONS)
----------------------------------------------------      -------------------------------------------------
A (Growth & Income)                   100                 BBB                                 100
B                                     100                 CCC                                 100
C (Balanced)                          100                 DDD (Robeco Boston Partners
                                                          Institutional Small Cap Value       100
                                                          Fund II)
D  (Tax-Free)                         100                 EEE (Robeco Boston Partners
                                                          Investors Small Cap Value Fund II)  100
E (Money)                             500                 FFF                                 100
F (Municipal Money)                   500                 GGG                                 100
G (Money)                             500                 HHH                                 100
H (Municipal Money)                   500                 III (Robeco Boston Partners
                                                          Long/Short Equity-Institutional     100
                                                          Class)
I (Sansom Money)                      1,500               JJJ (Robeco Boston Partners
                                                          Long/Short Equity-Investor Class)   100
J (Sansom Municipal Money)            500                 KKK (Robeco Boston Partners Funds)
                                                                                              100
K (Sansom Government Money)           500                 LLL (Robeco Boston Partners Funds)
                                                                                              100
L (Bedford Money)                     1,500               MMM (n/i numeric Small Cap Value)
                                                                                              100

                                      NUMBER OF                                               NUMBER OF
                                      AUTHORIZED                                              AUTHORIZED
                                      SHARES                                                  SHARES
CLASS OF COMMON STOCK                 (MILLIONS)          CLASS OF COMMON STOCK               (MILLIONS)
----------------------------------------------------      -------------------------------------------------
M (Bedford Municipal Money)           500                 NNN (Bogle Investment Management
                                                          Small Cap Growth - Institutional    100
                                                          Class)
N (Bedford Government Money)          500                 OOO (Bogle Investment Management
                                                          Small Cap Growth - Investor Class)  100
O (Bedford N.Y. Money)                500                 PPP (Schneider Value Fund)          100
P (RBB Government)                    100                 QQQ (Institutional Liquidity Fund   2,500
                                                          for Credit Unions)
Q                                     100                 RRR (Liquidity Fund for Credit      2,500
                                                          Unions)
R (Municipal Money)                   500                 SSS (Robeco WPG Core Bond Fund -    100
                                                          Retirement Class)
S (Government Money)                  500                 TTT (Robeco WPG Core Bond Fund -    50
                                                          Institutional Class)
T                                     500                 UUU (Robeco WPG Tudor Fund -        50
                                                          Institutional Fund)
U                                     500                 VVV (Robeco WPG Large Cap Growth    50
                                                          Fund - Institutional Class)
V                                     500                 WWW (Senbanc Fund)                  50
W                                     100                 XXX (Robeco WPG Core Bond Fund -    100
                                                          Investor Class)
X                                     50                  Select (Money)                      700
Y                                     50                  Beta 2 (Municipal Money)            1
Z                                     50                  Beta 3 (Government Money)           1
AA                                    50                  Beta 4 (N.Y. Money)                 1
BB                                    50                  Principal Class (Money)             700
CC                                    50                  Gamma 2 (Municipal Money)           1
DD                                    100                 Gamma 3 (Government Money)          1
EE                                    100                 Gamma 4 (N.Y. Money)                1
FF (n/i numeric Emerging Growth)      50                  Bear Stearns Money                  2,500
GG (n/i numeric Growth)               50                  Bear Stearns Municipal Money        1,500
HH (n/i numeric Mid Cap)              50                  Bear Stearns Government Money       1,000
II (Baker 500 Growth Fund)            100                 Delta 4 (N.Y. Money)                1
JJ (Baker 500 Growth Fund)            100                 Epsilon 1 (Money)                   1
KK                                    100                 Epsilon 2 (Municipal Money)         1
LL                                    100                 Epsilon 3 (Government Money)        1
MM                                    100                 Epsilon 4 (N.Y. Money)              1
NN                                    100                 Zeta 1 (Money)                      1
OO                                    100                 Zeta 2 (Municipal Money)            1
PP                                    100                 Zeta 3 (Government Money)           1
QQ (Robeco Boston Partners                                Zeta 4 (N.Y. Money)                 1
Institutional Large Cap)              100
RR (Robeco Boston Partners                                Eta 1 (Money)                       1
Investors Large Cap)                  100
SS (Robeco Boston Partners Adviser                        Eta 2 (Municipal Money)             1
Large Cap)                            100
TT (Robeco Boston Partners                                Eta 3 (Government Money)            1
Investors Mid Cap)                    100
UU (Robeco Boston Partners                                Eta 4 (N.Y. Money)                  1
Institutional Mid Cap)                100
VV (Robeco Boston Partners                                Theta 1 (Money)                     1
Institutional All Cap Value)          100
WW (Robeco Boston Partners                                Theta 2 (Municipal Money)           1
Investors All Cap Value)              100
YY (Schneider Capital Small Cap                           Theta 3 (Government Money)          1
Value)                                100

                                      NUMBER OF                                               NUMBER OF
                                      AUTHORIZED                                              AUTHORIZED
                                      SHARES                                                  SHARES
CLASS OF COMMON STOCK                 (MILLIONS)          CLASS OF COMMON STOCK               (MILLIONS)
----------------------------------------------------      -------------------------------------------------
ZZ                                    100                 Theta 4 (N.Y. Money)                1
AAA                                   100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Hilliard Lyons Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.

      Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES

      The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's NAV per share is computed twice each day, as of 12:00 noon (Eastern time) and as of 4:00 p.m. (Eastern time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day. The Portfolio's NAV may be computed as described above on days that the NYSE is closed in an emergency situation, if in the opinion of BIMC and PFPC, the Portfolio can otherwise maintain its operations.

      The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

      The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a NAV per share as determined by using available market quotations.

      The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

      In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

                                      TAXES

      The Portfolio intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Portfolio's earnings. Moreover, if the Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                              SHAREHOLDER APPROVALS

      As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Portfolio's investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                  MISCELLANEOUS

COUNSEL

      The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Portfolio's independent registered public accounting firm.


                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 2005 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Portfolio's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

      "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

      "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

      "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

      "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.


MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

      WITHDRAWN:   A  rating  is  withdrawn  when  Fitch  deems  the  amount  of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

      (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                               PROXY VOTING POLICY

                                       FOR
                            BLACKROCK ADVISORS, INC.
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

INTRODUCTION

      This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("B1ackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

      Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

      Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

      Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

      Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

      This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

      Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

            A.    Social Issues,

            B.    Financial/Corporate Issues, and

            C.    Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

      Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

      1. They do not measurably change the structure, management control, or operation of the corporation.

      2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              VOTING RECOMMENDATION

      BlackRock will normally support the following routine proposals:

      1.    To increase authorized common shares.

      2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

      3.    To elect or re-elect directors.

      4.    To appoint or elect auditors.

      5. To approve indemnification of directors and limitation of directors' liability.

      6.    To establish compensation levels.

      7.    To establish employee stock purchase or ownership plans.

      8.    To set time and location of annual meeting.

                                   SECTION II
                              NON-ROUTINE PROPOSALS

A.    SOCIAL ISSUES

      Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                              VOTING RECOMMENDATION

      If we have determined that management is generally socially responsible, we will generally vote AGAINST the following shareholder proposals:

      1.    To enforce restrictive energy policies.

      2.    To place arbitrary restrictions on military contracting.

      3.    To  bar  or  place  arbitrary   restrictions  on  trade  with  other
            countries.

      4.    To restrict the marketing of controversial products.

      5.    To limit corporate political activities.

      6.    To bar or restrict charitable contributions.

      7. To enforce a general policy regarding human rights based on arbitrary parameters.

      8. To enforce a general policy regarding employment practices based on arbitrary parameters.

      9. To enforce a general policy regarding animal rights based on arbitrary parameters.

      10.   To place arbitrary restrictions on environmental practices.

B.    FINANCIAL/CORPORATE ISSUES

      Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

      We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

      1.    To change the state of incorporation.

      2.    To approve mergers, acquisitions or dissolution.

      3.    To institute indenture changes.

      4.    To change capitalization.

C.    SHAREHOLDER RIGHTS

      Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

      We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

      We will generally vote FOR the following management proposals:

      1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

      2.    To institute staggered board of directors.

      3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

      4.    To eliminate cumulative voting.

      5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

      6.    To create a dividend reinvestment program.

      7.    To eliminate preemptive rights.

      8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      We will generally vote AGAINST the following management proposals:

      1.    To require greater than 66 2/3% shareholder  approval for a proposed
            amendment   to   the    corporation's    by-laws    ("super-majority
            provisions").

      2.    To  require  that  an  arbitrary   fair  price  be  offered  to  all
            shareholders that is derived from a fixed formula ("fair price amendments").

      3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

      4. To prohibit replacement of existing members of the board of directors.

      5. To eliminate shareholder action by written consent without a shareholder meeting.

      6. To allow only the board of directors to call a shareholder meeting Q' to propose amendments to the articles of incorporation.

7.    To  implement  any  other  action  or  procedure   designed  primarily  to
      discourage a takeover or other similar action (commonly known as a "poison pill").

8.    To limit the ability of shareholders to nominate directors.

      We will generally vote FOR the following shareholder proposals:

      1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

      2. To opt out of state anti takeover laws deemed to be detrimental to the shareholder.

      3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

      4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

      5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

      6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

      7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

      8.    To create a dividend reinvestment program.

9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

10.   To  require  that  "golden   parachutes"  be  submitted  for   shareholder
      ratification.

      We will generally vote AGAINST the following shareholder proposals:

      1.    To restore preemptive rights.

      2.    To restore cumulative voting.

      3.    To require annual election of directors or to specify tenure.

      4.    To eliminate a staggered board of directors.

      5.    To require confidential voting.

      6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

      7.    To dock director pay for failing to attend board meetings.

                                   SECTION III
                                 VOTING PROCESS

      BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

      IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

      With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes,
(iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                           *       *      *      *

      Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

               SANSOM STREET SHARES OF THE MONEY MARKET PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2005

      This Statement of Additional Information ("SAI") provides information about the Company's Sansom Street Class of the Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company"). This information is in addition to the information that is contained in the Sansom Street Money Market Portfolio Prospectus dated December 31, 2005(the "Prospectus").

      This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio's Annual Report dated August 31, 2005. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................4

INVESTMENT INSTRUMENTS AND POLICIES............................................4

   ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.............................4

INVESTMENT LIMITATIONS........................................................14

   FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES............................14
   NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES........................16

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................17

MANAGEMENT OF THE COMPANY.....................................................18

   THE BOARD AND STANDING COMMITTEES..........................................21
   DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY................................21
   DIRECTORS' AND OFFICERS' COMPENSATION......................................22

CODE OF ETHICS................................................................23

PROXY VOTING..................................................................23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................24

INVESTMENT ADVISORY AND OTHER SERVICES........................................25

   ADVISORY AND SUB-ADVISORY AGREEMENTS.......................................25
   ADMINISTRATION AGREEMENT...................................................26
   CUSTODIAN AND TRANSFER AGENCY AGREEMENTS...................................27
   DISTRIBUTION AND SERVICING AGREEMENT.......................................28

PORTFOLIO TRANSACTIONS........................................................29

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................30

PURCHASE AND REDEMPTION INFORMATION...........................................33

VALUATION OF SHARES...........................................................34

TAXES.........................................................................35

SHAREHOLDER APPROVALS.........................................................36

MISCELLANEOUS.................................................................36

   COUNSEL....................................................................36
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS.............................36

FINANCIAL STATEMENTS..........................................................37

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                               GENERAL INFORMATION

      The Company is an open-end management investment company currently operating or proposing to operate nineteen separate investment portfolios, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Sansom Street Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus. BlackRock Institutional Management Corporation ("BIMC" or the "Adviser") serves as the investment adviser to the Portfolio.

                       INVESTMENT INSTRUMENTS AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Money Market Portfolio (the "Portfolio"). The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Portfolio's Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio's investment policies and limitations.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

      ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and CMOs issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered an industry for industry concentration purposes (see "Fundamental Investment Limitations and Policies"). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

      Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

      BANK OBLIGATIONS The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      COMMERCIAL PAPER. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations ("NRSRO") or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix "A" to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio's investment adviser in accordance with guidelines approved by the Company's Board of Directors.

      Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper ("CCP"), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

      ELIGIBLE SECURITIES. The Portfolio will only purchase "eligible securities" that present minimal credit risks as determined by the investment adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations ("NRSROs") in the two highest short-term rating categories for such securities (e.g., commercial paper rated "A-1" or "A-2," by Standard & Poor's(R) Ratings Services ("S&P(R)"), or rated "Prime-1" or "Prime-2" by Moody's Investor's Service, Inc. ("Moody's"), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term  obligations  of the issuer  that has been rated in  accordance  with
(2)(a) or (b) above ("comparable obligations"); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO ("Unrated Securities"), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above; and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

      GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio's investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GICs are considered illiquid securities and will be subject to the Portfolio's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

      ILLIQUID SECURITIES. The Portfolio may not invest more than 10% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio's investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, as amended, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

      The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

      The Portfolio's investment adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      The Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs"). These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

      MUNICIPAL OBLIGATIONS. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company's Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this Statement of Additional Information.

      The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

      Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio's investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

      Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

      REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

      REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

      SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

      STAND-BY COMMITMENTS. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio's option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

      The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

      The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. The Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

      The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value
("NAV"). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

      U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

      The Portfolio's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

      VARIABLE RATE DEMAND INSTRUMENTS. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio's investment adviser deems the investment to involve minimal credit risk. The Portfolio's investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

      Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

      WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The Portfolio may purchase "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

      While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of the Portfolio's total assets absent unusual market conditions.

When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

      A fundamental limitation or policy of the Portfolio may not be changed with respect to the Portfolio without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Portfolio.

      The Company's Board of Directors can change the investment objective of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

            The Portfolio may not:

      1. borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio's total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio's net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

      2.    purchase   securities  on  margin,   except  for  short-term  credit
            necessary for clearance of portfolio transactions;

      3. underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the

            Portfolio's investment objective, policies and limitations may be deemed to be an underwriting;

      4. make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

      5. purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

      6.    purchase or sell commodities or commodity contracts;

      7.    invest in oil, gas or mineral exploration or development programs;

      8. make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

      9. purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

      10.   make   investments   for  the  purpose  of  exercising   control  or
            management;

      11. purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

      12. purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio's assets and may make time deposits;

      13.* purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry; and

      14. invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations.

      * WITH RESPECT TO THIS LIMITATION, THE PORTFOLIO WILL CONSIDER WHOLLY-OWNED FINANCE COMPANIES TO BE IN THE INDUSTRIES OF THEIR PARENTS IF THEIR ACTIVITIES ARE PRIMARILY RELATED TO FINANCING THE ACTIVITIES OF THE PARENTS, AND WILL DIVIDE UTILITY COMPANIES ACCORDING TO THEIR SERVICES. FOR EXAMPLE, GAS, GAS TRANSMISSION, ELECTRIC AND GAS, ELECTRIC AND TELEPHONE WILL EACH BE CONSIDERED A SEPARATE INDUSTRY. THE POLICY AND PRACTICES STATED IN THIS PARAGRAPH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, HOWEVER, ANY CHANGE WOULD BE SUBJECT TO ANY APPLICABLE REQUIREMENTS OF THE SEC AND WOULD BE DISCLOSED IN THE PROSPECTUS PRIOR TO BEING MADE.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS AND POLICIES

      A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

      So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

      1. The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. "First Tier Securities" include eligible securities that:

            (i) if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or
                  more  NRSROs  in  the  highest   rating   category   for  such
                  securities;

            (ii) if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities;

            (iii) have no short-term  rating and are  comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or
                  (ii) above; or

            (iv) are Unrated Securities that are determined to be of comparable quality to such securities,

      2. Second Tier Securities (which are eligible securities other than First Tier Securities) to 5% of its total assets; and

      3. Second Tier Securities of one issuer to the greater of 1% of its total assets or $1 million.

            In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the

      Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if after the acquisition of the Guarantees or Demand Features the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio's total assets.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio's securities holdings. The policies relating to the disclosure of the Portfolio's securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio's holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portolio's holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and GCom(2)Solutions, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Portfolio), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Portfolio. A designated officer of the Adviser must authorize the disclosure of the Portfolio's holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly board meeting.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                           IN FUND         OTHER
                               POSITION(S)  TERM OF OFFICE                                                 COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                Director      1988 to      Since 1969, Director and Vice Chairman,          17       Director,
Comcast Corporation                            present      Comcast Corporation (cable television and                 Comcast
1500 Market Street,                                         communications); Director, NDS Group PLC                  Corporation
35th Floor                                                  (provider of systems and applications for
Philadelphia, PA 19102                                      digital pay TV).
DOB: 7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                 Director      1988 to      Since 2000, Vice President, Fox Chase            17       None
Fox Chase Cancer Center                        present      Cancer Center (biomedical research and
333 Cottman Avenue                                          medical care); prior to 2000, Executive
Philadelphia, PA 19111                                      Vice President, Fox Chase Cancer Center.
DOB: 12/06/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman               Director      1991 to      Since December 2000, Director, Gabelli           17       None
106 Pierrepont Street                          present      Group Capital Partners, L.P. (an
Brooklyn, NY  11201                                         investment partnership); Chief Operating
DOB: 5/21/48                                                Officer and member of the Board of
                                                            Directors of Outercurve Technologies
                                                            (wireless enabling services) until April
                                                            2001; Chief Operating Officer and member
                                                            of the Executive Operating Committee of
                                                            Warburg Pincus Asset Management, Inc.;
                                                            Executive Officer and Director of Credit
                                                            Suisse Asset Management Securities, Inc.
                                                            (formerly Counsellors Securities, Inc.)
                                                            and Director/Trustee of various investment
                                                            companies advised by Warburg Pincus Asset
                                                            Management, Inc. until September 15, 1999;
                                                            Prior to 1997, Managing Director of
                                                            Warburg Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                           IN FUND         OTHER
                               POSITION(S)  TERM OF OFFICE                                                 COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg              Director       1991 to     Since 1974, Chairman, Director and               17       Director,
Moyco Technologies, Inc.                        present     President, Moyco Technologies, Inc.                       Moyco
200 Commerce Drive                                          (manufacturer of precision coated and                     Technologies,
Montgomeryville, PA 18936                                   industrial abrasives).  Since 1999,                       Inc.
DOB: 3/24/34                                                Director, Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                 Director       1991 to     Since July 2002, Senior Vice President and       17       Director,
Oppenheimer & Company, Inc.                     present     prior thereto, Executive Vice President of                Kensington
200 Park Avenue                                             Oppenheimer & Co., Inc., formerly                         Funds
New York, NY 10166                                          Fahnestock & Co., Inc. (a registered
DOB: 4/16/38                                                broker-dealer).  Since November 2004,
                                                            Director of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall               Director       2002 to     Director of PFPC Inc. from January 1987 to       17       Director,
400 Bellevue Parkway                            present     April 2002, Chairman and Chief Executive                  Cornerstone
Wilmington, DE 19809                                        Officer of PFPC Inc. until April 2002,                    Bank
DOB: 9/25/38                                                Executive Vice President of PNC Bank,
                                                            National Association from October 1981 to
                                                            April 2002, Director of PFPC International
                                                            Ltd. (financial services) from August 1993
                                                            to April 2002, Director of PFPC
                                                            International (Cayman) Ltd. (financial
                                                            services) from September 1996 to April
                                                            2002; Governor of the Investment Company
                                                            Institute (investment company industry
                                                            trade organization) from July 1996 to
                                                            January 2002; Director of PNC Asset
                                                            Management, Inc. (investment advisory)
                                                            from September 1994 to March 1998;
                                                            Director of PNC National Bank from October
                                                            1995 to November 1997; Director of Haydon
                                                            Bolts, Inc. (bolt manufacturer) and
                                                            Parkway Real Estate Company (subsidiary of
                                                            Haydon Bolts, Inc.) since 1984; and
                                                            Director of Cornerstone Bank since March
                                                            2004.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                           IN FUND         OTHER
                              POSITION(S)  TERM OF OFFICE                                                  COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND       HELD WITH    AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH             FUND     TIME SERVED(1)               DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President       1991 to      Certified Public Accountant;  Vice Chairman      N/A            N/A
400 Bellevue Parkway              and        present and    of the  Board,  Fox  Chase  Cancer  Center;
4th Floor                      Treasurer   1988 to present  Trustee Emeritus,  Pennsylvania  School for
Wilmington, DE  19809                                       the  Deaf;  Trustee  Emeritus,   Immaculata
DOB: 6/29/24                                                University;  President  or  Vice  President
                                                            and   Treasurer   of   various   investment
                                                            companies  advised by  subsidiaries  of PNC
                                                            Bank  Corp.  from  1981 to  1997;  Managing
                                                            General  Partner,   President  since  2002,
                                                            Treasurer  since 1981 and Chief  Compliance
                                                            Officer  since  September  2004 of Chestnut
                                                            Street  Exchange  Fund;   Director  of  the
                                                            Bradford Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                  Secretary   2004 to present  Since 2003,  Vice  President  and Associate      N/A            N/A
301 Bellevue Parkway                                        Counsel,   PFPC  Inc.  (financial  services
2nd Floor                                                   company);   Associate,   Stradley,   Ronon,
Wilmington, DE  19809                                       Stevens & Young,  LLC (law  firm) from 2001
DOB: 5/19/74                                                to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA     Chief       Since 2004     President,  Vigilant  Compliance  Services,      N/A            N/A
Vigilant Compliance            Compliance                   LLC since 2004; Senior Legal Counsel,  PFPC
Services, LLC                   Officer                     Inc.   from  2002  to  2004;   Chief  Legal
186 Dundee Drive, Suite 700                                 Counsel,  Corviant Corporation  (Investment
Williamstown, NJ 08094                                      Adviser,    Broker-Dealer    and    Service
DOB: 12/25/62                                               Provider   to   Investment   Advisers   and
                                                            Separate  Accountant  Providers)  from 2001
                                                            to 2002; Partner,  Pepper Hamilton LLP (law
                                                            firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT  COMMITTEE.  The  Board  has an Audit  Committee  comprised  only of
Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened seven times during the fiscal year ended August 31, 2005.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2005.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2005.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

---------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL REGISTERED
                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                      DOLLAR RANGE OF                        DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR             EQUITY SECURITIES IN THE PORTFOLIO                  INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------
                                             DISINTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                           NONE                                         NONE

---------------------------------------------------------------------------------------------------------------
Francis J. McKay                            NONE                                     Over $100,000
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL REGISTERED
                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                      DOLLAR RANGE OF                        DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR             EQUITY SECURITIES IN THE PORTFOLIO                  INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                          NONE                                     Over $100,000

---------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                         NONE                                         NONE

---------------------------------------------------------------------------------------------------------------
                                              INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------
Robert Sablowsky                            NONE                                     Over $100,000

---------------------------------------------------------------------------------------------------------------
J. Richard Carnall                          NONE                                         NONE

---------------------------------------------------------------------------------------------------------------

DIRECTORS' AND OFFICERS' COMPENSATION

      The Company pays each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,600 per year for his services in this capacity. Directors are reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2005, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL COMPENSATION
                                                            PENSION OR                               FROM FUND AND FUND
                                       AGGREGATE            RETIREMENT BENEFITS   ESTIMATED ANNUAL   COMPLEX PAID TO
                                       COMPENSATION FROM    ACCRUED AS PART OF    BENEFITS UPON      DIRECTORS OR
NAME OF DIRECTOR / OFFICER             REGISTRANT           FUND EXPENSES         RETIREMENT         OFFICERS
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director               $28,750                N/A                  N/A               $28,750

Francis J. McKay, Director                $32,875                N/A                  N/A               $32,875

Arnold M. Reichman, Director              $27,375                N/A                  N/A               $27,375

Marvin E. Sternberg, Director             $32,875                N/A                  N/A               $32,875

-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

J. Richard Carnall, Director and
Chairman                                  $33,975                N/A                  N/A               $33,975

Robert Sablowsky, Director                $27,375                N/A                  N/A               $27,375

-----------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL COMPENSATION
                                                            PENSION OR                               FROM FUND AND FUND
                                       AGGREGATE            RETIREMENT BENEFITS   ESTIMATED ANNUAL   COMPLEX PAID TO
                                       COMPENSATION FROM    ACCRUED AS PART OF    BENEFITS UPON      DIRECTORS OR
NAME OF DIRECTOR                       REGISTRANT           FUND EXPENSES         RETIREMENT         OFFICERS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
OFFICER:
-----------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA             $203,374                N/A                  N/A               $203,374
Chief Compliance Officer

Edward J. Roach
President and Treasurer                   $36,300               $3,630                N/A               $39,930

      As of December 31, 2004, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio's investments and the rights of shareholders in its determination on voting portfolio securities.

      The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-533-7719 and by visiting the SEC website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2005, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

-------------------------------------------------------------------------------------------------------------
                                                                               NUMBER AND PERCENTAGE OF
                                                                                  SHARES OWNED AS OF
                                                                                 NOVEMBER 30TH, 2005
                                                                                *(PERCENTAGE OF SHARES
                                                                                 OWNED ROUNDED TO THE
          NAME OF FUND                SHAREHOLDER NAME AND ADDRESS            NEAREST WHOLE PERCENTAGE)
          ------------                ----------------------------            -------------------------
-------------------------------------------------------------------------------------------------------------
Sansom Street Money Market        SAXON & CO                                 162,376,114.000        98%
Portfolio                         C/O PNC BANK NA
                                  8800 TINICUM BLVD
                                  PHILADELPHIA PA 19153-3111
-------------------------------------------------------------------------------------------------------------

      As of November 30, 2005 Directors and officers as a group owned 2.10% of the Robeco Boston Partners Mid Cap Value Fund - Investor Class, 1.63% of the Robeco Boston Partners Long/Short Equity Fund - Institutional Class, 1.89% of the Schneider Value Fund and less than 1% of the shares of each other portfolio or class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AND SUB-ADVISORY AGREEMENTS

      The Company entered into an investment advisory agreement with BIMC on August 16, 1988 and BIMC entered into a sub-advisory agreement with PNC Bank, N.A. ("PNC Bank") on behalf of the Money Market Portfolio on August 16, 1988 (the "Advisory Agreements"). As of April 29, 1998, BIMC assumed the obligations of PNC Bank under the sub-advisory agreement and eliminated BIMC's obligation to pay for such sub-advisory services. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. ("BlackRock"') is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services companies in the United States.

      For the fiscal years ended August 31, the Company paid advisory fees to BIMC (excluding fees for administrative services obligated under the Advisory Agreements) as follows:

                         FEES PAID
                    (AFTER WAIVERS AND
          YEAR        REIMBURSEMENTS)           WAIVERS      REIMBURSEMENTS

          2005           $208,966              $726,915         $56,669
          2004           $218,098              $911,521         $78,531
          2003           $470,988              $723,593         $39,272

      The Portfolio bears all of its own expenses not specifically assumed by BIMC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BIMC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and directors who are not affiliated with the Portfolio's investment adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio's investment adviser under its advisory agreement with the portfolio. The Sansom Street Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Class or if it receives different services.

      Under the Advisory Agreements, BIMC and PNC Bank will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BIMC or PNC Bank in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder.



      Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors approval of the continuation of each Fund's investment advisory agreement may be reviewed in the Fund(s)' annual report to shareholders dated August 31, 2005, which may be obtained by calling (800) 553-7719 or visiting the SEC's website at www.sec.gov .

ADMINISTRATION AGREEMENT

      Under the Advisory Agreements, BIMC is obligated to render administrative services to the Portfolio. BIMC, pursuant to the terms of a Delegation Agreement with PFPC, dated July 29, 1998, has delegated to PFPC its administrative responsibilities with respect to the Portfolio. The Company pays administrative fees directly to PFPC.

      For the fiscal years ended August 31, the Company on behalf of the Portfolio paid PFPC administration fees as follows:

                            FEES PAID
                       (AFTER WAIVERS AND
            YEAR         REIMBURSEMENTS)        WAIVERS        REIMBURSEMENTS
            ----         ---------------        ------         --------------

            2005             $87,396               $0                $0
            2004              $8,828               $0                $0
            2003             $200,134              $0                $0

      On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2005, PFPC received $31,803 for the fiscal year ended August 31, 2004, PFPC received $41,138 and for the period from June 1, 2003 through August 31, 2003, PFPC received $7,959 in fees from the Portfolio for these services.

CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

      PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, PA 19153, is custodian of the Company's assets pursuant to a custodian agreement dated August 16, 1988, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's portfolio securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that PFPC Trust Company remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Company under the Custodian Agreement, PFPC Trust Company receives a fee which is calculated based upon the Portfolio's average daily gross assets as follows: $.25 per $1,000 on the first $50 million of average daily gross assets; $.20 per $1,000 on the next $50 million of average daily gross assets; and $.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

      PFPC, whose corporate offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company's Sansom Street Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Sansom Street Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Sansom Street Class. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Company under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to PFPC, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its
out-of-pocket   expenses.   PFPC  also   provides
services relating to the implementation of the Company's Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, PFPC provides services relating to the implementation of the Portfolio's Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

      PFPC has entered and in the future may enter into additional shareholder servicing agreements ("Shareholder Servicing Agreements") with various dealers ("Authorized Dealers") for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by PFPC, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from PFPC. Such fees will have no effect upon the fees paid by the Company to PFPC.

DISTRIBUTION AND SERVICING AGREEMENT

      PFPC Distributors whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Company's distributor. Pursuant to the terms of a distribution agreement dated January 2, 2001 entered into by PFPC Distributors and the Company, (the "Distribution Agreement") and separate Plan of Distribution, as amended, for the Sansom Street Class (the "Plan"), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to distribute shares of the Sansom Street Class. Payments to PFPC Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Sansom Street Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. PFPC Distributors currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

      The Plan was approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan ("12b-1 Directors").

      Among other things, the Plan provides that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company's shares of the Bedford Class under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company's Directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not "interested persons" of the Company.

      For the fiscal years ended August 31, 2005, 2004 and 2003, the Portfolio paid PFPC Distributors fees as follows:

                                           DISTRIBUTION FEES PAID
                                             (AFTER WAIVERS AND
                                              REIMBURSEMENTS)           WAIVERS         REIMBURSEMENTS
FISCAL YEAR ENDED AUGUST 31, 2005                    $0                 $56,669               $0

FISCAL YEAR ENDED AUGUST 31, 2004                    $0                    $0                 $0

FISCAL YEAR ENDED AUGUST 31, 2003                 $31,535                  $0                 $0

      The Company believes that the Plan may benefit the Company by increasing sales of shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc., a broker-dealer.

                             PORTFOLIO TRANSACTIONS

      The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio's NAV or net income. The Portfolio does not intend to seek profits through short term trading.

      Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BIMC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to PFPC Distributors or BIMC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

      BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

      Investment decisions for the Portfolio and for other investment accounts managed by BIMC are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BIMC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BIMC not participate in or benefit from the sale to the Portfolio.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.473 billion shares have been classified into 103 classes as shown in the table below, however, the Company only has 24 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                      NUMBER OF                                                   NUMBER OF
                                      AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK               (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
A (Growth & Income)                   100                     BBB                                 100
B                                     100                     CCC                                 100
C (Balanced)                          100                     DDD (Robeco Boston Partners
                                                              Institutional Small Cap Value       100
                                                              Fund II)
D  (Tax-Free)                         100                     EEE (Robeco Boston Partners
                                                              Investors Small Cap Value Fund II)  100
E (Money)                             500                     FFF                                 100
F (Municipal Money)                   500                     GGG                                 100
G (Money)                             500                     HHH                                 100
H (Municipal Money)                   500                     III (Robeco Boston Partners
                                                              Long/Short Equity-Institutional     100
                                                              Class)
I (Sansom Money)                      1,500                   JJJ (Robeco Boston Partners
                                                              Long/Short Equity-Investor Class)   100
J (Sansom Municipal Money)            500                     KKK (Robeco Boston Partners Funds)
                                                                                                  100
K (Sansom Government Money)           500                     LLL (Robeco Boston Partners Funds)
                                                                                                  100
L (Bedford Money)                     1,500                   MMM (n/i numeric Small Cap Value)
                                                                                                  100
M (Bedford Municipal Money)           500                     NNN (Bogle Investment Management
                                                              Small Cap Growth - Institutional    100
                                                              Class)
N (Bedford Government Money)          500                     OOO (Bogle Investment Management
                                                              Small Cap Growth - Investor Class)  100
O (Bedford N.Y. Money)                500                     PPP (Schneider Value Fund)          100
P (RBB Government)                    100                     QQQ (Institutional Liquidity Fund   2,500
                                                              for Credit Unions)
Q                                     100                     RRR (Liquidity Fund for Credit      2,500
                                                              Unions)
R (Municipal Money)                   500                     SSS (Robeco WPG Core Bond Fund -    100
                                                              Retirement Class)
S (Government Money)                  500                     TTT (Robeco WPG Core Bond Fund -    50
                                                              Institutional Class)
T                                     500                     UUU (Robeco WPG Tudor Fund -        50
                                                              Institutional Fund)
U                                     500                     VVV (Robeco WPG Large Cap Growth    50
                                                              Fund - Institutional Class)
V                                     500                     WWW (Senbanc Fund)                  50
W                                     100                     XXX (Robeco WPG Core Bond Fund -    100
                                                              Investor Class)
X                                     50                      Select (Money)                      700
Y                                     50                      Beta 2 (Municipal Money)            1
Z                                     50                      Beta 3 (Government Money)           1
AA                                    50                      Beta 4 (N.Y. Money)                 1
BB                                    50                      Principal Class (Money)             700
CC                                    50                      Gamma 2 (Municipal Money)           1
DD                                    100                     Gamma 3 (Government Money)          1
EE                                    100                     Gamma 4 (N.Y. Money)                1
FF (n/i numeric Emerging Growth)      50                      Bear Stearns Money                  2,500
GG (n/i numeric Growth)               50                      Bear Stearns Municipal Money        1,500
HH (n/i numeric Mid Cap)              50                      Bear Stearns Government Money       1,000
II (Baker 500 Growth Fund)            100                     Delta 4 (N.Y. Money)                1
JJ (Baker 500 Growth Fund)            100                     Epsilon 1 (Money)                   1

                                      NUMBER OF                                                   NUMBER OF
                                      AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK               (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
KK                                    100                     Epsilon 2 (Municipal Money)         1
LL                                    100                     Epsilon 3 (Government Money)        1
MM                                    100                     Epsilon 4 (N.Y. Money)              1
NN                                    100                     Zeta 1 (Money)                      1
OO                                    100                     Zeta 2 (Municipal Money)            1
PP                                    100                     Zeta 3 (Government Money)           1
QQ (Robeco Boston Partners                                    Zeta 4 (N.Y. Money)                 1
Institutional Large Cap)              100
RR (Robeco Boston Partners                                    Eta 1 (Money)                       1
Investors Large Cap)                  100
SS (Robeco Boston Partners Adviser                            Eta 2 (Municipal Money)             1
Large Cap)                            100
TT (Robeco Boston Partners                                    Eta 3 (Government Money)            1
Investors Mid Cap)                    100
UU (Robeco Boston Partners                                    Eta 4 (N.Y. Money)                  1
Institutional Mid Cap)                100
VV (Robeco Boston Partners                                    Theta 1 (Money)                     1
Institutional All Cap Value)          100
WW (Robeco Boston Partners                                    Theta 2 (Municipal Money)           1
Investors All Cap Value)              100
YY (Schneider Capital Small Cap                               Theta 3 (Government Money)          1
Value)                                100
ZZ                                    100                     Theta 4 (N.Y. Money)                1
AAA                                   100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Hilliard Lyons Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.

      Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                               VALUATION OF SHARES

      The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio's "net assets" equal the value of the Portfolio's investments and other securities less its liabilities. The Portfolio's NAV per share is computed twice each day, as of 12:00 noon (Eastern time) and as of 4:00 p.m. (Eastern time), on each Business Day. "Business Day" means each weekday when both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. Currently, the NYSE is closed weekends and on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and the preceding Friday and subsequent Monday when one of these holidays falls on a Saturday or Sunday. The FRB is currently closed on weekends and the same holidays as the NYSE as well as Columbus Day and Veterans' Day. The Portfolio's NAV may be computed as described above on days that the NYSE is closed in an emergency situation, if in the opinion of BIMC and PFPC, the Portfolio can otherwise maintain its operations.

      The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

      The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company's Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a NAV per share as determined by using available market quotations.

      The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BIMC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BIMC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company's Board of Directors, the Board will take such actions as it deems appropriate.

      In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

                                      TAXES

      The Portfolio intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code, and to distribute its income to shareholders each year, so that the Portfolio generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Portfolio's earnings. Moreover, if the Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect to the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                              SHAREHOLDER APPROVALS

      As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Portfolio's investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                                  MISCELLANEOUS

COUNSEL

      The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, serves as the Portfolio's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto in the Portfolio's Annual Report to Shareholders for the fiscal year ended August 31, 2005 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Portfolio's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

      "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

      "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

      "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

      "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

      WITHDRAWN:   A  rating  is  withdrawn  when  Fitch  deems  the  amount  of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

      (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                               PROXY VOTING POLICY
                                       FOR
                            BLACKROCK ADVISORS, INC.
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

Introduction

      This Proxy Voting Policy ("Policy") for BlackRock Advisors, Inc. and its affiliated registered investment advisers ("B1ackRock") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

      Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. BlackRock will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, BlackRock will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

      Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by BlackRock in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

      Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

      Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with managing an account may have a close relative who serves as a director or executive of a company that is soliciting proxies regarding securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

      This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefor recorded in writing.

      Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

            A.    Social Issues,

            B.    Financial/Corporate Issues, and

            C.    Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

      Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

      1. They do not measurably change the structure, management control, or operation of the corporation.

      2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              Voting Recommendation

      BlackRock will normally support the following routine proposals:

      1.    To increase authorized common shares.

      2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

      3.    To elect or re-elect directors.

      4.    To appoint or elect auditors.

      5. To approve indemnification of directors and limitation of directors' liability.

      6.    To establish compensation levels.

      7.    To establish employee stock purchase or ownership plans.

      8.    To set time and location of annual meeting.

                                   SECTION II
                              NON-ROUTINE PROPOSALS

A.    Social Issues

      Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                              Voting Recommendation

      If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

      1.    To enforce restrictive energy policies.

      2.    To place arbitrary restrictions on military contracting.

      3.    To  bar  or  place  arbitrary   restrictions  on  trade  with  other
            countries.

      4.    To restrict the marketing of controversial products.

      5.    To limit corporate political activities.

      6.    To bar or restrict charitable contributions.

      7. To enforce a general policy regarding human rights based on arbitrary parameters.

      8. To enforce a general policy regarding employment practices based on arbitrary parameters.

      9. To enforce a general policy regarding animal rights based on arbitrary parameters.

      10.   To place arbitrary restrictions on environmental practices.

B.    Financial/Corporate Issues

      Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

      We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

      1.    To change the state of incorporation.

      2.    To approve mergers, acquisitions or dissolution.

      3.    To institute indenture changes.

      4.    To change capitalization.

C.    Shareholder Rights

      Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

      We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

      We will generally vote for the following management proposals:

      1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

      2.    To institute staggered board of directors.

      3. To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

      4.    To eliminate cumulative voting.

      5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

      6.    To create a dividend reinvestment program.

      7.    To eliminate preemptive rights.

      8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      We will generally vote against the following management proposals:

      1.    To require greater than 66 2/3% shareholder  approval for a proposed
            amendment   to   the    corporation's    by-laws    ("super-majority
            provisions").

      2.    To  require  that  an  arbitrary   fair  price  be  offered  to  all
            shareholders that is derived from a fixed formula ("fair price amendments").

      3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

      4. To prohibit replacement of existing members of the board of directors.

      5. To eliminate shareholder action by written consent without a shareholder meeting.

      6. To allow only the board of directors to call a shareholder meeting Q' to propose amendments to the articles of incorporation.

      7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

      8.    To limit the ability of shareholders to nominate directors.

      We will generally vote for the following shareholder proposals:

      1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

      2. To opt out of state anti takeover laws deemed to be detrimental to the shareholder.

      3. To change the state of incorporation for companies operating under the umbrella of antishareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

      4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

      5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

      6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

      7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

      8.    To create a dividend reinvestment program.

      9. To recommend that votes to "abstain' 'not be considered votes "cast' 'at an annual meeting or special meeting, unless required by state law.

      10. To require that "golden parachutes" be submitted for shareholder ratification.

      We will generally vote against the following shareholder proposals:

      1.    To restore preemptive rights.

      2.    To restore cumulative voting.

      3.    To require annual election of directors or to specify tenure.

      4.    To eliminate a staggered board of directors.

      5.    To require confidential voting.

      6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

      7.    To dock director pay for failing to attend board meetings.

                                   SECTION III
                                 VOTING PROCESS

      BlackRock has engaged a third-party service provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy solicitations we receive for our clients and makes recommendations to us as to how, based upon our guidelines, the relevant votes should be cast. These recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Management Group team desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from recommendations made by our third-party service provider and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

      IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A MATERIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK CLIENT OR THE MATTER BEING VOTED ON INVOLVES BLACKROCK, PNC OR ANY AFFILIATE (INCLUDING A PORTFOLIO MANAGEMENT GROUP EMPLOYEE) OF EITHER OF THEM, PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing a vote that differs from recommendations made by our third-party service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

      With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes,
(iii) requirements to vote proxies in person, if not practicable, (iv) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (v) impracticable or inappropriate requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                              *     *     *    *

      Any questions regarding this Policy may be directed to the General Counsel of BlackRock.

Approved: October 21, 1998

Revised: May 27, 2003

                                  SENBANC FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2005

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares (the "Shares") representing interests in the Senbanc Fund (the "Fund") of The RBB Fund, Inc. (the "Company"). This SAI is not a prospectus, and should be read only in conjunction with the Fund's Prospectus dated December 31, 2005 (the "Prospectus"). The Fund commenced operations on July 8, 1999 as a separate series (the "Predecessor Fund") of Hilliard Lyons Research Trust (the "Trust"). On August 31, 2005, the Predecessor Fund was reorganized as a new series of the Company. A copy of the Prospectus and the Predecessor Fund's Interim Report may be obtained free of charge by calling toll-free (800) 444-1854. The financial statements and notes contained in the Predecessor Fund's Interim Report are incorporated by reference into this SAI. No other part of the Predecessor Fund's Interim Report is incorporated herein by reference.

FUND HISTORY AND CLASSIFICATION................................................1

INVESTMENT STRATEGIES AND RISKS................................................1

FUND POLICIES..................................................................5

DISCLOSURE OF PORTFOLIO HOLDINGS...............................................6

MANAGEMENT OF THE COMPANY......................................................6

CODE OF ETHICS................................................................12

PROXY VOTING POLICIES.........................................................12

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................12

INVESTMENT ADVISORY AND OTHER SERVICES........................................12

PORTFOLIO TRANSACTIONS........................................................17

PURCHASE AND REDEMPTION INFORMATION...........................................18

VALUATION OF SHARES...........................................................20

TAXES.........................................................................20

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................21

MISCELLANEOUS.................................................................24

FINANCIAL STATEMENTS..........................................................24

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                         FUND HISTORY AND CLASSIFICATION

      The Company is an open-end management investment company currently operating or proposing to operate nineteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940 (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one non-diversified portfolio of the Company, which is offered by the Prospectus. Unless otherwise noted, financial and performance information included in the Prospectus and this SAI is that of the Predecessor Fund.

                         INVESTMENT STRATEGIES AND RISKS

      The following information supplements the discussion of the Fund's investment objective, strategies and risks discussed in the Prospectus.

INVESTMENT OBJECTIVE

      The Fund seeks long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamental and may only be changed with shareholder approval.

INVESTMENT PHILOSOPHY

      Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser") uses a VALUE investment style for the Fund. The Adviser seeks to identify the most undervalued Banks (as defined below under the section entitled "Principal Types of Investments and Related Risks") by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund's portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS

      Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as "Banks"). See, however, "Debt Securities and Money Market Instruments." Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund's assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

      Generally, the equity securities in which the Fund invests are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. The Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund's investments are not influenced by a Bank's market capitalization (large, medium or small).

      Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government entity. You could lose money by investing in the Fund. The Fund is not a complete investment program. We recommend that you consider an investment in the Fund as only one portion of your overall investment portfolio.

      MARKET RISK. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the Adviser's control. Therefore, the return and net asset value of the Fund will fluctuate, and you could lose money by investing in the Fund.

      INDUSTRY CONCENTRATION RISK. Since the Fund's investments will be concentrated in the banking industry, the Fund will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry. Thus, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which limits their activities. The availability and cost of funds to Banks are crucial to their profitability. Consequently, volatile interest rates and deteriorating economic conditions can adversely affect their financial performance and condition.

      NONDIVERSIFICATION RISK. The Fund is NONDIVERSIFIED, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a nondiversified fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

      SMALL COMPANY RISK. The Adviser may invest the Fund's assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund's share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

OTHER TYPES OF INVESTMENTS AND RELATED RISKS

      Although they are not principal types of investments and strategies of the Fund, the Fund may also invest to a limited extent in the following types of investments and is subject to the risks of such investments.

      DEBT SECURITIES AND MONEY MARKET INSTRUMENTS. For cash management purposes as part of the Adviser's disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may invest a portion of its total assets in obligations of the U.S. government, its agencies and instrumentalities and debt securities of companies in any industry, including corporate notes, bonds and debentures. Investments in debt securities are subject to interest rate risk and credit risk. The market value of debt securities in the Fund's portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt securities, the Fund's share price will be subject to losses from possible financial difficulties of borrowers whose debt securities are held by the Fund. Debt securities in which the Fund may invest will generally be rated at least Aa by Moody's Investors Service ("Moody's"), AA by Standard & Poor's Corporation ("Standard & Poor's" or "S&P") or the equivalent by other nationally recognized statistical rating organizations (see Appendix A -- "Description of Securities Ratings"). In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that the Fund holds cash or invests in debt securities and money market instruments, the Fund may not achieve its investment objective.

      CONVERTIBLE SECURITIES. The Fund generally may not purchase but may acquire (through its holdings in common stocks) convertible securities. These may include corporate notes or preferred stock, but are ordinarily long-term debt obligations convertible at a stated exchange rate into common stock of the issuer. All convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

      As with all debt securities, the market value of convertible securities tends to decrease as interests rates rise and, conversely, to increase as interest rates fall. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

      The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund generally may not purchase but may acquire (through its holdings in common stocks) securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the transaction. The purchase price and the interest rate payable, if any, are fixed on the purchase commitment date or at the time the settlement date is fixed. The securities so purchased are subject to market fluctuation, and no income accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it must record the transaction and reflect the value of such securities each day in determining its net asset value. At the time it is received, a when-issued security may be valued at less than its purchase price. The Fund must make commitments for such when-issued transactions only when it intends to acquire the securities. To facilitate such purchases, the Fund must earmark or segregate liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund must meet its obligations from maturities or sales of the securities held in the segregated account or from cash on hand.

      ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted or subject to legal restrictions on resale, or due to other factors which, in the Adviser's opinion, raise questions concerning the Fund's ability to liquidate the securities in a timely and orderly manner without substantial loss. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the Fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may be resold in a liquid dealer or institutional trading market, but the Fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the Fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

      REPURCHASE AGREEMENTS. From time to time, the Fund may enter into repurchase agreements with qualified banks or securities broker-dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation for a relatively short period (usually not more than seven days), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities is monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

      The Fund only enters into repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, usually for a period of seven days or less. The term of each of the Fund's repurchase agreements is always less than one year and the Fund does not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 15% of its net assets would be so invested.

      WARRANTS AND RIGHTS. The Fund generally may not purchase but may acquire (through its holdings in common stocks) warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

      LENDING. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or U.S. government obligations, with the Fund's custodian in an amount at least equal to the market value of the loaned securities.

      BORROWING. The Fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the Fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease Fund performance by increasing transaction expenses.

      The Fund may deal with unpredictable cash flows by borrowing money. Through such borrowings the Fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the Fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the Fund will liquidate portfolio securities in an orderly manner to repay the borrowed money.

      To the extent that the Fund borrowed money prior to selling securities, the Fund would be leveraged such that the Fund's net assets may appreciate or depreciate in value more than an unleveraged portfolio of similar securities. Since substantially all of the Fund's assets will fluctuate in value and the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns which the Fund earns on portfolio securities. Under adverse conditions, the Fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

                                  FUND POLICIES

FUNDAMENTAL POLICIES

      The Fund has adopted the following fundamental policies for the protection of shareholders that may not be changed without the approval of a majority of the Fund's outstanding shares, defined in the 1940 Act as the lesser of (i) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. Under these policies, THE FUND MAY NOT:

1. Borrow money, except as permitted under the 1940 Act and as interpreted or modified by a regulatory authority having jurisdiction from time to time;

2. Issue senior securities, except as permitted under the 1940 Act and as interpreted by a regulatory authority having jurisdiction from time to time;

3.    Purchase   physical   commodities   or  contracts   relating  to  physical
      commodities;

4. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities;

5. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities;

6.    Make loans to other persons except (i) loans of portfolio securities,  and
      (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

7. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its investments in the banking industry.

NONFUNDAMENTAL POLICIES

      In addition to the fundamental policies stated above, the Board voluntarily has adopted the following policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders. Accordingly, the Fund may not:

1. Invest for the purpose of exercising control over management of any company;

2. Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the 1940 Act;

3. Invest more than 15% of the value of its net assets in illiquid securities; or

4. Invest in 10% or more of any class of voting securities of a state member bank or bank holding company (as defined by the Board of Governors of the Federal Reserve System).

      Under normal market circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions. The Board will provide shareholders with at least 60 days' prior notice of any change in the Fund's 80% investment policy.

      If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund's portfolio securities. The policies relating to the disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports and as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund's portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and GCom(2)Solutions, the financial printer. These service providers are required to keep such information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund's portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. The Company currently discloses the Fund's portfolio holdings information to Morningstar and Thompson Financial monthly, the next business day after the date of the information. A designated officer of the Adviser must authorize the disclosure of the Fund's portfolio holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at the next quarterly meeting of the Board.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                           IN FUND         OTHER
                               POSITION(S)  TERM OF OFFICE                                                 COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                Director      1988 to      Since 1969, Director and Vice Chairman,          17        Director,
Comcast Corporation                            present      Comcast Corporation (cable television and                  Comcast
1500 Market Street,                                         communications); Director, NDS Group PLC                   Corporation
35th Floor                                                  (provider of systems and applications for
Philadelphia, PA 19102                                      digital pay TV).
DOB: 7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                 Director      1988 to      Since 2000, Vice President, Fox Chase            17        None
Fox Chase Cancer Center                        present      Cancer Center (biomedical research and
333 Cottman Avenue                                          medical care); prior to 2000, Executive
Philadelphia, PA 19111                                      Vice President, Fox Chase Cancer Center.
DOB: 12/06/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman               Director      1991 to      Since December 2000, Director, Gabelli           17        None
106 Pierrepont Street                          present      Group Capital Partners, L.P. (an
Brooklyn, NY 11201                                          investment partnership); Chief Operating
DOB: 5/21/48                                                Officer and member of the Board of
                                                            Directors of Outercurve Technologies
                                                            (wireless enabling services) until April
                                                            2001; Chief Operating Officer and member
                                                            of the Executive Operating Committee of
                                                            Warburg Pincus Asset Management, Inc.;
                                                            Executive Officer and Director of Credit
                                                            Suisse Asset Management Securities, Inc.
                                                            (formerly Counsellors Securities, Inc.)
                                                            and Director/Trustee of various investment
                                                            companies advised by Warburg Pincus Asset
                                                            Management, Inc. until September 15, 1999;
                                                            Prior to 1997, Managing Director of
                                                            Warburg Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg              Director   1991 to present Since 1974, Chairman, Director and               17        Director,
Moyco Technologies, Inc.                                    President, Moyco Technologies, Inc.                        Moyco
200 Commerce Drive                                          (manufacturer of precision coated and                      Technologies,
Montgomeryville, PA  18936                                  industrial abrasives). Since 1999,                         Inc.
DOB: 3/24/34                                                Director, Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                           IN FUND         OTHER
                               POSITION(S)  TERM OF OFFICE                                                 COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH    AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                 Director      1991 to      Since July 2002, Senior Vice President and       17        Director,
Oppenheimer & Company, Inc.                    present      prior thereto, Executive Vice President of                 Kensington
200 Park Avenue                                             Oppenheimer & Co., Inc., formerly                          Funds
New York, NY 10166                                          Fahnestock & Co., Inc. (a registered
DOB: 4/16/38                                                broker-dealer). Since November 2004,
                                                            Director of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall               Director      2002 to      Director of PFPC Inc. from January 1987 to       17        Director,
400 Bellevue Parkway                           present      April 2002, Chairman and Chief Executive                   Cornerstone
Wilmington, DE 19809                                        Officer of PFPC Inc. until April 2002,                     Bank
DOB: 9/25/38                                                Executive Vice President of PNC Bank,
                                                            National Association from October 1981 to
                                                            April 2002, Director of PFPC International
                                                            Ltd. (financial services) from August 1993
                                                            to April 2002, Director of PFPC
                                                            International (Cayman) Ltd. (financial
                                                            services) from September 1996 to April
                                                            2002; Governor of the Investment Company
                                                            Institute (investment company industry
                                                            trade organization) from July 1996 to
                                                            January 2002; Director of PNC Asset
                                                            Management, Inc. (investment advisory)
                                                            from September 1994 to March 1998;
                                                            Director of PNC National Bank from October
                                                            1995 to November 1997; Director of Haydon
                                                            Bolts, Inc. (bolt manufacturer) and
                                                            Parkway Real Estate Company (subsidiary of
                                                            Haydon Bolts, Inc.) since 1984; and
                                                            Director of Cornerstone Bank since March
                                                            2004.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                           IN FUND         OTHER
                              POSITION(S)  TERM OF OFFICE                                                  COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND       HELD WITH    AND LENGTH OF             PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH             FUND     TIME SERVED(1)               DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President       1991 to      Certified Public Accountant;  Vice Chairman      N/A            N/A
400 Bellevue Parkway              and        present and    of the  Board,  Fox  Chase  Cancer  Center;
4th Floor                      Treasurer   1988 to present  Trustee Emeritus,  Pennsylvania  School for
Wilmington, DE  19809                                       the  Deaf;  Trustee  Emeritus,   Immaculata
DOB: 6/29/24                                                University;  President  or  Vice  President
                                                            and   Treasurer   of   various   investment
                                                            companies  advised by  subsidiaries  of PNC
                                                            Bank  Corp.  from  1981 to  1997;  Managing
                                                            General  Partner,   President  since  2002,
                                                            Treasurer  since 1981 and Chief  Compliance
                                                            Officer  since  September  2004 of Chestnut
                                                            Street  Exchange  Fund;   Director  of  the
                                                            Bradford Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                  Secretary       2004 to      Since 2003,  Vice  President  and Associate      N/A            N/A
301 Bellevue Parkway                           present      Counsel,   PFPC  Inc.  (financial  services
2nd Floor                                                   company);   Associate,   Stradley,   Ronon,
Wilmington, DE  19809                                       Stevens & Young,  LLC (law  firm) from 2001
DOB: 5/19/74                                                to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA      Chief       Since 2004    President,  Vigilant  Compliance  Services,      N/A            N/A
Vigilant Compliance             Compliance                  LLC since 2004; Senior Legal Counsel,  PFPC
Services, LLC                    Officer                    Inc.   from  2002  to  2004;   Chief  Legal
186 Dundee Drive, Suite 700                                 Counsel,  Corviant Corporation  (Investment
Williamstown, NJ  08094                                     Adviser,    Broker-Dealer    and    Service
DOB: 12/25/62                                               Provider   to   Investment   Advisers   and
                                                            Separate  Accountant  Providers)  from 2001
                                                            to 2002; Partner,  Pepper Hamilton LLP (law
                                                            firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons, Inc.; and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT  COMMITTEE.  The  Board  has an Audit  Committee  comprised  only of
Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened seven times during the fiscal year ended August 31, 2005.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2005.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2005.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

                                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL REGISTERED
                                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                                 DOLLAR RANGE OF                             DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR                      EQUITY SECURITIES IN THE FUND                          INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                                      NONE                                              NONE

Francis J. McKay                                       NONE                                          OVER $100,000

Arnold M. Reichman                                     NONE                                          OVER $100,000

Marvin E. Sternberg                                    NONE                                              NONE
-----------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                                     NONE                                              NONE

Robert Sablowsky                                       NONE                                          OVER $100,000

DIRECTORS' AND OFFICERS' COMPENSATION

      The Company pays each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,600 per year for his services in this capacity. Directors are reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2005, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

                                                                                                  TOTAL COMPENSATION
                                                         PENSION OR                               FROM FUND AND FUND
                                    AGGREGATE            RETIREMENT BENEFITS   ESTIMATED ANNUAL   COMPLEX PAID TO
                                    COMPENSATION         ACCRUED AS PART OF    BENEFITS UPON      DIRECTORS OR
NAME OF DIRECTOR                    FROM REGISTRANT      FUND EXPENSES         RETIREMENT         OFFICERS
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director             $28,750                N/A                  N/A               $28,750

Francis J. McKay, Director              $32,875                N/A                  N/A               $32,875

Arnold M. Reichman, Director            $27,375                N/A                  N/A               $27,375

Marvin E. Sternberg, Director           $32,875                N/A                  N/A               $32,875

---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

J. Richard Carnall, Director and
Chairman                                $33,975                N/A                  N/A               $33,975

Robert Sablowsky, Director              $27,375                N/A                  N/A               $27,375

---------------------------------------------------------------------------------------------------------------------
OFFICER:
---------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA
Chief Compliance Officer               $203,374                N/A                  N/A               $203,374
---------------------------------------------------------------------------------------------------------------------

Edward J. Roach
President and Treasurer                 $36,300              $3, 630                N/A               $39,930
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

      As of December 31, 2004, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee (currently limited to Edward J. Roach). By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                              PROXY VOTING POLICIES

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund's investments and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Predecessor Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-444-1854 and by visiting the SEC website at HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2005, to the Company's knowledge, no shareholders were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.


      As of November 30, 2005, Directors and Officers as a group owned 2.10% of the Robeco Boston Partners Mid Cap Value Fund - Investor Class, 1.63% of the Robeco Boston Partners Long/Short Equity Fund - Institutional Class, 1.89% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      The Adviser is located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, Kentucky 40202. Hilliard Lyons is a wholly owned subsidiary of The PNC Financial Services Group, Inc. ("PNC"). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. As of November 30, 2005, the Adviser managed individual, corporate, fiduciary and institutional accounts with assets of approximately $3.2 billion. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company's Board of Directors and in accordance with the Fund's stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.60% of the Fund's average daily net assets.

      The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospedtus and the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses;
(e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions;
(p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its Advisory Agreement with the portfolio.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The  Advisory  Agreement  was  approved  on May  25,  2005  by vote of the
Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of such parties ("Disinterested Directors"). In connection with such approval, the Board of Directors considered, with the assistance of independent legal counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services to be provided to the Fund and the Adviser's experience and qualifications. Among other items, the Board of Directors also reviewed and considered: (1) a report on the Fund's advisory fee structure; (2) a report on the expected assets, Advisory Fee and expense reimbursements for the Fund; (3) a report comparing: (i) the contractual management fee for the Fund to that of comparable funds, and (ii) the estimated expenses for the Fund to those of its peer group; and (4) a report on soft dollar commissions which included information on the types of research and services expected to be obtained by the Adviser in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions and Brokerage."

      After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Fund. The Board of Directors also concluded that based on the services that the Adviser would provide to the Fund under the Advisory Agreement and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Company to approve the Advisory Agreement.

      Unless sooner terminated pursuant to its terms, the Advisory Agreement shall continue until August 16, 2006. Thereafter, if not terminated, the Advisory Agreement shall continue for successive annual periods ending August 16, provided such continuance is specifically approved at least annually (a) by vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Adviser. The

Advisory Agreement may also be terminated by the Adviser on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of its assignment.

      The Adviser also served as investment adviser to the Predecessor Fund. As compensation for its services to the Predecessor Fund, the Adviser was entitled to receive a monthly advisory fee computed at an annual rate of 0.60% of the Predecessor Fund's average daily net assets. The advisory fees paid by the Predecessor Fund, including waivers and reimbursements, for the period July 1, 2005 to August 31, 2005 and the years ended June 30, 2005, June 30, 2004 and June 30, 2003 were as follows:

       ---------------------------------------------------------------------------------------------------
                                             ADVISORY FEES
                                           (AFTER WAIVERS AND
                                            REIMBURSEMENTS)           WAIVERS           REIMBURSEMENTS
       ---------------------------------------------------------------------------------------------------
       For the Period July 1, 2005
       to August 31, 2005                       $238,979                $-0-                 $-0-
       ---------------------------------------------------------------------------------------------------
       For the year ended June 30, 2005        $1,396,663               $-0-                 $-0-
       ---------------------------------------------------------------------------------------------------
       For the year ended June 30, 2004        $1,022,886               $-0-                 $-0-
       ---------------------------------------------------------------------------------------------------
       For the year ended June 30, 2003         $380,538                $-0-                 $-0-
       ---------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER

      OTHER ACCOUNTS. As of the fiscal year ended August 31, 2005, Alan F. Morel was not responsible for the day-to-day portfolio management for any portfolios or accounts other than the Fund's portfolio.

      DESCRIPTION OF COMPENSATION. As of August 31, 2005, Mr. Morel's compensation was calculated quarterly based on a fixed percentage of the Fund's investment advisory fee, which is based on the average daily net assets of the Fund.

      SECURITIES OWNERSHIP. As of August 31, 2005, Mr. Morel beneficially owned between $10,001 - $50,000 of equity securities in the Fund.

CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

      PFPC Trust Company, which is affiliated with the Adviser, with corporate offices at 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (the "Custodian"), serves as the custodian of the Fund's assets pursuant to a custodian agreement between the Custodian and the Company dated August 16, 1988, as amended and supplemented (the "Custodian Agreement"). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a minimum monthly fee of $1,500, excluding transaction charges and out-of-pocket expenses.

      The monthly fee will be calculated daily based upon the Fund's total gross assets and payable monthly in the following amounts:

      .015% of the first $100 million of average gross assets;
      .010% of the next $400 million of average gross assets; and .008% of average gross assets over $500 million

      PFPC, which is affiliated with the Adviser, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Trust Company, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $3,000, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

DISTRIBUTION AGREEMENT

      PFPC Distributors, which is affiliated with the Adviser, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated as of January 2, 2001, as supplemented (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund.

      PFPC Distributors provides certain administrative services to the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement between the Company and PFPC Distributors. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports.

DISTRIBUTION PLAN

      On May 25, 2005, the Board of Directors of the Company, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act), of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Distribution Plan Directors") (as defined below) approved a Distribution Plan and related agreements (the "Plan") for the Fund pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays PFPC Distributors for its services as the distributor of the Fund's shares. Such payments may be used by PFPC Distributors for any activities or expenses primarily intended to result in the sale of Fund shares, including compensation to financial institutions, including the Adviser and its affiliates ("Shareholder Organizations"), advertising, marketing and distributing the Fund's shares and/or for personal liaison and/or administrative support services provided to shareholders. PFPC Distributors receives, pursuant to the terms of the Plan, reimbursement for distribution expenses actually incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund and that may be carried forward from one quarter to next if the amount is not sufficient to reimburse the Distributor. If the amount reimbursed is insufficient to pay the expenses of distribution, PFPC Distributors bears the additional expenses.

      Services performed by Shareholder Organizations may include: (i) printing and distributing copies of any prospectuses and annual and interim reports of the Fund (after the Fund has prepared and set in type such materials) that are used by PFPC Distributors or brokers, dealers and other financial intermediaries who may have a selling agreement with PFPC Distributors (collectively referred to as "Intermediaries") in connection with the offering of the Fund's shares;
(ii) preparing, printing or otherwise manufacturing and distributing any other literature or materials of any nature used by Hilliard Lyons and Intermediaries in connection with promoting, distributing or offering the Fund's shares; (iii) advertising, promoting and selling the Fund's shares to broker-dealers, banks and the public;
(iv) distribution-related overhead and the provision of information programs and shareholder services with compensating Intermediaries for (a) selling the Fund's shares and (b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays; and (vi) acting as agent for the Fund in connection with implementing the Plan..

      Among other things, the Plan provides that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of Disinterested Plan Directors, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company's Directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not "interested persons" of the Company. For the fiscal year ended June 30, 2005 the Predecessor Fund paid Hilliard Lyons $790,520 and for the period July 1, 2005 to August 31, 2005, the Fund paid Hilliard Lyons $173,414, under the Distribution Plan, all of which was for compensation to Hilliard Lyons and/or Intermediaries for (a) selling the Fund's shares and (b) providing personal services to shareholders and the maintenance of shareholder accounts including paying interest on and incurring other carrying costs on funds borrowed to pay such initial outlays.

      Fees payable under the Plan are separate from and in addition to any Fund payments described herein for administration, fund accounting, transfer agency and/or other services.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS

      PFPC also serves as administrator and fund accounting agent to the Fund pursuant to an Administration and Accounting Services Agreement dated August 1, 2002 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. For its services to the Fund, PFPC is entitled to receive a minimum monthly fee of $7,500 for the Fund, exclusive of out-of-pocket expenses. The monthly fee is calculated based upon the Fund's average net assets and paid monthly as follows:

      0.095% of the first $250 million of average daily net assets; 0.080% of the next $250 million of average daily net assets; 0.060% of the next $250 million of average daily net assets; and 0.040% of the average daily net assets in excess of $750 million

      PFPC also served as administrator and fund accounting agent to the Predecessor Fund. The asset based fee or administrative and accounting services for the Predecessor Fund was 0.11% of the first $250 million of average daily net assets; 0.08% of the next $250 million of average daily net assets; 0.06% of the next $250 million of average daily net assets; and 0.04% of the average daily net assets in excess of $750 million. The administration and accounting fees, including waivers and reimbursements for the period from July 1, 2005 to August 31, 2005 and for the years ended June 30, 2005, June 30, 2004 and June 30, 2003 paid by the Predecessor Fund to PFPC were as follows:

          ---------------------------------------------------------------------------------------------
                                            ADMINISTRATION AND
                                              ACCOUNTING FEES
                                            (AFTER WAIVERS AND
                                              REIMBURSEMENTS)            WAIVERS        REIMBURSEMENTS
          ---------------------------------------------------------------------------------------------
          For the period from July 1, 2005
          to August 31, 2005                       $43,813                 $-0-               $-0-
          ---------------------------------------------------------------------------------------------
          For the year ended June 30, 2005        $256,053                 $-0-               $-0-
          ---------------------------------------------------------------------------------------------
          For the year ended June 30, 2004        $187,529                 $-0-               $-0-
          ---------------------------------------------------------------------------------------------
          For the year ended June 30, 2003        $100,811                 $-0-               $-0-
          ---------------------------------------------------------------------------------------------

      The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Fund's annual post-effective amendment filing and supplements to the Fund's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. The Predecessor Fund also had a Regulatory Administration Services Agreement with PFPC.

                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

      The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

      The aggregate brokerage commissions paid by the Predecessor Fund for the period July 1, 2005 to August 31, 2005 and for the years ended June 30, 2003, 2004 and 2005 were as follows:

       -------------------------------------------------------------------------
                                                           BROKERAGE COMMISSIONS
       -------------------------------------------------------------------------
       For the period July 1, 2005 to August 31, 2005      $18,460
       -------------------------------------------------------------------------
       For the year ended June 30, 2005                    $239,781
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
       For the year ended June 30, 2004                    $182,121
       -------------------------------------------------------------------------
       For the year ended June 30, 2003                    $164,996
       -------------------------------------------------------------------------

      For the fiscal year ended August 31, 2005, the Predecessor Fund paid no commissions to brokers on account of research services.

PORTFOLIO TURNOVER

      The Fund does not seek to realize profits by participating in short-term market movements and intends to purchase securities for long-term capital appreciation. However, portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. The Predecessor Fund's Portfolio turnover rate was 51.01% and 19.90% for the years ended June 30, 2004 and 2005, respectively. The Predecessor Fund's Portfolio turnover value was 0.94% for the period July 1, 2005 to August 31, 2005. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all securities with maturities of one year or less when purchased by the Fund.

                       PURCHASE AND REDEMPTION INFORMATION

      Read the Fund's Prospectus for information regarding the purchase and redemption of Fund shares, including any applicable sales charges. The following information supplements information in the Fund's Prospectus.

      You may purchase shares through an account maintained by J.J.B. Hilliard, W.L. Lyons, Inc. ("Hilliard Lyons") or other brokerage firms, financial institutions and industry professions ("Service Organizations"). The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's NAV. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time: including, without limitation, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1985, as amended (the "Code"); or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

      The computation of the hypothetical offering price per share, based on the value of the Predecessor Fund's net assets on August 31, 2005 and the Fund's shares outstanding on such date is as follows:

Net Assets......................................................$230,250,350

Outstanding Shares..............................................$14,148,484

NAV per Share...................................................$16.27

Maximum Sales Charge ...........................................$0.37

Maximum Offering Price to Public................................$16.64

      CONTINGENT DEFERRED SALES CHARGE ON CERTAIN REDEMPTIONS. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or (c) systematic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

      The Fund's shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on shares of the Fund as follows:

      QUANTITY DISCOUNTS. Purchases of at least $500,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

      COMBINED PURCHASE PRIVILEGE. The following purchases may be combined for purposes of determining the "amount of purchase": (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section 2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.

      ACCUMULATED PURCHASES. If you make an additional purchase of Fund shares, you can count previous shares purchased and still invested in the Fund in calculating the applicable sales charge on the additional purchase.

      LETTER OF INTENT. You can sign a Letter of Intent committing to purchase at least $500,000 (or $1,000,000) in Fund shares within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not fulfill the Letter of Intent, the appropriate amount of Fund shares held in escrow will be redeemed to pay the sales charges that were not applied to your purchases.

DEALER REALLOWANCES

      As shown in the table below, PFPC Distributors, the Distributor for the shares of the Fund, may provide dealer reallowances up to the full sales charge for purchases of the Fund's shares in which a front-end sales charge is applicable.

                                                    MAXIMUM SALES CHARGE ALLOWED TO DEALERS AS A
           AMOUNT OF PURCHASE                               PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------------------------------------------
Less than $500,000                                                      2.25%

At least $500,000 but less than $1,000,000                              1.75%

$1,000,000 or greater                                                   0.00%

                               VALUATION OF SHARES

      Subject to the approval of the Company's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Valuation Committee under the direction of the Company's Board of Directors.

                                      TAXES

GENERAL

      The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

      The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described herein. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      In addition to the Distribution Requirement, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships. The Fund intends to comply with these requirements.

      If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, the shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

      The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

      Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such state or localities.

TAXATION OF CERTAIN INVESTMENTS

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

      In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the share if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.473 billion shares have been classified into 103 classes as shown in the table below, however, the Company only has 24 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                      NUMBER OF                                                   NUMBER OF
                                      AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK               (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
A (Growth & Income)                   100                     BBB                                 100
B                                     100                     CCC                                 100
C (Balanced)                          100                     DDD (Robeco Boston Partners
                                                              Institutional Small Cap Value       100
                                                              Fund II)
D  (Tax-Free)                         100                     EEE (Robeco Boston Partners
                                                              Investors Small Cap Value Fund II)  100
E (Money)                             500                     FFF                                 100
F (Municipal Money)                   500                     GGG                                 100
G (Money)                             500                     HHH                                 100
H (Municipal Money)                   500                     III (Robeco Boston Partners
                                                              Long/Short Equity-Institutional     100
                                                              Class)
I (Sansom Money)                      1,500                   JJJ (Robeco Boston Partners
                                                              Long/Short Equity-Investor Class)   100
J (Sansom Municipal Money)            500                     KKK (Robeco Boston Partners Funds)
                                                                                                  100
K (Sansom Government Money)           500                     LLL (Robeco Boston Partners Funds)
                                                                                                  100
L (Bedford Money)                     1,500                   MMM (n/i numeric Small Cap Value)
                                                                                                  100
M (Bedford Municipal Money)           500                     NNN (Bogle Investment Management
                                                              Small Cap Growth - Institutional    100
                                                              Class)
N (Bedford Government Money)          500                     OOO (Bogle Investment Management
                                                              Small Cap Growth - Investor Class)  100
O (Bedford N.Y. Money)                500                     PPP (Schneider Value Fund)          100
P (RBB Government)                    100                     QQQ (Institutional Liquidity Fund   2,500
                                                              for Credit Unions)
Q                                     100                     RRR (Liquidity Fund for Credit      2,500
                                                              Unions)
R (Municipal Money)                   500                     SSS (Robeco WPG Core Bond Fund -    100
                                                              Retirement Class)
S (Government Money)                  500                     TTT (Robeco WPG Core Bond Fund -    50
                                                              Institutional Class)
T                                     500                     UUU (Robeco WPG Tudor Fund -        50
                                                              Institutional Fund)
U                                     500                     VVV (Robeco WPG Large Cap Growth    50
                                                              Fund - Institutional Class)
V                                     500                     WWW (Senbanc Fund)                  50
W                                     100                     XXX (Robeco WPG Core Bond Fund -    100
                                                              Investor Class)
X                                     50                      Select (Money)                      700
Y                                     50                      Beta 2 (Municipal Money)            1
Z                                     50                      Beta 3 (Government Money)           1
AA                                    50                      Beta 4 (N.Y. Money)                 1
BB                                    50                      Principal Class (Money)             700
CC                                    50                      Gamma 2 (Municipal Money)           1
DD                                    100                     Gamma 3 (Government Money)          1
EE                                    100                     Gamma 4 (N.Y. Money)                1
FF (n/i numeric Emerging Growth)      50                      Bear Stearns Money                  2,500
GG (n/i numeric Growth)               50                      Bear Stearns Municipal Money        1,500
HH (n/i numeric Mid Cap)              50                      Bear Stearns Government Money       1,000
II (Baker 500 Growth Fund)            100                     Delta 4 (N.Y. Money)                1
JJ (Baker 500 Growth Fund)            100                     Epsilon 1 (Money)                   1
KK                                    100                     Epsilon 2 (Municipal Money)         1
LL                                    100                     Epsilon 3 (Government Money)        1
MM                                    100                     Epsilon 4 (N.Y. Money)              1
NN                                    100                     Zeta 1 (Money)                      1
OO                                    100                     Zeta 2 (Municipal Money)            1

                                      NUMBER OF                                                   NUMBER OF
                                      AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK               (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
PP                                    100                     Zeta 3 (Government Money)           1
QQ (Robeco Boston Partners                                    Zeta 4 (N.Y. Money)                 1
Institutional Large Cap)              100
RR (Robeco Boston Partners                                    Eta 1 (Money)                       1
Investors Large Cap)                  100
SS (Robeco Boston Partners Adviser                            Eta 2 (Municipal Money)             1
Large Cap)                            100
TT (Robeco Boston Partners                                    Eta 3 (Government Money)            1
Investors Mid Cap)                    100
UU (Robeco Boston Partners                                    Eta 4 (N.Y. Money)                  1
Institutional Mid Cap)                100
VV (Robeco Boston Partners                                    Theta 1 (Money)                     1
Institutional All Cap Value)          100
WW (Robeco Boston Partners                                    Theta 2 (Municipal Money)           1
Investors All Cap Value)              100
YY (Schneider Capital Small Cap                               Theta 3 (Government Money)          1
Value)                                100
ZZ                                    100                     Theta 4 (N.Y. Money)                1
AAA                                   100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Hilliard Lyons Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.

      Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of the Fund means, with respect to the approval of the Advisory Agreement, a Distribution Plan or a change in the Fund's investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

                                  MISCELLANEOUS

      COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 serves as independent counsel to the Company and the Disinterested Directors.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103, served as the Predecessor Fund's and serves as the Fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto in the Predecessor Fund's Interim Report to shareholders for the period ended August 31, 2005 (the "Interim Report") are incorporated by reference into this SAI. No other parts of the Interim Report are incorporated by reference herein. The financial statements included in the Interim Report have been audited by the Predecessor Fund's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in the Interim Report and is incorporated herein by reference. Such financial statements have been incorporated by reference herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Interim Report may be obtained at no charge by calling the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

      "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

      "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings
assigned  to  specific   issues.   Foreign  Currency
issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

      "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

      "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation.

Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

      WITHDRAWN:   A  rating  is  withdrawn  when  Fitch  deems  the  amount  of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

      (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

      Hilliard Lyons will vote all proxies in advisory accounts unless the client reserves the right to vote its securities. Proxies over which Hilliard Lyons has voting authority shall be voted in a manner consistent with the best economic interest of the client.

      The following is a series of guidelines outlining how Hilliard Lyons votes certain proposals in the absence of contrary instructions from a client. The guidelines address both management and shareholder proposals. To the extent an issue is not addressed below, Hilliard Lyons will determine on a case-by-case basis any proposals that may arise from management or shareholders.

      This policy attempts to generalize a complex subject. It should be understood that specific fact situations may warrant a departure from these guidelines. In such instances, the relevant facts will be considered and if vote contrary to the guidelines is indicated, it will be cast and the reasons recorded.

MANAGEMENT'S PROPOSALS:

      To the extent that management's proposals do not infringe on shareholder rights, Hilliard Lyons generally supports management's position.

1.    STANDARD PROPOSALS

         Hilliard Lyons tends to support management's proposals to:

      a. Elect the board of directors in uncontested contests (considering independent status in the case of members of audit, compensation and nominating committees, attendance at meetings, etc. );

      b.    Select outside auditors;

      c.    Set the annual meeting date and location;

      d.    Establish dividend reinvestment plans;

      e.    Indemnify directors, officers and employees; and

      f.    Change the corporate name.

      The following management proposals are voted on a case-by-case basis:

      a.    Eliminate preemptive rights or dual classes of stock;

      b.    Provide cumulative voting for directors; and

      c.    Change size of board.

2.    CAPITALIZATION PROPOSALS

      Many capitalization proposals are routine in nature and generally garner Hilliard Lyons' support. They include:

      a.    Increases   in   authorized   common   shares   (within   prescribed
            limitations);

      b.    Issuance of or increase in authorized preferred shares;

      c.    Adjustment of par value;

      d.    Flexible schedules of preferred dividends;

      e.    Repurchase requests; and

      f.    Stock splits or issuance of dividends.

      3.    NON-SALARY COMPENSATION PROGRAMS

      The trend is toward plans with a wide variety of possible awards. Hilliard Lyons favors incentive plans based on performance, not tenure. Stock option and bonus plans will generally be supported if the exercise price is reasonable and the number of shares being authorized for issuance is within prescribed limits. Hilliard Lyons supports stock or other non-salary plans that afford incentives, not risk-free rewards.

      Hilliard Lyons tends to favor plans that afford the following:

      a.    Performance incentive;

      b.    Stock options;

      c.    Stock purchase; and

      d.    Thrift/Profit sharing/Savings.

      Hilliard Lyons tends not to support plans that have:

      a.    Excessive dilution;

      b.    Options awarded at deep discount to the market;

      c.    Permissive policies on pyramiding;

      d.    Restrictive stock plans that reward tenure; and

      e.    Repricing options.

      4.    ANTI-TAKEOVER MEASURES

      Since virtually every equity investment is made with the intention of ultimate sale, Hilliard Lyons views charter and by-law amendments designed to thwart takeover attempts as undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. Accordingly HL tends to oppose anti-takeover measures, which include but are not limited to:

      a.    Fair pricing procedures;

      b.    Supermajority rules;

      c.    Bars to written consent;

      d.    Prohibit shareholder ability to call special meeting;

      e.    Incumbent-entrenchment measures;

      f.    Control share measures;

      g.    Dual class capitalization (unequal voting rights);

      h.    Proposal to change a company's state of incorporation; and

      i     State anti-takeover statutes.

      Although Hilliard Lyons generally opposes the adoption of anti-takeover measures, the existence of such measures will not prevent an investment in a company which has adopted such measures.

SHAREHOLDER PROPOSALS:

      Hilliard Lyons recognizes that shareholders regularly make various proposals that they perceive as offering social (and at times economic) benefits to both the corporation and society. Although Hilliard Lyons acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

      As a rule, if management offers a reasonable response to these shareholder socioeconomic proposals, Hilliard Lyons generally supports their position.

1.    CORPORATE GOVERNANCE

      Hilliard Lyons' voting is mainly determined by financial and economic considerations. Therefore, Hilliard Lyons would tend to vote against shareholder proposals to:

      a.    Rotate annual meeting site;

      b.    Limit tenure of outside directors;

      c.    Curb corporate philanthropy;; or

      d.    Restore preemptive rights.

      Hilliard  Lyons  considers  the  following   shareholder  proposals  on  a
case-by-case basis:

      a.    Disclose political\charitable contributions;

      b.    Disclose executives' government ties;

      c.    Board representation by some minority group;

      d.    Require directors to own stock; and

      e. Require the position of Chairman and CEO to be held by different persons.

2.    ANTI-SHARK REPELLENT MEASURES

      Hilliard Lyons judges shareholders' attempts to undo "poison pills" or other anti-takeover measures and votes on such proposals on a case-by-case basis.

TENDER OFFERS, MERGERS

      Hilliard  Lyons  evaluates  tender  offers  for stock  holdings,  mergers,
corporate   restructuring   (leveraged   buyouts,    spin-offs,   asset   sales,
liquidations) on a case-by-case basis.

INTERNATIONAL PROXY VOTING

      Hilliard Lyons will vote proxies for international holdings in a prudent manner and in the best interests of its accounts. As noted above, Hilliard Lyons will vote proxies unless positive reasons call for not voting. In evaluating international issues the Committee will consider the costs and benefits to be gained and all relevant circumstances. The difficulty and expense of voting the proxy in relation to the benefit to the account is a relevant factor.

POTENTIAL CONFLICTS OF INTEREST

      Hilliard Lyons is part of The PNC Financial Services Group. In order to avoid potential conflicts of interests between Hilliard Lyons and its affiliates and any clients of Hilliard Lyons, Hilliard Lyons votes in accordance with this predetermined policy, generally in accordance with the recommendations of an independent third party. Hilliard Lyons documents the reasons for any variations from this general policy in order to verify that the variation was not the product of any conflict.

RESPONSIBILITY

      The Hilliard Lyons Proxy Voting Committee (the "Committee") shall have responsibility for updating these policies, identifying potential conflicts, making voting decisions, ensuring that proxies are voted timely and maintaining appropriate records in accordance with applicable law. The Committee may engage a third party to assist it in fulfilling its responsibilities.

DISCLOSURE

      Hilliard Lyons will include a summary of these policies in its Form ADV (or an equivalent disclosure brochure) and will provide a copy to clients upon request. A copy of this policy may also be available on the Hilliard Lyons' website. Hilliard Lyons will also disclose to clients how to obtain voting information in its Form ADV (or an equivalent disclosure brochure). Copies of votes cast in regard to shares held by mutual fund advised by Hilliard Lyons will be made available to mutual fund shareholders in accordance with SEC regulations.

                             ROBECO INVESTMENT FUNDS
                                       OF
                               THE RBB FUND, INC.

                               INSTITUTIONAL CLASS

                   Robeco Boston Partners Large Cap Value Fund
                    Robeco Boston Partners Mid Cap Value Fund
                 Robeco Boston Partners Small Cap Value Fund II
                    Robeco Boston Partners All-Cap Value Fund
                  Robeco Boston Partners Long/Short Equity Fund
                            Robeco WPG Core Bond Fund
                        Robeco WPG Large Cap Growth Fund
                              Robeco WPG Tudor Fund

                                 INVESTOR CLASS
                   Robeco Boston Partners Large Cap Value Fund
                    Robeco Boston Partners Mid Cap Value Fund
                 Robeco Boston Partners Small Cap Value Fund II
                    Robeco Boston Partners All-Cap Value Fund
                  Robeco Boston Partners Long/Short Equity Fund
                            Robeco WPG Core Bond Fund

                                RETIREMENT CLASS
                            Robeco WPG Core Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2005

      This Statement of Additional Information ("SAI") provides information about the Robeco Boston Partners Large Cap Value Fund (the "Large Cap Value Fund"), Robeco Boston Partners Mid Cap Value Fund (the "Mid Cap Value Fund"), Robeco Boston Partners Small Cap Value Fund II (the "Small Cap Value Fund"), Robeco Boston Partners All-Cap Value Fund (the "All-Cap Value Fund"), Robeco Boston Partners Long/Short Equity Fund (the "Long/Short Equity Fund") (collectively, the "Boston Partners Funds"), Robeco WPG Core Bond Fund (the "Core Bond Fund"), Robeco WPG Large Cap Growth Fund (the "Large Cap Growth Fund"), and Robeco WPG Tudor Fund (the "Tudor Fund") (the "WPG Funds"). Throughout this SAI, each Boston Partners Fund and WPG Fund will be referred to as a "Fund" and collectively, the "Funds". The Funds are series of The RBB Fund, Inc. (the "Company"). This information is in addition to the information contained in Robeco Investment Funds Prospectuses dated December 31, 2005 (each a "Prospectus" and together the "Prospectuses").

      This SAI is not a prospectus. It should be read in conjunction with the Prospectuses and the Funds' Annual Report dated August 31, 2005. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectuses and Annual Report may be obtained by calling toll-free (888) 261-4073. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

GENERAL INFORMATION..........................................................2

INVESTMENT INSTRUMENTS AND POLICIES..........................................2

INVESTMENT LIMITATIONS......................................................36

DISCLOSURE OF PORTFOLIO HOLDINGS............................................44

MANAGEMENT OF THE COMPANY...................................................45

CODE OF ETHICS..............................................................51

PROXY VOTING................................................................51

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................52

INVESTMENT ADVISORY AND OTHER SERVICES......................................56

    INVESTMENT ADVISERS.....................................................56
    PORTFOLIO MANAGERS......................................................61
    CUSTODIAN AGREEMENTS....................................................64
    TRANSFER AGENCY AGREEMENTS..............................................65
    ADMINISTRATION AND ACCOUNTING AGREEMENT.................................65

DISTRIBUTION ARRANGEMENTS...................................................68

    DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION........................68
    ADMINISTRATIVE SERVICES AGENT...........................................71

FUND TRANSACTIONS...........................................................72

PURCHASE AND REDEMPTION INFORMATION.........................................74

TELEPHONE TRANSACTION PROCEDURES............................................75

VALUATION OF SHARES.........................................................76

TAXES.......................................................................77

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES............................79

MISCELLANEOUS...............................................................82

    COUNSEL.................................................................82
    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS..........................82

FINANCIAL STATEMENTS........................................................82

APPENDIX A.................................................................A-1

APPENDIX B.................................................................B-1

                               GENERAL INFORMATION

      The Company is an open-end management investment company currently operating or proposing to operate nineteen separate portfolios, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to Institutional Class, Investor Class and Retirement Class shares representing interests in eight diversified Robeco Investment Funds, which are offered by the Prospectuses. Boston Partners Asset Management L.L.C. ("Boston Partners" or the "Adviser") serves as the investment adviser to the Boston Partners Funds. Robeco USA, L.L.C. ("Robeco USA"), through its division Weiss, Peck & Greer Investments ("WPG" or the "Adviser"), serves as the investment adviser to the WPG Funds.

      On April 29, 2005, the WPG Core Bond Fund (a series of the Weiss, Peck & Greer Funds Trust), WPG Large Cap Growth Fund, and WPG Tudor Fund, respectively (each a "Predecessor Fund" and collectively, the "Predecessor Funds") were reorganized as new portfolios of the Company. Financial and performance information included in this SAI is that of the Predecessor Funds.

                       INVESTMENT INSTRUMENTS AND POLICIES

      The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds.

      The LARGE CAP VALUE FUND seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

      The MID CAP VALUE FUND seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

      The SMALL CAP VALUE FUND seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

      The ALL-CAP VALUE FUND seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

      The LONG/SHORT EQUITY FUND seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500(R) Index.

      The CORE BOND FUND seeks high current income, consistent with capital preservation, primarily through investment of substantially all, but at least 80%, of its assets in U.S. denominated or quoted bonds issued by domestic or foreign companies or governmental entities.

      The LARGE CAP GROWTH FUND seeks long-term growth of capital primarily through investment of at least 80% of its assets in equity securities of U.S. large capitalization companies that offer the prospect of capital appreciation.

      The TUDOR FUND seeks capital appreciation primarily through investment in common stocks of U.S. companies with market capitalizations of less than $2 billion, securities convertible into common stocks and in special situations.

      Each Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Funds' Prospectuses and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds' investment policies and limitations.

      ASSET-BACKED SECURITIES. The Long/Short Equity and Core Bond Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See "Risk Factors Associated with Mortgage-Backed Securities."

      BANK AND CORPORATE OBLIGATIONS. Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      The Large Cap Value, Mid Cap Value, Small Cap Value and Long/Short Equity Funds may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P(R), Fitch or Moody's (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

      The All-Cap Value Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. See Appendix "A" for a description of corporate debt ratings.

      BORROWING. Each Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value ("NAV") of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. A Fund's short sales and related borrowing are not subject to the restrictions outlined above.

      COMMERCIAL PAPER. Each Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P(R) or "Prime-1" by Moody's or, when deemed advisable by the Fund's Adviser, issues rated "A-2" or "Prime-2" by S&P(R) or Moody's, respectively. These rating categories are described in Appendix "A" to this SAI. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Funds' Adviser pursuant to guidelines approved by the Company's Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

      CONVERTIBLE SECURITIES AND PREFERRED STOCKS. The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

      A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Large Cap Value, Mid Cap Value, Small Cap Value and Long/Short Equity Funds do not presently intend to invest more than 5% (10% with respect to the All-Cap Value
Fund) of each Fund's respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

      Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company's earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Core Bond, Large Cap Growth and Tudor may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund's investment in preferred stocks and securities convertible into or exchangeable for common stock.

      DOLLAR ROLLS. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds may enter into dollar rolls in which the Funds sell fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

      During the roll period, a Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to engage in dollar roll transactions involving more than 5% of each Fund's respective net assets. For additional information on dollar roll transactions, see the section entitled "Mortgage Dollar Roll Transactions" in this SAI.

      EQUITY MARKETS. The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

      EUROPEAN CURRENCY UNIFICATION. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries:
Austria, Belgium, Cyprus, Czech Republic, Estonia, Finland, France, Germany, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Poland, Portugal, Slovakia, Slovenia and Spain. In addition, four new countries:
Bulgaria, Croatia, Romania and Turkey are preparing for entry into the EMU.

      The new European Central Bank has control over each member country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

      The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

      FOREIGN SECURITIES. Each of the Large Cap Value, Mid Cap Value, Small Cap Value, All Cap Value, Long/Short Equity and Tudor Funds may invest in securities of foreign issuers. The Core Bond and Large Cap Growth Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars, (including equity securities of foreign issuers trading in U.S. markets), through American Depositary Receipts ("ADRs") Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary
Receipts ("IDRs"). ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

      Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

      Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.

      Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the NAV of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

      Each Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

      FORWARD COMMITMENT AND WHEN-ISSUED TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

      When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

      The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

      A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

      When a fund purchases securities on a when-issued or forward commitment basis, the fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the fund's purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

      FORWARD FOREIGN CURRENCY TRANSACTIONS. The Tudor Fund may to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

      The Tudor Fund is permitted to enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

      Although the Tudor Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

      The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

      The  Fund's  transactions  in forward  contracts  will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a Fund will not do so unless deemed appropriate by the Adviser.

      When entering into a forward contract, the Fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Fund's total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Fund on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts.

      This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

      While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

      Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

      The Fund's foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

      FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      To seek to increase total return or to hedge against changes in interest rates or securities prices, Core Bond Fund and Tudor Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

      HOLDING COMPANY DEPOSITORY RECEIPTS. The Funds may invest in Holding Company Depository Receipts ("HOLDRS"). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts ("ADRs") of specific companies in a particular industry, sector or group. Each of the Funds do not presently intend to invest more than 5% of their respective net assets in HOLDRS.

      RESTRICTED AND ILLIQUID SECURITIES. The Funds may not invest more than 15% of each Fund's respective net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Securities Act") but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Restricted Securities"). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

      The Adviser will monitor the liquidity of Restricted securities held by a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

      INDEXED SECURITIES. The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Funds may also invest in exchange-traded funds, which generally track their related indices and trade like an individual stock throughout the trading day. For example, the Core Bond Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500(R) Composite Stock Price Index. Each of the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities and exchange-traded funds.

      INITIAL PUBLIC OFFERINGS. Each of the Funds may purchase stock in an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

      INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

      LENDING OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

      MARKET FLUCTUATION. The market value of each Fund's investments, and thus each Fund's net asset value, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to each Fund may be limited by the specific objective of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single fund should not be considered a complete investment program.

      MICRO CAP, SMALL CAP AND MID CAP STOCKS. Securities of companies with micro, small and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro, small and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro, small and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro, small and mid cap stocks are frequently negligible. Moreover, micro, small and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro, small and mid cap companies tend to be more volatile than those of large cap companies. The market for micro and small cap securities may be thinly traded and as a result, greater fluctuations in the price of micro and small cap securities may occur.

      MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the

FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. A Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated  with  such  investment  are  minimal.  The  value  of  money  market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

      MORTGAGE-BACKED SECURITIES. Certain Funds, and in particular the Core Bond Fund, may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates and collateralized mortgage obligations ("CMOs").

      Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

      CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

      Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

      A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

      Certain Funds, and in particular the Core Bond Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

      Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P's or Moody's), they often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

      Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

      Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments

(usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

      Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

      Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Fund from selling such securities held in its portfolio at times or prices that it desires.

      Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

      Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

      The Core Bond Fund may invest in floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

      MORTGAGE DOLLAR ROLL TRANSACTIONS. The Core Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

      During the roll period, the Core Bond Fund would forgo principal and interest paid on such securities. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Core Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Core Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For additional information on dollar rolls, please refer to the section entitled "Dollar Rolls" in this SAI.

      MUNICIPAL OBLIGATIONS. The Core Bond Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular Federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are "notes" and "bonds."

      Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

      Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

      The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer, but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

      Industrial development bonds (now a subset of a class of bonds known as "private activity bonds"), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

      There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

      An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act, prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

      The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value. In addition, stand-by commitments and demand obligations also enhance marketability.

      For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

      Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

      There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

      A Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually) and the interest rates payable on floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. A Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if that Fund has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate maturity.

      Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid securities.

      Funds that invest in municipal securities may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

      OPTIONS ON FUTURES CONTRACTS. The Core Bond Fund and Tudor Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      The Funds will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

      Each Fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes. See "Dividends, Distribution and Tax Status."

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

      The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

      While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

      Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Funds' portfolio investments generally are limited to futures on various securities indices.

      OPTIONS ON SECURITIES AND SECURITIES INDICES. The All-Cap Value Fund, Core Bond Fund, Large Cap Growth Fund, and Tudor Fund may each write covered call and (except Large Cap Growth Fund) secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

      A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

      All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the Tudor Fund, may be quoted or denominated in any currency, in a segregated account noted on the Fund's records or maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

      A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as "closing purchase transactions" and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

      A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

      The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by using the other methods described above.

      The All-Cap Value Fund, Core Bond Fund, Large Cap Growth Fund, and Tudor Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

      A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

      A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

      Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      Although the Funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500(R) Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a Fund's investment results may have been better without the hedge transactions.

      There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund's ability to enter such options will be subject to the Fund's limitation on investments on illiquid securities.

      The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

      PAY-IN-KIND SECURITIES, ZERO COUPON AND CAPITAL APPRECIATION BONDS. To the extent consistent with its investment objective, the All-Cap Value and Core Bond Funds may invest up to 5% of their net assets in pay-in-kind ("PIK") securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

      PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

      PORTFOLIO TURNOVER. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

      The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as during the majority of the last ten years.

      There are no limitations on the length of time that securities must be held by any Fund and a Fund's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable Fund and its shareholders. The actual portfolio turnover rates for each Predecessor Fund are noted in the Prospectuses.

      In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of a Fund's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs, which a Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

      The Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund's portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

      PURCHASE WARRANTS. The Funds may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. These Funds may not invest more than 5% of each Fund's respective net assets in purchase warrants and similar rights.

      REAL ESTATE INVESTMENT TRUST SECURITIES. The Funds may invest in real estate investment trusts ("REITs"). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

      Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.


      The REITs in which the Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT's return may be adversely affected when interest rates are high or rising.

      Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500(R).

      REPURCHASE AGREEMENTS. The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      The repurchase price under the repurchase agreements described above generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Funds may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

      Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

      RISK CONSIDERATIONS OF MEDIUM GRADE SECURITIES. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as "medium grade" obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

      RISK CONSIDERATIONS OF LOWER RATED SECURITIES. The Tudor Fund and the All-Cap Value Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody's Investors, Inc. ("Moody's) or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

      An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

      The Long/Short Equity Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in High Yield Debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as "junk bonds") are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

      The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund's net asset value, to the extent it holds such securities.

      High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security's value will decrease in a rising interest rate market, as will the value of a Fund's assets, to the extent it holds such fixed income securities.

      In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser's ability to accurately value such securities and a Fund's assets and on the Fund's ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

      New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

      Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security's liquidity so the Fund can meet redemption requests.

      SPECIAL SITUATION COMPANIES. The Tudor Fund and Core Bond Fund may invest in "Special Situations." The term "Special Situation" shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a "Special Situation," may be one of many different types.

      Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. A "Special Situation" may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a "Special Situation." The Fund may invest in securities (even if not "Special Situations") which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. The Fund shall not be required to invest any minimum percentage of its aggregate portfolio in "Special Situations," nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than "Special Situations."

      SECURITIES OF UNSEASONED ISSUERS. Each of the Funds may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities would not exceed 25% of net assets for the Long/Short Equity or 5% of net assets for each of the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

      SHORT SALES. The All-Cap Value and Long/Short Equity Funds may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      Until a Fund replaces a borrowed security in connection with a short sale, the Fund will:

(a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the "SEC").

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled "Options" above.

      The Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of a Fund's net assets.

      SHORT SALES "AGAINST THE BOX." In addition to the short sales discussed above, the All-Cap Value and Long/Short Equity Funds may make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds' net assets.

      STRUCTURED SECURITIES. The All-Cap Value Fund may invest up to 5% of its net assets in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indictors (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

      The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

      TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Funds may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

      U.S. GOVERNMENT OBLIGATIONS. The Funds may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S.
government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

      Each Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S.
government, including, but not limited to, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of each Fund's respective net assets in U.S. government obligations.

      WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. To the extent consistent with their respective investment objectives, each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When a Fund agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments.

      The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

      The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's NAV starting on the day that the Fund agrees to purchase the securities. The Funds do not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's NAV as long as the commitment remains in effect.

                             INVESTMENT LIMITATIONS

      The Funds have adopted the following fundamental investment limitations which may not be changed with respect to the Funds without the affirmative vote of the holders of a majority of the Funds' outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Each Fund's investment goals and strategies described in the Prospectuses may be changed by the Company's Board of Directors without the approval of the Fund's shareholders. Each Fund may not:

   1. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements and the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund's respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the Large Cap Value, Mid Cap Value, All-Cap Value and Long/Short Equity Funds, there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. However, with respect to the Large Cap Value, Mid Cap Value, All-Cap Value and Long/Short Equity Funds, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing, provided that for the All-Cap Value and Long/Short Equity Funds: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the Large Cap Value, Mid Cap Value and All-Cap Value Funds, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap
      Value, Large Cap Value and All-Cap Value Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

   2. Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

   3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

   4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

   5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

   6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

   7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

   8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

      In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund may not:

      Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

      For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

      In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Equity Fund may not:

      1. Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

      2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of short sales, options, futures contracts, options on futures contracts and forward contracts.

      The Boston Partners Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

      Securities held by the Boston Partners Funds generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

      If a percentage restriction under one of the Boston Partners Funds' investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the
Fund).

CORE BOND FUND

      1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. government securities or repurchase agreements collateralized by U.S. government securities and shares of other investment companies), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that each Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such Fund.

      2. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

      3. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with a Fund's investment policies.

      4. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

      5. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

      6. Purchase securities, excluding U.S. government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

      7. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

      8. Invest in commodities or in commodities contracts, except that the Fund may purchase and sell financial futures contracts on securities, indices and currencies and options on such futures contracts, and the Fund may purchase securities on a forward commitment or when-issued basis.

LARGE CAP GROWTH FUND

      1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. government securities or, with respect to the Fund, repurchase agreements collateralized by U.S. government securities and shares of other investment companies), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that each Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as such Fund.

      2. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

      3. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

      4. Lend its Funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the Fund's outstanding repurchase agreements, together with the value of all illiquid investments of the Fund, does not exceed 15% of the Fund's total assets at any time.

      5. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

      6. Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund's total assets (including amounts borrowed) at the time of borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

      7. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

      8. Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

TUDOR FUND

      1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

      2. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if:

      (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

      3. Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

      4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

      5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers' acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week's duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

      6. Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

      7. Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

      8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund's total assets (including the amount borrowed), at the time of such borrowing.

      9. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

      Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.

      For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications established by nationally recognized third-party statistical information services, such as S&P. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

      In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, a Fund may not:

      (a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

      (b) Purchase securities of any other investment company except as permitted by the 1940 Act.

      (c) Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.

      (d) Invest more than 15% of its net assets in securities which are illiquid.

      (e) Purchase additional securities if the Fund's borrowings exceed 5% of its net assets.

      Except with respect to each WPG Fund's fundamental investment restriction regarding borrowings, any investment limitation of a WPG Fund that is expressed as a percentage is determined at the time of investment by the Fund. An increase or decrease in a Fund's net asset value or a company's market capitalization subsequent to a Fund's initial investment will not affect the Fund's compliance with the percentage limitation or the company's status as small, medium or large cap. From time to time, the adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the Prospectuses. Under the 1940 Act, each WPG Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, each WPG Fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business, unless an exemption is available under the 1940 Act or the rules thereunder.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund's portfolio securities. The policies relating to the disclosure of the Funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Funds' portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Adviser currently makes the Funds' complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, WWW.ROBECOINVEST.COM as disclosed in the following table:

----------------------------------------------------------------------------------------------------
INFORMATION POSTING                   FREQUENCY OF DISCLOSURE      DATE OF WEB POSTING
----------------------------------------------------------------------------------------------------
Complete Portfolio Holdings           Semi-Annual                  60 calendar days following the
                                                                   completion of each fiscal
                                                                   semi-annual period
----------------------------------------------------------------------------------------------------
Top 10 Portfolio Holdings and         Quarterly                    10 calendar days after the end
other portfolio characteristics                                    of each calendar quarter
----------------------------------------------------------------------------------------------------

      The scope of the information relating to the Funds' portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

      The Company may distribute or authorize the distribution of information about the Funds' portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company and Mellon N.A., the custodians for the Boston Partners Funds and WPG Funds, respectively; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom(2)Solutions and Bowne &

Co., Inc., the financial printers; and ISS, the Funds' proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Funds), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant Fund. The Company currently discloses the Boston Partners Funds' portfolio holdings information to Bloomberg LP every three months, the next business day after the date of the information; to the McGraw-Hill Companies Standard & Poor's on a monthly basis, the next business day after the date of the information; and to Morningstar every three-months, with a 60 day delay after the date of the information. The Company currently discloses the WPG Funds' portfolio holdings information to Bloomberg LP, Morningstar, McGraw-Hill Companies Standard & Poor's, and Thompson Financial Services on a monthly basis, 45 days after the date of the information; and to Lipper Inc. on a monthly basis, the next business day after the date of the information. A designated officer of the Adviser must authorize the selective disclosure of a Fund's portfolio holdings to each rating agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly board meeting.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                           TERM OF                                                       FUND           OTHER
                           POSITION(S)    OFFICE AND                                                    COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS, AND      HELD WITH      LENGTH OF            PRINCIPAL OCCUPATION(S)                 OVERSEEN BY     HELD BY
      DATE OF BIRTH           FUND      TIME SERVED(1)          DURING PAST 5 YEARS                     DIRECTOR *     DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky           Director       1988 to      Since 1969, Director and Vice Chairman,           17           Director,
Comcast Corporation                        present      Comcast Corporation (cable television and                      Comcast
1500 Market Street,                                     communications); Director, NDS Group                           Corporation
35th Floor                                              PLC (provider of systems and applications
Philadelphia, PA 19102                                  for digital pay TV).
DOB: 7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay            Director       1988 to      Since 2000, Vice President, Fox Chase             17           None
Fox Chase Cancer Center                    present      Cancer Center (biomedical research and
333 Cottman Avenue                                      medical care); prior to 2000, Executive
Philadelphia, PA 19111                                  Vice President, Fox Chase Cancer Center.
DOB: 12/06/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman          Director       1991 to      Since December 2000, Director, Gabelli            17           None
106 Pierrepont Street                      present      Group Capital Partners, L.P. (an investment
Brooklyn, NY 11201                                      partnership); Chief Operating Officer and
DOB: 5/21/48                                            member of the Board of Directors of
                                                        Outercurve Technologies (wireless enabling
                                                        services) until April 2001; Chief Operating
                                                        Officer and member of the Executive
                                                        Operating Committee of Warburg Pincus
                                                        Asset Management, Inc.; Executive Officer
                                                        and Director of Credit Suisse Asset
                                                        Management Securities, Inc. (formerly
                                                        Counsellors Securities, Inc.) and
                                                        Director/Trustee of various investment
                                                        companies advised by Warburg Pincus
                                                        Asset Management, Inc. until September
                                                        15, 1999; Prior to 1997, Managing Director
                                                        of Warburg Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg         Director       1991 to      Since 1974, Chairman, Director and                17           Director,
Moyco Technologies, Inc.                   present      President, Moyco Technologies, Inc.                            Moyco
200 Commerce Drive                                      (manufacturer of precision coated and                          Technologies,
Montgomeryville, PA 18936                               industrial abrasives). Since 1999, Director,                   Inc.
DOB: 3/24/34                                            Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                           TERM OF                                                       FUND           OTHER
                           POSITION(S)    OFFICE AND                                                    COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS, AND      HELD WITH      LENGTH OF            PRINCIPAL OCCUPATION(S)                 OVERSEEN BY     HELD BY
      DATE OF BIRTH           FUND      TIME SERVED(1)          DURING PAST 5 YEARS                     DIRECTOR *     DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky            Director       1991 to      Since July 2002, Senior Vice President and        17           Director,
Oppenheimer & Company,                     present      prior thereto, Executive Vice President of                     Kensington
Inc.                                                    Oppenheimer & Co., Inc., formerly                              Funds
200 Park Avenue                                         Fahnestock & Co., Inc. (a registered broker-
New York, NY 10166                                      dealer). Since November 2004, Director of
DOB: 4/16/38                                            Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall          Director       2002 to      Director of PFPC Inc. from January 1987 to        17           Director,
400 Bellevue Parkway                       present      April 2002, Chairman and Chief Executive                       Cornerstone
Wilmington, DE 19809                                    Officer of PFPC Inc. until April 2002,                         Bank
DOB: 9/25/38                                            Executive Vice President of PNC Bank,
                                                        National Association from October 1981 to
                                                        April 2002, Director of PFPC International
                                                        Ltd. (financial services) from August 1993
                                                        to April 2002, Director of PFPC
                                                        International (Cayman) Ltd. (financial
                                                        services) from September 1996 to April
                                                        2002; Governor of the Investment
                                                        Company Institute (investment company
                                                        industry trade organization) from July 1996
                                                        to January 2002; Director of PNC Asset
                                                        Management, Inc. (investment advisory)
                                                        from September 1994 to March 1998;
                                                        Director of PNC National Bank from
                                                        October 1995 to November 1997; Director
                                                        of Haydon Bolts, Inc. (bolt manufacturer)
                                                        and Parkway Real Estate Company
                                                        (subsidiary of Haydon Bolts, Inc.) since
                                                        1984; and Director of Cornerstone Bank
                                                        since March 2004.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN
                                           TERM OF                                                       FUND           OTHER
                           POSITION(S)    OFFICE AND                                                    COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS, AND      HELD WITH      LENGTH OF            PRINCIPAL OCCUPATION(S)                 OVERSEEN BY     HELD BY
      DATE OF BIRTH           FUND      TIME SERVED(1)          DURING PAST 5 YEARS                     DIRECTOR *     DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach             President      1991 to         Certified Public Accountant; Vice                N/A          N/A
400 Bellevue Parkway           and       present and       Chairman of the Board, Fox Chase Cancer
4th Floor                   Treasurer      1988 to         Center; Trustee Emeritus, Pennsylvania
Wilmington, DE 19809                       present         School for the Deaf; Trustee Emeritus,
DOB: 6/29/24                                               Immaculata University; President or Vice
                                                           President and Treasurer of various
                                                           investment companies advised by
                                                           subsidiaries of PNC Bank Corp. from 1981
                                                           to 1997; Managing General Partner,
                                                           President since 2002, Treasurer since 1981
                                                           and Chief Compliance Officer since
                                                           September 2004 of Chestnut Street
                                                           Exchange Fund; Director of the Bradford
                                                           Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne               Secretary      2004 to         Since 2003, Vice President and Associate         N/A          N/A
301 Bellevue Parkway                       present         Counsel, PFPC Inc. (financial services
2nd Floor                                                  company); Associate, Stradley, Ronon,
Wilmington, DE 19809                                       Stevens & Young, LLC (law firm) from
DOB: 5/19/74                                               2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,               Chief       Since 2004       President, Vigilant Compliance Services,         N/A          N/A
Esquire, CPA                Compliance                     LLC, since 2004; Senior Legal Counsel,
Vigilant Compliance           Officer                      PFPC Inc. from 2002 to 2004; Chief Legal
Services, LLC                                              Counsel, Corviant Corporation (Investment
186 Dundee Drive,                                          Adviser, Broker-Dealer and Service
Suite 700                                                  Provider to Investment Advisers and
Williamstown, NJ 08094                                     Separate Accountant Providers) from 2001
DOB: 12/25/62                                              to 2002; Partner, Pepper Hamilton LLP
                                                           (law firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.


(1) Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT  COMMITTEE.  The  Board  has an Audit  Committee  comprised  only of
Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened seven times during the fiscal year ended August 31, 2005.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2005.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2005.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL REGISTERED
                                    DOLLAR RANGE OF                               INVESTMENT COMPANIES OVERSEEN BY DIRECTOR
NAME OF DIRECTOR            EQUITY SECURITIES IN THE FUNDS                        WITHIN THE FAMILY OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                        None                                                       None

-----------------------------------------------------------------------------------------------------------------------------
Francis J. McKay         $10,001-$50,000 Large Cap Value Fund                                   Over $100,000
                          $10,001-$50,000 Mid Cap Value Fund
                         $10,001-$50,000 Small Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman       Over $100,000 Long/Short Equity Fund                                   Over$100,000

-----------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                      None                                                       None

-----------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                       None                                                       None

-----------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky          $50,001-$100,000 Mid Cap Value Fund                                   Over $100,000
                         Over $100,000 Long/Short Equity Fund
-----------------------------------------------------------------------------------------------------------------------------

DIRECTORS' AND OFFICERS' COMPENSATION

      The Company pays each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,600 per year for his services in this capacity. Directors are reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2005, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

                                                                                                TOTAL
                                                       PENSION OR                               COMPENSATION
                                                       RETIREMENT             ESTIMATED         FROM FUND AND
                                 AGGREGATE             BENEFITS ACCRUED       ANNUAL            FUND COMPLEX
                                 COMPENSATION          AS PART OF FUND        BENEFITS UPON     PAID TO DIRECTORS
NAME OF DIRECTOR/OFFICER         FROM REGISTRANT       EXPENSES               RETIREMENT        OR OFFICERS
------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director      $28,750                     N/A                    N/A               $28,750

Francis J. McKay, Director       $32,875                     N/A                    N/A               $32,875

Arnold M. Reichman, Director     $27,375                     N/A                    N/A               $27,375

Marvin E. Sternberg, Director    $32,875                     N/A                    N/A               $32,875

------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

                                                                                                TOTAL
                                                       PENSION OR                               COMPENSATION
                                                       RETIREMENT             ESTIMATED         FROM FUND AND
                                 AGGREGATE             BENEFITS ACCRUED       ANNUAL            FUND COMPLEX
                                 COMPENSATION          AS PART OF FUND        BENEFITS UPON     PAID TO DIRECTORS
NAME OF DIRECTOR/OFFICER         FROM REGISTRANT       EXPENSES               RETIREMENT        OR OFFICERS
------------------------------------------------------------------------------------------------------------------
J. Richard Carnall, Director
and Chairman                     $33,975                     N/A                     N/A               $33,975

Robert Sablowsky, Director       $27,375                     N/A                     N/A               $27,375

------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA
Chief Compliance Officer
                                 $203,374                    N/A                     N/A               $203,374
Edward J. Roach, President
and Treasurer
                                 $36,300                     $3,630                  N/A               $39,930

      As of December 31, 2004, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, Director or employee of the Advisers or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Advisers and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, each Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. Each Adviser will consider factors affecting the value of the Funds' investments and the rights of shareholders in its determination on voting portfolio securities.

      Each Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds. Each Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on each Adviser's policy, as to how to vote such proxies. A copy of each Adviser's Proxy Voting Policies is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 for the Boston Partners Funds and 1-888-261-4073 for the WPG Funds and by visiting the SEC website at HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2005, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

--------------------------------------------------------------------------------------------------
                                                                    NUMBER AND PERCENTAGE OF
                                                                       SHARES OWNED AS OF
                                                                        NOVEMBER 30TH, 2005
                                                                    *(PERCENTAGE OF SHARES OWNED
                                                                    ROUNDED TO THE NEAREST WHOLE
     NAME OF FUND                 SHAREHOLDER NAME AND ADDRESS              PERCENTAGE)
     ------------                 ----------------------------              -----------
--------------------------------------------------------------------------------------------------
Robeco WPG Large Cap            CHARLES SCHWAB & CO INC
Growth Fund (Institutional)     REINVEST ACCOUNT
                                ATTN: MUTUAL FUNDS DEPT                89,268.327      10%
                                101 MONTGOMERY STREET
                                SAN FRANCISCO CA 94101-0000
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco WPG Tudor Fund           CHARLES SCHWAB & CO INC
(Institutional)                 REINVEST ACCOUNT
                                ATTN: MUTUAL FUNDS DEPT               160,492.832       6%
                                101 MONTGOMERY STREET
                                SAN FRANCISCO CA 94101-0000
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund       PARBANC CO
(Institutional)                 514 MARKET ST                       4,033,282.642      27%
                                PARKERSBURG WV 26101-5144
--------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund       SEI PRIVATE TRUST CO
(Institutional)                 C/O M&T BANK
                                1 FREEDOM VALLEY DR                 2,650,670.433      18%
                                OAKS PA 19456
--------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund       CHARLES SCHWAB & CO INC
(Institutional)                 REINVEST ACCOUNT                    2,282,130.652      15%
                                101 MONTGOMERY STREET
                                SAN FRANCISCO CA 94101-0000
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    NUMBER AND PERCENTAGE OF
                                                                       SHARES OWNED AS OF
                                                                        NOVEMBER 30TH, 2005
                                                                    *(PERCENTAGE OF SHARES OWNED
                                                                    ROUNDED TO THE NEAREST WHOLE
     NAME OF FUND                 SHAREHOLDER NAME AND ADDRESS              PERCENTAGE)
     ------------                 ----------------------------              -----------
--------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund       HOTEL EMPLOYEES & RESTAURANT
(Institutional)                 EMPLOYEES UNION LCL #54 PENSION PLN
                                TAFT-HARTLEY TRUST - PENSION PLAN     1,093,561.665       7%
                                ATTN BILL KIRKWOOD
                                203-205 N SOVEREIGN AVENUE
                                ATLANTIC CITY NJ 08401
--------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund       LOUIS BERKOWITZ FAMILY FOUNDATION
(Institutional)                 1 HUNTINGTON QUADRANGLE STE 2512        723,612.222       5%
                                MELVILLE NY 11747
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco WPG Core Bond Fund       ROBECO USA LLC
(Retirement)                    ATTN JAN PENNEY                           1,841.621      100%
                                909 3RD AVE
                                NEW YORK NY 10022-4731
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco BOS Large Cap Value      CHARLES SCHWAB & CO INC
Fund (Institutional)            SPECIAL CUSTODY ACCOUNT FOR
                                BENE OF CUST                          1,049,138.614       55%
                                ATTN MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------
Robeco BOS Large Cap Value      NEW ENGLAND HISTORIC
Fund (Institutional)            GENEALOGICAL SOCIETY
                                101 NEWBURY ST                          177,388.373        9%
                                BOSTON MA 02116-3062
--------------------------------------------------------------------------------------------------
Robeco BOS Large Cap Value      NORTHERN TRUST CO TTEE FBO RABBI
Fund (Institutional)            TRUST FOR LADD FURNITURE INC
                                EXECUTIVE RETIREMENT PLAN               142,901.924        9%
                                PO BOX 92956
                                CHICAGO IL 60675
--------------------------------------------------------------------------------------------------
Robeco BOS Large Cap Value      CITY OF MANCHESTER NH
Fund (Institutional)            CEMETERY TRUST                          137,316.771        7%
                                1000 ELM ST
                                MANCHESTER NH 03101-1730
--------------------------------------------------------------------------------------------------
Robeco BOS Large Cap Value      CITY OF MANCHESTER-OLD SYSTEM
Fund (Institutional)            KEVIN A CLOUGHERTY-FINANCE DIRECTOR
                                CITY OF MANCHESTER FINANCE DEPT         120,144.575        6%
                                908 ELM ST
                                MANCHESTER NH 03101-2006
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco BOS Large Cap Value      CHARLES SCHWAB & CO INC
Fund (Investor)                 SPECIAL CUSTODY ACCOUNT FOR
                                BENE OF CUST                            794,300.552       74%
                                ATTN MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------
Robeco BOS Large Cap Value      NATIONAL FINANCIAL SERVICES CORP
Fund (Investor)                 FOR THE EXCLUSIVE BENE OF OUR
                                CUSTOMERS                               220,412.546       20%
                                ATTN MUTUAL FUNDS 5TH FL
                                200 LIBERTY ST 1 WORLD FINANCIAL CR
                                NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco BOS Mid Cap Value        USB                                   1,825,082.640       51%
Fund (Institutional)            CUST SIS OF ORDER OF ST BENE
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    NUMBER AND PERCENTAGE OF
                                                                       SHARES OWNED AS OF
                                                                        NOVEMBER 30TH, 2005
                                                                    *(PERCENTAGE OF SHARES OWNED
                                                                    ROUNDED TO THE NEAREST WHOLE
     NAME OF FUND                 SHAREHOLDER NAME AND ADDRESS              PERCENTAGE)
     ------------                 ----------------------------              -----------
--------------------------------------------------------------------------------------------------
                                  PO BOX 1787
                                  MILWAUKEE WI 53201-1787
--------------------------------------------------------------------------------------------------
Robeco BOS Mid Cap Value          AMERIPRISE TRUST COMPANY FBO
Fund (Institutional)              AMERIPRISE TRUST RETIREMENT SVCS
                                  ATTN PAT BROWN                         1,527,955.672     43%
                                  50534 AXP FINANCIAL CTR
                                  MINNEAPOLIS MN 55474-0505
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco BOS Mid Cap Value          CHARLES SCHWAB & CO INC
Fund (Investor)                   SPECIAL CUSTODY ACCOUNT FOR
                                  BENE OF CUST
                                                                           153,498.042     44%
                                  ATTN MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------
Robeco BOS Mid Cap Value          NATIONAL FINANCIAL SVCS CORP
Fund (Investor)                   FOR EXCLUSIVE BENE OF OUR CUSTOMERS
                                  ATTN MUTUAL FUNDS 5TH FLOOR               93,802.312     27%
                                  200 LIBERTY ST # CE
                                  NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value        LAUER & CO
Fund II (Institutional)           C/O GLENMEDE TRUST COMPANY
                                  ATTN MARIE KNUTTEL                       596,362.583     12%
                                  PO BOX 58997
                                  PHILADELPHIA PA 19102-8997
--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value        AMERIPRISE TRUST COMPANY FBO
Fund II (Institutional)           AMERIPRISE TRUST RETIREMENT SVCS
                                  ATTN PAT BROWN                           566,453.586     11%
                                  50534 AXP FINANCIAL CTR
                                  MINNEAPOLIS MN 55474-0505
--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value        NATIONAL FINANCIAL SERVICES CORP
Fund II (Institutional)           FOR THE EXCLUSIVE BENE OF OUR
                                  CUSTOMERS
                                  ATTN MUTUAL FUNDS 5TH FL                 383,792.655      7%
                                  200 LIBERTY ST 1 WORLD FINANCIAL CR
                                  NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value        AUSTIN COLLEGE
Fund II (Institutional)           900 N GRAND SUITE 6F                     365,120.655      7%
                                  SHERMAN TX 75090-4440
--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value        MERCER TRUST COMPANY TTEE
Fund II (Institutional)           FBO TECO ENERGY GRP RETIREMNT
                                  SERVICE PLAN
                                  ONE INVESTORS WAY                        337,603.832      7%
                                  ATTN DCPA TEAM
                                  NORWOOD MA 02062
--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value        PLUMBERS AND STEAMFITTERS
Fund II (Institutional)           LOCAL NO 7 PENSION FUND
                                  ROBERT W VALENTY ADMINSTRATOR            319,556.158      6%
                                  MARY ELLEN SMITH ASSISTANT ADM
                                  308 WOLF RD
                                  LATHAM NY 12110-4802
--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value        STATE STREET BK & TRST CO CUST
Fund II (Institutional)           FBO GUSTAVUS ADOLPHUS COLLEGE            259,164.958      5%
                                  C/O RICH DAVIS
                                  801 PENNSYLVANIA AVE
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    NUMBER AND PERCENTAGE OF
                                                                       SHARES OWNED AS OF
                                                                        NOVEMBER 30TH, 2005
                                                                    *(PERCENTAGE OF SHARES OWNED
                                                                    ROUNDED TO THE NEAREST WHOLE
     NAME OF FUND                 SHAREHOLDER NAME AND ADDRESS              PERCENTAGE)
     ------------                 ----------------------------              -----------
--------------------------------------------------------------------------------------------------
                                5TH FLOOR TOWER 2
                                KANSAS CITY MO 64105
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value      CHARLES SCHWAB & CO INC
Fund II (Investor)              SPECIAL CUSTODY ACCOUNT FOR
                                BENE OF CUST                             4,565,865.785     40%
                                ATTN MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value      NATIONAL FINANCIAL SERVICES CORP
Fund II (Investor)              FOR THE EXCLUSIVE BENE OF OUR
                                CUSTOMERS
                                ATTN MUTUAL FUNDS 5TH FL                 3,329,252.496     29%
                                200 LIBERTY ST 1 WORLD FINANCIAL CR
                                NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------
Robeco BOS Small Cap Value      PFPC WRAP SERVICES
Fund II (Investor)              FBO MORNINGSTAR MP CLIENTS
                                760 MOORE RD                               591,723.106      5%
                                KING OF PRUSSIA PA 19406
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco BOS Long-Short Equity    CHARLES SCHWAB & CO INC
Fund (Institutional)            SPECIAL CUSTODY ACCOUNT FOR
                                BENE OF CUST
                                ATTN MUTUAL FUNDS                        1,953,893.049     35%
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4122
--------------------------------------------------------------------------------------------------
Robeco BOS Long-Short Equity    NATIONAL FINANCIAL SVCS CORP
Fund (Institutional)            FOR EXCLUSIVE BENE OF OUR CUSTOMERS
                                ATTN MUTUAL FUNDS 5TH FLOOR              1,215,621.003     22%
                                200 LIBERTY ST # CE
                                NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------
Robeco BOS Long-Short Equity    CENTRAL PACIFIC BANK CUST
Fund (Institutional)            FBO HAWAII CARPENTERS FINANCIAL
                                SECURITY FUND                              699,382.247     13%
                                C/O CT TRUST SERVICES
                                80 WEST STREET SUITE 201
                                RUTLAND VT 05701
--------------------------------------------------------------------------------------------------
Robeco BOS Long-Short Equity    NATIONAL INVESTOR SERVICES
Fund (Institutional)            55 WATER STREET, 32ND FLOOR                495,267.802      9%
                                NEW YORK NY 10041
                                NEW YORK NY 10041-0004
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco BOS Long-Short Equity    NATIONAL FINANCIAL SVCS CORP
Fund (Investor)                 FOR EXCLUSIVE BENE OF OUR CUSTOMERS        812,381.525     62%
                                200 LIBERTY ST # CE
                                NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------
Robeco BOS Long-Short Equity    BEAR STEARNS SECURITIES CORP.
Fund (Investor)                 1 METROTECH CENTER NORTH                    69,866.339      5%
                                BROOKLYN NY 11201-3859
--------------------------------------------------------------------------------------------------
Robeco BOS Long-Short Equity    NATIONAL INVESTOR SERVICES
Fund (Investor)                 55 WATER STREET, 32ND FLOOR
                                NEW YORK NY 10041                           63,561.946      5%
                                NEW YORK NY 10041-0004
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    NUMBER AND PERCENTAGE OF
                                                                       SHARES OWNED AS OF
                                                                        NOVEMBER 30TH, 2005
                                                                    *(PERCENTAGE OF SHARES OWNED
                                                                    ROUNDED TO THE NEAREST WHOLE
     NAME OF FUND                 SHAREHOLDER NAME AND ADDRESS              PERCENTAGE)
     ------------                 ----------------------------              -----------
--------------------------------------------------------------------------------------------------
Robeco BOS All Cap Value        BANK OF AMERICA TRST
Fund (Institutional)            HUNTER DOUGLAS RETIREMENT PLAN
                                ATTN SUSAN VETRO                         199,733.688       38%
                                210 MAIN ST
                                HACKENSACK NJ 07601-7311
--------------------------------------------------------------------------------------------------
Robeco BOS All Cap Value        NATIONAL FINANCIAL SVCS CORP
Fund (Institutional)            FOR EXCLUSIVE BENE OF OUR CUSTOMERS
                                ATTN MUTUAL FUNDS 5TH FLOOR              169,104.846       32%
                                200 LIBERTY ST # CE
                                NEW YORK NY 10281-1003
--------------------------------------------------------------------------------------------------
Robeco BOS All Cap Value        PERSHING LLC
Fund (Institutional)            P.O. BOX 2052                             62,715.776       12%
                                JERSEY CITY, NJ 07303-9998
--------------------------------------------------------------------------------------------------
Robeco BOS All Cap Value        PERSHING LLC
Fund (Institutional)            P.O. BOX 2052                             35,087.719        7%
                                JERSEY CITY, NJ 07303-9998
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Robeco BOS All Cap Value        NATIONAL FINANCIAL SVCS CORP
Fund (Investor)                 FOR EXCLUSIVE BENEFIT OF OUR
                                CUSTOMERS                                 74,437.718       34%
                                RUSS LENNON
                                200 LIBERTY STREET
                                NEW YORK, NY 10281
--------------------------------------------------------------------------------------------------
Robeco BOS All Cap Value        NATIONAL INVESTOR SERVICES
Fund (Investor)                 55 WATER STREET, 32ND FLOOR
                                                                          31,174.463       14%
                                NEW YORK NY 10041
                                NEW YORK NY 10041-0004
--------------------------------------------------------------------------------------------------
Robeco BOS All Cap Value        PERSHING LLC
Fund (Investor)                 P.O. BOX 2052                             17,409.471        8%
                                JERSEY CITY, NJ 07303-9998
--------------------------------------------------------------------------------------------------
Robeco BOS All Cap Value        SUSAN L LIPTON
Fund (Investor)                 NEW YORK NY 10021-7369                    13,726.836        6%
--------------------------------------------------------------------------------------------------

      As of November 30, 2005, Directors and officers as a group owned 2.10% of the Robeco Boston Partners Mid Cap Value Fund - Investor Class, 1.63% of the Robeco Boston Partners Long/Short Equity Fund - Institutional Class, 1.89% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISERS

      Boston Partners, a wholly owned subsidiary of Robeco USA, Inc., renders advisory services to the Boston Parnters Funds pursuant to investment advisory agreements dated December 29, 2003 (the "Advisory Agreements"). Robeco USA, Inc. owns 100% of the interests of Boston Partners Asset Management, L.L.C. Robeco USA, Inc. is a subsidiary of Robeco Groep N.V., a Dutch investment management firm headquartered in Rotterdam, the Netherlands.

      Robeco USA, L.L.C., through its division Weiss, Peck & Greer Investments, 909 Third Avenue, 31st Floor, New York, New York 10022, serves as investment adviser to each WPG Fund. Robeco USA, L.L.C. is an indirect, wholly-owned subsidiary of Robeco Groep N.V., a Dutch public limited liability company.

      Founded in 1929, Robeco Groep N.V. is one of the world's oldest asset management organizations and advisers to investment funds. As of September 30, 2005, Robeco Group N.V. had approximately $135 billion (USD) in assets under management. Robeco is 100% owned by Rabobank Nederland ("Rabobank"). Rabobank is a cooperative bank that is owned by a large number of local banks in the Netherlands and is the only commercial bank in the world rated AAA by the top two major rating agencies.

            Robeco Groep N.V. is the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 100% of the shares of Robeco. The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V.,  (10) RG Europe Fund N.V.,  (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in five U.S. investment advisers.

      As subsidiaries of the Robeco Group, Boston Partners and WPG are affiliates of Robeco USA Brokerage Services, a division of Robeco USA, LLC, and Robeco-Sage Capital Management, LLC. In addition, by virtue of its common control under its parent company, Rabobank, Boston Partners and WPG are also affiliated with three broker dealers: Robeco USA Brokerage Services, HCA Securities, Inc., and Rabo Securities USA, Inc. Boston Partners and WPG do not execute trades through any of these affiliates.

      Boston Partners and WPG have investment discretion for the Funds and will make all decisions affecting the assets of the Funds under the supervision of the Company's Board of Directors and in accordance with each Fund's stated policies. Boston Partners and WPG will select investments for the Funds.

      For its services to the Boston Partners Funds, Boston Partners is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund's average daily net assets, 0.75% of the Large Cap Value Fund's average daily net assets, 0.80% of the Mid Cap Value Fund's average daily net assets, 1.25% of the Small Cap Value Fund's average daily net assets and 1.00% of the All-Cap Value Fund's average daily net assets. Until December 31, 2006, Boston Partners has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for : 1) the Institutional Class of the Long/Short Equity Fund, the Large Cap Value Fund, the Mid Cap Value Fund, Small Cap Value Fund and the All-Cap Value Fund of 2.50% (excluding short sale dividend expense), 1.00%, 1.00%, 1.55% and 1.25%, respectively and 2) the Investor Class of the Long/Short Equity Fund, the Large Cap Value Fund, the Mid Cap Value Fund, the Small Cap Value Fund and the All-Cap Value Fund of 2.75% (excluding short sale dividend expense), 1.25%, 1.25%, 1.80% and 1.50%, respectively.

      For its services to the WPG Funds, WPG is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 0.45% of the Core Bond Fund's average daily net assets, 0.75% of the Large Cap Growth Fund's average daily net assets and as follows for the Tudor Fund:

          o  0.90% of average daily net assets up to $300 million

          o  0.80% of average daily net assets $300 million to $500 million

          o  0.75% of average daily net assets in excess of $500 million

      Until December 31, 2006, WPG has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio of: 1) 0.53% for the Retirement Class of the Core Bond Fund; 2) 0.68% for the Investor Class of the Core Bond Fund; and 3) 0.43%, 1.40% and 1.70% for the Institutional Class of the Core Bond Fund, the Large Cap Growth Fund, and the Tudor Fund, respectively.

      There can be no assurance that Boston Partners and WPG will continue such waivers after December 31, 2006.

      For the fiscal years ended August 31, 2005, August 31, 2004 and August 31, 2003 the Funds paid Boston Partners advisory fees and Boston Partners waived advisory fees as follows:

                                       DVISORY FEES PAID
                                      (AFTER WAIVERS AND
FUND                                    REIMBURSEMENTS)      WAIVERS      REIMBURSEMENTS
----                                    ---------------      -------      --------------
FISCAL YEAR ENDED AUGUST 31, 2005

Small Cap Value                             $5,519,326         $33,847              $0
Long/Short Equity                           $2,004,315        $166,629              $0
Large Cap Value                               $172,780        $152,258              $0
Mid Cap Value                                 $257,919        $163,631              $0
All-Cap Value                                       $0         $83,834        $136,440

FISCAL YEAR ENDED AUGUST 31, 2004

Small Cap Value                             $5,923,228              $0              $0
Long/Short Equity                           $1,495,216        $128,969              $0
Large Cap Value                               $274,652        $113,946              $0
Mid Cap Value                                 $318,787        $150,220              $0
All-Cap Value                                       $0         $44,027         $92,214

                                      ADVISORY FEES PAID
                                      (AFTER WAIVERS AND
FUND                                    REIMBURSEMENTS)      WAIVERS      REIMBURSEMENTS
----                                    ---------------      -------      --------------
FISCAL YEAR ENDED AUGUST 31, 2003

Small Cap Value                             $3,076,126        $271,498              $0
Long/Short Equity                           $2,001,419        $243,153              $0
Large Cap Value                               $240,605        $136,064              $0
Mid Cap Value                                 $298,737        $145,477              $0
All-Cap Value                                       $0         $25,455        $101,783

      WPG served as investment adviser to the Predecessor Funds. For services provided by WPG to the WPG Funds for the period January 1, 2005 to August 31, 2005 and to the Predecessor Funds for the years ended December 31, 2004, 2003, and 2002, the following advisory fees were paid:

                                      ADVISORY FEES PAID
                                      (AFTER WAIVERS AND
FUND                                    REIMBURSEMENTS)     WAIVERS       REIMBURSEMENTS
----                                    ---------------     -------       --------------
FOR THE PERIOD JANUARY 1, 2005 TO AUGUST 31, 2005

WPG Core Bond Fund                          $142,139         $318,082               $0
WPG Large Cap Growth Fund                    $11,300          $99,468               $0
WPG Tudor Fund                              $321,986               $0               $0

FISCAL YEAR ENDED DECEMBER 31, 2004

WPG Core Bond Fund                          $261,393         $441,413               $0
WPG Large Cap Growth Fund                   $292,685          $42,989               $0
WPG Tudor Fund                              $531,807               $0               $0

FISCAL YEAR ENDED DECEMBER 31, 2003

WPG Core Bond Fund                          $239,421         $345,513               $0
WPG Large Cap Growth Fund                   $352,230               $0               $0
WPG Tudor Fund                              $465,753               $0               $0

FISCAL YEAR ENDED DECEMBER 31, 2002

WPG Core Bond Fund                          $290,066         $358,653               $0
WPG Large Cap Growth Fund                   $449,999               $0               $0
WPG Tudor Fund                              $499,644               $0               $0

      On July 20, 2005, Robeco USA, L.L.C., parent company of WPG, entered into an agreement with Harbor Capital Advisors, Inc., an affiliate of the Adviser ("Harbor"), pursuant to which Harbor will market all classes of shares of the Core Bond Fund to institutional investors that utilize one or more of the investment strategies offered by Robeco USA, L.L.C. For these services, Robeco USA, L.L.C. will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco USA, L.L.C. on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco USA, L.L.C. to Harbor quarterly in arrears.

      Each class of the Funds bears its own expenses not specifically assumed by Boston Partners or by WPG. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the Prospectuses and the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Boston Partners or by WPG; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and Directors who are not affiliated with a portfolio's investment adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio's investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

      Under the Advisory Agreements, Boston Partners or WPG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Company in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Boston Partners in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

      The Advisory Agreements for the Boston Partners Funds were most recently renewed on May 25, 2005 for a one-year term by a vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by the shareholders of the Boston Partners Funds at a special meeting held on October 25, 2002. The Advisory Agreements are terminable by vote of the Company's Board of

Directors or by the holders of a majority of the outstanding voting securities of each of the Boston Partners Funds, at any time without penalty, on 90 days' written notice to Boston Partners. The Advisory Agreements for the WPG Funds were most recently approved on February 24, 2005 for a one-year term by a vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreements are terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of each of the WPG Funds, at any time without penalty, on 60 days' written notice to WPG. The Advisory Agreements may also be terminated by Boston Partners or by WPG on 60 days' written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

PORTFOLIO MANAGERS

      DESCRIPTION OF COMPENSATION. Portfolio managers' compensation generally is comprised of a base salary and a discretionary bonus. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

   o INDIVIDUAL CONTRIBUTION: a subjective evaluation of the professional's individual contribution to team investment results as well as the individual's success at meeting goals and objectives established at the beginning of each year;

   o  PRODUCT  INVESTMENT   PERFORMANCE:   the  performance  of  the  investment
      product(s) versus a pre-designed index;

   o  FINANCIAL MEASURES: a percentage of certain financial measures;

   o INVESTMENT GROUP FINANCIAL PERFORMANCE: the financial results and/or revenues of the Portfolio Manager's investment group; and

   o  FIRM FINANCIAL PERFORMANCE: the overall financial performance of the firm.

      Compensation for portfolio managers who are also members of Robeco USA's senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

      Certain investment professionals receive a profit participation interest in Robeco Investment Management. These interests represent 20% of the value of the future growth of the firm and vesting periods span three years. In addition, full time investment professionals are eligible for the Robeco Investment Management special profit sharing contribution plan after one full year of service.

      OTHER ACCOUNTS. The table below discloses accounts, other than the particular Fund or Funds managed by the Portfolio Manager for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, for the Predecessor Funds' most recently completed fiscal year ended August 31, 2005.

                                                                                                                 TOTAL ASSETS THAT
                                                                                                 # OF ACCOUNTS      ADVISORY FEE
                                                                    TOTAL                       MANAGED THAT          BASED ON
NAME OF PORTFOLIO MANAGER                                       # OF ACCOUNTS   TOTAL ASSETS  ADVISORY FEE BASED    PERFORMANCE
      OR TEAM MEMBER               TYPE OF ACCOUNTS                 MANAGED         ($MM)       ON PERFORMANCE          ($MM)
      --------------               ----------------                 -------         -----       --------------          -----
LARGE CAP VALUE FUND

1.  Mark E. Donovan           Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          98           $4,300             0                   0

2.  David J. Pyle*            Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          95           $4,200             0                   0

MID CAP VALUE FUND

1.  Steven L. Pollack         Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          9             $351              0                   0

2.  Joseph F. Feeney          Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          0               0               0                   0

SMALL CAP VALUE FUND

1.  David M. Dabora           Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          35           $2,700             0                   0

2. George Gumpert             Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          0               0               0                   0

3.  Christopher K. Hart       Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          0               0               0                   0

ALL-CAP VALUE FUND

1.  Harry Rosenbluth*         Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          25           $2,900             0                   0

2.  Duilio Ramillo*           Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          25           $2,900             0                   0

LONG/SHORT EQUITY FUND

1.  Robert T. Jones           Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        23             $23             23                  $23
                              Other Accounts:                          5             $270              5                 $270

CORE BOND FUND

1.  Daniel S. Vandivort       Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        4             $563              0                   0
                              Other Accounts:                         717           $11,100            0                   0

2.  Sid Bakst                 Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        1             $240              0                   0
                              Other Accounts:                          47           $3,300             0                   0

TUDOR FUND

1.  Richard A. Shuster*       Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          12            $218              3                 $145

                                                                                                                 TOTAL ASSETS THAT
                                                                                                 # OF ACCOUNTS      ADVISORY FEE
                                                                    TOTAL                       MANAGED THAT          BASED ON
NAME OF PORTFOLIO MANAGER                                       # OF ACCOUNTS   TOTAL ASSETS  ADVISORY FEE BASED    PERFORMANCE
      OR TEAM MEMBER               TYPE OF ACCOUNTS                 MANAGED         ($MM)       ON PERFORMANCE          ($MM)
      --------------               ----------------                 -------         -----       --------------          -----
2.  Gregory N. Weiss*         Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          12            $218              3                 $145

LARGE CAP GROWTH FUND

1.  Easton Ragsdale*          Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          50           $2,100             0                   0

2.  Peter Albanese*           Registered Investment Companies:         0               0               0                   0
                              Other Pooled Investment Vehicles:        0               0               0                   0
                              Other Accounts:                          50           $2,100             0                   0

* The portfolio managers utilize a team based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

      The managers of the WPG Tudor Fund, Messrs. Shuster and Weiss, and the manager of the WPG Long/Short Equity Fund, Mr. Jones, also manage a hedge fund with a very similar investment strategy. The higher fee on the hedge fund could produce an incentive to allocate certain investments more heavily into the hedge fund. In order to address this issue, the Adviser has developed procedures to monitor the trading activity in the two accounts.

      SECURITIES OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by such Portfolio Manager as of August 31, 2005.

                                           DOLLAR ($) VALUE OF FUND SHARES
      PORTFOLIO MANAGER                          BENEFICIALLY OWNED
      -----------------                          ------------------

LARGE CAP VALUE FUND
Mark E. Donovan                                   $100,001 - 500,000
David J. Pyle                                     $50,001 - 100,000

MID CAP VALUE FUND
Steven L. Pollack                                        None
Joseph F. Feeney                                         None

SMALL CAP VALUE FUND
David Dabora                                      $100,001 - 500,000
George Gumpert                                           None
Christopher K. Hart                                      None

ALL-CAP VALUE FUND
Harry Rosenbluth                                         None

                                           DOLLAR ($) VALUE OF FUND SHARES
      PORTFOLIO MANAGER                          BENEFICIALLY OWNED
      -----------------                          ------------------
Duilio Ramillo                                  $500,001 - 1,000,000

LONG/SHORT EQUITY FUND
Robert Jones                                      $100,001 - 500,000

CORE BOND FUND
Daniel S. Vandivort                                  $1 - 10,000
Sid Baskt                                                None

TUDOR FUND
Richard A. Shuster                                       None
Gregory N. Weiss                                   $10,001 - 50,000

LARGE CAP GROWTH FUND
Easton Ragsdale                                    $10,001 - 50,000
Peter Albanese                                       $1 - 10,000

CUSTODIAN AGREEMENTS

      PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, is custodian of the Boston Partners Funds' assets pursuant to a custodian agreement dated August 16, 1988, as amended. The Custodian for the WPG Funds is Mellon Bank N.A. ("Mellon") (formerly Boston Safe Deposit and Trust Company), located at 135 Santilli Highway, Everett, Massachusetts 02149. Mellon holds the assets of the WPG Funds pursuant to a custodian agreement dated April 29, 2005 (together, the "Custodian Agreements"). Under the Custodian Agreements, PFPC Trust Company and Mellon each: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities; and
(e) makes periodic reports to the Company's Board of Directors concerning the Funds' operations. PFPC Trust Company and Mellon are authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that PFPC Trust Company and Mellon remain responsible for the performance of all of their duties under the Custodian Agreement and hold the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Boston Partners Funds under the Custodian Agreement, PFPC Trust Company receives a fee of $0.10 per $1,000 on average daily gross assets of each Fund calculated daily and payable monthly, or a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. For its services to the WPG Funds under the Custodian Agreement, Mellon receives a fee of at the annual rate of 0.01% of each Fund's average daily net assets, plus transaction fees.

TRANSFER AGENCY AGREEMENTS

      PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Funds. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Funds' Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Funds will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

ADMINISTRATION AND ACCOUNTING AGREEMENT

      PFPC serves as administrator to the Funds pursuant to administration and accounting services agreements dated October 16, 1996 with respect to the Large Cap Value Fund, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Small Cap Value Fund II, November 13, 1998 with respect to the Long/Short Equity Fund and July 1, 2002 with respect to the All-Cap Value Fund, and dated April 29, 2005 with respect to the WPG Funds (the "Administration Agreements"). PFPC has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. The Administration Agreements provide that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Boston Partners Funds and the WPG Funds, PFPC is entitled to receive a fee calculated at an annual rate of:

      o 0.1125% of each Fund's first $200 million of average daily net assets; and

      o 0.0950% of each Fund's average daily net assets in excess of $200 million.

      The minimum monthly fee will be $5,833 for each of the Funds, exclusive of out-of-pocket expenses.

      For the fiscal years or periods ended August 31, 2005, 2004 and 2003, the Boston Partners Funds paid PFPC administration and accounting fees and related out-of-pocket expenses as follows:

                                                ADMINISTRATION AND
                                               ACCOUNTING FEES PAID
                                                (AFTER WAIVERS AND
FUND                                              REIMBURSEMENTS)        WAIVERS       REIMBURSEMENTS
----                                              ---------------        -------       --------------
FISCAL YEAR OR PERIOD ENDED AUGUST 31, 2005

Small Cap Value                                         $467,510                $0             $0
Long/Short Equity                                       $124,553                $0             $0
Large Cap Value                                          $76,536                $0             $0
Mid Cap Value                                            $77,147                $0             $0
All-Cap Value                                            $77,192                $0             $0

FISCAL YEAR ENDED AUGUST 31, 2004

Small Cap Value                                         $495,037                $0             $0
Long/Short Equity                                        $93,633                $0             $0
Large Cap Value                                          $74,244                $0             $0
Mid Cap Value                                            $75,241                $0             $0
All-Cap Value                                            $45,549           $29,167             $0

FISCAL YEAR ENDED AUGUST 31, 2003

Small Cap Value                                         $308,949           $33,476             $0
Long/Short Equity                                       $123,544           $12,470             $0
Large Cap Value                                          $73,793            $5,000             $0
Mid Cap Value                                            $73,750            $5,000             $0
All-Cap Value                                            $41,629           $37,500             $0

      For the years ended December 31, 2004, 2003 and 2002, the Predecessor Funds paid PFPC accounting fees and related out-of-pocket expenses as follows. For the period January 1, 2005 through August 31, 2005, PFPC also provided administrative services.

                                                    ACCOUNTING AND
                 FUND NAME                        ADMINISTRATIVE FEES     WAIVERS      REIMBURSEMENTS
FOR THE PERIOD JANUARY 1, 2005 TO AUGUST 31, 2005
WPG Core Bond Fund                                        $129,768           $0              $0
WPG Large Cap Growth Fund                                  $56,756           $0              $0
WPG Tudor Fund                                             $58,154           $0              $0

FOR THE YEAR ENDED DECEMBER 31, 2004

WPG Core Bond Fund                                        $117,849          N/A              N/A
WPG Large Cap Growth Fund                                  $43,315          N/A              N/A
WPG Tudor Fund                                             $48,919          N/A              N/A

                                                    ACCOUNTING AND
                 FUND NAME                        ADMINISTRATIVE FEES     WAIVERS      REIMBURSEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2003

WPG Core Bond Fund                                         $66,971          N/A              N/A
WPG Large Cap Growth Fund                                  $21,882          N/A              N/A
WPG Tudor Fund                                             $27,475          N/A              N/A

FOR THE YEAR ENDED DECEMBER 31, 2002

WPG Core Bond Fund                                          $53,044         N/A              N/A
WPG Large Cap Growth Fund                                   $27,001         N/A              N/A
WPG Tudor Fund                                              $26,175         N/A              N/A

      The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Funds' registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

      For the fiscal years or periods ended August 31, 2005, 2004 and 2003 the Funds paid PFPC regulatory administration fees as follows:

                                                       REGULATORY
                FUND NAME                         ADMINISTRATION FEES     WAIVERS    REIMBURSEMENTS
FOR THE FISCAL YEAR OR PERIOD ENDED AUGUST 31, 2005

Small Cap Value                                          $69,480             $0            $0
Long/Short Equity                                        $13,688             $0            $0
Large Cap Value                                           $6,395             $0            $0
Mid Cap Value                                             $7,885             $0            $0
All-Cap Value                                             $1,344             $0            $0
Core Bond Fund (1)                                       $14,771             $0            $0
Large Cap Growth Fund (1)                                 $8,399             $0            $0
Tudor Fund (1)                                            $9,895             $0            $0

FOR THE FISCAL YEAR ENDED AUGUST 31, 2004

Small Cap Value                                           $76,572            $0            $0
Long/Short Equity                                          $9,389            $0            $0
Large Cap Value                                            $9,150            $0            $0

Mid Cap Value                                             $10,248            $0            $0
All-Cap Value                                                $620            $0            $0

FOR THE PERIOD JUNE 1, 2003 TO AUGUST 31, 2003

Small Cap Value                                           $14,275            $0            $0
Long/Short Equity                                          $3,684            $0            $0
Large Cap Value                                            $2,300            $0            $0
Mid Cap Value                                              $2,516            $0            $0
All-Cap Value                                                $118            $0            $0

(1)   For the period January 1, 2005 to August 31, 2005.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION

      PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Funds pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the "Distribution Agreement"). Pursuant to the Distribution Agreement and the related Plans of Distribution, as amended, for the Investor Class (together, the "Plans"), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to solicit orders for the sale of each Fund's shares. Payments to PFPC Distributors under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Investor Class of each of the Funds, at the annual rate set forth in the Investor Class Prospectus.

      For the fiscal years or period ended August 31, 2005, 2004 and 2003, the Investor Class of each of the Funds paid PFPC Distributors fees as follows:

                                                      DISTRIBUTION FEES PAID
                                                        (AFTER WAIVERS AND
FUND                                                     REIMBURSEMENTS)         WAIVERS     REIMBURSEMENTS
----                                                     ---------------         -------     --------------
FISCAL YEAR OR PERIOD ENDED AUGUST 31, 2005

Small Cap Value                                              $762,236              $0               $0
Long/Short Equity                                             $47,442              $0               $0
Large Cap Value                                               $27,425              $0               $0
Mid Cap Value                                                  $8,498              $0               $0
All-Cap Value                                                  $4,154              $0               $0
Core Bond Fund (1)                                             $1,134              $0               $0
Large Cap Growth Fund (1)                                      $2,588              $0               $0
Tudor Fund (1)                                                 $7,716              $0               $0

FISCAL YEAR ENDED AUGUST 31, 2004

Small Cap Value                                              $846,938              $0               $0
Long/Short Equity                                             $35,347              $0               $0
Large Cap Value                                               $17,518              $0               $0
Mid Cap Value                                                  $9,294              $0               $0
All-Cap Value                                                    $691              $0               $0

FISCAL YEAR ENDED AUGUST 31, 2003

Small Cap Value                                              $525,335              $0               $0
Long/Short Equity                                             $93,985              $0               $0
Large Cap Value                                               $13,838              $0               $0
Mid Cap Value                                                  $9,770              $0               $0
All-Cap Value                                                    $246              $0               $0

(1)   For the period January 1, 2005 to August 31, 2005.

      For the fiscal years ended August 31, 2005, 2004 and 2003, the Funds paid fees to broker-dealers and PFPC Distributors retained fees as follows:

                                      FEES PAID TO BROKER  FEES RETAINED BY THE
                                             DEALERS            DISTRIBUTOR
                                             -------            -----------

FISCAL YEAR ENDED AUGUST 31, 2005           $867,728                 $0

FISCAL YEAR ENDED AUGUST 31, 2004           $839,671                 $0

FISCAL YEAR ENDED AUGUST 31, 2003           $694,687                 $0

      Among other things, the Plans provide that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company's Directors, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund's shares of the Investor Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company's Directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not "interested persons" of the Company.

      Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., formerly Fahnestock Co., Inc., a broker-dealer.

      SHAREHOLDER SERVICES PLAN. The Shareholder Services Plan and related form of Shareholder Servicing Agreement (the "Plan") provides that the Retirement Class of the Core Bond Fund may pay securities dealers, financial institutions and other industry professionals ("Service Organizations"), who agree to provide certain services to plans or plan participants holding Retirement Class Shares a service fee calculated at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Retirement Class Shares beneficially owned by such plan participants.

      Services performed by Service Organizations may include: (i) aggregating and processing purchase and redemption requests for shares from shareholders and placing net purchase and redemption orders with the transfer agent; (ii) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorizing instructions; (iii) processing dividend payments from the Fund on behalf of shareholders; (iv) providing information periodically to shareholders showing their positions in the Fund's shares; (v) arranging for bank wires; (vi) responding to shareholder inquiries relating to the Service Organization's services; (vii) providing subaccounting with respect to the Fund's shares beneficially owned by shareholders or the information to the Fund necessary for subaccounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) responding to shareholder inquires relating to dividends and distributions; (x) responding to shareholder inquires relating to shareholder account statements; (xi) responding to shareholder inquires relating to communications from the Fund to shareholders; (xii) providing shareholders with information relating to developments affecting their shares; and (xiii) providing such other similar services as the Fund may reasonably request to the extent a Service Organization is permitted to do so under applicable statutes, rules or regulations.

      Fees payable under the Plan are separate from and in addition to any Service Fee payable to Service Organizations by the Adviser, or any Fund payments described herein, for administration, subaccounting, transfer agency and/or other services, including without limitation the Shareholder Services Fees described in the Fund's Retirement Class prospectus.

ADMINISTRATIVE SERVICES AGENT

      PFPC Distributors provides certain administrative services to the Institutional Class and Investor Class (as of January 1, 2002) of each Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of January 2, 2001, as supplemented, between the Company and PFPC Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to receive an annual fee of $62,500 from the Boston Partners Funds, which is allocated to the Funds in proportion to their net assets. PFPC Distributors is entitled to receive an annual fee of $5,000 per Fund from the WPG Funds.

      For the fiscal years ended August 31, 2005, 2004 and 2003, PFPC Distributors received administrative services fees from the Funds below as follows:

                                         ADMINISTRATIVE SERVICES
FUND                                       FEES (AFTER WAIVERS)     WAIVERS
----                                       --------------------     -------

FISCAL YEAR ENDED AUGUST 31, 2005

Small Cap Value                                     $43,032             $0
Long/Short Equity                                    $9,355             $0
Large Cap Value                                      $4,197             $0
Mid Cap Value                                        $5,103             $0
All-Cap Value                                          $812             $0
Core Bond(1)                                         $1,667             $0
Large Cap Growth(1)                                  $1,666             $0
Tudor(1)                                             $1,667             $0

FISCAL YEAR ENDED AUGUST 31, 2004

Small Cap Value                                     $44,732             $0
Long/Short Equity                                    $6,864             $0
Large Cap Value                                      $4,919             $0
Mid Cap Value                                        $5,571             $0
All-Cap Value                                          $414             $0

FISCAL YEAR ENDED AUGUST 31, 2003*

Small Cap Value                                      $53,562         $348,153
Long/Short Equity                                    $19,952         $129,686
Large Cap Value                                      $10,046          $65,299
Mid Cap Value                                        $11,106          $72,194
All-Cap Value                                           $764           $3,054

(1)   For the period January 1, 2005 to August 31, 2005.

*     For the Investor Class and Institutional Class.

                                FUND TRANSACTIONS

      Subject to policies established by the Board of Directors and applicable rules, each Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, each Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While each Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

      No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Each Adviser may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of each Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that each Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of each Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

      For the fiscal year or period ended August 31, 2005, the Funds paid the following commissions to brokers on account of research services:

FUND                                      2005
----                                      ----

Small Cap Value                         $57,741
Long/Short Equity                       $80,650
Large Cap Value                         $25,068
Mid Cap Value                           $22,592
All-Cap Value                            $1,398
Core Bond Fund (1)                           $0
Large Cap Growth Fund (1)               $10,605
Tudor Fund (1)                          $24,664

(1)   For the period January 1, 2004 to August 31, 2005.

      The following chart shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years ended August 31:

FUND                  2005                  2004                2003
----                  ----                  ----                ----

Small Cap Value     $1,355,384          $1,029,411            $1,125,324
Long/Short Equity   $1,010,166          $2,195,459            $3,964,672
Large Cap Value        $92,614             $71,860              $159,580
Mid Cap Value         $172,474            $159,762              $196,599
All-Cap Value          $21,106              $4,649                $4,396

      The following chart shows the aggregate brokerage commissions paid by each Predecessor Fund for the period January 1, 2005 to August 31, 2005 and for the past three fiscal years ended December 31:

FUND                         JANUARY 1,       2004        2003         2002
                              2005 TO
                             AUGUST 31,
                                2005
WPG Core Bond Fund                  $0          $0         $0           $0
WPG Large Cap Growth Fund      $34,623       $132,158   $101,003     $253,057
WPG Tudor Fund                $368,155       $666,782   $677,701     $321,513

      The commission variances in Long/Short Equity Fund, Large Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund were attributable to either increased or decreased trading activity. The cents of commissions per share did not contribute significantly to any variance, except that for All Cap Value Fund the cents per share had some impact as All Cap Value Fund's trades were co-mingled with other products after initial startup. All Cap Value Fund's increase also was attributed to a full year's trading period in fiscal year ended 2003 versus a two-month trading period in fiscal year ended 2002.

      The Funds are required to identify any securities of the Company's regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2005, the following Funds held the following securities:

FUND                                   BROKER DEALER                                VALUE
----                                   -------------                                -----
Long/Short Equity Fund     Labranche & Co. Inc.                                      $(944,658)

Large Cap Value Fund       Citigroup (parent company of Salomon Smith Barney)       $1,121,956
                           Bank of New York                                           $687,825
                           Goldman Sach Group, Inc.                                   $341,545
                           State Street Corp.                                         $188,487

Mid Cap Value Fund         A.G. Edwards, Inc.                                         $515,394

WPG Core Bond Fund         Bank One                                                 $8,820,412
                           First Union - Lehman Bros - Bank of America             $57,555,275
                           Barclays Bank PLC                                       $33,022,824
                           JPMorganChase                                           $15,646,291
                           Citibank                                                $65,571,592
                           Countrywide Home Loan                                    $3,617,446
                           Credit Suisse First Boston                              $21,566,294
                           First USA                                                $9,496,067
                           Fleet                                                    $7,003,822
                           Goldman Sachs                                           $23,900,865

      Investment decisions for each Fund and for other investment accounts managed by each Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

AUTOMATIC INVESTMENT PLAN

      The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments (Boston Partners Funds $5,000 minimum/ WPG Funds $50 minimum) of in Institutional Class shares or Retirement Class shares of any Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call the Transfer Agent at (888) 261-4073 to enroll. By completing the enrollment form, you authorize the Funds' Custodians to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

      If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds' Custodians are under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds' Custodians upon thirty (30) days' written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions,
securities  dealers,   financial  planners  and  other  industry  professionals,
additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                              VALUATION OF SHARES

      Shares of a class of each Fund are priced at their net asset value ("NAV"). The NAV of a class of each Fund is calculated as follows:

                 Value of Assets Attributable to a Class
       NAV =   - Value of Liabilities Attributable to the Same Class
                 ---------------------------------------------------
                 Number of Outstanding Shares of the Class

      Each Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

      Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and ask price prior to the market close are used. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Funds may use a pricing service, bank or broker/dealer experienced in providing valuations to value the Funds' securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Funds' Valuation Committee as determined by procedures adopted by the Board of Directors.

      Subject to the approval of the Company's Board of Directors, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds' Valuation Committee under the direction of the Company's Board of Directors.

                                      TAXES

GENERAL

      The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

      The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described herein. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      In addition to the Distribution Requirement, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships. Each Fund intends to comply with these requirements.

      If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

      The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

      Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

TAXATION OF CERTAIN INVESTMENTS

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

      In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.473 billion shares have been classified into 103 classes as shown in the table below, however, the Company only has 24 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                            NUMBER OF                                                        NUMBER OF
                                            AUTHORIZED                                                       AUTHORIZED
                                            SHARES                                                           SHARES
CLASS OF COMMON STOCK                       (MILLIONS)            CLASS OF COMMON STOCK                      (MILLIONS)
-------------------------------------------------------------     -----------------------------------------------------------
A (Growth & Income)                         100                   BBB                                        100
B                                           100                   CCC                                        100
C (Balanced)                                100                   DDD (Robeco Boston Partners
                                                                  Institutional Small Cap Value Fund II)     100
D  (Tax-Free)                               100                   EEE (Robeco Boston Partners Investors
                                                                  Small Cap Value Fund II)                   100
E (Money)                                   500                   FFF                                        100
F (Municipal Money)                         500                   GGG                                        100
G (Money)                                   500                   HHH                                        100
H (Municipal Money)                         500                   III (Robeco Boston Partners Long/Short
                                                                  Equity-Institutional Class)                100
I (Sansom Money)                            1,500                 JJJ (Robeco Boston Partners Long/Short
                                                                  Equity-Investor Class)                     100
J (Sansom Municipal Money)                  500                   KKK (Robeco Boston Partners Funds)
                                                                                                             100
K (Sansom Government Money)                 500                   LLL (Robeco Boston Partners Funds)
                                                                                                             100
L (Bedford Money)                           1,500                 MMM (n/i numeric Small Cap Value)
                                                                                                             100
M (Bedford Municipal Money)                 500                   NNN (Bogle Investment Management Small
                                                                  Cap Growth - Institutional Class)          100
N (Bedford Government Money)                500                   OOO (Bogle Investment Management Small
                                                                  Cap Growth - Investor Class)               100
O (Bedford N.Y. Money)                      500                   PPP (Schneider Value Fund)                 100
P (RBB Government)                          100                   QQQ (Institutional Liquidity Fund for      2,500
                                                                  Credit Unions)
Q                                           100                   RRR (Liquidity Fund for Credit Unions)     2,500
R (Municipal Money)                         500                   SSS (Robeco WPG Core Bond Fund -           100
                                                                  Retirement Class)
S (Government Money)                        500                   TTT (Robeco WPG Core Bond Fund -           50
                                                                  Institutional Class)
T                                           500                   UUU (Robeco WPG Tudor Fund -               50
                                                                  Institutional Fund)
U                                           500                   VVV (Robeco WPG Large Cap Growth Fund -    50
                                                                  Institutional Class)
V                                           500                   WWW (Senbanc Fund)                         50
W                                           100                   XXX (Robeco WPG Core Bond Fund -           100
                                                                  Investor Class)
X                                           50                    Select (Money)                             700
Y                                           50                    Beta 2 (Municipal Money)                   1
Z                                           50                    Beta 3 (Government Money)                  1
AA                                          50                    Beta 4 (N.Y. Money)                        1
BB                                          50                    Principal Class (Money)                    700
CC                                          50                    Gamma 2 (Municipal Money)                  1

                                            NUMBER OF                                                        NUMBER OF
                                            AUTHORIZED                                                       AUTHORIZED
                                            SHARES                                                           SHARES
CLASS OF COMMON STOCK                       (MILLIONS)            CLASS OF COMMON STOCK                      (MILLIONS)
-------------------------------------------------------------     -----------------------------------------------------------
DD                                          100                   Gamma 3 (Government Money)                 1
EE                                          100                   Gamma 4 (N.Y. Money)                       1
FF (n/i numeric Emerging Growth)            50                    Bear Stearns Money                         2,500
GG (n/i numeric Growth)                     50                    Bear Stearns Municipal Money               1,500
HH (n/i numeric Mid Cap)                    50                    Bear Stearns Government Money              1,000
II (Baker 500 Growth Fund)                  100                   Delta 4 (N.Y. Money)                       1
JJ (Baker 500 Growth Fund)                  100                   Epsilon 1 (Money)                          1
KK                                          100                   Epsilon 2 (Municipal Money)                1
LL                                          100                   Epsilon 3 (Government Money)               1
MM                                          100                   Epsilon 4 (N.Y. Money)                     1
NN                                          100                   Zeta 1 (Money)                             1
OO                                          100                   Zeta 2 (Municipal Money)                   1
PP                                          100                   Zeta 3 (Government Money)                  1
QQ (Robeco Boston Partners
Institutional Large Cap)                    100                   Zeta 4 (N.Y. Money)                        1
RR (Robeco Boston Partners
Investors Large Cap)                        100                   Eta 1 (Money)                              1
SS (Robeco Boston Partners Adviser
Large Cap)                                  100                   Eta 2 (Municipal Money)                    1
TT (Robeco Boston Partners
Investors Mid Cap)                          100                   Eta 3 (Government Money)                   1
UU (Robeco Boston Partners
Institutional Mid Cap)                      100                   Eta 4 (N.Y. Money)                         1
VV (Robeco Boston Partners
Institutional All Cap Value)                100                   Theta 1 (Money)                            1
WW (Robeco Boston Partners
Investors All Cap Value)                    100                   Theta 2 (Municipal Money)                  1
YY (Schneider Capital Small Cap Value)      100                   Theta 3 (Government Money)                 1
ZZ                                          100                   Theta 4 (N.Y. Money)                       1
AAA                                         100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Hilliard Lyons Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.

      Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectuses, "shareholder approval" and a "majority of the outstanding shares" of the Funds means, with respect to the approval of the advisory agreement. Distribution Plan or a change in the Fund's investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Funds.

                                  MISCELLANEOUS

COUNSEL

      The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds' independent registered public accounting firm.

      KPMG LLP ("KPMG"), 345 Park Ave New York, New York 10154, served as the Predecessor Funds' independent registered public accounting firm, and in that capacity audited each Predecessor Fund's annual financial statements.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto in the Funds' Annual Report to shareholders for the fiscal year ended August 31, 2005 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report for the fiscal year or period ended August 31, 2005 have been audited by the Funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The information relating to the Predecessor Funds for the fiscal years ended December 31, 2004, 2003, 2002, 2001 and 2000 were audited by KPMG, the Predecessor Funds' independent registered public accounting firm, whose report on the financial statements included in the Predecessor Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2004 is also incorporated by reference into this SAI. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

      "B-2" - Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

      "B-3" - Obligations are regarded as having significant speculative characteristics and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

      "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

      "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.



      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period.

The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.


MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

      WITHDRAWN:   A  rating  is  withdrawn  when  Fitch  deems  the  amount  of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

      (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entity's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                          ROBECO INVESTMENT MANAGEMENT
                         WEISS, PECK & GREER INVESTMENTS
                      BOSTON PARTNERS ASSET MANAGEMENT, LLC

                              PROXY VOTING POLICIES

                                    MAY 2005

                          ROBECO INVESTMENT MANAGEMENT
                              PROXY VOTING POLICIES
                                 AS OF MAY 2005

                            I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

o     long-term corporate performance record relative to a market index;

o     composition of board and key board committees;

o     corporate governance provisions and takeover activity;

o     nominee's attendance at meetings;

o     nominee's investment in the company;

o     whether a retired CEO sits on the board;

o     whether the chairman is also serving as CEO; and

o whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In the following situations, votes on director nominees will be WITHHELD:

o nominee attends less than 75% of the board and committee meetings without a valid excuse;

o nominee implements or renews a dead-hand or modified dead-hand poison pill;

o nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

o nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back)

o nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

o nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

o nominee is an inside director or affiliated outsider and the majority of the board is not independent;

o nominee is an audit committee member when a company's non-audit fees are greater than 50% of all fees paid; and,

o nominee has enacted egregious corporate governance policies or failed to replace management as appropriate.

o nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board.

o nominee (except new nominees) if the company has adopted or renewed a poison pill without shareholder approval, does not put the pill to a vote and does not have a requirement to put the pill to shareholder vote within 12 months. (applies only to companies that adopt a pill after Dec. 7,
      2004)

o from the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed.

B. CHAIRMAN AND CEO ARE THE SAME PERSON

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. MAJORITY OF INDEPENDENT DIRECTORS

We vote FOR shareholder proposals that request that the board be composed of a majority of independent directors.

We  vote  FOR   shareholder   proposals  that  request  that  the  board  audit,
compensation and/or nominating committees be composed exclusively of independent directors.

D. STOCK OWNERSHIP REQUIREMENTS

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

E. TERM OF OFFICE

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

F. AGE LIMITS

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

G. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals   concerning  director  and  officer   indemnification  and  liability
protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

H. CHARITABLE CONTRIBUTIONS

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. DIRECTOR ELECTIONS - NON-U.S. COMPANIES

CANADA - WITHHOLD votes from affiliated outsiders and insiders when the board is not majority independent or is lacking compensation or nominating committees or where the entire board serves on any of these key committees. (applies to S&P/TSX Composite Index Companies)

AUSTRALIA - vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

HONG KONG VOTE AGAINST

o     reelection of insiders who are members of audit committee.

o directors designated by the company as its "independent directors" if they don't meet ISS standards for independence.

o election of directors as a bundled item and/or if company does not disclose the names of nominees.

MALAYSIA - vote AGAINST insiders on the audit or remuneration committees.

NETHERLANDS - vote aGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

TAX HAVENS

o     For US COMPANIES - apply the US guidelines

o For FOREIGN PRIVATE ISSUERS, - vote AGAINST affiliated outsiders on the audit committee.

o TRULY FOREIGN COMPANIES THAT DO NOT HAVE A U.S. LISTING will be evaluated under the corporate governance standards of their home market.

o For UNIQUELY STRUCTURED SHIPPING COMPANIES - vote AGAINST executive nominees when the company has not established a compensation committee when a) the company does not pay any compensation to its executive officers; b) any compensation is paid by a third party under a contract with the company.

                               II. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

o long-term financial performance of the target company relative to its industry;

o     management's track record;

o     background to the proxy contest;

o     qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

o     stock ownership positions.

B. REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are voted AGAINST.

                                 III. AUDITORS

RATIFYING AUDITORS

Proposals to ratify auditors are made on a CASE-BY-CASE basis.

We vote against the ratification of auditors when the company's non-audit fees (ex. Consulting) are greater than 25% of total fees paid to the auditor.

We withhold votes from audit-committee members when the company's non-audit fees (ex. Consulting) are greater than 50% of total fees paid to the auditor.

AUDIT FEES = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

NON-AUDIT FEES = other fees (ex. Consulting)

                           IV. PROXY CONTEST DEFENSES

A. BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

B. SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C. CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We generally vote FOR proposals to restore or permit cumulative voting.

D. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We vote FOR proposals that seek to fix the size of the board.

We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


                            V. TENDER OFFER DEFENSES

A. POISON PILLS

We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We vote FOR shareholder proposals to redeem a company's poison pill.

We vote AGAINST management proposals to ratify a poison pill.

B. FAIR PRICE PROVISIONS

We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. GREENMAIL

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E. UNEQUAL VOTING RIGHTS

We vote AGAINST dual class exchange offers.

We vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. WHITE SQUIRE PLACEMENTS

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A. CONFIDENTIAL VOTING

We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote FOR management proposals to adopt confidential voting.

B. EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. SHAREHOLDER ADVISORY COMMITTEES

We vote AGAINST proposals to establish a shareholder advisory committee.

E. RELATED PARTY TRANSACTION AUDITOR REPORTS (France)

We will evaluate on a case-by-case basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), 4) any other relevant information.

F. ADJOURN MEETING REQUESTS - TO SOLICIT ADDITIONAL PROXIES TO APPROVE MERGER AGREEMENT

We will vote FOR this when 1) we support the underlying merger proposal; 2) the company provides a compelling reason and 3) the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

                             VII. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 percent above currently authorized shares, after taking into account any stock split or financing activity.

B. CAPITAL ISSUANCE REQUESTS

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

We vote FOR general issuance requests with preemptive rights for up to 50 percent of a company's outstanding capital.

We vote FOR general issuance requests without preemptive rights for up to 10 percent of a company's outstanding capital.

Specific issuance requests will be judged on their individual merits.

C. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

D. REVERSE STOCK SPLITS

We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E. PREFERRED STOCK

We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

We vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

E. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

We vote FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

We vote FOR proposals to create preemptive rights.

We vote AGAINST proposals to eliminate preemptive rights.

G. DEBT RESTRUCTURINGS

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o CHANGE IN CONTROL -- Will the transaction result in a change in control of the company?

o BANKRUPTCY -- Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. SHARE REPURCHASE PROGRAMS

We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. SHARE REPURCHASE PROGRAMS TO FUND STOCK OPTION PLANS

(Spain) We vote against proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection. (Portugal) We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting and any improvement in disclosure around option plans.

J. ADDITIONAL SHARE REPURCHASE PROGRAMS

(Denmark) - Repurchase of shares in lieu of dividends - We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings. (Germany and Italy) - Repurchase shares using put and call options - We will vote for provided the company details 1) authorization is limited to 18 months, 2) the number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO, 3) an experienced financial institution is responsible for the trading, 4) the company has a clean track record regarding repurchases.

K. REMUNERATION REPORT (NETHERLANDS)

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

L. TRACKING STOCK

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

o     adverse governance charges

o     excessive increases in authorized capital stock

o     unfair method of distribution


o     diminution of voting rights

o     adverse conversion features

o     negative impact on stock option plans

o     other alternatives such as spin-off

                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

We vote against plans that contain:

o     Voting power dilution greater than 12%.

o     Plans that provide too much discretion to directors.

o Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount.)

o Plans that allow the repricing of underwater stock options without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

B. DIRECTOR COMPENSATION

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

C. EMPLOYEE STOCK PURCHASE PLANS

We vote on Qualified employee stock purchase plans on a CASE-BY-CASE basis.

We vote on Non-Qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

o Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership.)

o Limits on employee contribution, either fixed dollar or percentage of salary

o     Company matching contribution up to 25%

o No discount on the stock price on the date of purchase since there is a company matching contribution

Canada - We vote on employee stock purchase plans on a CASE-BY-CASE basis and will APPROVE plans considering the following criteria:

o Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership.)

o No discount on the stock price on the date of purchase since there is a company matching contribution

D. OBRA-RELATED COMPENSATION PROPOSALS:

o     AMENDMENTS  THAT  PLACE A CAP ON  ANNUAL  GRANTS  OR AMEND  ADMINISTRATIVE
      FEATURES

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

o     AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

o     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
Section 162(m) on a CASE-BY-CASE basis.

o     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

We generally vote AGAINST plans with excessive awards (2 million cap).

E. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

We vote against all other shareholder proposals that seek to limit executive and director pay.

F. GOLDEN AND TIN PARACHUTES

We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We vote AGAINST golden parachutes.

G. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

H. 401(K) EMPLOYEE BENEFIT PLANS

We vote FOR proposals to implement a 401(k) savings plan for employees.

I. PENSION PLAN INCOME AND PERFORMANCE-BASED COMPENSATION

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: (1) the amount of pension plan earnings, and (2) the percentage, if any, such pension plan earnings contribute to the company's pre-tax earnings.

J. BURN RATE

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company's most recent 3-year burn rate exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company's most recent 3-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past 3 fiscal years.

                           IX. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                     X. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

o     anticipated financial and operating benefits;

o     offer price (cost vs. premium);

o     prospects of the combined companies;

o     how the deal was negotiated; and

o     changes in corporate governance and their impact on shareholder rights.

B. CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C. SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. APPRAISAL RIGHTS

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G. CHANGING CORPORATE NAME

We vote FOR changing the corporate name.

                      XI. CORPORATE GOVERNANCE AND CONDUCT

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

o We support the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

o We support reporting on countries with human rights abuses as ways to protect and manage risk.

o     We  support  CERES  Principles,   environmental   reporting  and  MacBride
      Principles.

o     We support high-performance workplace standards.

o     We support fair lending guidelines and disclosure at financial companies.

o     We support reporting on equal opportunity and diversity.

o We oppose resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

o We oppose shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

o We oppose shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge
      (ANWR) unless: 1) new legislation is adopted allowing development and drilling in the ANWR; 2) the company intends to pursue operations in the ANWR, 3) the company does not currently disclose an environmental risk report for their operations in the ANWR.

o We oppose shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

o     We oppose shareholder proposals on investing in renewable energy sources

                         SCHNEIDER SMALL CAP VALUE FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2005

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares (the "Shares") representing interest in the Schneider Small Cap Value Fund (the "Fund") of The RBB Fund, Inc. (the "Company"). This SAI is not a prospectus, and should be read only in conjunction with the Fund's Prospectus, dated December 31, 2005 (the "Prospectus"). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (888) 520-3277. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION................................................1

INVESTMENT STRATEGIES..........................................................1

FUNDAMENTAL INVESTMENT LIMITATIONS.............................................9

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................11

MANAGEMENT OF THE COMPANY.....................................................12

CODE OF ETHICS................................................................18

PROXY VOTING..................................................................18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................19

INVESTMENT ADVISORY AND OTHER SERVICES........................................20

FUND TRANSACTIONS.............................................................25

PURCHASE AND REDEMPTION INFORMATION...........................................27

TELEPHONE TRANSACTION PROCEDURES..............................................28

VALUATION OF SHARES...........................................................28

TAXES.........................................................................29

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................30

MISCELLANEOUS.................................................................34

FINANCIAL STATEMENTS..........................................................34

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                         FUND HISTORY AND CLASSIFICATION

      The Company is an open-end management investment company currently operating or proposing to operate nineteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by a Prospectus.

                              INVESTMENT STRATEGIES

      The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

      The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations that are less than the largest company in the Russell 2000(R) Index ("small cap companies") and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

      Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in small cap companies. The Board of Directors may change the Fund's investment objective and the policies described above without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

      The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Fund's Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund's investment policies and limitations.

ADDITIONAL INFORMATION ON FUND INVESTMENTS

      BANK AND CORPORATE OBLIGATIONS. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor's ("S&P") or Moody's Investors, Inc. ("Moody's") (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

      COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating categories are described in Appendix "A" to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's Adviser pursuant to guidelines approved by the Company's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

      EUROPEAN CURRENCY UNIFICATION. As of January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Cyprus, Czech Republic, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuana, Luxembourg, Malta, the Netherlands, Poland, Portugal, Slovakia, Slovenia and Spain. In addition, four new countries, Bulgaria, Croatia, Romania and Turkey are preparing for entry into the EMU.

      The new European Central Bank has control over each member country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

      The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

      FOREIGN SECURITIES. The Fund may invest in foreign securities, either directly or indirectly through American Depositary Receipts and European Depositary Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. These factors could interfere with the Adviser's ability to sell the securities.

      Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value ("NAV") of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

      FUTURES CONTRACTS. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500(R) Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price.
Financial  futures  contracts  may  be  satisfied  by  actual  delivery  of  the securities
or, more typically, by entering into a transaction that offsets the financial futures contract. The Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, the Fund may be required to sell off assets it would not otherwise liquidate. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's Adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of the value of its net assets in futures contracts.

      HEDGING INVESTMENTS. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

      INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

      INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies (including exchange-traded funds) to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

      The Fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds are not regulated by the SEC like registered funds. Investments in unregistered funds may be difficult to sell, which could cause the Fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

      LENDING OF FUND SECURITIES. The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund's total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund's share of income from the loan collateral will be included in its gross investment income.

      Securities lending would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be marked to market daily.

      OPTIONS ON FUTURES. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500(R) and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

      The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

      Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

      There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The Fund does not presently intend to invest more than 5% of its net assets in options on futures.

      PORTFOLIO TURNOVER. Investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

      The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

      The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. It is expected that the Fund's portfolio turnover will range between 50% to 75%. The portfolio turnover rate of the Fund for the fiscal year ended August 31, 2005 was 68.87%, which was within the Fund's expected range.

      REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition.

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund's net assets.

      RULE 144A SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities that are illiquid and may be difficult to value. The Fund may purchase securities which are not registered under the 1933 Act, but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

      TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

      U.S. GOVERNMENT OBLIGATIONS. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S.
government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

      The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

      The Company has adopted the following fundamental investment limitations, which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2. Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

4. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

7. Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities);

8. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations; or

9. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. government obligations.

      (For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

      The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

      Except as required by the 1940 Act with respect to the borrowing of money and the limitation on illiquid holdings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

      Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless permitted under the 1940 Act.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund's portfolio securities. The policies relating to the disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public, ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund's portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and GCom(2)Solutions, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. The Company currently discloses the Fund's portfolio holdings information to Morningstar every forty-five days, the next business day after the date of the information to Bloomberg LP every forty-five days, the next business day after the date of the information and to Lipper monthly, the next business day after the date of the information. A designated officer of the Adviser must authorize the disclosure of the Fund's portfolio holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company at its next quarterly board meeting.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                               TERM OF                                                    IN FUND          OTHER
                               POSITION(S)   OFFICE AND                                                   COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH     LENGTH OF               PRINCIPAL OCCUPATION(S)            OVERSEEN BY       HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS               DIRECTOR *       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                Director      1988 to      Since 1969, Director and Vice Chairman,          17         Director,
Comcast Corporation                            present      Comcast Corporation (cable television and                   Comcast
1500 Market Street,                                         communications); Director, NDS Group PLC                    Corporation
35th Floor                                                  (provider of systems and applications for
Philadelphia, PA 19102                                      digital pay TV).
DOB:  7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                 Director      1988 to      Since 2000, Vice President, Fox Chase            17         None
Fox Chase Cancer Center                        present      Cancer Center (biomedical research and
333 Cottman Avenue                                          medical care); prior to 2000, Executive
Philadelphia, PA 19111                                      Vice President, Fox Chase Cancer Center.
DOB:  12/06/35

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                               TERM OF                                                    IN FUND          OTHER
                               POSITION(S)   OFFICE AND                                                   COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH     LENGTH OF               PRINCIPAL OCCUPATION(S)            OVERSEEN BY       HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS               DIRECTOR *       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman               Director      1991 to      Since December 2000, Director, Gabelli           17         None
106 Pierrepont Street                          present      Group Capital Partners, L.P. (an
Brooklyn, NY  11201                                         investment partnership); Chief Operating
DOB: 5/21/48                                                Officer and member of the Board of
                                                            Directors of Outercurve Technologies
                                                            (wireless enabling services) until April
                                                            2001; Chief Operating Officer and member
                                                            of the Executive Operating Committee of
                                                            Warburg Pincus Asset Management, Inc.;
                                                            Executive Officer and Director of Credit
                                                            Suisse Asset Management Securities, Inc.
                                                            (formerly Counsellors Securities, Inc.)
                                                            and Director/Trustee of various investment
                                                            companies advised by Warburg Pincus Asset
                                                            Management, Inc. until September 15, 1999;
                                                            Prior to 1997, Managing Director of
                                                            Warburg Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg              Director      1991 to      Since 1974, Chairman, Director and               17       Director,
Moyco Technologies, Inc.                       present      President, Moyco Technologies, Inc.                       Moyco
200 Commerce Drive                                          (manufacturer of precision coated and                     Technologies,
Montgomeryville, PA  18936                                  industrial abrasives).  Since 1999,                       Inc.
DOB: 3/24/34                                                Director, Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                 Director      1991 to      Since July 2002, Senior Vice President and       17       Director,
Oppenheimer & Company, Inc.                    present      prior thereto, Executive Vice President of                Kensington
200 Park Avenue                                             Oppenheimer & Co., Inc., formerly                         Funds
New York, NY 10166                                          Fahnestock & Co., Inc. (a registered
DOB: 4/16/38                                                broker-dealer).  Since November 2004,
                                                            Director of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                               TERM OF                                                    IN FUND          OTHER
                               POSITION(S)   OFFICE AND                                                   COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH     LENGTH OF               PRINCIPAL OCCUPATION(S)            OVERSEEN BY       HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS               DIRECTOR *       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall               Director      2002 to      Director of PFPC Inc. from January 1987 to       17       Director,
400 Bellevue Parkway                           present      April 2002, Chairman and Chief Executive                  Cornerstone
Wilmington, DE 19809                                        Officer of PFPC Inc. until April 2002,                    Bank
DOB: 9/25/38                                                Executive Vice President of PNC Bank,
                                                            National Association from October 1981 to
                                                            April 2002, Director of PFPC International
                                                            Ltd. (financial services) from August 1993
                                                            to April 2002, Director of PFPC
                                                            International (Cayman) Ltd. (financial
                                                            services) from September 1996 to April
                                                            2002; Governor of the Investment Company
                                                            Institute (investment company industry
                                                            trade organization) from July 1996 to
                                                            January 2002; Director of PNC Asset
                                                            Management, Inc. (investment advisory)
                                                            from September 1994 to March 1998;
                                                            Director of PNC National Bank from October
                                                            1995 to November 1997; Director of Haydon
                                                            Bolts, Inc. (bolt manufacturer) and
                                                            Parkway Real Estate Company (subsidiary of
                                                            Haydon Bolts, Inc.) since 1984; and
                                                            Director of Cornerstone Bank since March
                                                            2004.
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                 President       1991 to     Certified Public Accountant;  Vice Chairman      N/A            N/A
400 Bellevue Parkway               and        present and   of the  Board,  Fox  Chase  Cancer  Center;
4th Floor                       Treasurer       1988 to     Trustee Emeritus,  Pennsylvania  School for
Wilmington, DE  19809                           present     the  Deaf;  Trustee  Emeritus,   Immaculata
DOB: 6/29/24                                                University;  President  or  Vice  President
                                                            and   Treasurer   of   various   investment
                                                            companies  advised by  subsidiaries  of PNC
                                                            Bank  Corp.  from  1981 to  1997;  Managing
                                                            General  Partner,   President  since  2002,
                                                            Treasurer  since 1981 and Chief  Compliance
                                                            Officer  since  September  2004 of Chestnut
                                                            Street  Exchange  Fund;   Director  of  the
                                                            Bradford Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                   Secretary       2004 to     Since 2003,  Vice  President  and Associate      N/A            N/A
301 Bellevue Parkway                            present     Counsel,   PFPC  Inc.  (financial  services
2nd Floor                                                   company);   Associate,   Stradley,   Ronon,
Wilmington, DE  19809                                       Stevens & Young,  LLC (law  firm) from 2001
DOB: 5/19/74                                                to 2003.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                               TERM OF                                                    IN FUND          OTHER
                               POSITION(S)   OFFICE AND                                                   COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH     LENGTH OF               PRINCIPAL OCCUPATION(S)            OVERSEEN BY       HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS               DIRECTOR *       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA      Chief       Since 2004    President,  Vigilant  Compliance  Services,      N/A            N/A
Vigilant Compliance             Compliance                  LLC since 2004; Senior Legal Counsel,  PFPC
Services, LLC                    Officer                    Inc.   from  2002  to  2004;   Chief  Legal
186 Dundee Drive, Suite 700                                 Counsel,  Corviant Corporation  (Investment
Williamstown, NJ  08094                                     Adviser,    Broker-Dealer    and    Service
DOB: 12/25/62                                               Provider   to   Investment   Advisers   and
                                                            Separate  Accountant  Providers)  from 2001
                                                            to 2002; Partner,  Pepper Hamilton LLP (law
                                                            firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

(1) Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT  COMMITTEE.  The  Board  has an Audit  Committee  comprised  only of
Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened seven times during the fiscal year ended August 31, 2005.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2005.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2005.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                             SECURITIES IN ALL REGISTERED
                                                                                           INVESTMENT COMPANIES OVERSEEN BY
                                                                                             DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                  INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
                                                   DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                                      NONE                                              NONE

-------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                                 $10,000-$50,001                                     Over $100,000

-------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                                     NONE                                          Over $100,000

-------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                                    NONE                                              NONE

-------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                                     NONE                                              NONE

-------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                                       NONE                                          Over $100,000

-------------------------------------------------------------------------------------------------------------------------------

DIRECTORS' AND OFFICERS' COMPENSATION

      The Company pays each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,600 per year for his services in this capacity. Directors are reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2005, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

                                                                                                   TOTAL
                                                          PENSION OR                               COMPENSATION
                                                          RETIREMENT            ESTIMATED          FROM FUND AND
                                       AGGREGATE          BENEFITS ACCRUED      ANNUAL             FUND COMPLEX
                                       COMPENSATION       AS PART OF            BENEFITS UPON      PAID TO DIRECTORS
NAME OF DIRECTOR/OFFICER               FROM REGISTRANT    FUND EXPENSES         RETIREMENT         OR OFFICERS
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director               $28,750                N/A                  N/A               $28,750

Francis J. McKay, Director                $32,875                N/A                  N/A               $32,875

Arnold M. Reichman, Director              $27,375                N/A                  N/A               $27,375

Marvin E. Sternberg, Director             $32,875                N/A                  N/A               $32,875

------------------------------------------------------------------------------ ----------------------------------------
INTERESTED DIRECTORS:

J. Richard  Carnall,  Director and
Chairman                                  $33,975                N/A                  N/A               $33,975

Robert Sablowsky, Director                $27,375                N/A                  N/A               $27,375

                                                          PENSION OR
                                                          RETIREMENT                              TOTAL COMPENSATION
                                     AGGREGATE            BENEFITS ACCRUED     ESTIMATED ANNUAL   FROM FUND AND FUND
                                     COMPENSATION FROM    AS PART OF FUND      BENEFITS UPON      COMPLEX PAID TO
NAME OF DIRECTOR                     REGISTRANT           EXPENSES             RETIREMENT         DIRECTOR OR OFFICER
------------------------------------------------------------------------------------------------------------------------
OFFICERS:
Salvatore Faia, Esquire, CPA
Chief Compliance Officer                  $203,374                N/A                 N/A               $203,374
------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                            $36,300              $3,630                N/A                $39,930
President and Treasurer
------------------------------------------------------------------------------------------------------------------------

      As of December 31, 2004, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund's investments and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-520-3277 and by visiting the SEC website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2005, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

-----------------------------------------------------------------------------------------------------------
                                                                                   NUMBER AND PERCENTAGE
                                                                                   OF SHARES OWNED AS OF
                                                                                     NOVEMBER 30TH, 2005
                                                                                   *(PERCENTAGE OF SHARES
                                                                                     OWNED ROUNDED TO THE
                                                                                         NEAREST WHOLE
         NAME OF FUND             SHAREHOLDER NAME AND ADDRESS                            PERCENTAGE)
         ------------             ----------------------------                            -----------
-----------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund   CHARLES SCHWAB & CO INC
                                 SPECIAL CUST A/C FOR BENE OF CUST                450,335.761           20%
                                 ATTN MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122
-----------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund   URSINUS COLLEGE ENDOWMENT FUND
                                 ATT MARY MULHOLLAND
                                 P O BOX 1000                                     389,838.634           18%
                                 COLLEGEVILLE PA 19426-1000
-----------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund   JOHN FREDERIC LYNESS
                                 SUMMIT NJ 07901-2012                             133,791.778            6%
-----------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund   PFPC TRUST COMPANY CUST FBO
                                 ARNOLD C SCHNEIDER III
                                 SEP IRA                                          122,406.921            6%
                                 826 TURNBRIDGE RD
                                 WAYNE PA 19087-2070
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                    NUMBER AND PERCENTAGE
                                                                                    OF SHARES OWNED AS OF
                                                                                      NOVEMBER 30TH, 2005
                                                                                    *(PERCENTAGE OF SHARES
                                                                                      OWNED ROUNDED TO THE
                                                                                          NEAREST WHOLE
         NAME OF FUND             SHAREHOLDER NAME AND ADDRESS                             PERCENTAGE)
         ------------             ----------------------------                             -----------
-----------------------------------------------------------------------------------------------------------
Schneider Small Cap Value Fund   SCM RETIREMENT PLAN
                                 PROFIT SHARING PLAN                              119,892.643            5%
                                 460 E SWEDESFORD RD STE 1080
                                 WAYNE PA 19087-1801
-----------------------------------------------------------------------------------------------------------

      As of November 30, 2005, Directors and officers as a group owned 2.10% of the Robeco Boston Partners Mid Cap Value Fund - Investor Class, 1.63% of the Robeco Boston Partners Long/Short Equity Fund - Institutional Class, 1.89% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      ADVISORY AGREEMENT. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated September 1, 1998 (the "Advisory Agreement").

      The Adviser is a Pennsylvania corporation controlled by its majority shareholder, Arnold C. Schneider, III. The Adviser has been managing assets for institutional accounts since 1996. The Adviser currently acts as investment adviser for the Schneider Small Cap Value Fund, also an investment portfolio of the Company, and as investment sub-adviser for five other investment companies registered under the 1940 Act including: Russell Group of Funds - Russell U.S. Equity Fund; Liberty All-Star Equity Fund; Frank Russell Diversified Equity Fund; Frank Russell Equity Fund and Frank Russell Sovereign - US Equity Pool. As of September 30, 2005, the Adviser managed approximately $4.3 billion in assets. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      The Adviser is an active, equity value manager that believes a disciplined fundamental approach can consistently add value in a market that has shown to be extremely efficient with current data, but less so with future events. The Adviser is research intensive and focuses on new ideas, believing that the market is slow to react to change, particularly where out-of-favor stocks are concerned. The Adviser strives to act on them as soon as possible to generate above-average returns.

      The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company's Board of Directors and in accordance with the Fund's stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.00% of the Fund's average daily net assets. Until

December 31, 2006, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Fund of 1.10%. There can be no assurance that the Adviser will continue such waiver thereafter.

      The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a Fund include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses;
(e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions;
(p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the portfolio.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.


APPROVAL OF ADVISORY CONTRACTS

      Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors approval of the continuation of each Fund's investment advisory agreement may be reviewed in the Fund(s)' annual report to shareholder dated August 31, 2005, which ma be obtained by calling (888) 520-3277 or visiting the SEC's website at www.sec.gov .

      The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

         ---------------------------------------------------------------------------------------------------
                                             ADVISORY FEES
                                          (AFTER WAIVERS AND
                                            REIMBURSEMENTS)            WAIVERS            REIMBURSEMENTS
         ---------------------------------------------------------------------------------------------------
         For the fiscal year ended             $279,446                $242,245                 $0
         August 31, 2005
         ---------------------------------------------------------------------------------------------------
         For the fiscal year ended             $255,321                $255,626                 $0
         August 31, 2004
         ---------------------------------------------------------------------------------------------------
         For the fiscal year ended             $159,325                $243,385                 $0
         August 31, 2003
         ---------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION.

      Mr. Schneider's compensation consists of a salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

      OTHER ACCOUNTS. The table below discloses accounts other than the Fund for which the portfolio manager is jointly and primarily responsible for the day-to-day portfolio management, as of the Fund's most recently completed fiscal year ended August 31, 2005.

                                                                                                                 TOTAL ASSETS
                                                                                            # OF ACCOUNTS       THAT ADVISORY
 NAME OF PORTFOLIO                                     TOTAL                                 MANAGED THAT        FEE BASED ON
   MANAGER OR TEAM                                 # OF ACCOUNTS         TOTAL ASSETS     ADVISORY FEE BASED      PERFORMANCE
       MEMBER              TYPE OF ACCOUNTS            MANAGED             (000'S)          ON PERFORMANCE          (000'S)
       ------              ----------------            -------             -------          --------------          -------
Arnold C. Schneider III   Registered Investment            7                $736,000             0                   $0
                          Companies:
                          Other Pooled Investment          7                $655,000             0                   $0
                          Vehicles:
                          Other Accounts:                 42              $2,892,000             0                   $0

      Schneider Capital Management is under common control with Turnbridge Management Partners, the general partner to a private investment fund. Schneider Capital Management manages the portfolio of the private investment fund.

      Certain investment opportunities may be suitable for or consistent with the strategy or investment objective of only one or a limited number of client accounts. In those cases, it is possible that particular securities acquisitions will be considered and allocated to one or a limited number of accounts under management.

      SECURITIES OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of August 31, 2005:

                                           DOLLAR ($) VALUE OF FUND SHARES
         PORTFOLIO MANAGER                        BENEFICIALLY OWNED
         -----------------                        ------------------

A. Schneider III                                    over $1,000,000

      CUSTODIAN AGREEMENT. PFPC Trust Company (the "PFPC Trust") with offices at 8800 Tinicum Blvd, Suite 200, Philadelphia, Pennsylvania 19153, serves as the custodian of the Fund's assets pursuant to a custodian agreement between PFPC Trust and the Company dated August 16, 1998 and supplemented for the Fund on September 1, 1998 (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund
(b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a monthly fee equal to an annual rate of 0.015% of the Fund's average daily gross assets, subject to a minimum monthly fee of $1,000, excluding transaction charges and out-of-pocket expenses.

      TRANSFER AGENCY  AGREEMENT.  PFPC, with corporate  offices at 301 Bellevue
Parkway, Wilmington, Delaware 19809 serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 15, 1991 as supplemented (collectively, the "Transfer Agency Agreement"). PFPC (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee at the annual rate of $10 per account for the Fund, subject to a minimum fee of $2,000 per fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

      DISTRIBUTION AGREEMENT. PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated as of January 2, 2001 (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the Fund's shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund.

      PFPC Distributors provides certain administrative services to the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement dated January 2, 2001. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee for the previous month calculated at the annual rate of .15% of the Fund's average daily net assets. PFPC Distributors is currently waiving fees in excess of 0.02% of the Fund's average daily net assets.

      The administrative services fees, including waivers and reimbursements for the past three fiscal years are as follows:

         ----------------------------------------------------------------------------------------------------
                                           ADMINISTRATIVE SERVICES
                                                  FEES PAID               WAIVERS          REIMBURSEMENTS
         ----------------------------------------------------------------------------------------------------
         For the fiscal year ended                 $10,434                $67,820                $0
         August 31, 2005
         ----------------------------------------------------------------------------------------------------
         For the fiscal year ended                 $10,219                $66,423                $0
         August 31, 2004
         ----------------------------------------------------------------------------------------------------
         For the fiscal year ended                  $8,055                $52,352                $0
         August 31, 2003
         ----------------------------------------------------------------------------------------------------

      ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. PFPC serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated September 1, 1998 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to, among other things, prepare and file (or assist in the preparation of) certain reports with the SEC and other regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum monthly fee of $8,333.

      The administration fees, including waivers and reimbursements for the past three fiscal years are as follows:

         ----------------------------------------------------------------------------------------------------
                                         ADMINISTRATION FEES
                                                 PAID
                                           (AFTER WAIVERS)             WAIVERS            REIMBURSEMENTS
         ----------------------------------------------------------------------------------------------------
         For the fiscal year ended             $99,527                 $7,000                   $0
         August 31, 2005
         ----------------------------------------------------------------------------------------------------
         For the fiscal year ended             $98,302                 $7,000                   $0
         August 31, 2004
         ----------------------------------------------------------------------------------------------------
         For the fiscal year ended             $96,970                 $7,037                   $0
         August 31, 2003
         ----------------------------------------------------------------------------------------------------

      The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Company's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

      The regulatory administration fees, including waivers and reimbursements for the fiscal years ended August 31, 2005, August 31, 2004 and for the fiscal period from June 1, 2003 through August 31, 2003 are as follows:

----------------------------------------------------------------------------------------------------
                                       REGULATORY
                                  ADMINISTRATION FEES          WAIVERS           REIMBURSEMENTS
----------------------------------------------------------------------------------------------------
For the fiscal year ended                $8,341                  $0                    $0
August 31, 2005
----------------------------------------------------------------------------------------------------
For the fiscal year ended                $8,484                  $0                    $0
August 31, 2004
----------------------------------------------------------------------------------------------------
For the fiscal period                    $2,189                  $0                    $0
June 1, 2003 through August
31, 2003
----------------------------------------------------------------------------------------------------

                                FUND TRANSACTIONS

      Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

      The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. For the fiscal year ended August 31, 2005, the Fund paid $54,291 in aggregate commissions to brokers on account of research services.

      The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio's participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

      The Fund paid brokerage commissions as follows:

       -----------------------------------------------------------------------
                                                            BROKERAGE
                                                        COMMISSIONS PAID
                                                        ----------------
       -----------------------------------------------------------------------
       For the fiscal year ended August 31, 2005             $212,362
       -----------------------------------------------------------------------
       For the fiscal year ended August 31, 2004             $293,302
       -----------------------------------------------------------------------
       For the fiscal year ended August 31, 2003             $266,185
       -----------------------------------------------------------------------

      The increase in brokerage commissions over the last fiscal year was a result of the increase and subsequent decrease of Fund assets.

      The Fund expects that its annual portfolio turnover rate will not exceed 75%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year.

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days (defined below) of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                              VALUATION OF SHARES

      Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:

                      Value of Assets Attributable to a Class
          NAV  =    - VALUE OF LIABILITIES ATTRIBUTABLE TO THE SAME CLASS
                      ---------------------------------------------------
                      Number of Outstanding Shares of the Class

      The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

      Securities which are listed on stock exchanges are valued at the last reported sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and ask price available prior to valuation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the closing or last reported sale price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time). Securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and ask price available prior to valuation. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value a Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee as determined by procedures adopted by the Board of Directors.

      Subject to the approval of the Company's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Fair Market Value Committee under the direction of the Company's Board of Directors.

                                      TAXES

      The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of  investing  in stock or  securities,  or options  and  futures  with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes with respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

      Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.473 billion shares have been classified into 103 classes as shown in the table below, however, the Company only has 24 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                      NUMBER OF                                                   NUMBER OF
                                      AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK               (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
A (Growth & Income)                   100                     BBB                                 100
B                                     100                     CCC                                 100
C (Balanced)                          100                     DDD (Robeco Boston Partners
                                                              Institutional Small Cap Value       100
                                                              Fund II)
D  (Tax-Free)                         100                     EEE (Robeco Boston Partners
                                                              Investors Small Cap Value Fund II)  100
E (Money)                             500                     FFF                                 100
F (Municipal Money)                   500                     GGG                                 100
G (Money)                             500                     HHH                                 100
H (Municipal Money)                   500                     III (Robeco Boston Partners
                                                              Long/Short Equity-Institutional     100
                                                              Class)
I (Sansom Money)                      1,500                   JJJ (Robeco Boston Partners
                                                              Long/Short Equity-Investor Class)   100
J (Sansom Municipal Money)            500                     KKK (Robeco Boston Partners Funds)  100
K (Sansom Government Money)           500                     LLL (Robeco Boston Partners Funds)  100
L (Bedford Money)                     1,500                   MMM (n/i numeric Small Cap Value)   100
M (Bedford Municipal Money)           500                     NNN (Bogle Investment Management
                                                              Small Cap Growth - Institutional    100
                                                              Class)
N (Bedford Government Money)          500                     OOO (Bogle Investment Management
                                                              Small Cap Growth - Investor Class)  100
O (Bedford N.Y. Money)                500                     PPP (Schneider Value Fund)          100
P (RBB Government)                    100                     QQQ (Institutional Liquidity Fund   2,500
                                                              for Credit Unions)
Q                                     100                     RRR (Liquidity Fund for Credit      2,500
                                                              Unions)
R (Municipal Money)                   500                     SSS (Robeco WPG Core Bond Fund -    100
                                                              Retirement Class)
S (Government Money)                  500                     TTT (Robeco WPG Core Bond Fund -    50
                                                              Institutional Class)
T                                     500                     UUU (Robeco WPG Tudor Fund -        50
                                                              Institutional Fund)
U                                     500                     VVV (Robeco WPG Large Cap Growth    50
                                                              Fund - Institutional Class)
V                                     500                     WWW (Senbanc Fund)                  50
W                                     100                     XXX (Robeco WPG Core Bond Fund -    100
                                                              Investor Class)
X                                     50                      Select (Money)                      700
Y                                     50                      Beta 2 (Municipal Money)            1
Z                                     50                      Beta 3 (Government Money)           1
AA                                    50                      Beta 4 (N.Y. Money)                 1
BB                                    50                      Principal Class (Money)             700
CC                                    50                      Gamma 2 (Municipal Money)           1

                                      NUMBER OF                                                   NUMBER OF
                                      AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                 (MILLIONS)              CLASS OF COMMON STOCK               (MILLIONS)
----------------------------------------------------------    --------------------------------------------------------
DD                                    100                     Gamma 3 (Government Money)          1
EE                                    100                     Gamma 4 (N.Y. Money)                1
FF (n/i numeric Emerging Growth)      50                      Bear Stearns Money                  2,500
GG (n/i numeric Growth)               50                      Bear Stearns Municipal Money        1,500
HH (n/i numeric Mid Cap)              50                      Bear Stearns Government Money       1,000
II (Baker 500 Growth Fund)            100                     Delta 4 (N.Y. Money)                1
JJ (Baker 500 Growth Fund)            100                     Epsilon 1 (Money)                   1
KK                                    100                     Epsilon 2 (Municipal Money)         1
LL                                    100                     Epsilon 3 (Government Money)        1
MM                                    100                     Epsilon 4 (N.Y. Money)              1
NN                                    100                     Zeta 1 (Money)                      1
OO                                    100                     Zeta 2 (Municipal Money)            1
PP                                    100                     Zeta 3 (Government Money)           1
QQ (Robeco Boston Partners                                    Zeta 4 (N.Y. Money)                 1
Institutional Large Cap)              100
RR (Robeco Boston Partners                                    Eta 1 (Money)                       1
Investors Large Cap)                  100
SS (Robeco Boston Partners Adviser                            Eta 2 (Municipal Money)             1
Large Cap)                            100
TT (Robeco Boston Partners                                    Eta 3 (Government Money)            1
Investors Mid Cap)                    100
UU (Robeco Boston Partners                                    Eta 4 (N.Y. Money)                  1
Institutional Mid Cap)                100
VV (Robeco Boston Partners                                    Theta 1 (Money)                     1
Institutional All Cap Value)          100
WW (Robeco Boston Partners                                    Theta 2 (Municipal Money)           1
Investors All Cap Value)              100
YY (Schneider Capital Small Cap                               Theta 3 (Government Money)          1
Value)                                100
ZZ                                    100                     Theta 4 (N.Y. Money)                1
AAA                                   100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Hilliard Lyons Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.

      Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even if a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Holders of shares of the Fund will vote in the aggregate on all matters. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and factional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of the Fund means, with respect to the approval of the Advisory Agreement, Distribution Plan or a change in the Fund's investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the

Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

                                  MISCELLANEOUS

      COUNSEL.  The law firm of Drinker  Biddle & Reath LLP,  One Logan  Square,
18th  &  Cherry  Streets,   Philadelphia,   Pennsylvania  19103-6996  serves  as
independent counsel to the Company and the Disinterested Directors.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2005 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

      "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

      "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

      "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

      "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

      WITHDRAWN:   A  rating  is  withdrawn  when  Fitch  deems  the  amount  of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

      (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                             PROXY POLICY STATEMENT

                                  INTRODUCTION

                               STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made "solely in the best interest of the client's plan participants and beneficiaries."

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation's affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM's voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

                             CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client's investment. SCM gives special consideration to "out of the ordinary" matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

                              CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

I.    CORPORATE GOVERNANCE:

      A.    BOARD OF DIRECTORS:

            A company's board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM's guidelines are as follows:

            1. ELECTION OF DIRECTORS: While SCM normally votes for the board's nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

            2. INDEPENDENT DIRECTORS: In SCM's opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director's loyalty to the shareholders.

            3. CUMULATIVE VOTING: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

            4. CLASSIFIED BOARD: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM's opinion, a classified board serves to entrench management and limit shareholders' ability to effect favorable change. Consequently, SCM generally opposes classified boards.

            5. DIRECTOR LIABILITY AND INDEMNIFICATION: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors' liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

            6. DIRECTOR COMPENSATION: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors' compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company's access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

            7. GENERAL: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

      B. CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of "blank check" preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients' common stock ownership.

            1. INCREASE AUTHORIZED COMMON STOCK: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

            2. AUTHORIZE BLANK CHECK PREFERRED STOCK: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. "Blank check" preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

            3. AUTHORIZE CONVERTIBLE STOCK: SCM would review the rationale on a case-by-case basis taking into account the company's current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is "blank check" in nature, where the company's rationale is unclear, and where the request appears to blunt possible takeover attempts.

      C. SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

            1. CONFIDENTIAL VOTING should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

            2. MULTIPLE CLASSES OF COMMON STOCK with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

            3. SUPER-MAJORITY rules or requirements which interfere with the shareholder's right to elect directors and ratify corporate actions should be opposed.

            4. CHANGES IN CORPORATION'S DOMICILE should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

            5. CHANGE OF CONTROL occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

            6. FAIR PRICE PROVISIONS and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

            7. PRE-EMPTIVE RIGHTS allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM's analysis concludes such rights have value to the shareholders.

            8. "ANTI-TAKEOVER" measures should be submitted for shareholder approval. SCM is generally against such measures.

            9. BUNDLED PROPOSALS: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

            10. SPECIAL MEETINGS of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

      D. EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound "pay for performance" plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

            1. INCENTIVE PLANS should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

            2. STOCK/STOCK OPTION PLANS: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

            3. GOLDEN PARACHUTES should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

      E. ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to "approve any other business that properly comes before the meeting." As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

            1.    Appointment of Auditors

            2.    Corporate Name and/or Ticker Change

            3.    Approval of Articles of Incorporation

            4.    Changes to the Articles of Incorporation

            5.    Changes in the Date, Time and/or Location of Annual Meeting

            6.    Stock Splits

            7.    Acceptance of Director's Report

            8.    Approval of Corporate Dividend

II. SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

                        DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

                                    REPORTING

In order to facilitate a client's monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

                              SCHNEIDER VALUE FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2005

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares (the "Shares") representing interests in the Schneider Value Fund (the "Fund") of The RBB Fund, Inc. (the "Company"). This SAI is not a prospectus, and should be read only in conjunction with the Fund's Prospectus, dated December 31, 2005 (the "Prospectus"). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (888) 520-3277. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION................................................1

INVESTMENT STRATEGIES..........................................................1

FUNDAMENTAL INVESTMENT LIMITATIONS.............................................8

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................10

MANAGEMENT OF THE COMPANY.....................................................11

CODE OF ETHICS................................................................16

PROXY VOTING..................................................................16

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................17

INVESTMENT ADVISORY AND OTHER SERVICES........................................18

FUND TRANSACTIONS.............................................................24

PURCHASE AND REDEMPTION INFORMATION...........................................25

TELEPHONE TRANSACTION PROCEDURES..............................................26

VALUATION OF SHARES...........................................................26

TAXES.........................................................................27

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES..............................28

MISCELLANEOUS.................................................................32

FINANCIAL STATEMENTS..........................................................32

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                         FUND HISTORY AND CLASSIFICATION

      The Company is an open-end management investment company currently operating or proposing to operate nineteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940 (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by a Prospectus.

                              INVESTMENT STRATEGIES

      The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

      The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have a market capitalization of $1 billion or greater and which Schneider Capital Management (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

      Under normal circumstances, at least 65% of the Fund's net assets (including borrowings for investment purposes) will be invested in companies with capitalizations as described above. The Adviser examines various factors in determining the value characteristics of such companies including price-to-book value ratios and price-to-earnings ratios.

      The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Fund's Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund's investment policies and limitations.

ADDITIONAL INFORMATION ON FUND INVESTMENTS

      BANK AND CORPORATE OBLIGATIONS. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

      The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor's ("S&P") or Moody's Investors, Inc. ("Moody's")(or which, if unrated, are determined by the Adviser to be of comparable quality).

Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix "A" to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

      COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Adviser, issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These rating categories are described in Appendix "A" to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund's Adviser pursuant to guidelines approved by the Company's Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

      FOREIGN SECURITIES. The Fund may invest in foreign securities, either directly or indirectly through American Depositary Receipts and European Depositary Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. These factors could interfere with the Adviser's ability to sell the securities.

      Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value ("NAV") of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

      FUTURES CONTRACTS. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500(R) Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price.
Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into a transaction that offsets the financial futures contract. The Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, the Fund may be required to sell off assets it would not otherwise liquidate. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund's investment adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of the value of its net assets in futures contracts.

      HEDGING INVESTMENTS. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

      INDEXED SECURITIES. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

      INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies (including exchange-traded funds) to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

      The Fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds are not regulated by the SEC like registered funds. Investments in unregistered funds may be difficult to sell, which could cause the Fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

      LENDING OF FUND SECURITIES. The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund's total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund's share of income from the loan collateral will be included in its gross investment income.

      Securities lending would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund's securities will be marked to market daily.

      OPTIONS ON FUTURES. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500(R) Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

      The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

      Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

      There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The Fund does not presently intend to invest more than 5% of its net assets in options on futures.

      PORTFOLIO TURNOVER. Investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

      The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

      The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. It is expected that the Fund's portfolio turnover will range between 50% to 75%. The portfolio turnover rate of the Fund for the fiscal year ended August 31, 2005 was 76.66%, which slightly exceeded the Fund's expected range.

      REPURCHASE AGREEMENTS. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition.

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund's custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities. The Fund may also enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund's net assets.

      RULE 144A SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities that are illiquid and may be difficult to value. The Fund may purchase securities which are not registered under the 1933 Act, as amended, but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

      TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

      U.S. GOVERNMENT OBLIGATIONS. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S.
government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

      The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

      The Company has adopted the following fundamental investment limitations, which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2. Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3. Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

4. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

5. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

6. Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities);

7. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations; or

8. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any single industry, provided that there is no limitation with respect to investments in U.S. government obligations.

      (For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

      The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

      Except as required by the 1940 Act with respect to the borrowing of money and the limitation on illiquid holdings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

      Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund's portfolio securities. The policies relating to the disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and GCom(2)Solutions, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. The

Company currently discloses the Fund's portfolio holdings information to Morningstar every forty-five days, the next business day after the date of the information, and to Bloomberg LP every forty-five days, the next business day after the date of the information. A designated officer of the Adviser must authorize the disclosure of the Fund's portfolio holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly board meeting.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                               TERM OF                                                    IN FUND         OTHER
                               POSITION(S)    OFFICE AND                                                  COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH   AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                Director      1988 to      Since 1969, Director and Vice Chairman,          17       Director,
Comcast Corporation                            present      Comcast Corporation (cable television and                 Comcast
1500 Market Street,                                         communications); Director, NDS Group PLC                  Corporation
35th Floor                                                  (provider of systems and applications for
Philadelphia, PA 19102                                      digital pay TV).
DOB:7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                 Director      1988 to      Since 2000, Vice President, Fox Chase            17       None
Fox Chase Cancer Center                        present      Cancer Center (biomedical research and
333 Cottman Avenue                                          medical care); prior to 2000, Executive
Philadelphia, PA 19111                                      Vice President, Fox Chase Cancer Center.
DOB:  12/06/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman               Director      1991 to      Since December 2000, Director, Gabelli           17       None
106 Pierrepont Street                          present      Group Capital Partners, L.P. (an
Brooklyn, NY  11201                                         investment partnership); Chief Operating
DOB: 5/21/48                                                Officer and member of the Board of
                                                            Directors of Outercurve Technologies
                                                            (wireless enabling services) until April
                                                            2001; Chief Operating Officer and member
                                                            of the Executive Operating Committee of
                                                            Warburg Pincus Asset Management, Inc.;
                                                            Executive Officer and Director of Credit
                                                            Suisse Asset Management Securities, Inc.
                                                            (formerly Counsellors Securities, Inc.)
                                                            and Director/Trustee of various investment
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                               TERM OF                                                    IN FUND         OTHER
                               POSITION(S)    OFFICE AND                                                  COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH   AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                            companies advised by Warburg Pincus Asset
                                                            Management, Inc. until September 15, 1999;
                                                            Prior to 1997, Managing Director of
                                                            Warburg Pincus Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg              Director      1991 to      Since 1974, Chairman, Director and               17       Director,
Moyco Technologies, Inc.                       present      President, Moyco Technologies, Inc.                       Moyco
200 Commerce Drive                                          (manufacturer of precision coated and                     Technologies,
Montgomeryville, PA  18936                                  industrial abrasives).  Since 1999,                       Inc.
DOB: 3/24/34                                                Director, Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                 Director      1991 to      Since July 2002, Senior Vice President and       17       Director,
Oppenheimer & Company, Inc.                    present      prior thereto, Executive Vice President of                Kensington
200 Park Avenue                                             Oppenheimer & Co., Inc., formerly                         Funds
New York, NY 10166                                          Fahnestock & Co., Inc. (a registered
DOB: 4/16/38                                                broker-dealer).  Since November 2004,
                                                            Director of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall               Director      2002 to      Director of PFPC Inc. from January 1987 to       17       Director,
400 Bellevue Parkway                           present      April 2002, Chairman and Chief Executive                  Cornerstone
Wilmington, DE 19809                                        Officer of PFPC Inc. until April 2002,                    Bank
DOB: 9/25/38                                                Executive Vice President of PNC Bank,
                                                            National Association from October 1981 to
                                                            April 2002, Director of PFPC International
                                                            Ltd. (financial services) from August 1993
                                                            to April 2002, Director of PFPC
                                                            International (Cayman) Ltd. (financial
                                                            services) from September 1996 to April
                                                            2002; Governor of the Investment Company
                                                            Institute (investment company industry
                                                            trade organization) from July 1996 to
                                                            January 2002; Director of PNC Asset
                                                            Management, Inc. (investment advisory)
                                                            from September 1994 to March 1998;
                                                            Director of PNC National Bank from October
                                                            1995 to November 1997; Director of Haydon
                                                            Bolts, Inc. (bolt manufacturer) and
                                                            Parkway Real Estate Company (subsidiary of
                                                            Haydon Bolts, Inc.) since 1984; and
                                                            Director of Cornerstone Bank since March
                                                            2004.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NUMBER OF
                                                                                                        PORTFOLIOS
                                               TERM OF                                                    IN FUND         OTHER
                               POSITION(S)    OFFICE AND                                                  COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH   AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN BY      HELD BY
        DATE OF BIRTH              FUND     TIME SERVED(1)              DURING PAST 5 YEARS              DIRECTOR *      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                 President       1991 to     Certified Public Accountant;  Vice Chairman      N/A            N/A
400 Bellevue Parkway               and        present and   of the  Board,  Fox  Chase  Cancer  Center;
4th Floor                       Treasurer       1988 to     Trustee Emeritus,  Pennsylvania  School for
Wilmington, DE  19809                           present     the  Deaf;  Trustee  Emeritus,   Immaculata
DOB: 6/29/24                                                University;  President  or  Vice  President
                                                            and   Treasurer   of   various   investment
                                                            companies  advised by  subsidiaries  of PNC
                                                            Bank  Corp.  from  1981 to  1997;  Managing
                                                            General  Partner,   President  since  2002,
                                                            Treasurer  since 1981 and Chief  Compliance
                                                            Officer  since  September  2004 of Chestnut
                                                            Street  Exchange  Fund;   Director  of  the
                                                            Bradford Funds, Inc. from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                   Secretary      2004 to      Since 2003,  Vice  President  and Associate      N/A            N/A
301 Bellevue Parkway                           present      Counsel,   PFPC  Inc.  (financial  services
2nd Floor                                                   company);   Associate,   Stradley,   Ronon,
Wilmington, DE  19809                                       Stevens & Young,  LLC (law  firm) from 2001
DOB: 5/19/74                                                to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA      Chief       Since 2004    President,  Vigilant  Compliance  Services,      N/A            N/A
Vigilant Compliance             Compliance                  LLC since 2004; Senior Legal Counsel,  PFPC
Services, LLC                    Officer                    Inc.   from  2002  to  2004;   Chief  Legal
186 Dundee Drive, Suite 700                                 Counsel,  Corviant Corporation  (Investment
Williamstown, NJ  08094                                     Adviser,    Broker-Dealer    and    Service
DOB: 12/25/62                                               Provider   to   Investment   Advisers   and
                                                            Separate  Accountant  Providers)  from 2001
                                                            to 2002; Partner,  Pepper Hamilton LLP (law
                                                            firm) from 1997 to 2001.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT  COMMITTEE.  The  Board  has an Audit  Committee  comprised  only of
Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened seven times during the fiscal year ended August 31, 2005.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2005.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2005.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

----------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL REGISTERED
                                                                            INVESTMENT COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF                          DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR          EQUITY SECURITIES IN THE FUND                       INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------
                                              DISINTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                          NONE                                           NONE

----------------------------------------------------------------------------------------------------------------
Francis J. McKay                           NONE                                       Over $100,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                                                           EQUITY SECURITIES IN ALL REGISTERED
                                                                            INVESTMENT COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF                          DIRECTOR WITHIN THE FAMILY OF
    NAME OF DIRECTOR          EQUITY SECURITIES IN THE FUND                       INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                         NONE                                       Over $100,000

----------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                        NONE                                           NONE

----------------------------------------------------------------------------------------------------------------
                                               INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------
J. Richard Carnall                         NONE                                           NONE

----------------------------------------------------------------------------------------------------------------
Robert Sablowsky                    $10,000 - $50,001                                 Over $100,000

----------------------------------------------------------------------------------------------------------------

DIRECTORS' AND OFFICERS' COMPENSATION

      The Company pays each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,600 per year for his services in this capacity. Directors are reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2005, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

                                                                                                   TOTAL
                                                          PENSION OR                               COMPENSATION
                                                          RETIREMENT            ESTIMATED          FROM FUND AND
                                       AGGREGATE          BENEFITS ACCRUED      ANNUAL             FUND COMPLEX
                                       COMPENSATION       AS PART OF            BENEFITS UPON      PAID TO DIRECTORS
NAME OF DIRECTOR/OFFICER               FROM REGISTRANT    FUND EXPENSES         RETIREMENT         OR OFFICERS
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director               $28,750                N/A                  N/A               $28,750

Francis J. McKay, Director                $32,875                N/A                  N/A               $32,875

Arnold M. Reichman, Director              $27,375                N/A                  N/A               $27,375

Marvin E. Sternberg, Director             $32,875                N/A                  N/A               $32,875

-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

J. Richard  Carnall, Director
and Chairman                              $33,975                N/A                  N/A               $33,975

Robert Sablowsky, Director                $27,375                N/A                  N/A               $27,375

                                                                                                   TOTAL
                                                          PENSION OR                               COMPENSATION
                                                          RETIREMENT            ESTIMATED          FROM FUND AND
                                       AGGREGATE          BENEFITS ACCRUED      ANNUAL             FUND COMPLEX
                                       COMPENSATION       AS PART OF            BENEFITS UPON      PAID TO DIRECTORS
NAME OF DIRECTOR/OFFICER               FROM REGISTRANT    FUND EXPENSES         RETIREMENT         OR OFFICERS
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA
Chief Compliance Officer                 $203,374                N/A                  N/A               $203,374
-----------------------------------------------------------------------------------------------------------------------
Edward J. Roach
President and Treasurer                   $36,300               $3,630                N/A               $39,930
-----------------------------------------------------------------------------------------------------------------------

      As of December 31, 2004, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund's investments and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-520-3277 and by visiting the SEC website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2005, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

---------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER AND PERCENTAGE
                                                                                    OF SHARES OWNED AS OF
                                                                                      NOVEMBER 30TH, 2005
                                                                                    *(PERCENTAGE OF SHARES
                                                                                      OWNED ROUNDED TO THE
                                                                                          NEAREST WHOLE
         NAME OF FUND             SHAREHOLDER NAME AND ADDRESS                             PERCENTAGE)
---------------------------------------------------------------------------------------------------------------
Schneider Value Fund           SEI PRIVATE TRUST COMPANY                              543,916.451          19%
                               C/O FRANKLIN STREET TRUST
                               ONE FREEDOM VALLEY DR
                               OAKS PA 19456
---------------------------------------------------------------------------------------------------------------
Schneider Value Fund           NATIONAL INVESTOR SERVICES
                               55 WATER STREET,32ND FLOOR
                               NEW YORK NY 10041                                      247,543.781           8%
                               NEW YORK NY 10041-0004
---------------------------------------------------------------------------------------------------------------
Schneider Value Fund           GLENN E BECKER, JOHN W REX
                               CHRISTOPHER J DAVIS TTEES
                               WILLIAM DEKRAFF TRUST
                               C/O GERMANTOWN ACADEMY ENDOWMENT                       194,269.019           7%
                               PO BOX 287
                               FORT WASHINGTON PA 19034
---------------------------------------------------------------------------------------------------------------
Schneider Value Fund           GREATER KANSAS CITY COMMUNITY FNDN
                               1055 BROADWAY ST STE 130                               167,711.414           6%
                               KANSAS CITY MO 64105-1595
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER AND PERCENTAGE
                                                                                    OF SHARES OWNED AS OF
                                                                                      NOVEMBER 30TH, 2005
                                                                                    *(PERCENTAGE OF SHARES
                                                                                      OWNED ROUNDED TO THE
                                                                                          NEAREST WHOLE
         NAME OF FUND             SHAREHOLDER NAME AND ADDRESS                             PERCENTAGE)
---------------------------------------------------------------------------------------------------------------
Schneider Value Fund           PAYNE & DOLAN INC RESTATED PSP                         133,524.186           5%
                               MICHAEL WICKLER & MARK E
                               FILMANOWICZ TTEES
                               PO BOX 781
                               WAUKESHA WI  53187
------------------------------------------------------------------------------- -------------------- -------------

      As of November 30, 2005, Directors and officers as a group owned 2.10% of the Robeco Boston Partners Mid Cap Value Fund - Investor Class, 1.63% of the Robeco Boston Partners Long/Short Equity Fund - Institutional Class, 1.89% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      ADVISORY AGREEMENT. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated August 1, 2002 (the "Advisory Agreement").

      The Adviser is a Pennsylvania corporation controlled by its majority shareholder, Arnold C. Schneider, III. The Adviser has been managing assets for institutional accounts since 1996. The Adviser currently acts as investment adviser for the Schneider Small Cap Value Fund, also an investment portfolio of the Company, and as investment sub-adviser for five other investment companies registered under the 1940 Act including: Russell Group of Funds - Russell U.S. Equity Fund; Liberty All-Star Equity Fund; Frank Russell Diversified Equity Fund; Frank Russell Equity Fund and Frank Russell Sovereign - US Equity Pool. As of September 30, 2005, the Adviser managed approximately $4.3 billion in assets. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      The Adviser is an active, equity value manager that believes a disciplined fundamental approach can consistently add value in a market that has shown to be extremely efficient with current data, but less so with future events. The Adviser is research intensive and focuses on new ideas, believing that the market is slow to react to change, particularly where out-of-favor stocks are concerned. The Adviser strives to act on them as soon as possible to generate above-average returns.

      The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company's Board of Directors and in accordance with the Fund's stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.70% of the Fund's average daily net assets. Until

December 31, 2006, the Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Fund of 0.85%. There can be no assurance that the Adviser will continue such waiver thereafter.

      The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses;
(e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions;
(p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the portfolio.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors approval of the continuation of each Fund's investment advisory agreement may be reviewed in the Fund(s)' annual report to shareholders dated August 31, 2005, which may be obtained by calling (888)520-3277 or visiting the SEC's website at www.sec.gov.

      The advisory fees, including waivers and reimbursements for the fiscal years ended August 2005, August 2004 and for the fiscal period September 30, 2002 through August 31, 2003 are as follows:

   ----------------------------------------------------------------------------------------------------
                                        ADVISORY FEES
                                      (AFTER WAIVERS AND
                                       REIMBURSEMENTS)             WAIVERS            REIMBURSEMENTS
   ----------------------------------------------------------------------------------------------------
   For the fiscal year ended               $168,025                $222,399                 $0
   August 31, 2005
   ----------------------------------------------------------------------------------------------------
   For the fiscal year ended                  $0                   $156,597              $16,214
   August 31, 2004
   ----------------------------------------------------------------------------------------------------
   For the fiscal period                      $0                   $36,721               $60,677
   September 30, 2002 through
   August 31, 2003
   ----------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

        DESCRIPTION OF COMPENSATION.

      Mr. Schneider's compensation consists of a salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

      OTHER ACCOUNTS. The table below discloses accounts other than the Fund for which the portfolio manager is jointly and primarily responsible for the day-to-day portfolio management, as of the Fund's most recently completed fiscal year ended August 31, 2005.

                                                                                                                 TOTAL ASSETS
                                                                                            # OF ACCOUNTS       THAT ADVISORY
 NAME OF PORTFOLIO                                     TOTAL                                 MANAGED THAT        FEE BASED ON
   MANAGER OR TEAM                                 # OF ACCOUNTS         TOTAL ASSETS     ADVISORY FEE BASED      PERFORMANCE
       MEMBER              TYPE OF ACCOUNTS            MANAGED             (000'S)          ON PERFORMANCE          (000'S)
       ------              ----------------            -------             -------          --------------          -------
Arnold C. Schneider III   Registered Investment            7               $736,000                0                   $0
                          Companies:
                          Other Pooled Investment          7               $655,000                0                   $0
                          Vehicles:
                          Other Accounts:                 42              $2,892,000               0                   $0

      Schneider Capital Management is under common control with Turnbridge Management Partners, the general partner to a private investment fund. Schneider Capital Management manages the portfolio of the private investment fund.

      Certain investment opportunities may be suitable for or consistent with the strategy or investment objective of only one or a limited number of client accounts. In those cases, it is possible that particular securities acquisitions will be considered and allocated to one or a limited number of accounts under management.

      SECURITIES OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of August 31, 2005:

                                           DOLLAR ($) VALUE OF FUND SHARES
         PORTFOLIO MANAGER                        BENEFICIALLY OWNED
         -----------------                        ------------------

A. Schneider III                                    over $1,000,000

      CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (the "Custodian") serves as the custodian of the Fund's assets pursuant to a custodian agreement between the Custodian and the Company dated August 16, 1988, as amended and supplemented (the "Custodian Agreement"). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a monthly fee equal to an annual rate of 0.015% of the Fund's average daily gross assets, subject to a minimum monthly fee of $1,000, excluding transaction charges and out-of-pocket expenses.

      PFPC, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Trust Company, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which
PFPC: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee at the annual rate of $10 per account in the Fund, subject to a minimum monthly fee of $2,000 per fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

      DISTRIBUTION AGREEMENT. PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Fund pursuant to the terms of a distribution agreement dated as of January 2, 2001, as supplemented (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund.

      PFPC Distributors provides certain administrative services to the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement between the Company and PFPC Distributors. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee for the previous month calculated at the annual rate of .15% of the Fund's average daily net assets. PFPC Distributors is currently waiving fees in excess of 0.03% of the Fund's average daily net assets.

      The administrative services fees, including waivers and reimbursements for the fiscal years ended August 31, 2005, August 31, 2004 and for the fiscal period September 30, 2002 through August 31, 2003 are as follows:

         ---------------------------------------------------------------------------------------------------
                                         ADMINISTRATIVE SERVICES FEES
                                              (AFTER WAIVERS AND
               PFPC DISTRIBUTORS               REIMBURSEMENTS)              WAIVERS        REIMBURSEMENTS
         ---------------------------------------------------------------------------------------------------
         For the fiscal year ended                 $16,729                  $66,914              $0
         August 31, 2005
         ---------------------------------------------------------------------------------------------------
         For the fiscal year ended                 $7,333`                  $29,334              $0
         August 31, 2004
         ---------------------------------------------------------------------------------------------------
         For the fiscal period                      $1,577                  $6,306               $0
         September 30, 2002 through
         August 31, 2003
         ---------------------------------------------------------------------------------------------------

      ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENTS. PFPC also serves as administrator and fund accounting agent to the Fund pursuant to an
Administration and Accounting Services Agreement dated August 1, 2002 (the "Administration Agreement"). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to, prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. For its services to the Fund, PFPC is entitled to receive a fee calculated at an annual rate of .125% of the Fund's average daily net assets, with a minimum monthly fee of $8,333.

      The administration and accounting fees, including waivers and reimbursements for the fiscal years ended August 31, 2005, August 31, 2004 and for the fiscal period September 30, 2002 through August 31, 2003 are as follows:

          --------------------------------------------------------------------------------------------------
                                           ADMINISTRATION AND
                                             ACCOUNTING FEES
                                           (AFTER WAIVERS AND
                                             REIMBURSEMENTS)            WAIVERS           REIMBURSEMENTS
          --------------------------------------------------------------------------------------------------
          For the fiscal year ended             $100,513                $4,167                  $0
          August 31, 2005
          --------------------------------------------------------------------------------------------------
          For the fiscal year ended              $53,459                $50,000                 $0
          August 31, 2004
          --------------------------------------------------------------------------------------------------
          For the fiscal period                  $47,159                $45,834                 $0
          September 30, 2002 through
          August 31, 2003
          --------------------------------------------------------------------------------------------------

      The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Fund's annual post-effective amendment filing and supplements to the Fund's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

      The regulatory administration fees, including waivers and reimbursements for the fiscal years ended August 31, 2005, August 31, 2004 and for the fiscal period from June 1, 2003 through August 31, 2003 are as follows:

-----------------------------------------------------------------------------------------------
   FOR THE FISCAL YEAR ENDED          REGULATORY
        AUGUST 31, 2005           ADMINISTRATION FEES      WAIVERS         REIMBURSEMENTS
-----------------------------------------------------------------------------------------------
For the fiscal year ended               $8,713                $0                  $0
August 31, 2005
-----------------------------------------------------------------------------------------------
For the fiscal year ended               $3,963                $0                  $0
August 31, 2004
-----------------------------------------------------------------------------------------------
For the fiscal period                    $475                 $0                  $0
June 1, 2003 through
August 31, 2003
-----------------------------------------------------------------------------------------------

                                FUND TRANSACTIONS

      Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

      The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. For the fiscal year ended August 31, 2005, the Fund paid $34,230 in aggregate commissions to brokers on account of research services.

      The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including the registered investment companies it advises. In this process, orders for registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio's participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

      The brokerage commissions for the fiscal years ended August 31, 2005 and August 31, 2004 and for the fiscal period September 30, 2002 through August 31, 2003 are as follows:

--------------------------------------------------------------------------------
                                                          BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------
For the fiscal year ended August 31, 2005                        $129,863
--------------------------------------------------------------------------------
For the fiscal year ended August 31, 2004                        $113,326
--------------------------------------------------------------------------------
For the fiscal period September 30, 2002 through                 $34,408
August 31, 2003
--------------------------------------------------------------------------------


      The Fund expects that its annual portfolio turnover rate will not exceed 75%. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year.

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time: including, without limitation, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any portfolio from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.


                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days (as defined in "Valuation of Shares") of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                               VALUATION OF SHARES

      Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:

                  Value of Assets Attributable to a Class
        NAV  =  - VALUE OF LIABILITIES ATTRIBUTABLE TO THE SAME CLASS
                  ---------------------------------------------------
                  Number of Outstanding Shares of the Class

      The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

      Securities which are listed on stock exchanges are valued at the last reported sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and ask price available prior to valuation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of

Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the closing or last reported sale price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time). Securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and ask price available prior to valuation. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value a Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee as determined by procedures adopted by the Board of Directors.

      Subject to the approval of the Company's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Fair Market Value Committee under the direction of the Company's Board of Directors.

                                      TAXES

      The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition, a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates on its net taxable investment income without any deduction for distributions to shareholders; and (2) shareholders would recognize dividend income on distributions attributable to the Fund's earnings, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes with respect to the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

      Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.473 billion shares have been classified into 103 classes as shown in the table below, however, the Company only has 24 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
---------------------------------------------------------     -------------------------------------------------------
A (Growth & Income)                           100             BBB                                         100
B                                             100             CCC                                         100
C (Balanced)                                  100             DDD (Robeco Boston Partners
                                                              Institutional Small Cap Value               100
                                                              Fund II)
D  (Tax-Free)                                 100             EEE (Robeco Boston Partners
                                                              Investors Small Cap Value Fund II)          100
E (Money)                                     500             FFF                                         100
F (Municipal Money)                           500             GGG                                         100
G (Money)                                     500             HHH                                         100
H (Municipal Money)                           500             III (Robeco Boston Partners
                                                              Long/Short Equity-Institutional             100
                                                              Class)
I (Sansom Money)                             1,500            JJJ (Robeco Boston Partners
                                                              Long/Short Equity-Investor Class)           100
J (Sansom Municipal Money)                    500             KKK (Robeco Boston Partners Funds)          100
K (Sansom Government Money)                   500             LLL (Robeco Boston Partners Funds)          100
L (Bedford Money)                            1,500            MMM (n/i numeric Small Cap Value)           100
M (Bedford Municipal Money)                   500             NNN (Bogle Investment Management
                                                              Small Cap Growth - Institutional            100
                                                              Class)
N (Bedford Government Money)                  500             OOO (Bogle Investment Management
                                                              Small Cap Growth - Investor Class)          100
O (Bedford N.Y. Money)                        500             PPP (Schneider Value Fund)                  100
P (RBB Government)                            100             QQQ (Institutional Liquidity Fund          2,500
                                                              for Credit Unions)
Q                                             100             RRR (Liquidity Fund for Credit             2,500
                                                              Unions)
R (Municipal Money)                           500             SSS (Robeco WPG Core Bond Fund -            100
                                                              Retirement Class)
S (Government Money)                          500             TTT (Robeco WPG Core Bond Fund -            50
                                                              Institutional Class)
T                                             500             UUU (Robeco WPG Tudor Fund -                50
                                                              Institutional Fund)
U                                             500             VVV (Robeco WPG Large Cap Growth            50
                                                              Fund - Institutional Class)
V                                             500             WWW (Senbanc Fund)                          50
W                                             100             XXX (Robeco WPG Core Bond Fund -            100
                                                              Investor Class)
X                                             50              Select (Money)                              700
Y                                             50              Beta 2 (Municipal Money)                     1
Z                                             50              Beta 3 (Government Money)                    1
AA                                            50              Beta 4 (N.Y. Money)                          1
BB                                            50              Principal Class (Money)                     700
CC                                            50              Gamma 2 (Municipal Money)                    1
DD                                            100             Gamma 3 (Government Money)                   1
EE                                            100             Gamma 4 (N.Y. Money)                         1
FF (n/i numeric Emerging Growth)              50              Bear Stearns Money                         2,500
GG (n/i numeric Growth)                       50              Bear Stearns Municipal Money               1,500
HH (n/i numeric Mid Cap)                      50              Bear Stearns Government Money              1,000
II (Baker 500 Growth Fund)                    100             Delta 4 (N.Y. Money)                         1

                                           NUMBER OF                                                   NUMBER OF
                                       AUTHORIZED SHARES                                           AUTHORIZED SHARES
CLASS OF COMMON STOCK                     (MILLIONS)          CLASS OF COMMON STOCK                   (MILLIONS)
---------------------------------------------------------     -------------------------------------------------------
JJ (Baker 500 Growth Fund)                    100             Epsilon 1 (Money)                            1
KK                                            100             Epsilon 2 (Municipal Money)                  1
LL                                            100             Epsilon 3 (Government Money)                 1
MM                                            100             Epsilon 4 (N.Y. Money)                       1
NN                                            100             Zeta 1 (Money)                               1
OO                                            100             Zeta 2 (Municipal Money)                     1
PP                                            100             Zeta 3 (Government Money)                    1
QQ (Robeco Boston Partners                                    Zeta 4 (N.Y. Money)                          1
Institutional Large Cap)                      100
RR (Robeco Boston Partners                                    Eta 1 (Money)                                1
Investors Large Cap)                          100
SS (Robeco Boston Partners Adviser                            Eta 2 (Municipal Money)                      1
Large Cap)                                    100
TT (Robeco Boston Partners                                    Eta 3 (Government Money)                     1
Investors Mid Cap)                            100
UU (Robeco Boston Partners                                    Eta 4 (N.Y. Money)                           1
Institutional Mid Cap)                        100
VV (Robeco Boston Partners                                    Theta 1 (Money)                              1
Institutional All Cap Value)                  100
WW (Robeco Boston Partners                                    Theta 2 (Municipal Money)                    1
Investors All Cap Value)                      100
YY (Schneider Capital Small Cap                               Theta 3 (Government Money)                   1
Value)                                        100
ZZ                                            100             Theta 4 (N.Y. Money)                         1
AAA                                           100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Hilliard Lyons Family. The Sansom Street Family and the Bedford Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.

      Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of the Fund means, with respect to the approval of the Advisory Agreement, Distribution Plan or a change in the Fund's investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

                                  MISCELLANEOUS

      COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 serves as independent counsel to the Company and the Disinterested Directors.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2005 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

      "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

      "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

      "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

      "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1

(high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.

MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

      WITHDRAWN:   A  rating  is  withdrawn  when  Fitch  deems  the  amount  of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

      (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon

DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                             PROXY POLICY STATEMENT

                                  INTRODUCTION

                               STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made "solely in the best interest of the client's plan participants and beneficiaries."

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation's affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM's voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

                             CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client's investment. SCM gives special consideration to "out of the ordinary" matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

                              CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

I.    CORPORATE GOVERNANCE:

      A.    BOARD OF DIRECTORS:

            A company's board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM's guidelines are as follows:

            1. ELECTION OF DIRECTORS: While SCM normally votes for the board's nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

            2. INDEPENDENT DIRECTORS: In SCM's opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director's loyalty to the shareholders.

            3. CUMULATIVE VOTING: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

            4. CLASSIFIED BOARD: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM's opinion, a classified board serves to entrench management and limit shareholders' ability to effect favorable change. Consequently, SCM generally opposes classified boards.

            5. DIRECTOR LIABILITY AND INDEMNIFICATION: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors' liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

            6. DIRECTOR COMPENSATION: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors' compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company's access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

            7. GENERAL: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

      B. CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of "blank check" preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients' common stock ownership.

            1. INCREASE AUTHORIZED COMMON STOCK: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

            2. AUTHORIZE BLANK CHECK PREFERRED STOCK: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. "Blank check" preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

            3. AUTHORIZE CONVERTIBLE STOCK: SCM would review the rationale on a case-by-case basis taking into account the company's current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is "blank check" in nature, where the company's rationale is unclear, and where the request appears to blunt possible takeover attempts.

      C. SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

            1. CONFIDENTIAL VOTING should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

            2. MULTIPLE CLASSES OF COMMON STOCK with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

            3. SUPER-MAJORITY rules or requirements which interfere with the shareholder's right to elect directors and ratify corporate actions should be opposed.

            4. CHANGES IN CORPORATION'S DOMICILE should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

            5. CHANGE OF CONTROL occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

            6. FAIR PRICE PROVISIONS and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

            7. PRE-EMPTIVE RIGHTS allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM's analysis concludes such rights have value to the shareholders.

            8. "ANTI-TAKEOVER" measures should be submitted for shareholder approval. SCM is generally against such measures.

            9. BUNDLED PROPOSALS: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

            10. SPECIAL MEETINGS of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

      d. EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound "pay for performance" plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

            1. INCENTIVE PLANS should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

            2. STOCK/STOCK OPTION PLANS: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

            3. GOLDEN PARACHUTES should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

      E. ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to "approve any other business that properly comes before the meeting." As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

            1.    Appointment of Auditors

            2.    Corporate Name and/or Ticker Change

            3.    Approval of Articles of Incorporation

            4.    Changes to the Articles of Incorporation

            5.    Changes in the Date, Time and/or Location of Annual Meeting

            6.    Stock Splits

            7.    Acceptance of Director's Report

            8.    Approval of Corporate Dividend

II. SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

                        DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

                                    REPORTING

In order to facilitate a client's monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

                BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND

                 (AN INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2005

      This Statement of Additional Information ("SAI") provides supplementary information pertaining to shares of two classes, Institutional Class and Investor Class (collectively, the "Shares"), representing interests in the Bogle Investment Management Small Cap Growth Fund (the "Fund") of The RBB Fund, Inc. (the "Company"). This SAI is not a prospectus and should be read only in conjunction with the Fund's Prospectus dated December 31, 2005 (the "Prospectus"). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (877) 264-5346. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

                                TABLE OF CONTENTS

GENERAL INFORMATION ......................................................     2

INVESTMENT OBJECTIVE AND POLICIES ........................................     2

INVESTMENT LIMITATIONS ...................................................    16

DISCLOSURE OF PORTFOLIO HOLDINGS .........................................    18

MANAGEMENT OF THE COMPANY ................................................    20

CODE OF ETHICS ...........................................................    25

PROXY VOTING POLICIES ....................................................    25

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ......................    26

INVESTMENT ADVISORY AND OTHER SERVICES ...................................    27

FUND TRANSACTIONS ........................................................    34

PURCHASE AND REDEMPTION INFORMATION ......................................    36

TELEPHONE TRANSACTION PROCEDURES .........................................    37

VALUATION OF SHARES ......................................................    37

TAXES ....................................................................    38

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES .........................    40

MISCELLANEOUS ............................................................    43

FINANCIAL STATEMENTS .....................................................    43

APPENDIX A ...............................................................   A-1

APPENDIX B ...............................................................   B-1

                               GENERAL INFORMATION

      The Company is an open-end management investment company currently operating or proposing to operate nineteen separate investment companies, two of which have not commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940 (the "1940 Act"), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class representing interests in one diversified portfolio, the Bogle Investment Management Small Cap Growth Fund, which is offered by a Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

      The  Fund's   investment   objective  is  to  provide   long-term  capital
appreciation.

      The Fund will seek to achieve its objective by investing under normal circumstances, at the time of purchase, at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations under $2.0 billion ("Small Cap Stocks") that Bogle Investment Management L.P. (the "Adviser") believes are likely to appreciate more than the Russell 2000(R) Index. Shareholders will be notified by the Fund sixty days in advance of any change in this policy.

      The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Fund's Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund's investment policies and limitations.

BORROWING MONEY

      As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate its assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

EQUITY SWAPS

      The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

      The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

      The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

FOREIGN SECURITIES

      In pursuing its investment objective, the Fund's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") or Global or European Depositary Receipts ("GDRs" and "EDRs"). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the prospectus and in this SAI.

      ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

FUTURES

      FUTURES CONTRACTS. The Fund may invest in futures contracts and options on futures contracts (including S&P 500(R) Index futures, Russell 2000(R) Index futures, and options on such futures described below). When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

      The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

      If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

      The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current market prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

      The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

      CORRELATION OF PRICE CHANGES. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund's current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

      LIQUIDITY OF FUTURES CONTRACTS. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

      INDEX FUTURES AND RELATED OPTIONS. An Index Futures contract is a contract to buy or sell an integral number of units of a stock index (i.e., the Standard & Poor's 500 Price(R) Index or the Russell 2000(R) Index) at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an index.

      RISKS OF FUTURES TRANSACTIONS. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser's ability to predict correctly movements in the direction of the market.

ILLIQUID SECURITIES

      The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INVESTING IN SMALL CAPITALIZATION COMPANIES

      Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price.

Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

INVESTMENT COMPANY SECURITIES

      The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. The Fund presently intends to invest in other investment companies only as investment vehicles for short-term cash. The Fund will only invest in securities of other investment companies which are purchased on the open market with no commission or profit to a sponsor or dealer, other than the customary brokers commission, or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

LENDING OF FUND SECURITIES

      The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33-1/3% of the value of its total assets.

PORTFOLIO TURNOVER

      Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently--only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

      The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as during the majority of the last ten years.

      Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as Individual Retirement Accounts
(IRA) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options. Generally, investors will earn better after-tax returns investing tax-advantaged assets in active strategies, while using very low turnover passive strategies for their taxable investments.

      The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. It is expected that the Fund's portfolio turnover will range between 100% to 150%.

PUT AND CALL OPTIONS

      The Fund may purchase and write (sell) put and call options relating to particular securities or to various indices which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

      PURCHASING PUT OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option's underlying instrument may be a security or a futures contract.

      The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller's position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

      PURCHASING CALL OPTIONS. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fall. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      The Fund will purchase call options only in connection with "closing purchase transactions." The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

      WRITING PUT OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

      The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      WRITING CALL OPTIONS. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

      COMBINED OPTION POSITIONS. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      OPTIONS ON INDICES/UNLISTED OVER-THE-COUNTER OPTIONS. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

      RISKS OF OPTIONS TRANSACTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

      ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the Securities and Exchange Commission ("SEC") with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on such contracts, except as may be otherwise permitted under applicable regulations.

      The Fund's limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this SAI, are not fundamental policies and may be changed by the Company's Board of Directors as regulatory agencies permit.

REPURCHASE AGREEMENTS

      The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Company's custodian will hold securities subject to repurchase agreements in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

      Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

RIGHTS OFFERINGS AND PURCHASE WARRANTS

      Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

SECTION 4(2) PAPER

      "Section 4(2) paper" is commercial paper, which is issued in reliance on the "private placement" exemption from registration, which is afforded by
Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" and Appendix "A" to this SAI for a list of commercial paper ratings.

SHORT SALES

      Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

      The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SHORT SALES "AGAINST THE BOX"

      In addition to the short sales discussed above, the Funds may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund's net assets and will not engage in short sales against the box for speculative purposes.

      A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

TEMPORARY INVESTMENTS

      The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. GOVERNMENT OBLIGATIONS

      The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association ("GNMA") and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

      The Fund's net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

      The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

                             INVESTMENT LIMITATIONS

      The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund's assets may be invested without regard to such limitation.

2. Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of its assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

3. Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

4. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

5. Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

7. Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

8. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9. Invest in oil, gas or mineral-related exploration or development programs or leases.

10. Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

11. Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

12. Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 1 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

                                      * * *

      If a percentage restriction under one of the Fund's investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund's portfolio securities. The policies relating to the disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund's portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

      The Adviser currently makes the Fund's top ten holdings, sector weightings
and   portfolio   characteristics   publicly   available   on  its   web   site,
www.boglefunds.com, as disclosed in the following table:

INFORMATION POSTING          FREQUENCY OF DISCLOSURE   DATE OF WEB POSTING
--------------------------   -----------------------   -----------------------------
Top 10 Portfolio Holdings    Quarterly                 2 to 3 weeks after the end of
and other portfolio                                    each calendar quarter
characteristics

      The scope of the information relating to the Fund's portfolio that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

      The Company may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom(2)Solutions, the financial printers; and ISS, the Funds' proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      The Company may disclose portfolio holdings to certain independent reporting agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that reporting agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the Fund. The Company currently discloses the Fund's portfolio holdings information to Morningstar monthly, the next business day after the date of the information, and to Lipper monthly, the next business day after the date of the information. A designated officer of the Adviser must authorize the disclosure of the Fund's portfolio holdings to each reporting agency.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly board meeting.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                   TERM OF                                                 FUND           OTHER
                               POSITION(S)       OFFICE AND                                              COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH         LENGTH OF            PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
        DATE OF BIRTH             FUND         TIME SERVED(1)           DURING PAST 5 YEARS            DIRECTOR *       DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                Director      1988 to present     Since 1969, Director and Vice            17        Director,
Comcast Corporation                                                Chairman, Comcast Corporation                      Comcast
1500 Market Street,                                                (cable television and                              Corporation
35th Floor                                                         communications); Director, NDS
Philadelphia, PA 19102                                             Group PLC (provider of systems
DOB:  7/16/33                                                      and applications for digital
                                                                   pay TV).
-----------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay                 Director      1988 to present     Since 2000, Vice President,              17        None
Fox Chase Cancer Center                                            Fox Chase Cancer Center
333 Cottman Avenue                                                 (biomedical research and
Philadelphia, PA 19111                                             medical care); prior to 2000,
DOB:  12/06/35                                                     Executive Vice President, Fox
                                                                   Chase Cancer Center.
-----------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman               Director      1991 to present     Since December 2000, Director,           17        None
106 Pierrepont Street                                              Gabelli Group Capital
Brooklyn, NY  11201                                                Partners, L.P. (an investment
DOB: 5/21/48                                                       partnership); Chief Operating
                                                                   Officer and member of the
                                                                   Board of Directors of
                                                                   Outercurve Technologies
                                                                   (wireless enabling services)
                                                                   until April 2001; Chief
                                                                   Operating Officer and member
                                                                   of the Executive Operating
                                                                   Committee of Warburg Pincus
                                                                   Asset Management, Inc.;
                                                                   Executive Officer and Director
                                                                   of Credit Suisse Asset
                                                                   Management Securities, Inc.
                                                                   (formerly Counsellors
                                                                   Securities, Inc.) and
                                                                   Director/Trustee of various
                                                                   investment companies advised
                                                                   by Warburg Pincus Asset
                                                                   Management, Inc. until
                                                                   September 15, 1999; Prior to
                                                                   1997, Managing Director of
                                                                   Warburg Pincus Asset
                                                                   Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg              Director      1991 to present     Since 1974, Chairman, Director           17        Director,
Moyco Technologies, Inc.                                           and President, Moyco                               Moyco
200 Commerce Drive                                                 Technologies, Inc.                                 Technologies,
Montgomeryville, PA  18936                                         (manufacturer of precision                         Inc.
DOB: 3/24/34                                                       coated and industrial
                                                                   abrasives).  Since 1999,
                                                                   Director, Pennsylvania
                                                                   Business Bank.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                   TERM OF                                                 FUND           OTHER
                               POSITION(S)       OFFICE AND                                              COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH         LENGTH OF            PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
        DATE OF BIRTH             FUND         TIME SERVED(1)           DURING PAST 5 YEARS            DIRECTOR *       DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS(2)
-----------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                 Director      1991 to present     Since July 2002, Senior Vice             17        Director,
Oppenheimer & Company, Inc.                                        President and prior thereto,                       Kensington
200 Park Avenue                                                    Executive Vice President of                        Funds
New York, NY 10166                                                 Oppenheimer & Co., Inc.,
DOB: 4/16/38                                                       formerly Fahnestock & Co.,
                                                                   Inc. (a registered
                                                                   broker-dealer).  Since
                                                                   November 2004, Director of
                                                                   Kensington Funds.
-----------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall               Director      2002 to present     Director of PFPC Inc. from               17        Director,
400 Bellevue Parkway                                               January 1987 to April 2002,                        Cornerstone
Wilmington, DE 19809                                               Chairman and Chief Executive                       Bank
DOB: 9/25/38                                                       Officer of PFPC Inc. until
                                                                   April 2002, Executive Vice
                                                                   President of PNC Bank,
                                                                   National Association from
                                                                   October 1981 to April 2002,
                                                                   Director of PFPC International
                                                                   Ltd. (financial services) from
                                                                   August 1993 to April 2002,
                                                                   Director of PFPC International
                                                                   (Cayman) Ltd. (financial
                                                                   services) from September 1996
                                                                   to April 2002; Governor of the
                                                                   Investment Company Institute
                                                                   (investment company industry
                                                                   trade organization) from July
                                                                   1996 to January 2002; Director
                                                                   of PNC Asset Management, Inc.
                                                                   (investment advisory) from
                                                                   September 1994 to March 1998;
                                                                   Director of PNC National Bank
                                                                   from October 1995 to November
                                                                   1997; Director of Haydon
                                                                   Bolts, Inc. (bolt
                                                                   manufacturer) and Parkway Real
                                                                   Estate Company (subsidiary of
                                                                   Haydon Bolts, Inc.) since
                                                                   1984; and Director of
                                                                   Cornerstone Bank since March
                                                                   2004.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                   TERM OF                                                 FUND           OTHER
                               POSITION(S)       OFFICE AND                                              COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS, AND        HELD WITH         LENGTH OF            PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
        DATE OF BIRTH             FUND         TIME SERVED(1)           DURING PAST 5 YEARS            DIRECTOR *       DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                 President    1991 to present and   Certified   Public   Accountant;        N/A             N/A
400 Bellevue Parkway               and         1988 to present     Vice Chairman of the Board,  Fox
4th Floor                       Treasurer                          Chase  Cancer  Center;   Trustee
Wilmington, DE  19809                                              Emeritus,   Pennsylvania  School
DOB: 6/29/24                                                       for the Deaf;  Trustee Emeritus,
                                                                   Immaculata           University;
                                                                   President or Vice  President and
                                                                   Treasurer of various  investment
                                                                   companies       advised       by
                                                                   subsidiaries  of PNC Bank  Corp.
                                                                   from  1981  to  1997;   Managing
                                                                   General    Partner,    President
                                                                   since  2002,   Treasurer   since
                                                                   1981   and   Chief    Compliance
                                                                   Officer since  September 2004 of
                                                                   Chestnut  Street  Exchange Fund;
                                                                   Director of the Bradford  Funds,
                                                                   Inc. from 1996 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                   Secretary      2004 to present     Since 2003,  Vice  President and        N/A             N/A
301 Bellevue Parkway                                               Associate  Counsel,   PFPC  Inc.
2nd Floor                                                          (financial   services  company);
Wilmington, DE  19809                                              Associate,    Stradley,   Ronon,
DOB: 5/19/74                                                       Stevens & Young,  LLC (law firm)
                                                                   from 2001 to 2003.
-----------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA      Chief          Since 2004        President,  Vigilant  Compliance        N/A             N/A
Vigilant Compliance Services,   Compliance                         Services,   LLC,   since   2004;
LLC.                             Officer                           Senior Legal Counsel,  PFPC Inc.
186 Dundee Drive, Suite 700                                        from 2002 to 2004;  Chief  Legal
Williamstown, NJ  08094                                            Counsel,   Corviant  Corporation
DOB: 12/25/62                                                      (Investment             Adviser,
                                                                   Broker-Dealer     and    Service
                                                                   Provider to Investment  Advisers
                                                                   and     Separate      Accountant
                                                                   Providers)  from  2001 to  2002;
                                                                   Partner,   Pepper  Hamilton  LLP
                                                                   (law firm) from 1997 to 2001.
-----------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of six individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent" Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT  COMMITTEE.  The  Board  has an Audit  Committee  comprised  only of
Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened seven times during the fiscal year ended August 31, 2005.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2005.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2005.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2004.

                                                                 AGGREGATE DOLLAR RANGE OF
                                                                 EQUITY SECURITIES IN ALL
                                                              REGISTERED INVESTMENT COMPANIES
                                 DOLLAR RANGE OF              OVERSEEN BY DIRECTOR WITHIN THE
NAME OF DIRECTOR          EQUITY SECURITIES IN THE FUND       FAMILY OF INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                             DISINTERESTED DIRECTORS
---------------------------------------------------------------------------------------------
Julian A. Brodsky                      NONE                                NONE

Francis J. McKay                       NONE                            Over $100,000

                                                                 AGGREGATE DOLLAR RANGE OF
                                                                 EQUITY SECURITIES IN ALL
                                                              REGISTERED INVESTMENT COMPANIES
                                 DOLLAR RANGE OF              OVERSEEN BY DIRECTOR WITHIN THE
NAME OF DIRECTOR          EQUITY SECURITIES IN THE FUND       FAMILY OF INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------
Arnold M. Reichman                     NONE                            Over $100,000

Marvin E. Sternberg                    NONE                                NONE
---------------------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------
J. Richard Carnall                     NONE                                NONE

Robert Sablowsky                $50,001-$100,000                       Over $100,000

DIRECTORS' AND OFFICERS' COMPENSATION

      The Company pays each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $6,600 per year for his services in this capacity. Directors are reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2005, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

                                                                                                  TOTAL COMPENSATION
                                                             PENSION OR                           FROM FUND AND FUND
                                        AGGREGATE        RETIREMENT BENEFITS   ESTIMATED ANNUAL    COMPLEX PAID TO
                                    COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON        DIRECTORS OR
NAME OF DIRECTOR/OFFICER                REGISTRANT          FUND EXPENSES         RETIREMENT           OFFICERS
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director             $  28,750                N/A                  N/A             $  28,750

Francis J. McKay, Director              $  32,875                N/A                  N/A             $  32,875

Arnold M. Reichman, Director            $  27,375                N/A                  N/A             $  27,375

Marvin E. Sternberg, Director           $  32,875                N/A                  N/A             $  32,875

--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

J. Richard  Carnall,  Director
and Chairman                            $  33,975                N/A                  N/A             $  33,975

Robert Sablowsky, Director              $  27,375                N/A                  N/A             $  27,375

                                                                                                  TOTAL COMPENSATION
                                                             PENSION OR                           FROM FUND AND FUND
                                        AGGREGATE        RETIREMENT BENEFITS   ESTIMATED ANNUAL    COMPLEX PAID TO
                                    COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON        DIRECTORS OR
NAME OF DIRECTOR/OFFICER                REGISTRANT          FUND EXPENSES         RETIREMENT           OFFICERS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
OFFICERS:
--------------------------------------------------------------------------------------------------------------------

Salvatore Faia, Esquire, CPA            $ 203,374                N/A                  N/A             $  203,374
Chief Compliance Officer

Edward J. Roach

President and Treasurer                 $  36,300               $3,630                N/A             $   39,930

      As of December 31, 2004, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                              PROXY VOTING POLICIES

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund's investments and the rights of shareholders in its determination on voting portfolio securities.

      The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and votes such proxies in the manner outlined in the Adviser's procedures. A copy of the Adviser's Proxy Voting Guidelines is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-877-264-5346 and by visiting the SEC website at HTTP://WWW.SEC.GOV.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 30, 2005, to the Company's knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See "Additional Information Concerning Company Shares" below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to "control" (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

-----------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER AND PERCENTAGE OF
                                                                                          SHARES OWNED AS OF
                                                                                          NOVEMBER 30TH, 2005
                                                                                     *(PERCENTAGE OF SHARES OWNED
                                                                                     ROUNDED TO THE NEAREST WHOLE
        NAME OF FUND                         SHAREHOLDER NAME AND ADDRESS                     PERCENTAGE)
-----------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund          NATIONAL INVESTOR SERVICES FBO                       427,942.625       8%
(Investor Class)                     55 WATER STREET, 32nd FLOOR
                                     NEW YORK NY 10041
                                     NEW YORK NY 10041-3299
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund          CHARLES SCHWAB & CO INC                            3,643,186.022      52%
(Institutional Class)                SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF
                                     CUSTOMERS
                                     ATTN MUTUAL FUNDS
                                     101 MONTGOMERY ST
                                     SAN FRANCISCO CA 94104-4122
-----------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund          AMA US EQUITY MASTER FUND LP                       1,210,983.685      17%
(Institutional Class)                3801 PGA BLVD STE 555
                                     PALM BEACH GARDENS FL 33410
-----------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund          SEI Private Trust Co.                                753,316.976      11%
(Institutional Class)                c/o Suntrust
                                     Attn: Mutual Funds Administrator
                                     One Freedom Valley Drive
                                     Oaks, PA  19456
-----------------------------------------------------------------------------------------------------------------
Bogle Small Cap Growth Fund          AMERICAN TRUST CENTER                                430,386.737       6%
(Institutional Class                 1151 3RD AVE W
                                     DICKINSON ND 58601-3804
-----------------------------------------------------------------------------------------------------------------

      As of November 30, 2005 Directors and officers as a group owned 2.10% of the Robeco Boston Partners Mid Cap Value Fund - Investor Class, 1.63% of the Robeco Boston Partners Long/Short Equity Fund - Institutional Class, 1.89% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY AGREEMENT

      The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated September 15, 1999. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to limit the Fund's total operating expenses to the extent that such expenses exceed 1.25% of the Fund's Institutional Class average daily net assets and 1.35% of the Fund's Investor Class average daily net assets until December 31, 2006. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. There can be no assurance that the Adviser will continue such waivers indefinitely. John C. Bogle, Jr., the Fund's portfolio manager (the "Portfolio Manager"), is the President of the Adviser.

      Subject to the supervision of the Company's Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and
(iii) the placement from time to time of orders for all purchases and sales made for the Fund.

      The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the expenses listed in the Prospectus and the following (or the Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders' and Directors' meetings; and (g) the cost of investment company literature and other publications provided by the Company to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

      Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors approval of the continuation of the Fund's investment advisory agreement may be reviewed in the Fund's annual report to shareholders dated August 31, 2005, which may be obtained by calling (877) 264-5346 or visiting the SEC's website at www.sec.gov.

      The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

                                ADVISORY FEES (AFTER WAIVERS
                                     AND REIMBURSEMENTS)         WAIVERS    REIMBURSEMENTS
                                -----------------------------   ---------   --------------
For the fiscal year ended
August 31, 2005                          $ 2,894,444            $ 202,351        $ 0
For the fiscal year ended
August 31, 2004                          $ 2,888,402            $ 149,725        $ 0
For the fiscal year ended
August 31, 2003                          $ 1,609,083            $ 184,661        $ 0

      The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund's name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund's name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

      The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, this SAI or otherwise, without the Adviser's prior written consent, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

PORTFOLIO MANAGER

      DESCRIPTION OF COMPENSATION. The Fund's Portfolio Manager receives a base salary, a retirement plan contribution, a bonus and profit distributions from his ownership stake in the Adviser. Compensation and bonus is based on the Adviser's overall profitability. The Adviser's profitability, and thus compensation from its profit distributions, is directly related to the Adviser's investment performance for accounts with performance-based fees (most accounts, all strategies), as well as assets under management. Base salary and bonuses are determined annually based on a series of factors including investment performance  and  the  Adviser's
profitability. An annual retirement plan contribution is based on a fixed percentage of total annual salary and bonus.

      The Adviser does not trade any proprietary accounts; however, the Portfolio Manager does have an economic interest in several of the accounts managed by the Adviser, either through direct ownership or through performance fees. Therefore, the Adviser has policies in place to ensure that accounts in which the Portfolio Manager holds an interest (either directly or through a potential performance fee) are not favored over other accounts. This conflict is mitigated in the following ways: 1. equitable, well documented trade allocation procedures; 2. daily performance monitoring and risk tracking; 3. broad direct ownership by the Portfolio Manager in all four of the Adviser's investment strategies; 4. performance-based fees in accounts that represent all four of the Adviser's investment strategies; and 5. ownership and compensation policies based on the success of the overall Adviser, not just a specific investment strategy.

      OTHER ACCOUNTS. The table below discloses accounts, other than the Fund for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of the Fund's most recently completed fiscal year ended August 31, 2005.

                                                                                                             TOTAL ASSETS
     NAME OF                                               TOTAL                                            THAT ADVISORY
    PORTFOLIO                                              # OF                    # OF ACCOUNTS MANAGED   FEE IS BASED ON
    MANAGER OR                                           ACCOUNTS   TOTAL ASSETS   THAT ADVISORY FEE IS      PERFORMANCE
   TEAM MEMBER                TYPE OF ACCOUNTS            MANAGED     (000'S)      BASED ON PERFORMANCE        (000'S)
------------------   ---------------------------------   --------   ------------   ---------------------   ---------------
John C. Bogle, Jr.   Registered Investment Companies:       1         $ 312 mm               0                 $ 0
                     Other Pooled Investment Vehicles:      6         $ 568 mm               6                 $ 568 mm
                     Other Accounts:                        7         $ 955 mm               5                 $ 663 mm

      SECURITIES OWNERSHIP. The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of August 31, 2005:

                     DOLLAR ($) VALUE OF FUND SHARES
PORTFOLIO MANAGER           BENEFICIALLY OWNED
------------------   -------------------------------
John C. Bogle, Jr.           Over $1,000,000

CUSTODIAN AGREEMENTS

      PFPC Trust Company ("PFPC Trust"), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, serves as custodian of the Fund's assets pursuant to a custodian agreement between PFPC Trust and the Company dated as of August 16, 1988 and supplemented for the Fund on September 15, 1999, as amended (the "Custodian Agreement"). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PFPC Trust receives a fee calculated at 0.03% of the Fund's average daily net assets, subject to a minimum monthly fee of $1,500.

TRANSFER AGENCY AGREEMENTS

      PFPC Inc. ("PFPC"), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented for the Fund on September 15, 1999 (collectively, the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee, dependent upon the account type, at the annual rate of $10 to $18 per account for the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in the Fund. In addition, PFPC provides services relating to the implementation of the Company's Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

      PFPC also serves as the Fund's administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of September 15, 1999, (the

"Administration Agreement"). PFPC has agreed to calculate the Fund's net asset value ("NAV"), provide all accounting services for the Fund and assist in related aspects of the Fund's operations. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC's gross negligence. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee calculated at an annual rate of 0.115% of the Fund's average daily net assets, subject to a minimum of $6,250 per month, exclusive of out-of-pocket expenses and pricing charges. PFPC is currently waiving 0.0125% of its annual fee.

      The   administration   and   accounting   fees,   including   waivers  and
reimbursements for the past three fiscal years are as follows:

------------------------------------------------------------------------------------------
                                    ADMINISTRATION AND
                                    ACCOUNTING FEES AND
                                EXPENSES (AFTER WAIVERS AND
                                     REIMBURSEMENTS)             WAIVERS    REIMBURSEMENTS
------------------------------------------------------------------------------------------
For the fiscal year ended
August 31, 2005                          $ 350,372              $ 38,710          $ 0
------------------------------------------------------------------------------------------
For the fiscal year ended
August 31, 2004                          $ 342,127              $ 37,977          $ 0
------------------------------------------------------------------------------------------
For the fiscal year ended
August 31, 2003                          $ 213,653              $ 22,422          $ 0
------------------------------------------------------------------------------------------

      The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it or its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Fund's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

      The regulatory administration fees, including waivers and reimbursements for the past two fiscal years and for the fiscal period from June 1, 2003 through August 31, 2003 are as follows:

--------------------------------------------------------------------------------
                                      REGULATORY
                                  ADMINISTRATION FEES   WAIVERS   REIMBURSEMENTS
--------------------------------------------------------------------------------
For the fiscal year ended
August 31, 2005                         $ 51,846          $ 0           $ 0
--------------------------------------------------------------------------------
For the fiscal year ended
August 31, 2004                         $ 49,410          $ 0           $ 0
--------------------------------------------------------------------------------
For the fiscal period
June 1, 2003 through August
31, 2003                                $  8,536          $ 0           $ 0
--------------------------------------------------------------------------------

DISTRIBUTION AND SHAREHOLDER SERVICING

      PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as distributor of the Fund pursuant to the terms of a distribution agreement dated January 2, 2001 (the "Distribution Agreement") entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate effort to solicit orders for the sale of Fund shares. The offering of each class's shares is continuous. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Fund. Pursuant to a Shareholder Services Plan (the "Plan") and a related Servicing Agreement dated March 1, 2002, the Fund will pay the Adviser a fee calculated at an annual rate not to exceed 0.25% of the average daily net assets of the Fund's Investor Shares in consideration for certain Shareholder and Administrative Services (as defined below). Services performed by the Adviser include ongoing servicing and/or maintenance of the accounts of shareholders of the Fund's Investor Class, as set forth in the Plan ("Shareholder Services"), and sub-transfer agency services, subaccounting services or administrative services, as set forth in the Plan ("Administrative Services" and collectively with Shareholder Services, "Services") including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of the Adviser related to providing Services; and (ii) payment made to, and reimbursement of expenses of, financial institutions who provide Services to beneficial owners of Investor Shares ("Shareholder Servicing Agents") including, but not limited to, office space and equipment, telephone facilities, and answering routine inquiries regarding the Fund. Prior to March 1, 2002, PFPC Distributors performed shareholder services on behalf of the Fund pursuant to the Plan, as described above. The agreement between PFPC Distributors and the Fund was terminated on February 28, 2002.

      The shareholder servicing fees, including waivers and reimbursements for the past three fiscal years are as follows:

                                 SHAREHOLDER SERVICING FEES
                                     (AFTER WAIVERS AND
                                      REIMBURSEMENTS)         WAIVERS   REIMBURSEMENTS
--------------------------------------------------------------------------------------
Fees paid to the Adviser for
the fiscal year ended August
31, 2005                                  $ 130,014              $ 0          $ 0
--------------------------------------------------------------------------------------
Fees paid to the Adviser for
the fiscal year ended August
31, 2004                                  $ 131,684              $ 0          $ 0
--------------------------------------------------------------------------------------
Fees paid to the Adviser for
the fiscal year ended August
31, 2003                                  $  86,764              $ 0          $ 0
--------------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES AGENT

      PFPC Distributors provides certain administrative services to the Institutional and Investor Shares of the Fund that are not provided by PFPC. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the Institutional and Investor Shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee calculated at the annual rate of 0.15% of the Fund's average daily net assets. PFPC Distributors is currently waiving fees in excess of 0.02% of the Fund's average daily net assets.

      The administrative services fees, including waivers and reimbursements for the past three fiscal years are as follows:

-----------------------------------------------------------------------------------------
                                ADMINISTRATIVE SERVICES FEES
                                     (AFTER WAIVERS AND
      PFPC DISTRIBUTORS                REIMBURSEMENTS)          WAIVERS    REIMBURSEMENTS
-----------------------------------------------------------------------------------------
For the fiscal year ended
August 31, 2005                           $ 61,936             $ 402,583        $ 0
-----------------------------------------------------------------------------------------
For the fiscal year ended
August 31, 2004                           $ 60,763             $ 394,956        $ 0
-----------------------------------------------------------------------------------------
For the fiscal year ended
August 31, 2003                           $ 35,875             $ 233,187        $ 0
-----------------------------------------------------------------------------------------

                                FUND TRANSACTIONS

      Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund's portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

      When the "best execution" criteria are satisfied, those broker-dealers who supplement the Adviser's capabilities with research, quotation and consulting services and computer data, hardware and software materials may be selected by the Adviser to provide brokerage services.

      Ongoing research and market data feeds are critical elements of the Adviser's investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services which assist the Adviser in carrying out its investment and trading decisions. These products and services may include: trading, research and portfolio management systems and consulting services, seminars, prime brokerage, custody and clearance services, data services, trading consulting, trading and data feeds, proxy research, and trading communication services. In some cases the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service which provides administrative or other non-research services is paid for by the Adviser in hard dollars.

      For the fiscal year ended August 31, 2005, the Fund paid $42,030 in aggregate commissions to brokers on account of research services.

      All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund's or a particular client's transactions and the use of any or all of that broker-dealer's research material in relation to the Fund or that client's account. The Adviser may pay a broker-dealer's brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer. The variations in brokerage commissions are a result of changes in the Fund's assets, commission rates, and turnover of the Fund's securities.

      The brokerage commissions for the past three fiscal years are as follows:

--------------------------------------------------------------------------------
                                                           BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------
For the fiscal year ended August 31, 2005                        $ 365,460
--------------------------------------------------------------------------------
For the fiscal year ended August 31, 2004                        $ 473,985
--------------------------------------------------------------------------------
For the fiscal year ended August 31, 2003                        $ 434,001
--------------------------------------------------------------------------------

      The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios. Transaction costs for any transaction will be shared pro rata based on each portfolio's participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

      In no instance will portfolio securities be purchased from or sold to PFPC Distributors, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

      Corporate debt and U.S. government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

      The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

      In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                       PURCHASE AND REDEMPTION INFORMATION

      Institutional Class shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Purchase orders for Investor Class shares may be placed through a financial intermediary. Institutional Class shares and Investor Class shares may also be purchased directly from the Fund at the NAV per share, by mail or by wire.

      The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

      Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of each of the Company's Funds are subject to redemption by the Fund, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

      The Fund reserves the right to redeem a shareholder's account in the Fund at any time the NAV of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.


                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and
(7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

                               VALUATION OF SHARES

      Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:

                       Value of Assets Attributable to a Class
      NAV      =     - Value of Liabilities Attributable to the same Class
                       ---------------------------------------------------
                       Number of Outstanding Shares of the Class

      The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed) and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

      Securities which are listed on stock exchanges are valued at the last reported sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and ask price available prior to valuation. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the closing or last reported sale price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern time). Securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and ask price available prior to valuation. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Debt securities having a remaining maturity of greater than 60 days are valued at the mean between the bid and ask prices. With the approval of the Company's Board of Directors, the Fund may use a pricing service, bank or broker/dealer experienced in providing valuations to value the Fund's securities. If market quotations are unavailable or deemed unreliable, securities will be valued by the Fund's Valuation Committee as determined by procedures adopted by the Board of Directors.

      Subject to the approval of the Company's Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund's Valuation Committee under the direction of the Company's Board of Directors.

                                      TAXES

GENERAL

      The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

      The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subtitle A, Chapter 1, of Subchapter M of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described herein. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      In addition to the Distribution Requirement, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"). Also, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships. The Fund intends to comply with these requirements.

      If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, the shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

      The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

      Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

TAXATION OF CERTAIN INVESTMENTS

      The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

      In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.


                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.473 billion shares have been classified into 103 classes as shown in the table below, however, the Company only has 24 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                      NUMBER OF                                         NUMBER OF
                                     AUTHORIZED                                        AUTHORIZED
                                       SHARES                                            SHARES
CLASS OF COMMON STOCK                (MILLIONS)   CLASS OF COMMON STOCK                (MILLIONS)
-----------------------------------------------   -----------------------------------------------
A (Growth & Income)                       100     BBB                                       100
B                                         100     CCC                                       100
C (Balanced)                              100     DDD (Robeco Boston Partners
                                                  Institutional Small Cap Value Fund
                                                  II)                                       100
D  (Tax-Free)                             100     EEE (Robeco Boston Partners
                                                  Investors Small Cap Value Fund II)        100
E (Money)                                 500     FFF                                       100
F (Municipal Money)                       500     GGG                                       100
G (Money)                                 500     HHH                                       100
H (Municipal Money)                       500     III (Robeco Boston Partners
                                                  Long/Short Equity-Institutional
                                                  Class)                                    100
I (Sansom Money)                        1,500     JJJ (Robeco Boston Partners
                                                  Long/Short Equity-Investor Class)         100
J (Sansom Municipal Money)                500     KKK (Robeco Boston Partners Funds)        100
K (Sansom Government Money)               500     LLL (Robeco Boston Partners Funds)        100
L (Bedford Money)                       1,500     MMM (n/i numeric Small Cap Value)         100
M (Bedford Municipal Money)               500     NNN (Bogle Investment Management
                                                  Small Cap Growth - Institutional
                                                  Class)                                    100
N (Bedford Government Money)              500     OOO (Bogle Investment Management
                                                  Small Cap Growth - Investor Class)        100
O (Bedford N.Y. Money)                    500     PPP (Schneider Value Fund)                100
P (RBB Government)                        100     QQQ (Institutional Liquidity Fund
                                                  for Credit Unions)                      2,500
Q                                         100     RRR (Liquidity Fund for Credit
                                                  Unions)                                 2,500

                                      NUMBER OF                                         NUMBER OF
                                     AUTHORIZED                                        AUTHORIZED
                                       SHARES                                            SHARES
CLASS OF COMMON STOCK                (MILLIONS)   CLASS OF COMMON STOCK                (MILLIONS)
-----------------------------------------------   -----------------------------------------------
R (Municipal Money)                     500       SSS (Robeco WPG Core Bond Fund -
                                                  Retirement Class)                         100
S (Government Money)                    500       TTT (Robeco WPG Core Bond Fund -
                                                  Institutional Class)                       50
T                                       500       UUU (Robeco WPG Tudor Fund -
                                                  Institutional Fund)                        50
U                                       500       VVV (Robeco WPG Large Cap Growth
                                                  Fund - Institutional Class)                50
V                                       500       WWW (Senbanc Fund)                         50
W                                       100       XXX (Robeco WPG Core Bond Fund -
                                                  Investor Class)                           100
X                                        50       Select (Money)                            700
Y                                        50       Beta 2 (Municipal Money)                    1
Z                                        50       Beta 3 (Government Money)                   1
AA                                       50       Beta 4 (N.Y. Money)                         1
BB                                       50       Principal Class (Money)                   700
CC                                       50       Gamma 2 (Municipal Money)                   1
DD                                      100       Gamma 3 (Government Money)                  1
EE                                      100       Gamma 4 (N.Y. Money)                        1
FF (n/i numeric Emerging Growth)         50       Bear Stearns Money                      2,500
GG (n/i numeric Growth)                  50       Bear Stearns Municipal Money            1,500
HH (n/i numeric Mid Cap)                 50       Bear Stearns Government Money           1,000
II (Baker 500 Growth Fund)              100       Delta 4 (N.Y. Money)                        1
JJ (Baker 500 Growth Fund)              100       Epsilon 1 (Money)                           1
KK                                      100       Epsilon 2 (Municipal Money)                 1
LL                                      100       Epsilon 3 (Government Money)                1
MM                                      100       Epsilon 4 (N.Y. Money)                      1
NN                                      100       Zeta 1 (Money)                              1
OO                                      100       Zeta 2 (Municipal Money)                    1
PP                                      100       Zeta 3 (Government Money)                   1
QQ (Robeco Boston Partners              100       Zeta 4 (N.Y. Money)                         1
Institutional Large Cap)
RR (Robeco Boston Partners                        Eta 1 (Money)                               1
Investors Large Cap)                    100
SS (Robeco Boston Partners Adviser                Eta 2 (Municipal Money)                     1
Large Cap)                              100
TT (Robeco Boston Partners                        Eta 3 (Government Money)                    1
Investors Mid Cap)                      100
UU (Robeco Boston Partners                        Eta 4 (N.Y. Money)                          1
Institutional Mid Cap)                  100
VV (Robeco Boston Partners                        Theta 1 (Money)                             1
Institutional All Cap Value)            100
WW (Robeco Boston Partners                        Theta 2 (Municipal Money)                   1
Investors All Cap Value)                100
YY (Schneider Capital Small Cap                   Theta 3 (Government Money)                  1
Value)                                  100
ZZ                                      100       Theta 4 (N.Y. Money)                        1
AAA                                     100

      The classes of common stock have been grouped into separate "families." There are seven families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family and the Hilliard Lyons Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; and the Hilliard Lyons Family represents interests in one non-money market portfolio.

      Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Fund's investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund.

                                  MISCELLANEOUS

      COUNSEL. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2005 (the "Annual Report") are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B-1" - Obligations are regarded as having speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

      "B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

      "B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weak capacity to meet its financial commitments over the short-term compared to other speculative - grade obligations.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "RD" - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

      "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

      "NR" - This designation indicates that Fitch does not publicly rate the issuer or issue in question.

      "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing an unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only just adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although, repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An   obligation  rated  "CC"  is  currently  highly  vulnerable  to nonpayment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" rating also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term  debt  rated  "A"  is  of  satisfactory   credit  quality.
Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" - Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

      CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

      RATING OUTLOOK: A Standard & Poor's rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

            o     "Positive" means that a rating may be raised.

            o     "Negative" means that a rating may be lowered.

            o     "Stable" means that a rating is not likely to change.

            o     "Developing" means a rating may be raised or lowered.


MOODY'S

      WATCHLIST: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

      RATING OUTLOOKS: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

FITCH

      WITHDRAWN:   A  rating  is  withdrawn  when  Fitch  deems  the  amount  of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

      RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one-to two-year period. Outlooks may be "positive", "stable" or "negative". A positive" or "negative" Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to "positive" or "negative" if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as "evolving".

DBRS

      RATING TRENDS: Each DBRS rating category is appended with one of three rating trends - "Positive", "Stable", or "Negative". The rating trend helps to give the investor an understanding of DBRS's opinion regarding the outlook for the rating in question. However, the investor must not assume that a positive or negative trend necessarily indicates that a rating change is imminent.

      RATING ACTIONS: In addition to confirming or changing ratings, other rating actions include:

      (1) SUSPENDED RATINGS. Rating opinions are forward looking. While a rating will consider the historical performance of an issuer, a rating is an assessment of the issuer's future ability and willingness to meet outstanding obligations. As such, for a complete credit quality assessment, DBRS normally requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified.

      Since the availability of such information is critical to the rating assessment, any reluctance in management's willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS's assessment of the degree of accuracy of a rating, possibly without the cooperation of management. Suspended ratings indicate that an issuer still has outstanding debt, but DBRS no longer provides a current rating opinion on the credit quality of that outstanding debt.

      (2) DISCONTINUED RATINGS. When an entity retires all, or virtually all, of its outstanding debt within a particular category and has no plans to re-issue in the near future (e.g. commercial paper, long-term debt or preferred shares), DBRS may discontinue its rating. Other less common circumstances where DBRS may also discontinue ratings include situations where the rated debt is no longer in the public market, where a defeasance structure removes the credit risk of the issuer as a consideration or where the debt comes to be held by a few large institutions that do not require ongoing DBRS ratings.

      (3) RATINGS "UNDER REVIEW." In practice, DBRS maintains continuous surveillance of the entities that it rates and therefore all ratings are always under review. Accordingly, when a significant event occurs that directly impacts the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. However, if there is high uncertainty regarding the outcome of the event, and DBRS is unable to provide an objective, forward-looking opinion in a timely fashion, then the rating(s) of the issuer(s) will be placed "Under Review" since they may no longer be appropriate and can no longer be relied upon.

      Ratings which are "Under Review" are qualified with one of the following three provisional statements: "negative implications", "positive implications", or "developing implications". These qualifications indicate DBRS's preliminary evaluation of the impact on the credit quality of the security/issuer. Although the three provisional statements may provide some guidance to subscribers, situations and potential rating implications may vary widely and DBRS's final rating conclusion may depart from its preliminary assessment. For each of these three provisional statements, further due diligence has to be completed in order to determine the applicable rating. In this respect, and while the previous rating may no longer be appropriate and can no longer be relied upon to gauge credit quality, the three provisional statements are an attempt to provide initial guidance as to possible rating outcomes after the due diligence process has been completed and DBRS has finalized its view.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. Notes maturing beyond three years will most likely receive a long-term debt rating. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the relative ability of an entitiy's financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                        BOGLE INVESTMENT MANAGEMENT, L.P.
                             PROXY VOTING GUIDELINES

It is the policy at Bogle Investment Management, L.P. (BIM), to vote all proxies, where we have been delegated the fiduciary duty to do so, in order to maximize shareholder value and the value of our investments. Whenever there is a conflict between the interests of BIM and the interests of its clients with regards to a proxy vote, it is BIM's policy to act in the best interest of its clients. The proxy voting guidelines below summarize BIM's position on various issues of concern to shareholders and investors. In order to facilitate the proxy voting process, we may retain a proxy service provider to assist us with proxy research, vote execution and record keeping. This proxy service provider would coordinate with our prime brokers and our clients' custodians to ensure that all proxy materials for each client are received and executed on a timely basis. This proxy service provider would also vote the proxies in accordance with our pre-determined policy and in consultation with BIM for non-routine, unusual or controversial issues.

IN THE CASE WHERE AN OUTSIDE PROXY FIRM IS USED AND THE FIRM MAKES VOTE RECOMMENDATIONS, BIM PERFORMS DUE DILIGENCE TO ENSURE THAT THESE RECOMMENDATIONS BENEFIT INVESTORS RATHER THAN THE PROVIDER FIRM'S OWN COMMERCIAL INTERESTS. ONE OF OUR KEY CRITERIA IN SELECTING A PROVIDER IS INDEPENDENCE, CONSIDERING SOURCES OF REVENUE AS WELL AS INDUSTRY REPUTATION. FURTHER, OUR RELATIONSHIP WITH OUR PROVIDER IS MORE IMPLEMENTATION ORIENTED THAN RECOMMENDATION ORIENTED, IN THAT THE PROVIDER WORKS FROM A PRE-DETERMINED SET OF POLICIES, CREATED BY BIM AND CUSTOMIZED TO SUIT OUR NEEDS

No set of guidelines can anticipate every issue that may arise. The guidelines are not exhaustive and do not include all potential voting issues or variations on existing issues. Many of the issues and the circumstances of individual companies are different, and there may be instances when we adjust our position and may not vote in strict adherence to these guidelines. ALSO, IN CASES WHERE THERE ARE NO PRE-DETERMINED POLICY GUIDELINES, THE THIRD PARTY SERVICE PROVIDER CONTACTS BIM TO DETERMINE THE PROPER COURSE OF ACTION.

As part of our ongoing investment process, our investment professionals may encounter significant corporate developments. As these situations arise, we may adjust votes for specific securities based on the current information.

PORTFOLIO MANAGERS ARE RESPONSIBLE FOR DETERMINING THE VOTING TEMPLATES AND FOR ADDRESSING CASE-BY-CASE QUERIES.

Our proxy voting guidelines are summarized below, including specific examples of commonly presented items.

I.    GUIDELINES FOR DOMESTIC SECURITIES

ELECTION OF THE BOARD OF DIRECTORS:

We will generally vote for the company's nominees, provided that the Board maintains a majority of independent directors. We will vote on a case-by-case basis for contested elections.

CLASSIFIED BOARD STRUCTURE:

We are generally against the adoption of classified board structures, where the board of directors is elected on a staggered basis instead of each director elected annually. We are generally against proposals to declassify boards, unless there are special circumstances where shareholders would benefit from the declassification.

CUMULATIVE VOTING:

We are generally against proposals to allow cumulative voting by shareholders.

SUPERMAJORITY VOTING:

We are generally against proposals to require a supermajority for shareholder votes.

ELECTION OF AUDITORS:

Our policies generally support the re-election of auditors unless:

      o An auditor has a financial interest in or association with the company, and is therefore not independent.

      o There is reason to believe that the auditor rendered an opinion that is either inaccurate or not indicative of the company's financial position

We will review fees paid by a company for non-audit services on a case-by-case basis to determine if they are so excessive as to impair the auditor's appearance of independence.

EXECUTIVE COMPENSATION:

We are generally in favor of proposals that link executive compensation to both the company's long-term performance and to the performance of its peer group, unless such proposals are excessive. We will vote on a case-by-case basis on proposals to reprice options and to institute or amend employee stock purchase plans.

GOLDEN PARACHUTES:

We are generally for shareholder proposals to require a shareholder vote to approve any plans greater than two times salary and bonus. We will review any proposals to repeal or cancel existing plans on a case-by-case basis.

POISON PILLS:

These are anti-takeover provisions that can make it more difficult for an outside party to take control of a company without the approval of the board of directors. We are generally for any shareholder proposals to require a company to submit its poison pill plan for shareholder approval. We will review on a case-by-case basis any proposals to redeem or revise any existing plans.

COMMON STOCK AUTHORIZATION:

We generally vote for the authorization to increase shares of common stock for routine corporate purposes such as for stock splits or share repurchase programs. Any non-routine issuances or issuances in connection with corporate restructurings are voted on as case-by-case basis.

PREFERRED STOCK:

We generally vote against proposals to create a new class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights - "blank check" stock. We review requests for issuances of preferred stock on a case-by-case basis.

STATE OF INCORPORATION:

We vote on a case-by-case basis on any proposals to change a company's state or country of incorporation.

CORPORATE RESTRUCTURINGS:

We vote on all mergers, acquisitions, spin-offs, liquidations and any other corporate restructurings on a case-by-case basis.

SOCIAL ISSUES AND CORPORATE RESPONSIBILITY ISSUES:

As there are many variations on these types of issues, we evaluate all shareholder proposals individually and vote for each on a case-by-case basis.

II.   GUIDELINES FOR INTERNATIONAL SECURITIES

For some of our clients we invest in foreign domiciled securities. For those securities that are incorporated in foreign jurisdictions and are not listed on US securities exchanges or the NASDAQ, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. Corporate governance systems differ country by country. As a result, the foregoing guidelines may not be appropriate under some circumstances for foreign issuers. The funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, and any exceptions or unusual circumstances will be voted on a case-by-case basis.